UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2017 – DECEMBER 31, 2017

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

December 31, 2017

AMG Chicago Equity Partners Balanced Fund

Class N: MBEAX      |     Class I: MBESX     |      Class Z: MBEYX

AMG Chicago Equity Partners Small Cap Value Fund

Class N: CESVX        |     Class I: CESSX      |     Class Z: CESIX

AMG Managers Amundi Intermediate Government Fund

Class N: MGIDX      |     Class I: MADIX     |      Class Z: MAMZX

AMG Managers Amundi Short Duration Government Fund

Class N: MGSDX      |     Class I: MANIX     |      Class Z: MATZX

amgfunds.com |	123117 AR009

AMG Funds

Annual Report—December 31, 2017

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Chicago Equity Partners Balanced Fund	4
AMG Chicago Equity Partners Small Cap Value Fund	16
AMG Managers Amundi Intermediate Government Fund	23
AMG Managers Amundi Short Duration Government Fund	31

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	41
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	43
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	44
Detail of changes in assets for the past two fiscal years

Financial Highlights	46
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	58
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68

OTHER INFORMATION	69

TRUSTEES AND OFFICERS	70

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The last 12 months was a strong period for equity markets as the health of the global economy improved and positive investor sentiment helped extend the U.S. bull market into its ninth year. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 21.83% during the fiscal year ended December 31, 2017. By comparison, small cap stocks underperformed large caps with a 14.65% return for the small cap Russell 2000® Index.

The S&P 500 Index has notched positive performance in every month since the U.S. presidential election amidst the backdrop of strong corporate earnings, improving global economic growth and the passage of sweeping tax reform. 2017 also marked a turning point for the broader global economy as growth accelerated in a more coordinated fashion around the world, global trade improved and commodities recovered. U.S. equity market volatility remained extremely low despite saber rattling in North Korea and a devastating hurricane season. In fact, the S&P 500 Index has not seen a pullback greater than 5% since the summer of 2016.

In total, all but two sectors of the S&P 500 Index were positive during the last 12 months; however, there was significant dispersion in performance across sectors. Information technology and materials stocks led the Index with returns of 38.87% and 23.25%, respectively, while companies within the energy and telecommunication services sectors were the laggards with returns of (1.11)% and (1.49)%, respectively. Growth stocks outperformed value during all four quarters of the year and ended 2017 with returns of 30.2% and 13.7% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. International equities outperformed domestic equities for the first time since 2012 as the global economy picked up and international returns were boosted by a weaker U.S. Dollar with the MSCI All Country World ex-USA Index returning 27.19% during the year. Meanwhile, emerging markets had their strongest year since 2009 with a 37.3% return for the MSCI Emerging Markets Index.

The U.S. bond market produced modestly positive returns for the year, as measured by the 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance. The yield curve flattened as the U.S. Federal Reserve (the Fed) continued to normalize monetary policy and short-term interest rates rose more than longer-term rates. The 2-year U.S. Treasury note rose 69 basis points during the year to yield 1.89% while the 10-year U.S. Treasury note ended 2017 at a 2.40% yield, five basis points lower than where it started. Investment grade corporates outperformed Treasuries and securitized credits with returns of 6.42%, 2.31% and 2.51%, respectively. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with a 7.50% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

		Periods ended December 31, 2017*
Average Annual Total Returns		1 Year	3 Years	5 Years
Stocks:
Large Caps	(S&P 500® Index)	21.83%	11.41%	15.79%
Small Caps	(Russell 2000® Index)	14.65%	9.96%	14.12%
International	(MSCI All Country World ex-USA Index)	27.19%	7.83%	6.80%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	3.54%	2.24%	2.10%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	7.50%	6.35%	5.78%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	5.45%	2.98%	3.02%
Treasury Bills	(ICE BofAML 6-Month U.S. Treasury Bill Index)	0.95%	0.62%	0.43%

*	Source: Factset. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2017	Expense Ratio for the Period	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period*
AMG Chicago Equity Partners Balanced Fund
Based on Actual Fund Return
Class N	1.09%	$1,000	$1,080	$5.71
Class I	.94%	$1,000	$1,080	$4.93
Class Z	.84%	$1,000	$1,082	$4.41
Based on Hypothetical 5% Annual Return
Class N	1.09%	$1,000	$1,020	$5.55
Class I	.94%	$1,000	$1,020	$4.79
Class Z	.84%	$1,000	$1,021	$4.28
AMG Chicago Equity Partners Small Cap Value Fund
Based on Actual Fund Return
Class N	1.35%	$1,000	$1,069	$7.04
Class I	1.26%	$1,000	$1,069	$6.57
Class Z	.95%	$1,000	$1,072	$4.96
Based on Hypothetical 5% Annual Return
Class N	1.35%	$1,000	$1,018	$6.87
Class I	1.26%	$1,000	$1,019	$6.41
Class Z	.95%	$1,000	$1,020	$4.84
AMG Managers Amundi Intermediate Government Fund
Based on Actual Fund Return
Class N	.84%	$1,000	$1,006	$4.25
Class I	.73%	$1,000	$1,006	$3.69
Class Z	.69%	$1,000	$1,007	$3.49
Based on Hypothetical 5% Annual Return
Class N	.84%	$1,000	$1,021	$4.28
Class I	.73%	$1,000	$1,022	$3.72
Class Z	.69%	$1,000	$1,022	$3.52
AMG Managers Amundi Short Duration Government Fund
Based on Actual Fund Return
Class N	.72%	$1,000	$1,004	$3.64
Class I	.63%	$1,000	$1,004	$3.18
Class Z	.57%	$1,000	$1,005	$2.88
Based on Hypothetical 5% Annual Return
Class N	.72%	$1,000	$1,022	$3.67
Class I	.63%	$1,000	$1,022	$3.21
Class Z	.57%	$1,000	$1,022	$2.91

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2017, the AMG Chicago Equity Partners Balanced Fund (Class N shares) (the “Fund”) returned 15.54%, compared to the 14.17% return for its benchmark, which consists of 60% the return of the Russell 1000® Index and 40% the return of the Bloomberg Barclays U.S. Aggregate Bond Index.

The portfolio is managed to emphasize stock selection while also using our proprietary models to adjust size, style and allocation exposures. The Fund has had a strong year, beating the benchmark in three of the four quarters. A 65/35 asset allocation was maintained throughout the year and the overweight to equities helped returns relative to the 60/40 benchmark. The market phase identified by the firm’s proprietary model was in expansion all year, so the Fund maintained its preference for growth over value—this also helped relative returns as growth beat value in 2017. The equity portion of the Fund significantly outperformed the Russell 1000® Index, helped by the preference for growth over value and good performance from the alpha model. The fixed income portion of the Fund underperformed the Bloomberg Barclays Aggregate Index. The portfolio maintained its underweight to corporate bonds as well as its emphasis on higher quality issuers in this environment, which hurt relative performance.

The strong stock market of 2017 reflected not only multiple expansion, but also strong corporate earnings growth. Economic indicators in the U.S.

were generally strong in the fourth quarter and throughout 2017, with a solid job market, strong housing numbers, improved growth and earnings expectations, and moderate inflation. As such, the Federal Reserve raised rates three times in the year, with the targeted federal funds rate ending the year at 1.5%. Regarding fixed income markets, from a valuation standpoint, risk premiums are at cycle lows, demonstrated by the corporate option-adjusted spread (OAS) declining 30 basis points over the year to end at 93 basis points. Throughout the year, the yield curve flattened as short rates rose and longer rates declined. Additionally, we have seen an increase in risk overall, including in balance sheet leverage. The Federal Reserve’s intent is to continue to raise rates and reverse Quantitative Easing.

Given this backdrop, the fixed income portion of the Fund continues to focus on downside protection and the equity portion continues to follow its disciplined approach. Our research has shown that constructing a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and momentum expectations built through a disciplined, risk-controlled process offers the potential to deliver consistent excess returns for the equity portion of the Fund. For the fixed income portion of the Fund, current circumstances support our strategy of maintaining a high quality bias. We believe the current environment demands an emphasis on downside protection in bond portfolios, and we are managing the portfolio in line with that belief. We will continue to monitor inputs to our investment process for indications of improving conditions and opportunity but believe our positioning is prudent and in line with our stated objectives. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, LLC, as of December 31, 2017 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Chicago Equity Partners Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class N shares on December 31, 2007, to a $10,000 investment made in the 60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

4

AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Chicago Equity Partners Balanced Fund, the 60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2017.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG Chicago Equity Partners Balanced Fund2, [3,4,5,6,7,8]
Class N	15.54%	9.67%	7.25%	8.05%	01/02/97
Class I	15.71%	9.89%	—	9.62%	11/30/12
Class Z	15.90%	9.96%	7.53%	8.43%	01/02/97
60% Russell 1000® Index9 /40% Bloomberg Barclays U.S. Aggregate Bond Index[10]	14.17%	10.29%	7.36%	7.72%	01/02/97	†
Bloomberg Barclays U.S. Aggregate Bond Index[10]	3.54%	2.10%	4.01%	5.22%	01/02/97	†
Russell 1000® Index[9]	21.69%	15.71%	8.59%	8.52%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

† Date reflects inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[4]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[8]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.
[9]	The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. Unlike the Fund, the Russell 1000® Index is unmanaged, is not available for investment, and does not incur expenses.
[1][0]	The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Chicago Equity Partners Balanced Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
U.S. Government and Agency Obligations	31.3
Information Technology	17.2
Industrials	10.4
Consumer Discretionary	9.1
Financials	8.9
Health Care	8.0
Consumer Staples	4.6
Energy	2.4
Real Estate	2.4
Materials	2.2
Utilities	1.7
Telecommunication Services	0.7
Short-Term Investments*	1.9
Other Assets Less Liabilities**	(0.8)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Apple, Inc.	2.9
U.S. Treasury Bonds, 2.750%, 08/15/42	2.4
Alphabet, Inc., Class A	2.1
U.S. Treasury Notes, 2.250%, 11/15/24	2.0
U.S. Treasury Notes, 2.250%, 02/15/27	2.0
Microsoft Corp.	1.5
Facebook, Inc., Class A	1.4
Amazon.com, Inc.	1.2
FHLMC Gold Pool, 3.500%, 01/01/46	1.1
U.S. Treasury Notes, 1.000%, 06/30/19	1.1

Top Ten as a Group	17.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments

December 31, 2017

	Shares	Value
Common Stocks - 63.8%
Consumer Discretionary - 9.1%
888 Holdings PLC (Gibraltar)	21,500	$81,772
Amazon.com, Inc.*	2,020	2,362,329
Aoyama Trading Co., Ltd. (Japan)	1,300	48,580
Bellway PLC (United Kingdom)	300	14,382
Beneteau, S.A. (France)	4,800	114,869
Best Buy Co., Inc.	1,420	97,227
BorgWarner, Inc.	5,780	295,300
Burlington Stores, Inc.*	6,240	767,707
Cable One, Inc.[1]	390	274,307
Card Factory PLC (United Kingdom)	29,400	117,138
CarMax, Inc.*	3,480	223,172
Chipotle Mexican Grill, Inc.*	195	56,361
Choice Hotels International, Inc.	1,840	142,784
Comcast Corp., Class A	34,675	1,388,734
CTS Eventim AG & Co. KGaA (Germany)	1,200	55,790
De’ Longhi S.P.A. (Italy)	100	3,027
Dollar Tree, Inc.*	3,140	336,953
Domino’s Pizza, Inc.	2,430	459,173
Dunkin’ Brands Group, Inc.	2,590	166,977
EDION Corp. (Japan)	5,500	63,946
Exedy Corp. (Japan)	3,500	107,831
Harley-Davidson, Inc.[1]	2,360	120,077
Hilton Worldwide Holdings, Inc.	9,285	741,500
The Home Depot, Inc.	10,045	1,903,829
John Menzies PLC (United Kingdom)	4,000	36,751
Kadokawa Dwango Corp. (Japan)	4,500	55,486
Kindred Group PLC, SDR (Malta)	3,100	44,264
Liberty Interactive Corp. QVC Group, Class A*	28,355	692,429
Liberty Ventures*	4,190	227,266
Macy’s, Inc.[1]	3,785	95,344
Marriott International, Inc., Class A	4,440	602,641
McDonald’s Corp.	5,400	929,448
Misawa Homes Co., Ltd. (Japan)	12,000	105,424
N Brown Group PLC (United Kingdom)	13,400	48,975
Netflix, Inc.*	4,620	886,855
Nissan Shatai Co., Ltd. (Japan)	3,100	31,642
Omnicom Group, Inc.	2,300	167,509
Polaris Industries, Inc.[1]	3,305	409,787
Ralph Lauren Corp.[1]	2,115	219,304
Ross Stores, Inc.	8,120	651,630
Royal Caribbean Cruises, Ltd.	1,070	127,630

	Shares	Value
Sanoma OYJ (Finland)	8,600	$112,164
Service Corp. International	11,480	428,434
Sirius XM Holdings, Inc.[1]	36,585	196,096
SKY Perfect JSAT Holdings, Inc. (Japan)	11,900	54,464
SSP Group PLC (United Kingdom)	400	3,674
Target Corp.	4,295	280,249
Thule Group AB (Sweden)[2]	2,000	45,054
Time Warner, Inc.	1,910	174,708
Tokai Rika Co., Ltd. (Japan)	1,800	37,771
Tupperware Brands Corp.	4,875	305,662
VF Corp.	7,620	563,880
Visteon Corp.*	2,210	276,559
Wacoal Holdings Corp. (Japan)	1,500	47,314
Total Consumer Discretionary		17,802,179
Consumer Staples - 4.6%
a2 Milk Co., Ltd. (New Zealand)*	18,100	103,518
Altria Group, Inc.	7,625	544,501
Archer-Daniels-Midland Co.	9,070	363,526
Brown-Forman Corp., Class B	8,415	577,858
The Coca-Cola Co.	11,535	529,226
Colgate-Palmolive Co.	1,220	92,049
Conagra Brands, Inc.	15,970	601,590
Constellation Brands, Inc., Class A	3,650	834,281
CVS Health Corp.	4,120	298,700
Edgewell Personal Care Co.*	2,835	168,371
The Estee Lauder Cos., Inc., Class A	8,055	1,024,918
Flowers Foods, Inc.	7,530	145,404
Ingredion, Inc.	2,780	388,644
La Doria S.P.A. (Italy)	1,200	23,597
Lamb Weston Holdings, Inc.	4,955	279,710
McCormick & Co., Inc., Non-Voting Shares	1,080	110,063
Origin Enterprises PLC (Ireland)	8,300	63,138
PepsiCo, Inc.	5,970	715,922
Philip Morris International, Inc.	1,660	175,379
Pilgrim’s Pride Corp.*	11,040	342,902
The Procter & Gamble Co.	9,800	900,424
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd. (Israel)	1,600	84,882
Salmar A.S.A. (Norway)	3,100	93,135
Stock Spirits Group PLC (United Kingdom)	27,200	98,696

The accompanying notes are an integral part of these financial statements.

7

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Consumer Staples - 4.6% (continued)
Wal-Mart Stores, Inc.	3,860	$381,175
Total Consumer Staples		8,941,609
Energy - 2.4%
Anadarko Petroleum Corp.	2,800	150,192
Apache Corp.	3,150	132,993
Baker Hughes, a GE company	2,810	88,908
Cabot Oil & Gas Corp.	4,870	139,282
Chevron Corp.	5,335	667,889
CNX Resources Corp.*	6,240	91,291
ConocoPhillips	7,425	407,558
Devon Energy Corp.	6,790	281,106
EOG Resources, Inc.	920	99,277
EQT Corp.	780	44,398
Exxon Mobil Corp.	11,525	963,951
Japan Petroleum Exploration Co., Ltd. (Japan)	2,800	74,013
National Oilwell Varco, Inc.	3,300	118,866
Noble Corp. PLC (United Kingdom)*,1	16,620	75,122
Noble Energy, Inc.	2,500	72,850
Occidental Petroleum Corp.	1,420	104,597
Ocean Yield A.S.A. (Norway)	2,700	22,855
Pioneer Natural Resources	745	128,773
RPC, Inc.[1]	22,950	585,914
Sinanen Holdings Co., Ltd. (Japan)	800	19,102
Subsea 7, S.A. (United Kingdom)	3,000	44,946
Tethys Oil AB (Sweden)	900	7,214
Valero Energy Corp.	2,940	270,215
Whitehaven Coal, Ltd. (Australia)	19,800	68,663
Whiting Petroleum Corp.*	3,000	79,440
Total Energy		4,739,415
Financials - 7.6%
The Allstate Corp.	12,150	1,272,226
American Financial Group, Inc.	640	69,466
Ameriprise Financial, Inc.	3,870	655,849
Aspen Insurance Holdings, Ltd. (Bermuda)	3,540	143,724
Associated Banc-Corp.	7,100	180,340
Assurant, Inc.	2,230	224,873
Assured Guaranty, Ltd. (Bermuda)	6,240	211,349
Banca Mediolanum S.P.A. (Italy)	1,300	11,254
Banca Popolare Di Sondrio SCARL (Italy)	15,300	55,871
Bank of America Corp.	28,255	834,087
Berkshire Hathaway, Inc., Class B*	2,850	564,927
BlackRock, Inc.	320	164,387

	Shares	Value
Chesnara PLC (United Kingdom)	1,500	$7,883
Citizens Financial Group, Inc.	3,520	147,770
CME Group, Inc.	935	136,557
Comerica, Inc.	2,330	202,267
Commerce Bancshares, Inc.	4,043	225,761
Corp. Financiera Alba, S.A. (Spain)	1,700	97,336
Cullen/Frost Bankers, Inc.[1]	1,120	106,008
Dah Sing Financial Holdings, Ltd. (Hong Kong)	16,800	107,623
Deutsche Pfandbriefbank AG (Germany)[2]	7,100	113,420
Discover Financial Services	855	65,767
Eaton Vance Corp.	7,260	409,391
Erie Indemnity Co., Class A	1,020	124,277
esure Group PLC (United Kingdom)	30,900	103,673
Fifth Third Bancorp	8,240	250,002
Franklin Resources, Inc.	7,205	312,193
Genworth Mortgage Insurance Australia, Ltd. (Australia)	2,300	5,372
Invesco, Ltd.	4,150	151,641
Japan Securities Finance Co., Ltd. (Japan)	19,700	111,365
JPMorgan Chase & Co.	11,538	1,233,874
Lincoln National Corp.	2,540	195,250
LPL Financial Holdings, Inc.	1,880	107,423
M&T Bank Corp.	1,130	193,219
Marusan Securities Co., Ltd. (Japan)	11,500	102,888
MetLife, Inc.	5,510	278,586
MFA Financial, Inc., REIT	14,840	117,533
Moody’s Corp.	2,735	403,713
Navient Corp.	4,600	61,272
Northern Trust Corp.	6,350	634,301
Plus500, Ltd. (Israel)	8,400	102,881
The Progressive Corp.	9,930	559,257
Prudential Financial, Inc.	1,770	203,515
Regions Financial Corp.	12,230	211,334
S&P Global, Inc.	2,500	423,500
SEI Investments Co.	2,890	207,675
SpareBank 1 Nord Norge (Norway)	3,200	24,261
State Street Corp.	3,680	359,205
SunTrust Banks, Inc.	5,715	369,132
SVB Financial Group*	960	224,419
T Rowe Price Group, Inc.	950	99,683
TD Ameritrade Holding Corp.	11,070	566,009
Torchmark Corp.	1,480	134,251
The Travelers Cos., Inc.	665	90,201

The accompanying notes are an integral part of these financial statements.

8

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 7.6% (continued)
US Bancorp	6,565	$351,753
Waddell & Reed Financial, Inc., Class A1	10,210	228,091
Wells Fargo & Co.	5,330	323,371
White Mountains Insurance Group, Ltd.	110	93,641
Total Financials		14,966,897
Health Care - 8.0%
AbbVie, Inc.	2,760	266,920
ABIOMED, Inc.*	1,560	292,360
ACADIA Pharmaceuticals, Inc.*,1	7,855	236,514
Aetna, Inc.	1,775	320,192
Align Technology, Inc.*	3,080	684,345
Amgen, Inc.	415	72,168
Baxter International, Inc.	22,633	1,462,997
Becton Dickinson & Co.	224	47,818
BioGaia AB, Class B (Sweden)	800	31,793
Bioverativ, Inc.*	3,250	175,240
Bristol-Myers Squibb Co.	2,980	182,614
Bruker Corp.	15,465	530,759
Cardinal Health, Inc.	750	45,952
Centene Corp.*	2,490	251,191
Cigna Corp.	810	164,503
COSMO Pharmaceuticals, N.V. (Ireland)	100	15,024
Eli Lilly & Co.	2,970	250,846
Exelixis, Inc.*	16,450	500,080
Express Scripts Holding Co.*	900	67,176
Gilead Sciences, Inc.	4,915	352,111
Humana, Inc.	1,410	349,779
IDEXX Laboratories, Inc.*	4,390	686,508
Idorsia, Ltd. (Switzerland)*	200	5,223
Indivior PLC (United Kingdom)*	13,400	73,586
IQVIA Holdings, Inc.*	2,870	280,973
Johnson & Johnson	5,095	711,873
KYORIN Holdings, Inc. (Japan)	4,800	89,573
McKesson Corp.	690	107,605
Merck & Co., Inc.	17,695	995,698
Mettler-Toledo International, Inc.*	200	123,904
Neurocrine Biosciences, Inc.*	10,225	793,358
Paramount Bed Holdings Co., Ltd. (Japan)	1,500	74,124
Perrigo Co. PLC (Ireland)	4,425	385,683
Pfizer, Inc.	3,367	121,953
Regeneron Pharmaceuticals, Inc.*	1,210	454,912
RHT Health Trust (Singapore)	73,700	46,296

	Shares	Value
Ship Healthcare Holdings, Inc. (Japan)	1,400	$46,275
Toho Holdings Co., Ltd. (Japan)	5,200	117,220
UnitedHealth Group, Inc.	7,060	1,556,448
Varian Medical Systems, Inc.*	4,985	554,083
Veeva Systems, Inc., Class A*	7,500	414,600
Vertex Pharmaceuticals, Inc.*	1,055	158,102
WellCare Health Plans, Inc.*	4,645	934,156
Zoetis, Inc.	9,050	651,962
Total Health Care		15,684,497
Industrials - 8.1%
3M Co.	4,945	1,163,905
Aida Engineering, Ltd. (Japan)	7,500	91,533
Air New Zealand, Ltd. (New Zealand)	37,300	84,326
Allison Transmission Holdings, Inc.	13,945	600,611
Amadeus Fire AG (Germany)	500	46,320
Biesse S.P.A. (Italy)	300	15,207
The Boeing Co.	4,770	1,406,721
Caterpillar, Inc.	11,555	1,820,837
Cintas Corp.	2,140	333,476
Copa Holdings, S.A., Class A (Panama)	950	127,357
Costain Group PLC (United Kingdom)	14,700	92,835
Cummins, Inc.	1,070	189,005
Eaton Corp. PLC	870	68,739
Emerson Electric Co.	2,910	202,798
Enav S.P.A. (Italy)[2]	5,100	27,599
Expeditors International of Washington, Inc.	14,420	932,830
FACC AG (Austria)*	4,800	99,664
Flowserve Corp.	2,050	86,367
Fluor Corp.	2,490	128,608
Fortive Corp.	2,630	190,280
Galliford Try PLC (United Kingdom)	1,700	29,517
GATX Corp.[1]	1,660	103,186
General Electric Co.	10,300	179,735
Go-Ahead Group PLC (United Kingdom)	2,100	42,218
HEICO Corp.	1,990	187,756
Honeywell International, Inc.	2,050	314,388
Hopewell Holdings, Ltd. (Hong Kong)	22,700	83,764
Inabata & Co., Ltd. (Japan)	600	9,077
Ingersoll-Rand PLC	710	63,325
Itoki Corp. (Japan)	6,500	48,034
Jacobs Engineering Group, Inc.	2,980	196,561
Kanematsu Corp. (Japan)	500	6,900
KAR Auction Services, Inc.	2,370	119,709

The accompanying notes are an integral part of these financial statements.

9

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 8.1% (continued)
Kirby Corp.*	4,450	$297,260
Komori Corp. (Japan)	7,600	106,648
Kyodo Printing Co., Ltd. (Japan)	3,400	109,336
Landstar System, Inc.	4,820	501,762
Macquarie Atlas Roads Group (Australia)	22,000	107,571
Mersen, S.A. (France)	2,400	107,414
Morgan Advanced Materials
PLC (United Kingdom)	4,200	19,127
Mota-Engil SGPS, S.A. (Portugal)	26,000	114,271
Namura Shipbuilding Co., Ltd. (Japan)	17,400	107,028
Northrop Grumman Corp.	870	267,012
OC Oerlikon Corp. AG (Switzerland)	3,200	54,015
Old Dominion Freight Line, Inc.	3,930	516,991
Oshkosh Corp.	980	89,072
Redde PLC (United Kingdom)	17,000	40,224
Rheinmetall AG (Germany)	100	12,646
Robert Half International, Inc.	5,690	316,023
Rockwell Automation, Inc.	4,775	937,571
SG Fleet Group, Ltd. (Australia)	34,000	107,706
Sojitz Corp. (Japan)	11,100	34,007
Spirit AeroSystems Holdings, Inc., Class A	2,425	211,581
Sulzer AG (Switzerland)	800	97,039
The Toro Co.	770	50,227
TransUnion*	15,480	850,781
Union Pacific Corp.	620	83,142
United Rentals, Inc.*	7,485	1,286,746
Valmont Industries, Inc.	690	114,436
Waste Management, Inc.	1,290	111,327
WW Grainger, Inc.	1,020	240,975
Total Industrials		15,985,126
Information Technology - 17.2%
Activision Blizzard, Inc.	3,160	200,091
Adobe Systems, Inc.*	2,790	488,920
Advanced Micro Devices, Inc.*	11,890	122,229
Alphabet, Inc., Class A*	3,945	4,155,663
Altium, Ltd. (Australia)	900	9,303
Apple, Inc.	33,810	5,721,666
Arista Networks, Inc.*	3,665	863,401
Atea A.S.A. (Norway)	4,700	66,116
Atlassian Corp. PLC, Class A (Australia)*	2,180	99,234
Broadcom, Ltd.	510	131,019
CDW Corp.	18,100	1,257,769

	Shares	Value
Cisco Systems, Inc.	7,240	$277,292
Dell Technologies, Inc., Class V*	1,800	146,304
DXC Technology Co.	2,800	265,720
Facebook, Inc., Class A*	15,285	2,697,191
First Solar, Inc.*	1,490	100,605
Fortinet, Inc.*	22,450	980,840
Harris	3,770	534,020
Hewlett Packard Enterprise Co.	4,740	68,066
HP, Inc.	19,450	408,644
IAC/InterActiveCorp*	910	111,275
Ines Corp. (Japan)	7,700	79,742
IPG Photonics Corp.*	1,390	297,641
Jabil, Inc.	6,740	176,925
Juniper Networks, Inc.	10,970	312,645
Kainos Group PLC (United Kingdom)	11,100	50,880
Leidos Holdings, Inc.	13,110	846,513
LogMeIn, Inc.	1,525	174,612
Mastercard, Inc., Class A	5,930	897,565
Maxim Integrated Products, Inc.	9,511	497,214
Micron Technology, Inc.*	2,490	102,389
Microsoft Corp.	35,365	3,025,122
Nemetschek SE (Germany)	200	17,892
NVIDIA Corp.	2,940	568,890
PayPal Holdings, Inc.*	11,090	816,446
Red Hat, Inc.*	880	105,688
Shinko Electric Industries Co., Ltd. (Japan)	12,100	97,764
Siltronic AG (Germany)*	400	57,829
Skyworks Solutions, Inc.	6,700	636,165
Softcat PLC (United Kingdom)	11,200	78,633
Square, Inc., Class A*	17,240	597,711
Synopsys, Inc.*	6,220	530,193
Take-Two Interactive Software, Inc.*	5,215	572,503
Teradyne, Inc.	2,635	110,327
Texas Instruments, Inc.	13,290	1,388,008
Tower Semiconductor, Ltd. (Israel)*	100	3,398
Toyo Corp./Chuo-ku (Japan)	12,300	107,891
Universal Display Corp.	1,260	217,539
Venture Corp., Ltd. (Singapore)	5,300	80,916
Viavi Solutions, Inc.*	20,960	183,190
Visa, Inc., Class A	7,670	874,533
VMware, Inc., Class A*,1	650	81,458
Vtech Holdings (Hong Kong)	3,700	48,392
Western Digital Corp.	4,970	395,264

The accompanying notes are an integral part of these financial statements.

10

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 17.2% (continued)
Workday, Inc., Class A*	2,540	$258,420
Zebra Technologies Corp., Class A*	7,160	743,208
Total Information Technology		33,738,874
Materials - 2.2%
Air Products & Chemicals, Inc.	1,855	304,368
Albemarle Corp.	400	51,156
Avery Dennison Corp.	1,850	212,491
Berry Global Group, Inc.*	12,390	726,921
Cabot Corp.	1,495	92,077
The Chemours Co.	10,910	546,155
Domtar Corp.	4,060	201,051
DowDuPont, Inc.	5,427	386,511
DuluxGroup, Ltd. (Australia)	12,400	73,893
Ence Energia y Celulosa, S.A. (Spain)	7,200	47,514
FMC Corp.	1,420	134,417
Freeport-McMoRan, Inc.*	24,725	468,786
Huntsman Corp.	4,950	164,785
Marshalls PLC (United Kingdom)	17,200	105,639
Mitsubishi Steel Manufacturing Co., Ltd. (Japan)	4,200	104,099
The Navigator Co., S.A. (Portugal)	3,700	18,839
Newmont Mining Corp.	3,755	140,888
Nippon Paper Industries Co., Ltd. (Japan)	5,800	110,089
Nippon Soda Co., Ltd. (Japan)	700	4,654
Owens-Illinois, Inc.*	5,000	110,850
PPG Industries, Inc.	585	68,340
Svenska Cellulosa AB SCA, Class B (Sweden)	6,400	65,965
Toyo Ink SC Holdings Co., Ltd. (Japan)	3,000	17,721
Vedanta Resources PLC (India)	11,300	122,260
Westlake Chemical Corp.	1,320	140,620
Total Materials		4,420,089
Real Estate - 2.4%
Alexandria Real Estate Equities, Inc., REIT	760	99,248
alstria office REIT-AG, REIT (Germany)	3,000	46,362
Boston Properties, Inc., REIT	1,530	198,946
CapitaLand Retail China Trust, REIT (Singapore)	7,500	9,084
CBRE Group, Inc., Class A*	11,950	517,554
Columbia Property Trust, Inc., REIT	7,400	169,830
CoreSite Realty Corp., REIT	4,990	568,361
Corporate Office Properties Trust, REIT	4,180	122,056
DDR Corp., REIT	23,260	208,410
Digital Realty Trust, Inc., REIT	5,600	637,840

	Shares	Value
Equity Residential, REIT	3,475	$221,601
Eurocommercial Properties, N.V. (Netherlands)	600	26,140
Hemfosa Fastigheter AB (Sweden)	2,800	37,520
Kungsleden AB (Sweden)	15,500	112,399
Leopalace21 Corp. (Japan)	1,100	8,542
The Macerich Co., REIT	2,270	149,094
NSI, N.V., REIT (Netherlands)	100	4,171
Outfront Media Inc., REIT	10,125	234,900
Piedmont Office Realty Trust, Inc., Class A, REIT	14,790	290,032
RDI REIT PLC, REIT (United Kingdom)	215,200	106,380
Realty Income Corp., REIT	740	42,195
Sabra Health Care REIT, Inc., REIT	19,925	373,992
Savills PLC (United Kingdom)	5,400	72,397
Senior Housing Properties Trust, REIT	3,500	67,025
Soilbuild Business Space REIT, REIT (Singapore)	215,700	108,056
Spirit Realty Capital, Inc., REIT	16,000	137,292
Tanger Factory Outlet Centers, Inc., REIT [1]	3,280	86,953
Vastned Retail, N.V., REIT (Netherlands)	200	9,911
Total Real Estate		4,666,291
Telecommunication Services - 0.7%
AT&T, Inc.	20,490	796,651
B Communications, Ltd. (Israel)*	6,200	113,419
DNA Oyj (Finland)	700	13,144
Ei Towers S.P.A. (Italy)	300	19,258
T-Mobile US, Inc.*	4,445	282,302
Zayo Group Holdings, Inc.*	4,510	165,968
Total Telecommunication Services		1,390,742
Utilities - 1.5%
American Water Works Co., Inc.	4,295	392,950
Atmos Energy Corp.	3,300	283,437
CenterPoint Energy, Inc.	9,475	268,711
Consolidated Edison, Inc.	2,620	222,569
Entergy Corp.	720	58,601
Eversource Energy	1,770	111,829
Hokuriku Electric Power Co. (Japan)	12,200	98,152
NRG Energy, Inc.	20,855	593,950
OGE Energy Corp.	4,240	139,538
Pinnacle West Capital Corp.	2,530	215,505
PPL Corp.	7,570	234,291
REN - Redes Energeticas Nacionais SGPS,
S.A. (Portugal)	14,500	43,129
Vectren Corp.	2,130	138,493

The accompanying notes are an integral part of these financial statements.

11

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Utilities - 1.5% (continued)
Xcel Energy, Inc.	2,650	$127,492
Total Utilities		2,928,647
Total Common Stocks
(Cost $103,058,322)		125,264,366
	Principal Amount
Corporate Bonds and Notes - 3.8%
Consumer Staples - 0.0%#
Colgate-Palmolive Co., MTN 1.750%, 03/15/19	$105,000	104,703
Financials - 1.3%
American Express Credit Corp., MTN 2.250%, 05/05/21	160,000	158,813
Bank of America Corp., MTN 2.503%, 10/21/22	270,000	267,308
Bank of Montreal, MTN (Canada) 2.100%, 12/12/19	185,000	184,540
The Goldman Sachs Group, Inc. 2.350%, 11/15/21	320,000	315,438
JPMorgan Chase & Co., MTN 2.295%, 08/15/21	330,000	327,214
Morgan Stanley, MTN 2.625%, 11/17/21	295,000	293,817
The Toronto-Dominion Bank, MTN (Canada) 2.250%, 11/05/19[1]	70,000	70,061
US Bancorp, MTN 2.200%, 04/25/19	175,000	175,527
Visa, Inc. 2.200%, 12/14/20	220,000	219,920
Wells Fargo & Co. 2.500%, 03/04/21	545,000	544,998
Total Financials		2,557,636
Industrials - 2.3%
3M Co., MTN 2.000%, 06/26/22	130,000	127,788
Altria Group, Inc. 2.625%, 01/14/20	200,000	201,346
Apple, Inc. 2.300%, 05/11/22	310,000	308,023
AT&T, Inc. 4.100%, 02/15/28[2]	370,000	371,972
BP Capital Markets PLC (United Kingdom) 1.676%, 05/03/19	225,000	223,860
Burlington Northern Santa Fe LLC 4.700%, 10/01/19	65,000	67,770
Cisco Systems, Inc. 1.400%, 02/28/18	200,000	199,900

	Principal Amount	Value
Cisco Systems, Inc. 2.200%, 02/28/21	$160,000	$159,565
Dr Pepper Snapple Group, Inc. 3.130%, 12/15/23	120,000	121,260
Exxon Mobil Corp. 1.708%, 03/01/19	95,000	94,794
Ford Motor Co. 4.346%, 12/08/26	120,000	125,336
General Electric Co.
Series A 6.750%, 03/15/32	45,000	61,737
The Home Depot, Inc. 2.250%, 09/10/18	210,000	210,620
Johnson & Johnson 5.150%, 07/15/18	90,000	91,678
Lockheed Martin Corp. 1.850%, 11/23/18	70,000	69,930
McDonald’s Corp., MTN 5.350%, 03/01/18	195,000	196,170
6.300%, 10/15/37	80,000	107,781
PepsiCo, Inc. 2.250%, 05/02/22	335,000	331,729
Pfizer, Inc. 1.700%, 12/15/19	230,000	228,619
Shell International Finance BV (Netherlands) 1.875%, 05/10/21	130,000	128,150
TransCanada PipeLines, Ltd. (Canada) 3.800%, 10/01/20	100,000	103,726
Tyson Foods, Inc. 2.650%, 08/15/19	200,000	201,039
Union Pacific Corp. 3.646%, 02/15/24	155,000	163,053
United Parcel Service, Inc. 6.200%, 01/15/38	120,000	165,483
Verizon Communications, Inc. 2.946%, 03/15/22	396,000	398,804
Total Industrials		4,460,133
Utilities - 0.2%
Consolidated Edison Co. of New York, Inc.
Series 08-B 6.750%, 04/01/38	105,000	151,056
Dominion Energy, Inc. 4.450%, 03/15/21	75,000	79,254
Georgia Power Co. 5.400%, 06/01/40	65,000	78,288
PacifiCorp 6.000%, 01/15/39	85,000	114,448
Total Utilities		423,046
Total Corporate Bonds and Notes
(Cost $7,480,385)		7,545,518

The accompanying notes are an integral part of these financial statements.

12

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
U.S. Government and Agency Obligations - 31.3%
Fannie Mae - 2.8%
FNMA, 1.000%, 10/24/19	$360,000	$354,193
1.375%, 10/07/21[1]	170,000	165,419
1.875%, 02/19/19	440,000	440,163
2.000%, 01/01/30	57,355	56,470
2.500%, 04/01/28 to 05/01/43	1,742,100	1,713,683
2.625%, 09/06/24	305,000	309,344
3.000%, 03/01/42 to 08/01/43	575,059	578,309
3.500%, 11/01/25 to 07/01/43	301,315	311,195
4.000%, 12/01/21 to 11/01/44	320,064	335,667
4.500%, 06/01/39 to 09/01/43	740,615	792,613
5.000%, 09/01/33 to 10/01/41	308,405	333,389
5.500%, 02/01/35 to 05/01/39	147,372	162,702
Total Fannie Mae		5,553,147
Freddie Mac - 9.1%
Federal Home Loan Mortgage Corp., 1.375%, 05/01/20[1]	170,000	167,516
2.375%, 01/13/22	105,000	106,005
FHLMC Gold Pool, 2.500%, 07/01/28 to 09/01/46	1,329,454	1,307,587
3.000%, 01/01/29 to 11/01/47	5,012,021	5,043,795
3.500%, 03/01/42 to 10/01/47	5,650,900	5,814,298
4.000%, 03/01/44 to 11/01/45	3,414,220	3,572,354
4.500%, 02/01/39 to 04/01/44	874,010	931,285
5.000%, 07/01/35 to 07/01/41	706,236	767,911
5.500%, 04/01/38 to 01/01/39	42,493	47,122
Total Freddie Mac		17,757,873
U.S. Treasury Obligations - 19.4%
U.S. Treasury Bonds,
2.750%, 08/15/42 to 08/15/47	5,925,000	5,960,996
3.000%, 11/15/45	1,155,000	1,213,246
U.S. Treasury Notes,
0.875%, 07/31/19	840,000	827,400
1.000%, 06/30/19 to 11/30/19	3,930,000	3,875,554
1.125%, 07/31/21	1,555,000	1,503,977
1.375%, 05/31/20 to 08/31/20	3,155,000	3,111,510
1.500%, 02/28/19 to 01/31/22	1,955,000	1,928,023
1.625%, 07/31/20 to 05/15/26	3,185,000	3,074,984
1.750%, 05/15/22 to 06/30/22	2,175,000	2,138,001
1.875%, 11/30/21	1,670,000	1,656,660
2.000%, 02/15/25	725,000	708,843
2.250%, 11/15/24 to 02/15/27	8,845,000	8,766,406
2.500%, 08/15/23 to 05/15/24	3,255,000	3,295,206
Total U.S. Treasury Obligations		38,060,806

Total U.S. Government and Agency Obligations (Cost $61,973,139)		61,371,826

	Shares	Value
Rights - 0.0%
Health Care - 0.0%
Dyax Corp. CVR Expiration 12/31/19*,3,4 (Cost $0)	670	$0
	Principal Amount
Short-Term Investments - 1.9%
Joint Repurchase Agreements - 1.3%[5]
Cantor Fitzgerald Securities, Inc., dated 12/29/17, due 01/02/18, 1.410% total to be received $1,000,157 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.500%, 01/31/18 - 06/20/63, totaling $1,020,000)	$1,000,000	1,000,000
Daiwa Capital Markets America, dated 12/29/17, due 01/02/18, 1.430% total to be received $448,828 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 01/11/18 - 12/01/51, totaling $457,732)	448,757	448,757
State of Wisconsin Investment Board, dated 12/29/17, due 01/02/18, 1.630% total to be received $1,000,181 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 01/15/19 - 02/15/46, totaling $1,027,770)	1,000,000	1,000,000
Total Joint Repurchase Agreements		2,448,757
	Shares
Other Investment Companies - 0.6%
Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 1.25%[6]	1,181,536	1,181,536
Total Short-Term Investments (Cost $3,630,293)		3,630,293
Total Investments - 100.8% (Cost $176,142,139)		197,812,003
Other Assets, less Liabilities - (0.8)%		(1,523,289)

Net Assets - 100.0%		$196,288,714

#	Less than 0.05%.
*	Non-income producing security.
[1]	Some or all of these securities, amounting to $2,374,701 or 1.2% of net assets, were out on loan to various brokers.

[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2017, the value of these securities amounted to $558,045 or 0.3% of net assets.
[3]	Security’s value was determined by using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

13

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

[4]	This security is restricted and not available for re-sale. The security was received as part of a corporate action on January 22, 2016.
[5]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[6]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

CVR         Contingent Value Rights

FHLMC    Freddie Mac

FNMA      Fannie Mae

MTN         Medium-Term Note

REIT         Real Estate Investment Trust

SDR          Sponsored Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2†	Level 3	Total
Investments in Securities
Common Stocks
Information Technology	$33,235,747	$503,127	—	$33,738,874
Consumer Discretionary	16,974,393	827,786	—	17,802,179
Industrials	15,064,347	920,779	—	15,985,126
Health Care	15,237,423	447,074	—	15,684,497
Financials	14,475,100	491,797	—	14,966,897
Consumer Staples	8,824,877	116,732	—	8,941,609
Energy	4,532,691	206,724	—	4,739,415
Real Estate	4,355,088	311,203	—	4,666,291
Materials	3,968,534	451,555	—	4,420,089
Utilities	2,830,495	98,152	—	2,928,647
Telecommunication Services	1,264,179	126,563	—	1,390,742
Corporate Bonds and Notes††	—	7,545,518	—	7,545,518
U.S. Government and Agency Obligations††	—	61,371,826	—	61,371,826
Rights	—	—	$0	—
Short-Term Investments
Joint Repurchase Agreements	—	2,448,757	—	2,448,757
Other Investment Companies	1,181,536	—	—	1,181,536

Total Investments in Securities	$121,944,410	$75,867,593	$0	$197,812,003

†	As a result of the fair valuation policy utilized by the Fund, certain international equity securities may be level 2 and could result in transfers between level 1 to level 2. (See Note 1(a) in the Notes to Financial Statements.)
††	All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

At December 31, 2017, the Level 3 securities are Rights received as a result of a corporate action. The security’s value was determined by using significant unobservable inputs which generated a change in unrealized depreciation of $7.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

14

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Country	% of Long-Term Investments
Australia	0.2
Austria	0.0	#
Bermuda	0.2
Canada	0.2
Finland	0.1
France	0.1
Germany	0.2
Gibraltar	0.0	#
Hong Kong	0.1
India	0.1
Ireland	0.2
Israel	0.2
Italy	0.1
Japan	1.2
Malta	0.0	#
Netherlands	0.1
New Zealand	0.1
Norway	0.1
Panama	0.1
Portugal	0.1
Singapore	0.1
Spain	0.1
Sweden	0.1
Switzerland	0.1
United Kingdom	0.8
United States	95.4

	100.0

#	Less than 0.05%.

The accompanying notes are an integral part of these financial statements.

15

AMG Chicago Equity Partners Small Cap Value Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2017, the AMG Chicago Equity Partners Small Cap Value Fund (Class I shares) (the “Fund”) returned 5.35%, compared to the 7.84% return for its benchmark, the Russell 2000® Value Index.

The strong stock market of 2017 reflected not only multiple expansion, but also strong corporate earnings growth. Economic indicators in the U.S. were generally strong in the fourth quarter and throughout 2017, with a solid job market, strong housing numbers, improved growth and earnings expectations, and moderate inflation. As such, the Federal Reserve raised rates three times in the year, with the targeted federal funds rate ending the year at 1.5%.

While the Fund outperformed its benchmark in most months of 2017, weaker relative returns in March, May and December had the worst drag on relative performance for the year. In each of those months, at least two if not three factor groups detracted from returns. The Fund’s exposures to value and quality factors had weak performance, while momentum and growth were relatively strong. For the year, the spread between our top quintile-ranked and bottom quintile-ranked stocks was positive, but not as wide as the long-term average of our quantitative model.

Expectations for 2018 are for continued increased earnings as corporate tax reform is incorporated into expectations. It has been our experience that the market rewards a broad set of fundamental factors more often than not, which is why we consistently stick to our disciplined process.

The Fund is managed to emphasize stock selection while neutralizing size, style and sector exposure. Our research has shown that constructing a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and momentum expectations built through a disciplined, risk-controlled process offers the potential to deliver consistent excess returns. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, LLC, as of December 31, 2017 and is not intended as a forecast or guarantee of future results and is subject to change without notice.

16

AMG Chicago Equity Partners Small Cap Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Chicago Equity Partners Small Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class I shares on December 31, 2014 (inception date), to a $10,000 investment made in the Russell 2000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Chicago Equity Partners Small Cap Value Fund and the Russell 2000® Value Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG Chicago Equity Partners Small Cap Value Fund2, [3,4,5,6,7]
Class N	5.18%	8.41%	12/31/14
Class I	5.35%	8.69%	12/31/14
Class Z	5.63%	8.86%	12/31/14
Russell 2000® Value Index[8]	7.84%	9.55%	12/31/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[4]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[5]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[6]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[8]	The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 2000® Value Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

17

AMG Chicago Equity Partners Small Cap Value Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

Sector	%of Net Assets
Financials	31.2
Industrials	15.5
Consumer Discretionary	8.6
Information Technology	8.6
Real Estate	8.1
Utilities	6.6
Health Care	6.1
Energy	5.4
Materials	5.0
Consumer Staples	2.7
Telecommunication Services	0.7
Short-Term Investments*	8.2
Other Assets Less Liabilities**	(6.7)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	%of Net Assets
Wintrust Financial Corp.	2.1
Cathay General Bancorp	1.9
Vishay Intertechnology, Inc.	1.7
MGIC Investment Corp.	1.6
American Equity Investment Life Holding Co.	1.6
Waddell & Reed Financial, Inc., Class A	1.5
Invesco Mortgage Capital, Inc., 0.420%	1.5
Xenia Hotels & Resorts, Inc., 0.275%	1.5
Sunstone Hotel Investors, Inc., 0.580%	1.4
Halyard Health, Inc.	1.3

Top Ten as a Group	16.1

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

18

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments

December 31, 2017

	Shares	Value
Common Stocks - 98.5%
Consumer Discretionary - 8.6%
Beazer Homes USA, Inc.*	540	$10,373
Bridgepoint Education, Inc.*	730	6,059
The Buckle, Inc.[1]	235	5,581
Callaway Golf Co.	1,245	17,343
Career Education Corp.*	605	7,308
Citi Trends, Inc.	260	6,880
Conn’s, Inc.*,1	545	19,375
Cooper-Standard Holdings, Inc.*	30	3,675
Dana, Inc.	250	8,002
Deckers Outdoor Corp.*	80	6,420
Flexsteel Industries, Inc.	120	5,614
Group 1 Automotive, Inc.	180	12,775
Johnson Outdoors, Inc., Class A	320	19,869
KB Home	255	8,147
Marriott Vacations Worldwide Corp.	120	16,225
MDC Partners, Inc., Class A*	1,560	15,210
MSG Networks, Inc., Class A*	375	7,594
Office Depot, Inc.	1,785	6,319
Oxford Industries, Inc.	70	5,263
Stoneridge, Inc.*	260	5,944
Tilly’s, Inc., Class A	235	3,469
TopBuild Corp.*	310	23,479
Tower International, Inc.	205	6,263
tronc, Inc.*	330	5,805
ZAGG, Inc.*	225	4,151
Total Consumer Discretionary		237,143
Consumer Staples - 2.7%
Cal-Maine Foods, Inc.*	75	3,334
Central Garden & Pet Co., Class A*	430	16,215
Ingles Markets, Inc., Class A	10	346
Sanderson Farms, Inc.	182	25,258
SpartanNash Co.	55	1,467
SUPERVALU, Inc.*,1	615	13,284
United Natural Foods, Inc.*	185	9,115
Village Super Market, Inc., Class A	215	4,930
Total Consumer Staples		73,949
Energy - 5.4%
C&J Energy Services, Inc.*	495	16,568
Delek US Holdings, Inc.	970	33,892
Exterran Corp.*	450	14,148
McDermott International, Inc.*	3,000	19,740

	Shares	Value
Newpark Resources, Inc.*	1,620	$13,932
Oasis Petroleum, Inc.*	755	6,349
Pacific Ethanol, Inc.*	400	1,820
ProPetro Holding Corp.*	735	14,818
Renewable Energy Group, Inc.*	340	4,012
Unit Corp.*	210	4,620
W&T Offshore, Inc.*	5,545	18,354
Total Energy		148,253
Financials - 31.2%
AG Mortgage Investment Trust, Inc., REIT	635	12,071
American Equity Investment Life Holding Co.	1,400	43,022
Anworth Mortgage Asset Corp., REIT	2,275	12,376
Apollo Commercial Real Estate Finance, Inc., REIT [1]	3	55
ARMOUR Residential REIT, Inc., REIT	1,195	30,735
The Bancorp, Inc.*	1,180	11,658
Bank of Commerce Holdings	70	805
The Bank of NT Butterfield & Son, Ltd. (Bermuda)	975	35,383
Cadence BanCorp*	275	7,458
Cathay General Bancorp	1,205	50,815
Chemical Financial Corp.	240	12,833
City Holding Co.	60	4,048
CNB Financial Corp.	60	1,574
CoBiz Financial, Inc.	390	7,796
Columbia Banking System, Inc.	565	24,544
Evercore, Inc., Class A	80	7,200
Farmers Capital Bank Corp.	40	1,540
FB Financial Corp.*	100	4,199
Federal Agricultural Mortgage Corp., Class C	279	21,829
First American Financial Corp.	245	13,730
First Commonwealth Financial Corp.	575	8,234
First Community Bancshares, Inc.	65	1,867
First Financial Bancorp	1,224	32,252
Hancock Holding Co.	495	24,503
Heritage Financial Corp.	595	18,326
Hope Bancorp, Inc.	715	13,049
Independent Bank Corp.	570	12,740
Invesco Mortgage Capital, Inc., REIT	2,330	41,544
Kearny Financial Corp.	660	9,537
Kemper Corp.	100	6,890
Lakeland Financial Corp.	345	16,729
Macatawa Bank Corp.	380	3,800
MBT Financial Corp.	280	2,968

The accompanying notes are an integral part of these financial statements.

19

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 31.2% (continued)
Meta Financial Group, Inc.	300	$27,795
MGIC Investment Corp.*	3,195	45,082
New Residential Investment Corp., REIT	855	15,287
NMI Holdings, Inc., Class A*	1,735	29,495
Old Second Bancorp, Inc.	440	6,006
Oppenheimer Holdings, Inc., Class A	130	3,484
PCSB Financial Corp.*	170	3,239
Preferred Bank	449	26,392
RBB Bancorp	65	1,779
Republic Bancorp, Inc., Class A	65	2,471
Riverview Bancorp, Inc.	740	6,416
S&T Bancorp, Inc.	300	11,943
Shore Bancshares, Inc.	170	2,839
State Bank Financial Corp.	390	11,638
Third Point Reinsurance, Ltd. (Bermuda)*	2,035	29,813
UMB Financial Corp.	85	6,113
Universal Insurance Holdings, Inc.	1,155	31,589
Waddell & Reed Financial, Inc., Class A1	1,895	42,334
Walker & Dunlop, Inc.*	80	3,800
Wintrust Financial Corp.	700	57,659
Total Financials		861,284
Health Care - 6.1%
Agenus, Inc.*,1	960	3,130
Bluebird Bio, Inc.*	55	9,795
Diplomat Pharmacy, Inc.*	115	2,308
Emergent BioSolutions, Inc.*	410	19,053
Halyard Health, Inc.*	800	36,944
Innoviva, Inc.*	1,550	21,994
Lannett Co., Inc.*	180	4,176
Magellan Health, Inc.*	130	12,551
Novavax, Inc.*	3,015	3,739
Omeros Corp.*	85	1,652
Orthofix International, N.V.*	115	6,290
Owens & Minor, Inc.[1]	340	6,419
PDL BioPharma, Inc.*	3,300	9,042
PTC Therapeutics, Inc.*	110	1,835
Spectrum Pharmaceuticals, Inc.*	235	4,453
Tivity Health, Inc.*	110	4,021
Triple-S Management Corp.,
Class B (Puerto Rico)*	535	13,295

	Shares	Value
Zogenix, Inc.*	175	$7,009
Total Health Care		167,706
Industrials - 15.5%
AAR Corp.	480	18,859
ACCO Brands Corp.*	1,720	20,984
Alamo Group, Inc.	175	19,752
Applied Industrial Technologies, Inc.	100	6,810
ArcBest Corp.	10	358
Briggs & Stratton Corp.	900	22,833
CAI International, Inc.*	150	4,248
Costamare, Inc. (Monaco)	1,020	5,885
Covenant Transportation Group, Inc., Class A*	415	11,923
CRA International, Inc.	75	3,371
DMC Global, Inc.	130	3,257
EMCOR Group, Inc.	145	11,854
Ennis, Inc.	830	17,222
The Greenbrier Cos., Inc.	290	15,457
KBR, Inc.[1]	1,080	21,416
Kelly Services, Inc., Class A	680	18,544
Kimball International, Inc., Class B	290	5,414
Meritor, Inc.*	945	22,170
Moog, Inc., Class A*	305	26,489
Northwest Pipe Co.*	125	2,393
Quad/Graphics, Inc.	835	18,871
Radiant Logistics, Inc.*	770	3,542
Rexnord Corp.*	280	7,286
Rush Enterprises, Inc., Class A*	590	29,978
SP Plus Corp.*	500	18,550
Textainer Group Holdings, Ltd.*	670	14,405
Triton International, Ltd. (Bermuda)	500	18,725
Tutor Perini Corp.*,1	280	7,098
Vectrus, Inc.*	595	18,356
Werner Enterprises, Inc.	445	17,199
YRC Worldwide, Inc.*	1,080	15,530
Total Industrials		428,779
Information Technology - 8.6%
ADTRAN, Inc.	360	6,966
Bel Fuse, Inc., Class B	280	7,049
Belden, Inc.	215	16,592
CACI International, Inc., Class A*	55	7,279
Comtech Telecommunications Corp.	600	13,272
Diodes, Inc.*	410	11,755
DSP Group, Inc.*	240	3,000

The accompanying notes are an integral part of these financial statements.

20

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 8.6% (continued)
Electro Scientific Industries, Inc.*	800	$17,144
ePlus, Inc.*	235	17,672
Fitbit, Inc., Class A*	755	4,311
KVH Industries, Inc.*	320	3,312
ManTech International Corp., Class A	65	3,262
Progress Software Corp.	550	23,413
QAD, Inc., Class A	220	8,547
QuinStreet, Inc.*	600	5,028
Ribbon Communications, Inc.*	855	6,609
Sanmina Corp.*	180	5,940
Super Micro Computer, Inc.*	60	1,256
SYNNEX Corp.	70	9,516
Systemax, Inc.[1]	295	9,815
Viavi Solutions, Inc.*	1,070	9,352
Vishay Intertechnology, Inc.	2,255	46,791
Zedge, Inc., Class B*	1	3
Total Information Technology		237,884
Materials - 5.0%
Boise Cascade Co.	135	5,387
The Chemours Co.	164	8,210
Cleveland-Cliffs, Inc.*,1	4,420	31,868
Greif, Inc., Class A	200	12,116
Kronos Worldwide, Inc.	550	14,173
Louisiana-Pacific Corp.*	285	7,484
Ryerson Holding Corp.*	950	9,880
Schnitzer Steel Industries, Inc., Class A	1,035	34,672
Tronox, Ltd., Class A	260	5,333
Valhi, Inc.	745	4,597
Verso Corp., Class A*	265	4,656
Total Materials		138,376
Real Estate - 8.1%
Ashford Hospitality Trust, Inc., REIT	1,630	10,970
Chatham Lodging Trust, REIT	830	18,891
Chesapeake Lodging Trust, REIT	895	24,245
Consolidated-Tomoka Land Co.	70	4,445
DiamondRock Hospitality Co., REIT	1,930	21,790
First Industrial Realty Trust, Inc., REIT	305	9,598
iStar, Inc., REIT *	940	10,622
Jernigan Capital, Inc., REIT [1]	210	3,992
Lexington Realty Trust, REIT	1,555	15,006
One Liberty Properties, Inc., REIT	135	3,499
Pebblebrook Hotel Trust, REIT [1]	390	14,496

	Shares	Value
PS Business Parks, Inc., REIT	51	$6,380
Sunstone Hotel Investors, Inc., REIT [1]	2,330	38,515
Xenia Hotels & Resorts, Inc., REIT	1,875	40,481
Total Real Estate		222,930
Telecommunication Services - 0.7%
Cincinnati Bell, Inc.*	420	8,757
Iridium Communications, Inc. *,1	885	10,443
Total Telecommunication Services		19,200
Utilities - 6.6%
ALLETE, Inc.	50	3,718
American States Water Co.	230	13,319
Avista Corp.	160	8,238
California Water Service Group	215	9,750
Chesapeake Utilities Corp.	105	8,248
IDACORP, Inc.	217	19,825
New Jersey Resources Corp.	405	16,281
Northwest Natural Gas Co.	30	1,790
ONE Gas, Inc.	250	18,315
Otter Tail Corp.	315	14,002
PNM Resources, Inc.	605	24,472
SJW Group	350	22,340
Spire, Inc.	70	5,261
Unitil Corp.	90	4,106
WGL Holdings, Inc.	140	12,018
Total Utilities		181,683
Total Common Stocks (Cost $2,399,132)		2,717,187

The accompanying notes are an integral part of these financial statements.

21

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments - 8.2%
Joint Repurchase Agreements - 6.1%[2]
Cantor Fitzgerald Securities, Inc., dated 12/29/17, due 01/02/18, 1.410% total to be received $169,452 (collateralized by various U.S. Government Agency Obligations, 0.000% -8.500%, 01/31/18 - 06/20/63, totaling $172,813)	$169,425	$169,425

	Shares
Other Investment Companies - 2.1%
Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 1.25%[3]	57,469	57,469
Total Short-Term Investments (Cost $226,894)		226,894

Value
Total Investments - 106.7% (Cost $2,626,026)	$2,944,081
Other Assets, less Liabilities - (6.7)%	(184,419)
Net Assets - 100.0%	$2,759,662

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $161,259 or 5.8% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT    Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$2,717,187	—	—	$2,717,187
Short-Term Investments
Joint Repurchase Agreements	—	$169,425	—	169,425
Other Investment Companies	57,469	—	—	57,469

Total Investments in Securities	$2,774,656	$169,425	—	$2,944,081

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

22

AMG Managers Amundi Intermediate Government Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

During the year ended December 31, 2017, the AMG Managers Amundi Intermediate Government Fund (Class N shares) (formerly Class S shares) (the “Fund”) returned 1.68%, while the Citigroup Mortgage Index returned 2.47%.

Low interest rate volatility helped agency mortgage-backed securities (MBS) performance relative to U.S. Treasuries. Performance was weak early in the first quarter despite lower volatility, as concerns over Federal Reserve (Fed) policy impacted performance. Coupon performance was mixed, but the coupon stack generally widened modestly versus Treasury hedges and tighter versus swaps. Overseas buying, which helped to support Ginnie Mae (GNMA) MBS for much of 2016, was light for first quarter of 2017. MBS rebounded later in the quarter with the market gaining greater comfort concerning the tapering of asset purchases by the Fed.

Agency MBS continued to exhibit low spread volatility into the second quarter. While lower volatility and good carry helped agency MBS performance relative to U.S. Treasuries, spreads widened modestly during the quarter. The market had a muted reaction to the Fed’s continued guidance regarding their plans for the tapering of mortgage purchases. Prepayment speeds remained relatively low. Ginnie Mae/Fannie Mae (GNMA/FNMA) spreads were weaker in the quarter due to expectations of bank reform resulting in easier liquidity rules.

Agency MBS finished the third quarter in strong fashion as the sell-off in rates in September proved to be supportive of spreads. Generally, Agency MBS traded with short empirical durations throughout the quarter as concern over recent interest rate lows in August gave way to relief in September. Higher coupon MBS outperformed production coupons significantly. Higher rates also brought in fresh demand. Because the plan and timing of the Fed tapering were well previewed through the middle of the year, markets took the formal announcement in stride.

MBS performance began the fourth quarter with fair performance, only to finish stronger in the month of December. The Treasury rate curve flattened over the quarter, driving lower coupon FNMA and Freddie Mac (FHLMC) 30-year MBS to be best performers while higher coupon MBS lagged significantly despite the favorable prepayment environment.

The Fed began tapering their MBS portfolio in the fourth quarter. The immediate impact on the market was minimal. The size of the MBS market grew in 2016 and 2017 due to high net supply. However, the Fed maintained the size of its MBS portfolio, leading to a reduction of the Fed’s footprint on the market. The gradual start of tapering tempered the market impact.

PERFORMANCE AND POSITIONING

The Fund underperformed its benchmark during the period. Performance was negatively impacted by the Fund’s shorter-than-benchmark duration exposure as the Fed raised rates and short-term interest rates rose more than long-term rates. Agency FRMs (fixed-rate MBS) were positive contributors to performance in 2017. Specifically, the Fund remained underweight in lower coupon MBS and generally overweight in middle to higher coupon MBS relative to the benchmark. Our asset-backed securities (ABS) exposure also provided a contribution to the portfolio’s performance.

During 2017, 30-year Agency FRMs continued to account for the majority of the portfolio exposure, generally ranging between 100% and 110% of capital. We slightly reduced our exposure to 15-year Agency FRMs by 1% from 6.7% to 5.7% by year-end. We eliminated the modest 2% exposure to collateralized mortgage-backed securities (CMBS) over the course of the year. We have maintained our asset-backed securities (ABS) and Agency collateralized mortgage obligations (CMO) exposure at approximately 7% and 2% of capital, respectively.

The Fund held both U.S. Treasury and swap futures throughout the year. These derivative positions were held primarily to hedge the effective duration (i.e., interest rate risk) of the total portfolio. In general, the presence of these positions reduced the portfolio duration by 0.22 years to 0.35 years.

LOOKING FORWARD

In the aftermath of the financial crisis, multiple factors inhibited leverage, including tighter regulation and more costly secured financing. The unleveraged investor was then king. Times have changed, and balance sheets are expanding. We are now in the final phase of the credit cycle, the “leverage” phase. Abundant liquidity and low defaults support higher asset prices with low volatility. The resulting excellent Sharpe ratios invite the increasing application of leverage and extend the virtuous cycle, further compressing spreads.

The rates market is pricing fewer than half of the seven rate hikes that the Federal Open Market Committee (FOMC) forecasts over the next three years. We think Fed rate hikes are underpriced. Still, we do not fear the Fed upsetting the apple cart, unless inflation surprises substantially to the upside.

Fundamentally, the U.S. housing market remains in healing mode. Affordability levels continue to support stable or rising home prices in most parts of the country. Mortgage credit availability has barely begun to expand from the severely restricted post-crisis levels. Housing construction rates and household formation rates are more likely to reveal a housing shortage than a housing surplus. One new obstacle to continued home price appreciation is the recent tax reform legislation that reduced the historic subsidy for home ownership. While we see modest risk in pockets of the housing market where home prices and state taxes are high, in the aggregate this headwind is likely to be overwhelmed by the aforementioned tailwinds. In the base case, the U.S. housing market remains positioned for home price gains that continue to outpace inflation in the majority of geographies and price points.

Additionally, the risk remains minimal for a “left tail” scenario of broad and severe home price declines. The housing crisis was made possible by an unsustainable combination of low affordability levels, weak mortgage credit standards and oversupply of housing. Today’s environment remains in the opposite corner of this matrix.

This commentary reflects the viewpoints of the portfolio manager, Amundi Pioneer Institutional Asset Management, Inc. as of December 31, 2017, and is not intended as a forecast or guarantee of future results and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Amundi Intermediate Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class N (formerly Class S) shares on December 31, 2007, to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index and the Citigroup Mortgage Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

23

AMG Managers Amundi Intermediate Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Managers Amundi Intermediate Government Fund and the Bloomberg Barclays U.S. Aggregate Bond Index and the Citigroup Mortgage Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Managers Amundi Intermediate Government Fund2, [3,4,5,6,7]
Class N8	1.68%	1.90%	3.84%	5.48%	03/31/92
Class I	—	—	—	1.15%	02/24/17
Class Z	—	—	—	1.15%	02/24/17
Bloomberg Barclays U.S. Aggregate Bond Index[9]	3.54%	2.10%	4.01%	5.66%	03/31/92	†
Citigroup Mortgage Index[10]	2.47%	2.02%	3.85%	5.52%	03/31/92	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[5]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[6]	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
[7]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.
[8]	Effective February 27, 2017, Class S was renamed Class N.
[9]	The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.
[10]	The Citigroup Mortgage Index includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The Index reflects no deductions for fees, expenses, or taxes. Unlike the Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

24

AMG Managers Amundi Intermediate Government Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

Category	%of Net Assets
U.S. Government and Agency Obligations	123.4
Asset-Backed Securities	7.2
Mortgage-Backed Securities	0.4
Short-Term Investments	16.6
TBA Forward Sale Commitments	(0.9)
Other Assets Less Liabilities*	(46.7)

*	Includes payables for To Be Announced securities, and net unrealized appreciation of $16,584 on open futures contracts.

Rating	% of Market Value*
U.S. Government and Agency Obligations	94.2
Aaa	5.5
Aa	0.0	#
A	0.0	#
Baa	0.1
Ba	0.1
B	0.1
Caa & lower	0.0	#
N/R	0.0	#

*	Includes market value of fixed-income securities only.
#	Less than 0.05%.

TOP TEN HOLDINGS

Security Name	%of Net Assets
FHLMC Gold Pool, 4.000%, TBA 30 years	15.0
FNMA, 4.000%, TBA 30 years	13.1
FHLMC Gold Pool, 3.500%, TBA 30 years	9.9
FNMA, 3.000%, TBA 15 years	3.9
Progress Residential Trust, Series 2015-SFR2, Class A, 2.740%, 06/12/32	2.7
FNMA, 4.000%, 09/01/55	2.6
FNMA, 3.000%, 06/01/45	2.3
FNMA, 3.500%, TBA 30 years	2.3
FNMA, 4.500%, 09/01/53	2.1
FNMA, 4.500%, TBA 30 years	2.0

Top Ten as a Group	55.9

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

25

AMG Managers Amundi Intermediate Government Fund

Schedule of Portfolio Investments

December 31, 2017

	Principal Amount	Value
Asset-Backed Securities - 7.2%
Colony American Homes
Series 2014-1A, Class A (1-Month LIBOR plus 1.150%), 2.627%, 05/17/31 (01/17/18)[1,2,3]	$1,424,362	$1,428,227
Series 2014-2A, Class A (1-Month LIBOR plus 0.950%), 2.427%, 07/17/31 (01/17/18)[1,3]	1,210,550	1,212,613
Invitation Homes Trust
Series 2015-SFR3, Class A (1-Month LIBOR plus 1.300%), 2.760%, 08/17/32 (01/17/18)[1,3]	1,823,604	1,835,003
Progress Residential Trust
Series 2015-SFR2, Class A 2.740%, 06/12/32[1,2]	2,955,301	2,947,970
Series 2016-SFR1, Class A (1-Month LIBOR plus 1.500%), 2.960%, 09/17/33 (01/17/18)[1,3]	351,817	355,774
Total Asset-Backed Securities
(Cost $7,753,093)		7,779,587
Mortgage-Backed Securities - 0.4%
American Home Mortgage Assets Trust
Series 2005-1, Class 1A1 3.730%, 11/25/35[4]	44,522	39,470
American Home Mortgage Investment Trust
Series 2004-1, Class 4A (6-Month LIBOR plus 2.000%), 3.661%, 04/25/44 (01/01/18)[3]	88,880	83,336
Series 2005-1, Class 5A1 (6-Month LIBOR plus 2.000%), 3.652%, 06/25/45 (01/01/18)[3]	5,887	5,889
Banc of America Funding
Series 2004-B, Class 1A2 3.218%, 12/20/34[4]	64,029	52,428
GSR Mortgage Loan Trust
Series 2004-5, Class 1A3 (US Treasury 1 Year plus 1.750%), 3.360%, 05/25/34 (01/01/18)[3]	17,528	17,216
Reperforming Loan REMIC Trust
Series 2004-R2, Class 1AF1 (1-Month LIBOR plus 0.420%), 1.972%, 11/25/34 (01/25/18)[1,3]	69,806	62,518
Structured Asset Securities Corp.
Series 2005-RF1, Class A (1-Month LIBOR plus 0.350%), 1.902%, 03/25/35 (01/25/18)[1,3]	157,481	140,623

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust
Series 2007-16, Class 1A1 6.000%, 12/28/37	$79,425	$82,749
Total Mortgage-Backed Securities
(Cost $525,364)		484,229
U.S. Government and Agency Obligations - 123.4%
Fannie Mae - 54.4%
FNMA,
2.500%, 02/01/43	646,228	626,614
3.000%, 01/01/43 to 06/01/45[2]	4,376,764	4,396,732
3.000%, TBA 15 years[5,6]	4,200,000	4,277,930
(6-Month LIBOR plus 1.600%), 3.121%, 06/01/34[2,3]	426,737	442,906
(12-Month LIBOR plus 1.624%), 3.420%, 08/01/34[3]	119,707	125,193
3.500%, 05/01/42 to 10/01/45[2]	6,845,835	7,063,474
3.500%, TBA 30 years[5,6]	2,400,000	2,464,125
4.000%, 12/01/26 to 09/01/55[2]	8,952,109	9,453,663
4.000%, TBA 30 years[5,6]	13,600,000	14,222,049
4.500%, 11/01/26 to 09/01/53[2]	6,878,995	7,381,676
4.500%, TBA 30 years[5,6]	2,000,000	2,127,812
4.750%, 07/01/34 to 09/01/34	195,479	211,035
5.000%, 06/01/18 to 08/01/40	1,971,122	2,152,144
5.500%, 02/01/18 to 08/01/41[2]	2,121,407	2,317,807
6.000%, 11/01/22 to 06/01/39[2]	810,776	886,192
6.500%, 07/01/32	59,505	60,437
7.000%, 11/01/22[2]	185,003	194,253
FNMA REMICS,
Series 1994-55, Class H 7.000%, 03/25/24[2]	328,264	356,005
Series 2005-13, Class AF
(1-Month LIBOR plus 0.400%), 1.952%, 03/25/35[2,3]	203,273	203,859
FNMA REMICS Whole Loan
Series 2003-W4, Class 4A 7.500%, 10/25/42[4]	50,578	56,569
Total Fannie Mae		59,020,475
Freddie Mac - 36.5%
FHLMC,
(US Treasury 1 Year plus 2.224%), 3.474%, 11/01/33[2,3]	392,045	409,827
FHLMC Gold Pool, 3.000%, 10/01/42 to 06/01/45	2,169,106	2,176,775
3.500%, 04/01/32 to 02/01/47[2]	3,051,838	3,163,361
3.500%, TBA 30 years[5,6]	10,400,000	10,680,045
4.000%, 09/01/31	298,860	315,761
4.000%, TBA 30 years[5,6]	15,600,000	16,312,968
4.500%, 02/01/20 to 09/01/41[2]	1,621,141	1,725,223
5.000%, 05/01/18 to 06/01/41[2]	2,024,942	2,194,681
5.500%, 01/01/18 to 01/01/39[2]	1,621,453	1,786,268
6.000%, 09/01/21 to 01/01/24	156,742	163,960
7.000%, 07/01/19	28,608	29,135

The accompanying notes are an integral part of these financial statements.

26

AMG Managers Amundi Intermediate Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Freddie Mac - 36.5% (continued)
FHLMC Gold Pool, 7.500%, 07/01/34[2]	$541,695	$631,934
Total Freddie Mac		39,589,938
Ginnie Mae - 31.0%
GNMA,
3.000%, 11/15/42 to 06/20/45	3,285,559	3,322,810
3.000%, TBA 30 years[5,6]	1,000,000	1,009,062
3.500%, 08/15/43 to 11/20/45[2]	7,700,831	7,990,048
4.000%, 06/20/43 to 04/20/47[2]	12,477,930	13,143,029
4.500%, 05/15/39 to 02/15/46[2]	2,459,427	2,632,794
4.500%, TBA 30 years[5,6]	600,000	631,219
5.000%, 12/15/35 to 12/15/45[2]	3,587,608	3,908,021
5.500%, 10/15/39 to 11/15/39[2]	857,417	954,757
7.500%, 09/15/28 to 11/15/31	19,459	20,084
Total Ginnie Mae		33,611,824
Interest Only Strip - 1.5%
FHLMC
Series 212, Class IO 6.000%, 05/15/31	805	171
FHLMC REMICS,
Series 2380, Class SI
(7.900% minus 1-Month LIBOR, Cap 7.900%,
Floor 0.000%), 6.423%, 06/15/31[3]	7,568	1,506
Series 2922, Class SE
(6.750% minus 1-Month LIBOR, Cap 6.750%,
Floor 0.000%), 5.273%, 02/15/35[3]	77,443	14,257
Series 2934, Class HI 5.000%, 02/15/20	14,769	525
Series 2934, Class KI 5.000%, 02/15/20	9,884	328
Series 2965, Class SA
(6.050% minus 1-Month LIBOR, Cap 6.050%, Floor 0.000%), 4.573%, 05/15/32[3]	154,041	20,339
Series 2967, Class JI 5.000%, 04/15/20	29,562	1,119
Series 2980, Class SL
(6.700% minus 1-Month LIBOR, Cap 6.700%,
Floor 0.000%), 5.223%, 11/15/34[3]	112,039	25,611
Series 3065, Class DI
(6.620% minus 1-Month LIBOR, Cap 6.620%,
Floor 0.000%), 5.143%, 04/15/35[3]	222,825	37,438
Series 3308, Class S
(7.200% minus 1-Month LIBOR, Cap 7.200%,
Floor 0.000%), 5.723%, 03/15/32[3]	138,693	25,267
Series 3424, Class XI
(6.570% minus 1-Month LIBOR, Cap 6.570%,
Floor 0.000%), 5.093%, 05/15/36[3]	183,514	30,035
Series 3489, Class SD
(7.800% minus 1-Month LIBOR, Cap 7.800%,
Floor 0.000%), 6.323%, 06/15/32[3]	82,273	16,042
Series 3685, Class EI 5.000%, 03/15/19	9,292	85
Series 3731, Class IO 5.000%, 07/15/19	6,381	59
Series 3882, Class AI 5.000%, 06/15/26	41,834	1,190

	Principal Amount	Value
FHLMC REMICS,
Series 4395, Class TI 4.000%, 05/15/26	$498,722	$46,962
FNMA,
Series 222, Class 2 7.000%, 06/25/23	4,065	600
Series 343, Class 21 4.000%, 09/25/18	6,678	54
Series 343, Class 22 4.000%, 11/25/18	3,758	37
Series 351, Class 5 5.000%, 04/25/34	22,796	4,086
Series 351, Class 3 5.000%, 04/25/34	46,302	8,067
Series 351, Class 4 5.000%, 04/25/34	26,926	4,826
FNMA REMICS,
Series 2004-51, Class SX
(7.120% minus 1-Month LIBOR, Cap 7.120%,
Floor 0.000%), 5.568%, 07/25/34[3]	81,453	14,893
Series 2004-64, Class SW
(7.050% minus 1-Month LIBOR, Cap 7.050%,
Floor 0.000%), 5.498%, 08/25/34[3]	265,541	47,247
Series 2005-12, Class SC
(6.750% minus 1-Month LIBOR, Cap 6.750%,
Floor 0.000%), 5.198%, 03/25/35[3]	117,172	18,797
Series 2005-45, Class SR
(6.720% minus 1-Month LIBOR, Cap 6.720%,
Floor 0.000%), 5.168%, 06/25/35[3]	209,961	35,907
Series 2005-65, Class KI
(7.000% minus 1-Month LIBOR, Cap 7.000%,
Floor 0.000%), 5.448%, 08/25/35[2,3]	484,107	85,074
Series 2005-89, Class S
(6.700% minus 1-Month LIBOR, Cap 6.700%,
Floor 0.000%), 5.148%, 10/25/35[3]	499,746	84,989
Series 2006-3, Class SA
(6.150% minus 1-Month LIBOR, Cap 6.150%,
Floor 0.000%), 4.598%, 03/25/36[3]	99,022	14,531
Series 2007-75, Class JI
(6.545% minus 1-Month LIBOR, Cap 6.545%,
Floor 0.000%), 4.993%, 08/25/37[3]	93,467	15,761
Series 2008-86, Class IO 4.500%, 03/25/23	29,935	468
Series 2009-31, Class PI 5.000%, 11/25/38	582,197	89,026
Series 2010-121, Class IO 5.000%, 10/25/25	20,444	416
Series 2010-37, Class GI 5.000%, 04/25/25	8,211	91
Series 2010-65, Class IO 5.000%, 09/25/20	87,529	2,925
Series 2011-124, Class IC 3.500%, 09/25/21	119,045	3,567
Series 2011-69, Class AI 5.000%, 05/25/18	1,816	6
Series 2011-88, Class WI 3.500%, 09/25/26	214,076	21,184

The accompanying notes are an integral part of these financial statements.

27

AMG Managers Amundi Intermediate Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strip - 1.5% (continued)
FNMA REMICS,
Series 2012-126, Class SJ
(5.000% minus 1-Month LIBOR, Cap 5.000%, Floor 0.000%), 3.448%, 11/25/42[3]	$505,412	$65,735
GNMA,
Series 2011-167, Class IO 5.000%, 12/16/20	28,937	813
Series 2011-32, Class KS
(12.100% minus 2 times 1-Month LIBOR, Cap 12.100%, Floor 0.000%), 9.118%, 06/16/34[3]	118,236	8,148
Series 2011-94, Class IS
(6.700% minus 1-Month LIBOR, Cap 6.700%,
Floor 0.000%), 5.209%, 06/16/36[3]	163,558	18,497
Series 2012-103, Class IB 3.500%, 04/20/40	169,689	15,376
Series 2012-140, Class IC 3.500%, 11/20/42	485,057	98,363
Series 2012-34, Class KS
(6.050% minus 1-Month LIBOR, Cap 6.050%, Floor 0.000%), 4.559%, 03/16/42[3]	353,326	78,873
Series 2012-69, Class QI 4.000%, 03/16/41	208,431	30,558
Series 2014-173, Class AI 4.000%, 11/20/38	194,953	13,547
Series 2016-108, Class QI 4.000%, 08/20/46	277,411	63,144
Series 2016-118, Class DS
(6.100% minus 1-Month LIBOR, Cap 6.100%,
Floor 0.000%), 4.599%, 09/20/46[3]	341,346	72,500
Series 2016-145, Class UI 3.500%, 10/20/46	442,499	88,059
Series 2016-17, Class JS
(6.100% minus 1-Month LIBOR, Cap 6.100%,
Floor 0.000%), 4.599%, 02/20/46[3]	366,916	64,181
Series 2016-20, Class SB
(6.100% minus 1-Month LIBOR, Cap 6.100%,
Floor 0.000%), 4.599%, 02/20/46[3]	382,496	68,390

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2017, the value of these securities amounted to $7,982,728 or 7.4% of net assets.
[2]	Some of this security has been pledged as collateral for delayed delivery securities.
[3]	Variable rate security. The rate shown is based on the latest available information as of December 31, 2017.
[4]	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
[5]	All or part of the security is delayed delivery transaction. The market value for delayed delivery securities at December 31, 2017, amounted to $51,725,210, or 47.7% of net assets.
[6]	TBA Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

	Principal Amount	Value
GNMA,
Series 2016-46, Class JI 4.500%, 04/20/46	$231,027	$50,540
Series 2016-5, Class CS
(6.150% minus 1-Month LIBOR, Cap 6.150%,
Floor 0.000%), 4.649%, 01/20/46[3]	352,360	65,306
Series 2016-81, Class IO 4.000%, 06/20/46	431,944	81,762
Series 2016-88, Class SM
(6.100% minus 1-Month LIBOR, Cap 6.100%,
Floor 0.000%), 4.599%, 07/20/46[3]	355,534	69,012
Total Interest Only Strip		1,626,290
Total U.S. Government and Agency Obligations
(Cost $133,384,690)		133,848,527
Short-Term Investments - 16.6%
U.S. Government Obligation - 0.1%
U.S. Treasury Bill, 0.276%, 02/15/18[7,8]	90,000	89,878
	Shares
Other Investment Companies - 16.5%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18%[2,9]	14,228,475	14,228,475
Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 1.25%[9]	3,722,763	3,722,763
Total Other Investment Companies		17,951,238
Total Short-Term Investments (Cost $18,041,116)		18,041,116
Total Investments - 147.6% (Cost $159,704,263)		160,153,459
Other Assets, less Liabilities - (47.6)%		(51,667,762)
Net Assets - 100.0%		$108,485,697

[7]	Some or all of this security is held as collateral for futures contracts. The market value of collateral at December 31, 2017, amounted to $89,878, or 0.1% of net assets.
[8]	Represents yield to maturity at December 31, 2017.
[9]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

FHLMC Freddie Mac

FNMA Fannie Mae

GNMA Ginnie Mae

GSR Goldman Sachs REMIC

IO Interest Only

LIBOR London Interbank Offered Rate

REMICS Real Estate Mortgage Investment Conduit

TBA To Be Announced

The accompanying notes are an integral part of these financial statements.

28

AMG Managers Amundi Intermediate Government Fund

Schedule of Portfolio Investments (continued)

TBA Forward Sale Commitments

Security	Principal Amount	Settlement Date	Market Value	Proceeds
GNMA, 3.000%, TBA 30 years	$1,000,000	01/22/18	$1,009,063	$(1,005,078)

		Totals	$1,009,063	$(1,005,078)

Open Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)
10-Year U.S. Treasury Note	2	Long	03/20/18	$248,094	$(1,692)
U.S. Ultra Bond CBT Mar 18	2	Long	03/20/18	335,312	1,730
10-Year Interest Rate Swap	35	Short	03/19/18	(3,438,203)	10,030
2-Year U.S. Treasury Note	3	Short	03/29/18	(642,328)	1,446
5-Year Interest Rate Swap	23	Short	03/19/18	(2,268,196)	1,919
5-Year U.S. Treasury Note	5	Short	03/29/18	(580,820)	3,151

				Total	$16,584

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Asset-Backed Securities	—	$7,779,587	—	$7,779,587
Mortgage-Backed Securities	—	484,229	—	484,229
U.S. Government and Agency Obligations†	—	133,848,527	—	133,848,527
Short-Term Investments
U.S. Government Obligation	—	89,878	—	89,878
Other Investment Companies	$17,951,238	—	—	17,951,238

Total Investments in Securities	$17,951,238	$142,202,221	—	$160,153,459

TBA Sale Commitments	—	$(1,009,063)	—	$(1,009,063)

Financial Derivative Instruments - Assets
Interest Rate Contracts	$18,276	—	—	$18,276
Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(1,692)	—	—	(1,692)

Total Financial Derivative Instruments	$16,584	—	—	$16,584

†	All U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of U.S. government and agency obligations by agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

29

AMG Managers Amundi Intermediate Government Fund

Schedule of Portfolio Investments (continued)

The following schedule shows the value of derivative instruments at December 31, 2017:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin[1]	$1,281	Payable for variation margin[1]	$8,102

[1]	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/depreciation of $16,584.

For the fiscal year ended December 31, 2017, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain (loss) and unrealized gain (loss) on derivatives recognized in income is as follows:

	Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Gain (Loss)
Interest rate contracts	Net realized gain (loss) on futures contracts	$5,893	Net change in unrealized appreciation/ depreciation on futures contracts	$(9,807)

The accompanying notes are an integral part of these financial statements.

30

AMG Managers Amundi Short Duration Government Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

During the year ended December 31, 2017, the AMG Managers Amundi Short Duration Government Fund (Class N shares) (formerly Class S shares) (the “Fund”) returned 0.58%, while the ICE BofA Merrill Lynch 6-Month U.S. Treasury Bill Index returned

0.95%.

Low interest rate volatility helped agency mortgage-backed securities (MBS) performance relative to U.S. Treasuries. Performance was weak early in the first quarter, despite lower volatility as concerns over Federal Reserve (Fed) policy impacted performance. Coupon performance was mixed, but the coupon stack generally widened modestly versus Treasury hedges and tighter versus swaps. Overseas buying, which helped to support Ginnie Mae (GNMA) MBS for much of 2016, was light for first quarter of 2017. MBS rebounded later in the quarter with the market gaining greater comfort concerning the tapering of asset purchases by the Fed.

Agency MBS continued to exhibit low spread volatility into the second quarter. While lower volatility and good carry helped agency MBS performance relative to U.S. Treasuries, spreads widened modestly during the quarter. The market had a muted reaction to the Fed’s continued guidance regarding their plans for the tapering of mortgage purchases. Prepayment speeds remained relatively low. Ginnie Mae/Fannie Mae (GNMA/FNMA) spreads were weaker in the quarter due to expectations of bank reform resulting in easier liquidity rules.

Agency MBS finished the third quarter in strong fashion as the sell-off in rates in September proved to be supportive of spreads. Generally, Agency MBS traded with short empirical durations throughout the quarter as concern over recent interest rate lows in August gave way to relief in September. Higher coupon MBS outperformed production coupons significantly. Higher rates also brought in fresh demand. Because the plan and timing of the Fed tapering were well-previewed through the middle of the year, markets took the formal announcement in stride.

MBS performance began the fourth quarter with fair performance, only to finish stronger in the month of December. The Treasury rate curve flattened over the quarter, driving lower coupon FNMA and Freddie Mac (FHLMC) 30-year MBS to be best performers while higher coupon MBS lagged significantly despite the favorable prepayment environment.

The Fed began tapering their MBS portfolio in the fourth quarter. The immediate impact on the market was minimal. The size of the MBS market grew in 2016 and 2017 due to high net supply. However, the Fed maintained the size of its MBS portfolio, leading to a reduction of the Fed’s footprint on the market. The gradual start of tapering tempered the market impact.

PERFORMANCE AND POSITIONING

The Fund underperformed its benchmark during the period. Agency FRMs (fixed-rate MBS) contributed positively to performance in 2017. Our asset-backed security (ABS) exposure also contributed to the Fund’s performance. The Fund’s Agency collateralized-mortgage obligations (CMO) exposure detracted modestly from performance.

During 2017, we increased our positioning of 30-year Agency FRMs by 5% from 33% to 38% by year end. We slightly reduced our exposure to 15-year Agency FRMs by 4% to end the year at 10% of capital. Our asset-backed securities (ABS) positioning declined by a modest 1% to also end the year at 10% of capital.

Agency adjustable rate mortgages (ARMs) represented 21% of the fund’s positioning (1% higher than where we began the year). We sold the majority of our Agency CMO positions, which accounted for 6% of the portfolio at the beginning of the year.

The Fund held both U.S. Treasury and swap futures throughout the year. These derivative positions were held primarily to hedge the effective duration (i.e., interest rate risk) of the total portfolio. In general, the presence of these positions reduced the portfolio duration by 1.47 years to 1.73 years.

LOOKING FORWARD

In the aftermath of the financial crisis, multiple factors inhibited leverage, including tighter regulation and more costly secured financing. The unleveraged investor was then king. Times have changed, and balance sheets are expanding. We are now in the final phase of the credit cycle, the “leverage” phase. Abundant liquidity and low defaults support higher asset pries with low volatility. The resulting excellent Sharpe ratios invite the increasing application of leverage and extend the virtuous cycle, further compressing spreads.

The rates market is pricing fewer than half of the seven rate hikes that the Federal Open Market Committee (FOMC) forecasts over the next three years. We think Fed rate hikes are underpriced. Still, we do not fear the Fed upsetting the apple cart, unless inflation surprises substantially to the upside.

Fundamentally, the U.S. housing market remains in healing mode. Affordability levels continue to support stable or rising home prices in most parts of the country. Mortgage credit availability has barely begun to expand from the severely restricted post-crisis levels. Housing construction rates and household formation rates are more likely to reveal a housing shortage than a housing surplus. One new obstacle to continued home price appreciation is the recent tax reform legislation that reduced the historic subsidy for home ownership. While we see modest risk in pockets of the housing market where home prices and state taxes are high, in the aggregate this headwind is likely to be overwhelmed by the aforementioned tailwinds. In the base case, the U.S. housing market remains positioned for home price gains that continue to outpace inflation in the majority of geographies and price points. Additionally, the risk remains minimal for a “left tail” scenario of broad and severe home price declines. The housing crisis was made possible by an unsustainable combination of low affordability levels, weak mortgage credit standards, and oversupply of housing. Today’s environment remains in the opposite corner of this matrix.

This commentary reflects the viewpoints of the portfolio manager, Amundi Pioneer Institutional Asset Management, Inc. as of December 31, 2017, and is not intended as a forecast or guarantee of future results and is subject to change without notice.

31

AMG Managers Amundi Short Duration Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Amundi Short Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class N (formerly Class S) shares on December 31, 2007, to a $10,000 investment made in the ICE BofAML U.S. 6-Month Treasury Bill Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Amundi Short Duration Government Fund and the ICE BofAML U.S. 6-Month Treasury Bill Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Managers Amundi Short Duration Government Fund2, [3,4,5,6,7]
Class N8	0.58%	0.47%	1.15%	3.32%	03/31/92
Class I	—	—	—	0.31%	02/24/17
Class Z	—	—	—	0.44%	02/24/17
ICE BofAML U.S. 6-Month Treasury Bill Index[9]	0.95%	0.43%	0.71%	2.90%	03/31/92	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[4]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[5]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[6]	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
[7]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.
[8]	Effective February 27, 2017, Class S was renamed Class N.
[9]	The ICE BofAML U.S. 6-Month Treasury Bill Index is an unmanaged index that measures returns of six-month Treasury Bills. Unlike the Fund, the ICE BofAML U.S. 6-Month Treasury Bill Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

32

AMG Managers Amundi Short Duration Government Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

Category	% of Net Assets
U.S. Government and Agency Obligations	86.5
Asset-Backed Securities	10.0
Mortgage-Backed Securities	0.3
Short-Term Investments	4.2
TBA Forward Sale Commitments	(2.9)
Other Assets Less Liabilities*	1.9

*	Includes net unrealized depreciation of $2,514 on open futures contracts.

Rating	% of Market Value*
U.S. Government and Agency Obligations	89.4
Aaa	10.6

*	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
GNMA, 6.000%, 01/15/36	3.8
FNMA, 4.000%, 02/01/41	2.9
FNMA, 5.500%, 05/01/34	2.5
FNMA, 4.500%, 04/01/35	2.5
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	2.4
FHLMC Gold Pool, 4.500%, 10/01/44	2.4
FNMA, 5.500%, 08/01/41	2.3
FHLMC Gold Pool, 4.500%, 03/01/42	2.2
Colony American Homes, Series 2015-1A, Class A, 2.632%, 07/17/32	2.1
FHLMC Gold Pool, 4.000%, 12/01/44	2.1

Top Ten as a Group	25.2

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

33

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments

December 31, 2017

	Principal Amount	Value
Asset-Backed Securities - 10.0%
AmeriCredit Automobile Receivables Trust
Series 2013-3, Class D 3.000%, 07/08/19	$233,343	$233,577
Capital Auto Receivables Asset Trust
Series 2013-4, Class D 3.220%, 05/20/19	769,448	769,960
Colony American Homes
Series 2014-1A, Class A
(1-Month LIBOR plus 1.150%), 2.627%, 05/17/31 (01/17/18)[1,2]	3,199,403	3,208,084
Series 2014-2A, Class A
(1-Month LIBOR plus 0.950%), 2.427%, 07/17/31 (01/17/18)[1,2]	1,154,984	1,156,953
Series 2015-1A, Class A
(1-Month LIBOR plus 1.200%), 2.632%, 07/17/32 (01/17/18)[1,2]	3,409,472	3,421,055
Drive Auto Receivables Trust
Series 2015-AA, Class C 3.060%, 05/17/21[1]	1,269,060	1,274,499
Series 2015-BA, Class C 2.760%, 07/15/21[1]	1,068,456	1,071,927
Series 2015-CA, Class C 3.010%, 05/17/21[1]	323,174	324,512
Series 2016-BA, Class B 2.560%, 06/15/20[1]	502,338	502,831
Invitation Homes Trust
Series 2015-SFR3, Class A
(1-Month LIBOR plus 1.300%), 2.760%, 08/17/32 (01/17/18)[1,2]	1,448,436	1,457,489
Progress Residential Trust
Series 2016-SFR1, Class A
(1-Month LIBOR plus 1.500%), 2.960%, 09/17/33 (01/17/18)[1,2]	510,382	516,123
Santander Drive Auto Receivables Trust
Series 2013-4, Class D 3.920%, 01/15/20	2,086,598	2,096,361
Series 2014-1, Class C 2.360%, 04/15/20	28,361	28,371
Total Asset-Backed Securities (Cost $16,043,174)		16,061,742
Mortgage-Backed Security - 0.3%
Angel Oak Mortgage Trust
Series 2017-2 2.478%, 07/25/47 (Cost $434,652)[1,3]	434,657	430,813
U.S. Government and Agency Obligations -86.5%
Fannie Mae - 54.4%
FNMA,
(US Treasury 1 Year plus 2.111%), 2.907%, 05/01/33[2]	975,968	1,025,748
FNMA,
(6-Month LIBOR plus 1.500%), 2.912%, 02/01/33[2]	712,413	735,929
(6-Month LIBOR plus 1.560%), 2.986%, 08/01/33[2]	300,710	311,621
(US Treasury 1 Year plus 2.025%), 3.046%, 01/01/34[2]	501,798	525,238
(6-Month LIBOR plus 1.600%), 3.121%, 06/01/34[2]	535,381	555,666
(US Treasury 1 Year plus 2.253%), 3.148%, 05/01/34[2]	1,347,701	1,427,342
(12-Month LIBOR plus 1.425%), 3.175%, 09/01/33[2]	677,705	716,334
(US Treasury 1 Year plus 2.202%), 3.185%, 06/01/33[2]	273,711	286,723
(US Treasury 1 Year plus 2.187%), 3.298%, 12/01/34[2]	1,341,915	1,410,697
(12-Month LIBOR plus 1.575%), 3.325%, 12/01/33[2]	336,330	351,985
(US Treasury 1 Year plus 2.108%), 3.341%, 09/01/33[2]	201,785	210,472
(12-Month LIBOR plus 1.619%), 3.353%, 03/01/34[2]	166,383	174,691
(12-Month LIBOR plus 1.616%), 3.375%, 10/01/35[2]	929,307	975,665
(12-Month LIBOR plus 1.648%), 3.401%, 07/01/34[2]	876,669	920,620
(12-Month LIBOR plus 1.624%), 3.420%, 08/01/34[2]	149,634	156,491
(12-Month LIBOR plus 1.800%), 3.431%, 01/01/34[2]	951,332	1,006,068
(US Treasury 1 Year plus 2.349%), 3.444%, 04/01/34[2]	394,683	416,884
(US Treasury 1 Year plus 2.332%), 3.453%, 04/01/34[2]	309,206	326,182
(12-Month LIBOR plus 1.717%), 3.460%, 04/01/37[2,4]	2,728,028	2,857,086
(12-Month LIBOR plus 1.810%), 3.470%, 01/01/33[2]	724,306	765,130
(US Treasury 1 Year plus 2.380%), 3.492%, 01/01/36[2]	2,465,030	2,609,235
(US Treasury 1 Year plus 2.360%), 3.547%, 11/01/34[2]	2,142,724	2,267,182
(12-Month LIBOR plus 1.857%), 3.557%, 01/01/36[2]	21,775	22,959
(US Treasury 1 Year plus 2.303%), 3.562%, 12/01/34[2]	1,309,757	1,378,883
(12-Month LIBOR plus 1.820%), 3.572%, 08/01/35[2]	879,286	928,442
(12-Month LIBOR plus 1.804%), 3.587%, 06/01/34[2]	1,250,235	1,321,246
(12-Month LIBOR plus 1.730%), 3.605%, 06/01/35[2]	71,468	75,158
4.000%, 10/01/21 to 06/01/42	9,296,323	9,759,826
4.500%, 10/01/19 to 11/01/56	15,989,046	17,217,928
5.000%, 10/01/19 to 01/01/41	10,623,768	11,451,478
5.500%, 05/01/34 to 08/01/41	9,475,352	10,525,842
6.000%, 09/01/21 to 08/01/37	4,697,428	5,157,114
6.500%, 04/01/18 to 08/01/32	2,429,738	2,723,459
7.000%, 11/01/22	689,550	724,027

The accompanying notes are an integral part of these financial statements.

34

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Fannie Mae - 54.4% (continued)
FNMA, 7.500%, 08/01/33 to 09/01/33	$50,552	$59,525
FNMA Grantor Trust,
Series 2002-T5, Class A1
(1-Month LIBOR plus 0.120%), 1.568%, 05/25/32[2]	162,156	161,798
Series 2003-T4, Class 1A
(1-Month LIBOR plus 0.220%), 1.772%, 09/26/33[2]	12,977	12,913
FNMA REMICS,
Series 1994-31, Class ZC 6.500%, 02/25/24	278,144	296,925
Series 1994-76, Class J 5.000%, 04/25/24	27,302	27,399
Series 2001-63, Class FA
(1-Month LIBOR plus 0.550%), 2.041%, 12/18/31[2]	293,687	298,087
Series 2002-47, Class FD
(1-Month LIBOR plus 0.400%), 1.952%, 08/25/32[2]	364,056	364,379
Series 2003-2, Class FA
(1-Month LIBOR plus 0.500%), 2.052%, 02/25/33[2]	266,283	267,502
Series 2003-3, Class HJ 5.000%, 02/25/18	735	734
Series 2004-1, Class AC 4.000%, 02/25/19	3,796	3,800
Series 2004-21, Class AE 4.000%, 04/25/19	39,052	39,203
Series 2004-27, Class HB 4.000%, 05/25/19	34,542	34,779
Series 2004-53, Class NC 5.500%, 07/25/24	213,688	226,157
Series 2005-13, Class AF
(1-Month LIBOR plus 0.400%), 1.952%, 03/25/35[2]	378,922	380,015
Series 2005-19, Class PA 5.500%, 07/25/34	95,183	98,255
Series 2005-58, Class EP 5.500%, 07/25/35	162,632	175,784
Series 2005-68, Class PC 5.500%, 07/25/35	121,056	124,762
Series 2005-68, Class PB 5.750%, 07/25/35	17,509	18,005
Series 2007-56, Class FN
(1-Month LIBOR plus 0.370%), 1.922%, 06/25/37[2]	122,288	121,634
Series 2008-59, Class KB 4.500%, 07/25/23	23,808	24,000
Series 2010-12, Class AC 2.500%, 12/25/18	15,832	15,812
Series 2011-60, Class UC 2.500%, 09/25/39	154,075	153,641
FNMA REMICS Whole Loan,
Series 2003-W1, Class 2A 7.500%, 12/25/42[3]	14,778	16,588
FNMA REMICS Whole Loan,
Series 2003-W13, Class AV2
(1-Month LIBOR plus 0.280%), 1.832%, 10/25/33[2]	9,267	9,235
Series 2003-W4, Class 4A 7.500%, 10/25/42[3]	303,466	339,411
Series 2004-W14, Class 1AF
(1-Month LIBOR plus 0.400%), 1.952%, 07/25/44[2]	1,515,378	1,497,932
Series 2004-W5, Class F1
(1-Month LIBOR plus 0.450%), 2.002%, 02/25/47[2]	342,780	338,846
Series 2005-W2, Class A1
(1-Month LIBOR plus 0.200%), 1.752%, 05/25/35[2]	688,529	685,343
Total Fannie Mae		87,111,815
Freddie Mac - 23.3%
FHLMC,
(US Treasury 1 Year plus 2.250%), 3.039%, 04/01/34[2]	383,766	405,784
(US Treasury 1 Year plus 2.250%), 3.114%, 03/01/34[2]	1,447,439	1,529,128
(US Treasury 1 Year plus 2.154%), 3.227%, 10/01/28[2]	19,419	20,381
(US Treasury 1 Year plus 2.000%), 3.250%, 11/01/33[2]	571,024	596,707
(US Treasury 1 Year plus 2.406%), 3.317%, 02/01/23[2]	54,306	56,866
(US Treasury 1 Year plus 2.225%), 3.467%, 10/01/33[2]	993,444	1,042,582
(US Treasury 1 Year plus 2.219%), 3.467%, 10/01/33[2]	569,643	598,012
(US Treasury 1 Year plus 2.225%), 3.475%, 11/01/33[2]	638,075	670,660
(US Treasury 1 Year plus 2.230%), 3.482%, 12/01/33[2]	845,747	886,719
(US Treasury 1 Year plus 2.250%), 3.523%, 05/01/34[2]	1,242,551	1,309,975
(US Treasury 1 Year plus 2.514%), 3.551%, 06/01/35[2]	441,491	468,170
(12-Month LIBOR plus 1.819%), 3.584%, 09/01/33[2]	1,229,135	1,298,013
(US Treasury 1 Year plus 2.711%), 3.785%, 05/01/35[2]	671,778	716,833
FHLMC Gold Pool, 3.000%, 04/01/31	2,372,459	2,419,247
4.000%, 12/01/44	3,214,902	3,370,077
4.500%, 05/01/19 to 10/01/44	10,024,574	10,714,312
5.000%, 10/01/18 to 08/01/20	455,356	466,550
5.500%, 12/01/32 to 08/01/40	5,197,881	5,768,781
6.000%, 02/01/22 to 01/01/24	2,107,138	2,210,777
6.500%, 03/01/18 to 10/01/23	106,137	110,254
7.000%, 07/01/19	24,091	24,535
7.500%, 03/01/33	160,797	184,250
FHLMC REMICS,
Series 2627, Class BM 4.500%, 06/15/18	9,124	9,150

The accompanying notes are an integral part of these financial statements.

35

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Freddie Mac - 23.3% (continued)
FHLMC REMICS,
Series 2631, Class PD 4.500%, 06/15/18	$2,932	$2,942
Series 2668, Class AZ 4.000%, 09/15/18	70,203	70,357
Series 2683, Class JB 4.000%, 09/15/18	47,059	47,153
Series 2786, Class BC 4.000%, 04/15/19	26,955	27,166
Series 2809, Class UC 4.000%, 06/15/19	23,999	24,129
Series 2877, Class PA 5.500%, 07/15/33	5,905	5,913
Series 3033, Class CI 5.500%, 01/15/35	7,438	7,444
Series 3153, Class UG
(1-Month LIBOR plus 0.450%), 1.927%, 05/15/36[2]	1,756,259	1,765,541
Series 3535, Class CA 4.000%, 05/15/24	12,042	12,098
Series 3609, Class LA 4.000%, 12/15/24	88,477	89,214
Series 3632, Class AG 4.000%, 06/15/38	185,901	187,951
Series 3653, Class JK 5.000%, 11/15/38	103,735	106,871
Series 3756, Class DA 1.200%, 11/15/18	59,860	59,609
Series 3846, Class CK 1.500%, 09/15/20	527	524
Total Freddie Mac		37,284,675
Ginnie Mae - 3.8%
GNMA, 4.000%, 09/15/18	27,099	27,889
6.000%, 01/15/36[4]	5,296,944	6,028,346
Total Ginnie Mae		6,056,235
U.S. Treasury Obligations - 2.4%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	3,339,172	3,906,736
Interest Only Strip - 2.6%
FHLMC REMICS,
Series 2922, Class SE
(6.750% minus 1-Month LIBOR, Cap 6.750%, Floor 0.000%), 5.273%, 02/15/35[2]	174,560	32,136
Series 2934, Class HI 5.000%, 02/15/20	21,099	751
Series 2934, Class KI 5.000%, 02/15/20	11,531	383
Series 2965, Class SA
(6.050% minus 1-Month LIBOR, Cap 6.050%, Floor 0.000%), 4.573%, 05/15/32[2]	381,424	50,361
Series 2967, Class JI 5.000%, 04/15/20	69,565	2,632
Series 2980, Class SL
(6.700% minus 1-Month LIBOR, Cap 6.700%, Floor 0.000%), 5.223%, 11/15/34[2]	247,253	56,518
FHLMC REMICS,
Series 2981, Class SU
(7.800% minus 1-Month LIBOR, Cap 7.800%, Floor 0.000%), 6.323%, 05/15/30[2]	181,506	26,501
Series 3065, Class DI
(6.620% minus 1-Month LIBOR, Cap 6.620%, Floor 0.000%), 5.143%, 04/15/35[2]	681,159	114,446
Series 3308, Class S
(7.200% minus 1-Month LIBOR, Cap 7.200%, Floor 0.000%), 5.723%, 03/15/32[2]	314,615	57,317
Series 3424, Class XI
(6.570% minus 1-Month LIBOR, Cap 6.570%, Floor 0.000%), 5.093%, 05/15/36[2]	478,019	78,235
Series 3489, Class SD
(7.800% minus 1-Month LIBOR, Cap 7.800%, Floor 0.000%), 6.323%, 06/15/32[2]	184,129	35,902
Series 3685, Class EI 5.000%, 03/15/19	20,749	190
Series 3731, Class IO 5.000%, 07/15/19	14,474	133
Series 3882, Class AI 5.000%, 06/15/26	33,460	952
Series 4395, Class TI 4.000%, 05/15/26	579,712	54,588
FNMA
Series 306, Class IO 8.000%, 05/25/30	54,361	15,058
FNMA REMICS,
Series 2004-51, Class SX
(7.120% minus 1-Month LIBOR, Cap 7.120%, Floor 0.000%), 5.568%, 07/25/34[2]	204,425	37,378
Series 2004-64, Class SW
(7.050% minus 1-Month LIBOR, Cap 7.050%, Floor 0.000%), 5.498%, 08/25/34[2]	611,055	108,723
Series 2004-66, Class SE
(6.500% minus 1-Month LIBOR, Cap 6.500%, Floor 0.000%), 4.948%, 09/25/34[2]	96,252	15,231
Series 2005-12, Class SC
(6.750% minus 1-Month LIBOR, Cap 6.750%, Floor 0.000%), 5.198%, 03/25/35[2]	223,878	35,915
Series 2005-45, Class SR
(6.720% minus 1-Month LIBOR, Cap 6.720%, Floor 0.000%), 5.168%, 06/25/35[2]	517,343	88,475
Series 2005-5, Class SD
(6.700% minus 1-Month LIBOR, Cap 6.700%, Floor 0.000%), 5.148%, 01/25/35[2]	149,356	22,927
Series 2005-65, Class KI
(7.000% minus 1-Month LIBOR, Cap 7.000%, Floor 0.000%), 5.448%, 08/25/35[2]	1,207,412	212,183
Series 2005-66, Class GS
(6.850% minus 1-Month LIBOR, Cap 6.850%, Floor 0.000%), 5.298%, 07/25/20[2]	34,804	1,275
Series 2006-3, Class SA
(6.150% minus 1-Month LIBOR, Cap 6.150%, Floor 0.000%), 4.598%, 03/25/36[2]	229,176	33,630
Series 2007-75, Class JI
(6.545% minus 1-Month LIBOR, Cap 6.545%, Floor 0.000%), 4.993%, 08/25/37[2]	112,138	18,909

The accompanying notes are an integral part of these financial statements.

36

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strip - 2.6% (continued)
FNMA REMICS,
Series 2007-85, Class SI
(6.460% minus 1-Month LIBOR, Cap 6.460%, Floor 0.000%), 4.908%, 09/25/37[2]	$245,178	$40,952
Series 2008-86, Class IO 4.500%, 03/25/23	74,932	1,172
Series 2008-87, Class AS
(7.650% minus 1-Month LIBOR, Cap 7.650%, Floor 0.000%), 6.098%, 07/25/33[2]	678,303	128,984
Series 2009-31, Class PI 5.000%, 11/25/38	677,301	103,569
Series 2010-105, Class IO 5.000%, 08/25/20	137,758	4,629
Series 2010-121, Class IO 5.000%, 10/25/25	54,865	1,117
Series 2010-37, Class GI 5.000%, 04/25/25	21,091	234
Series 2010-65, Class IO 5.000%, 09/25/20	226,257	7,560
Series 2010-68, Class SJ
(6.550% minus 1-Month LIBOR, Cap 6.550%, Floor 0.000%), 4.998%, 07/25/40[2]	263,997	49,926
Series 2011-124, Class IC 3.500%, 09/25/21	564,449	16,915
Series 2011-63, Class AS
(5.920% minus 1-Month LIBOR, Cap 5.920%, Floor 0.000%), 4.368%, 07/25/41[2]	304,855	45,335
Series 2011-69, Class AI 5.000%, 05/25/18	4,852	17
Series 2011-88, Class WI 3.500%, 09/25/26	628,134	62,156
Series 2012-126, Class SJ
(5.000% minus 1-Month LIBOR, Cap 5.000%, Floor 0.000%), 3.448%, 11/25/42[2]	3,324,011	432,331
GNMA,
Series 2011-167, Class IO 5.000%, 12/16/20	170,421	4,785
Series 2011-32, Class KS
(12.100% minus 2 times 1-Month LIBOR, Cap 12.100%, Floor 0.000%), 9.118%, 06/16/34[2]	287,249	19,795
Series 2011-94, Class IS
(6.700% minus 1-Month LIBOR, Cap 6.700%, Floor 0.000%), 5.209%, 06/16/36[2]	367,470	41,557
Series 2012-101, Class AI 3.500%, 08/20/27	338,690	36,238
Series 2012-103, Class IB 3.500%, 04/20/40	738,702	66,935
Series 2012-140, Class IC 3.500%, 11/20/42	609,495	123,597
Series 2012-34, Class KS
(6.050% minus 1-Month LIBOR, Cap 6.050%, Floor 0.000%), 4.559%, 03/16/42[2]	2,713,315	605,698
Series 2012-69, Class QI 4.000%, 03/16/41	1,102,609	161,654
Series 2012-96, Class IC 3.000%, 08/20/27	590,728	58,044
GNMA,
Series 2013-5, Class BI 3.500%, 01/20/43	244,445	44,680
Series 2014-173, Class AI 4.000%, 11/20/38	185,157	12,866
Series 2016-108, Class QI 4.000%, 08/20/46	316,398	72,018
Series 2016-118, Class DS
(6.100% minus 1-Month LIBOR, Cap 6.100%, Floor 0.000%), 4.599%, 09/20/46[2]	604,758	128,448
Series 2016-145, Class UI 3.500%, 10/20/46	528,767	105,226
Series 2016-17, Class JS
(6.100% minus 1-Month LIBOR, Cap 6.100%, Floor 0.000%), 4.599%, 02/20/46[2]	644,830	112,795
Series 2016-20, Class SB
(6.100% minus 1-Month LIBOR, Cap 6.100%, Floor 0.000%), 4.599%, 02/20/46[2]	649,388	116,111
Series 2016-46, Class JI 4.500%, 04/20/46	261,433	57,192
Series 2016-5, Class CS
(6.150% minus 1-Month LIBOR, Cap 6.150%, Floor 0.000%), 4.649%, 01/20/46[2]	608,267	112,736
Series 2016-81, Class IO 4.000%, 06/20/46	491,234	92,984
Series 2016-88, Class SM
(6.100% minus 1-Month LIBOR, Cap 6.100%, Floor 0.000%), 4.599%, 07/20/46[2]	624,828	121,285
Total Interest Only Strip		4,090,290
Total U.S. Government and Agency Obligations (Cost $137,647,434)		138,449,751
Short-Term Investments - 4.2%
U.S. Government and Agency Obligations -2.8%
FHLB, 0.265%, 01/17/18[5]	3,000,000	2,998,560
FHLB, 0.145%, 01/10/18[5]	1,500,000	1,499,537
Total U.S. Government and Agency Obligations		4,498,097
U.S. Government Obligation - 0.5%
U.S. Treasury Bill, 0.276%, 02/15/18[5,6]	760,000	758,970

	Shares
Other Investment Companies - 0.9%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18%[7]	1,391,449	1,391,449
Total Short-Term Investments (Cost $6,648,516)		6,648,516
Total Investments - 101.0% (Cost $160,773,776)		161,590,822
Other Assets, less Liabilities - (1.0)%		(1,538,096)
Net Assets - 100.0%		$160,052,726

The accompanying notes are an integral part of these financial statements.

37

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2017, the value of these securities amounted to $13,364,286 or 8.3% of net assets.
[2]	Variable rate security. The rate shown is based on the latest available information as of December 31, 2017.
[3]	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
[4]	Some of this security has been pledged as collateral for delayed delivery securities.
[5]	Represents yield to maturity at December 31, 2017.
[6]	Some or all of this security is held as collateral for futures contracts. The market value of collateral at December 31, 2017, amounted to $519,295, or 0.3% of net assets.
[7]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

FHLB	Federal Home Loan Bank
FHLMC	Freddie Mac
FNMA	Fannie Mae
GNMA	Ginnie Mae
IO	Interest Only
LIBOR	London Interbank Offered Rate
REMICS	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

TBA Forward Sale Commitments

Security	Principal Amount	Settlement Date		Market Value	Proceeds
FNMA, 4.000%, TBA 30 years	$3,000,000	01/11/18		$3,137,217	$(3,135,000)
FNMA, 4.500%, TBA 30 years	$1,400,000	01/11/18		1,489,468	(1,487,500)

			Totals	$4,626,685	$(4,622,500)

Open Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/ (Loss)
10-Year U.S. Treasury Note	39	Long	03/20/18	$4,837,828	$(33,023)
5-Year U.S. Treasury Note	44	Long	03/29/18	5,111,219	(28,298)
10-Year Interest Rate Swap	60	Short	03/19/18	(5,894,062)	17,194
2-Year U.S. Treasury Note	68	Short	03/29/18	(14,559,438)	32,767
5-Year Interest Rate Swap	339	Short	03/19/18	(33,431,227)	28,286
90-Day Euro Futures	3	Short	12/17/18	(733,912)	405
90-Day Euro Futures	3	Short	03/16/20	(732,450)	292
90-Day Euro Futures	3	Short	03/15/21	(732,038)	(45)
90-Day Euro Futures	3	Short	03/14/22	(731,588)	(232)
90-Day Euro Futures	3	Short	03/19/18	(736,800)	67
90-Day Euro Futures	3	Short	03/18/19	(733,462)	367
90-Day Euro Futures	3	Short	06/15/20	(732,375)	142
90-Day Euro Futures	3	Short	06/14/21	(731,963)	(120)
90-Day Euro Futures	3	Short	06/13/22	(731,475)	(270)
90-Day Euro Futures	3	Short	06/18/18	(735,562)	180
90-Day Euro Futures	3	Short	06/17/19	(733,050)	367
90-Day Euro Futures	3	Short	09/14/20	(732,300)	67
90-Day Euro Futures	3	Short	09/13/21	(731,850)	(195)
90-Day Euro Futures	3	Short	09/19/22	(731,325)	(270)
90-Day Euro Futures	3	Short	09/17/18	(734,700)	330
90-Day Euro Futures	3	Short	09/16/19	(732,787)	367

The accompanying notes are an integral part of these financial statements.

38

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Description	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)
90-Day Euro Futures	3	Short	12/14/20	$(732,113)	$30
90-Day Euro Futures	3	Short	12/13/21	(731,663)	(195)
90-Day Euro Futures	3	Short	12/16/19	(732,525)	330
U.S. Ultra Bond CBT Mar 18	24	Short	03/20/18	(4,023,750)	(21,057)

				Total	$(2,514)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Asset-Backed Securities	—	$16,061,742	—	$16,061,742
Mortgage-Backed Security	—	430,813	—	430,813
U.S. Government and Agency Obligations†	—	138,449,751	—	138,449,751
Short-Term Investments
U.S. Government and Agency Obligations	—	4,498,097	—	4,498,097
U.S. Government Obligation	—	758,970	—	758,970
Other Investment Companies	$1,391,449	—	—	1,391,449

Total Investments in Securities	$1,391,449	$160,199,373	—	$161,590,822

TBA Sale Commitments	—	$(4,626,685)	—	$(4,626,685)

Financial Derivative Instruments - Assets
Interest Rate Contract	$81,191	—	—	$81,191
Financial Derivative Instruments - Liabilities
Interest Rate Contract	(83,705)	—	—	(83,705)

Total Financial Derivative Instruments	$(2,514)	—	—	$(2,514)

†	All U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of U.S. government and agency obligations by agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

39

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

The following schedule shows the value of derivative instruments at December 31, 2017:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin[1]	$12,047	Payable for variation margin[1]	$55,959

[1]	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/depreciation of $(2,514).

For the fiscal year ended December 31, 2017, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain (loss) and unrealized gain (loss) on derivatives recognized in income is as follows:

	Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Gain (Loss)
Interest rate contracts	Net realized gain (loss) on futures contracts	$(83,966)	Net change in unrealized appreciation/ depreciation on futures contracts	$(268,606)

The accompanying notes are an integral part of these financial statements.

40

Statement of Assets and Liabilities

December 31, 2017

	AMG Chicago Equity Partners Balanced Fund	AMG Chicago Equity Partners Small Cap Value Fund	AMG Managers Amundi Intermediate Government Fund#	AMG Managers Amundi Short Duration Government Fund#
Assets:
Investments at Value* (including securities on loan valued at $2,374,701, $161,259, $0, and $0, respectively)	$197,812,003	$2,944,081	$160,153,459	$161,590,822
Cash	1,212	44	—	—
Foreign currency**	56,531	—	—	—
Receivable for investments sold	98,089	—	—	—
Receivable for delayed delivery investments sold	—	—	1,523,376	4,627,583
Dividend, interest and other receivables	452,729	6,514	371,132	569,674
Receivable for paydowns	—	—	7,415	158,299
Receivable for Fund shares sold	959,521	—	267,110	363,934
Receivable from affiliate	10,377	8,740	21,406	15,506
Receivable for variation margin	—	—	1,281	12,047
Prepaid expenses	27,193	24,431	15,231	16,024
Total assets	199,417,655	2,983,810	162,360,410	167,353,889
Liabilities:
Payable upon return of securities loaned	2,448,757	169,425	—	—
Payable for investments purchased	181,915	—	—	—
Payable for delayed delivery investments purchased	—	—	52,309,032	—
Payable for Fund shares repurchased	245,909	159	339,685	2,391,163
TBA sale commitments at value (proceeds receivable of $1,005,078 and $4,622,500, respectively)	—	—	1,009,063	4,626,685
Payable for variation margin	—	—	8,102	55,959
Accrued expenses:
Investment advisory and management fees	100,947	1,467	45,005	56,383
Administrative fees	25,237	355	14,064	21,144
Distribution fees	15,946	16	—	—
Shareholder service fees	9,852	1,086	13,997	20,080
Professional fees	39,060	29,593	54,508	55,875
Trustee fees and expenses	2,090	29	1,189	1,811
Other	59,228	22,018	80,068	72,063
Total liabilities	3,128,941	224,148	53,874,713	7,301,163
Net Assets	$196,288,714	$2,759,662	$108,485,697	$160,052,726
* Investments at cost	$176,142,139	$2,626,026	$159,704,263	$160,773,776
** Foreign currency at cost	$56,400	—	—	—

The accompanying notes are an integral part of these financial statements.

41

Statement of Assets and Liabilities (continued)

	AMG Chicago Equity Partners Balanced Fund	AMG Chicago Equity Partners Small Cap Value Fund	AMG Managers Amundi Intermediate Government Fund#	AMG Managers Amundi Short Duration Government Fund#
Net Assets Represent:
Paid-in capital	$169,915,960	$2,442,498	$111,223,590	$166,269,354
Undistributed (distribution in excess of) net investment income	(12,953)	—	—	205,033
Accumulated net realized gain (loss) from investments	4,716,694	(891)	(3,199,688)	(7,232,008)
Net unrealized appreciation on investments	21,669,013	318,055	461,795	810,347
Net Assets	$196,288,714	$2,759,662	$108,485,697	$160,052,726
Class N:
Net Assets	$74,314,956	$76,466	$104,846,586	$135,620,127
Shares outstanding	4,363,297	7,059	9,867,917	14,324,148
Net asset value, offering and redemption price per share	$17.03	$10.83	$10.62	$9.47
Class I:
Net Assets	$114,913,377	$677,717	$2,312,744	$23,757,338
Shares outstanding	6,684,538	62,640	217,713	2,510,663
Net asset value, offering and redemption price per share	$17.19	$10.82	$10.62	$9.46
Class Z:
Net Assets	$7,060,381	$2,005,479	$1,326,367	$675,261
Shares outstanding	410,793	184,812	124,894	71,301
Net asset value, offering and redemption price per share	$17.19	$10.85	$10.62	$9.47

#	Effective February 27, 2017, Class S shares were renamed to Class N shares and Class I shares and Class Z shares were added as described in the Note 1 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

42

Statement of Operations

For the fiscal year ended December 31, 2017

	AMG Chicago Equity Partners Balanced Fund	AMG Chicago Equity Partners Small Cap Value Fund	AMG Managers Amundi Intermediate Government Fund#	AMG Managers Amundi Short Duration Government Fund#
Investment Income:
Dividend income	$1,826,550	$80,342	$182,404	$23,093
Interest income	1,366,759	—	2,926,134	3,662,796
Securities lending income	18,293	2,669	—	2
Foreign withholding tax	(230)	—	—	—
Total investment income	3,211,372	83,011	3,108,538	3,685,891
Expenses:
Investment advisory and management fees	1,122,450	41,773	647,221	807,773
Administrative fees	280,612	10,106	202,257	302,915
Distribution fees - Class N	221,747	165	—	—
Shareholder servicing fees - Class N	—	99	199,069	276,966
Shareholder servicing fees - Class I	91,837	6,809	393	8,372
Professional fees	49,659	30,168	70,627	78,728
Registration fees	72,815	49,715	66,949	64,057
Transfer agent fees	25,593	5,954	20,373	9,094
Custodian fees	55,033	18,388	66,835	61,714
Reports to shareholders	38,405	9,322	42,301	18,544
Trustee fees and expenses	12,522	608	10,124	15,057
Miscellaneous	7,062	2,172	6,698	6,878
Total expenses before offsets	1,977,735	175,279	1,332,847	1,650,098
Expense reimbursements	(92,722)	(104,187)	(135,196)	—
Expense reductions	(9,606)	(5,004)	—	—
Fee waivers	—	—	(61,463)	(182,649)
Net expenses	1,875,407	66,088	1,136,188	1,467,449
Net investment income	1,335,965	16,923	1,972,350	2,218,442
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	11,775,375	1,739,455	1,055,935	76,802
Net realized gain (loss) on TBA forward sale commitments	—	—	2,500	(45,875)
Net realized loss on foreign currency transactions	(30,293)	—	—	—
Net realized gain (loss) on futures contracts	—	—	5,893	(83,966)
Net change in unrealized appreciation/depreciation on investments	14,147,684	(1,776,787)	(477,597)	(655,370)
Net change in unrealized appreciation/depreciation on foreign currency translations	(851)	—	—	—
Net change in unrealized appreciation/depreciation on futures contracts	—	—	(9,807)	(268,606)
Net realized and unrealized gain (loss)	25,891,915	(37,332)	576,924	(977,015)
Net increase (decrease) in net assets resulting from operations	$27,227,880	$(20,409)	$2,549,274	$1,241,427

#	Effective February 27, 2017, Class S shares were renamed to Class N shares and Class I shares and Class Z shares were added as described in the Note 1 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

43

Statements of Changes in Net Assets

For the fiscal years ended December 31,

	AMG Chicago Equity Partners Balanced Fund		AMG Chicago Equity Partners Small Cap Value Fund
	2017	2016##	2017	2016##
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$1,335,965	$1,744,880	$16,923	$117,437
Net realized gain on investments	11,745,082	1,942,643	1,739,455	735,967
Net change in unrealized appreciation/depreciation on investments	14,146,833	5,002,573	(1,776,787)	2,288,175
Net increase (decrease) in net assets resulting from operations	27,227,880	8,690,096	(20,409)	3,141,579
Distributions to Shareholders:
From net investment income:
Class N	(544,946)	(899,880)	—	(217)
Class I	(750,899)	(784,679)	—	(102,530)
Class Z	(58,823)	(62,513)	—	(19,183)
From net realized gain on investments:
Class N	(2,969,365)	(70,151)	(5,985)	—
Class I	(4,597,864)	(57,353)	(1,212,426)	—
Class Z	(281,134)	(4,375)	(281,840)	—
From paid in capital:
Class N	—	—	(76)	—
Class I	—	—	(15,312)	—
Class Z	—	—	(3,559)	—
Total distributions to shareholders	(9,203,031)	(1,878,951)	(1,519,198)	(121,930)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	4,076,435	10,393,262	(8,568,796)	(2,861,768)
Total increase (decrease) in net assets	22,101,284	17,204,407	(10,108,403)	157,881
Net Assets:
Beginning of year	174,187,430	156,983,023	12,868,065	12,710,184
End of year	$196,288,714	$174,187,430	$2,759,662	$12,868,065
End of year distribution in excess of net investment income	$(12,953)	$(570)	—	—

##	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

44

Statements of Changes in Net Assets (continued)

For the fiscal years ended December 31,

	AMG Managers Amundi Intermediate Government Fund#		AMG Managers Amundi Short Duration Government Fund#
	2017	2016	2017	2016
Increase in Net Assets Resulting From Operations:
Net investment income	$1,972,350	$2,538,653	$2,218,442	$4,660,640
Net realized gain (loss) on investments	1,064,328	1,044,235	(53,039)	1,422,193
Net change in unrealized appreciation/depreciation on investments	(487,404)	(577,674)	(923,976)	(3,256,852)
Net increase in net assets resulting from operations	2,549,274	3,005,214	1,241,427	2,825,981
Distributions to Shareholders:
From net investment income:
Class N	(2,210,849)	(2,324,161)	(4,012,537)	(2,527,449)
Class I	(27,256)	—	(443,522)	—
Class Z	(23,041)	—	(15,045)	—
From net realized gain on investments:
Class N	—	(2,763,558)	—	—
From paid in capital:
Class N	(188,523)	—	—	—
Class I	(2,324)	—	—	—
Class Z	(1,965)	—	—	—
Total distributions to shareholders	(2,453,958)	(5,087,719)	(4,471,104)	(2,527,449)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(58,020,446)	(23,546,144)	(71,286,485)	(161,035,899)
Total decrease in net assets	(57,925,130)	(25,628,649)	(74,516,162)	(160,737,367)
Net Assets:
Beginning of year	166,410,827	192,039,476	234,568,888	395,306,255
End of year	$108,485,697	$166,410,827	$160,052,726	$234,568,888
End of year undistributed net investment income	—	$380,109	$205,033	$2,457,695

#	Effective October 1, 2016, and February 27, 2017, the Fund’s share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

45

AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$15.45	$14.92	$15.09	$15.13	$14.19
Income from Investment Operations:
Net investment income[1,2]	0.10	0.14 [3]	0.10 [4]	0.11	0.10 [5]
Net realized and unrealized gain on investments	2.30	0.54	0.23	1.37	2.33
Total income from investment operations	2.40	0.68	0.33	1.48	2.43
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.14)	(0.11)	(0.11)	(0.09)
Net realized gain on investments	(0.71)	(0.01)	(0.39)	(1.41)	(1.40)
Total distributions to shareholders	(0.82)	(0.15)	(0.50)	(1.52)	(1.49)
Net Asset Value, End of Year	$17.03	$15.45	$14.92	$15.09	$15.13
Total Return[2]	15.54%[6]	4.59%[6]	2.19%[6]	9.69%[6]	17.14%[6]
Ratio of net expenses to average net assets[7]	1.09%	1.08%	1.08%	1.07%	1.10%[8]
Ratio of gross expenses to average net assets[9]	1.14%	1.25%	1.36%	1.40%	1.55%[8]
Ratio of net investment income to average net assets[2]	0.63%	0.94%	0.64%	0.70%	0.62%[8]
Portfolio turnover	75%	119%	105%	92%	90%
Net assets end of year (000’s) omitted	$74,315	$92,502	$94,476	$41,751	$33,151

46

AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$15.59	$15.05	$15.23	$15.26	$14.30
Income from Investment Operations:
Net investment income[1,2]	0.13	0.17 [3]	0.12 [4]	0.15	0.13 [5]
Net realized and unrealized gain on investments	2.31	0.54	0.23	1.37	2.36
Total income from investment operations	2.44	0.71	0.35	1.52	2.49
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.16)	(0.14)	(0.13)	(0.12)
Net realized gain on investments	(0.71)	(0.01)	(0.39)	(1.42)	(1.41)
Total distributions to shareholders	(0.84)	(0.17)	(0.53)	(1.55)	(1.53)
Net Asset Value, End of Year	$17.19	$15.59	$15.05	$15.23	$15.26
Total Return[2]	15.71%[6]	4.79%[6]	2.29%[6]	9.93%[6]	17.45%
Ratio of net expenses to average net assets[7]	0.94%	0.93%	0.93%	0.86%	0.92%[8]
Ratio of gross expenses to average net assets[9]	0.99%	1.10%	1.21%	1.20%	1.39%[8]
Ratio of net investment income to average net assets[2]	0.78%	1.09%	0.80%	0.91%	0.83%[8]
Portfolio turnover	75%	119%	105%	92%	90%
Net assets end of year (000’s) omitted	$114,913	$75,890	$60,798	$14,481	$1,581

47

AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$15.58	$15.05	$15.22	$15.26	$14.31
Income from Investment Operations:
Net investment income[1,2]	0.15	0.18 [3]	0.14 [4]	0.15	0.14 [5]
Net realized and unrealized gain on investments	2.32	0.54	0.23	1.38	2.35
Total income from investment operations	2.47	0.72	0.37	1.53	2.49
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.18)	(0.15)	(0.15)	(0.13)
Net realized gain on investments	(0.71)	(0.01)	(0.39)	(1.42)	(1.41)
Total distributions to shareholders	(0.86)	(0.19)	(0.54)	(1.57)	(1.54)
Net Asset Value, End of Year	$17.19	$15.58	$15.05	$15.22	$15.26
Total Return[2]	15.90%[6]	4.82%[6]	2.44%[6]	9.97%[6]	17.45%[6]
Ratio of net expenses to average net assets[7]	0.84%	0.83%	0.83%	0.82%	0.85%[8]
Ratio of gross expenses to average net assets[9]	0.89%	1.00%	1.09%	1.15%	1.30%[8]
Ratio of net investment income to average net assets[2]	0.88%	1.20%	0.89%	0.95%	0.88%[8]
Portfolio turnover	75%	119%	105%	92%	90%
Net assets end of year (000’s) omitted	$7,060	$5,796	$1,709	$12,401	$11,122

#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.12, $0.15, and $0.16 for Class N, Class I, and Class Z shares, respectively.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.11, and $0.13 for Class N, Class I and Class Z shares, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.12, and $0.13 for Class N, Class I, and Class Z shares, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	Includes reduction from broker recapture amounting to less than 0.01%, 0.01%, 0.01%, 0.02% and 0.01% for the fiscal years ended 2017, 2016, 2015, 2014 and 2013, respectively.
[8]	Includes non-routine extraordinary expenses amounting to 0.019%, 0.014% and 0.019% of average net assets for the Class N, Class I and Class Z, respectively.
[9]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

48

AMG Chicago Equity Partners Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal periods ended December 31,
Class N	2017	2016#	2015*
Net Asset Value, Beginning of Period	$12.02	$9.39	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.00)[3]	0.08	(0.08)[4]
Net realized and unrealized gain (loss) on investments	0.55	2.64	(0.53)
Total income (loss) from investment operations	0.55	2.72	(0.61)
Less Distributions to Shareholders from:
Net investment income	—	(0.09)	—
Net realized gain on investments	(1.72)	—	—
Paid in capital	(0.02)	—	—
Total distributions to shareholders	(1.74)	(0.09)	—
Net Asset Value, End of Period	$10.83	$12.02	$9.39
Total Return[2,5]	5.18%	29.00%	(6.10)%[6]
Ratio of net expenses to average net assets[7]	1.28%	1.33%	1.32%[8]
Ratio of gross expenses to average net assets[9]	2.90%	2.26%	2.34%[8]
Ratio of net investment income (loss) to average net assets[2]	(0.04)%	0.77%	(0.77)%[8]
Portfolio turnover	121%	146%	138%[6]
Net assets end of period (000’s) omitted	$76	$30	$16

49

AMG Chicago Equity Partners Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal periods ended December 31,
Class I	2017	2016#	2015*
Net Asset Value, Beginning of Period	$11.99	$9.35	$10.00
Income (loss) from Investment Operations:
Net investment income[1,2]	0.02	0.09	0.10 [4]
Net realized and unrealized gain (loss) on investments	0.54	2.65	(0.68)
Total income (loss) from investment operations	0.56	2.74	(0.58)
Less Distributions to Shareholders from:
Net investment income	—	(0.10)	(0.07)
Net realized gain on investments	(1.71)	—	—
Paid in capital	(0.02)	—	—
Total distributions to shareholders	(1.73)	(0.10)	(0.07)
Net Asset Value, End of Period	$10.82	$11.99	$9.35
Total Return[2,5]	5.35%	29.34%	(5.77)%[6]
Ratio of net expenses to average net assets[7]	1.02%	1.06%	1.03%[8]
Ratio of gross expenses to average net assets[9]	2.64%	1.85%	1.85%[8]
Ratio of net investment income to average net assets[2]	0.21%	0.96%	0.98%[8]
Portfolio turnover	121%	146%	138%[6]
Net assets end of period (000’s) omitted	$678	$10,888	$11,085

50

AMG Chicago Equity Partners Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal periods ended December 31,
Class Z	2017	2016#	2015*
Net Asset Value, Beginning of Period	$11.99	$9.35	$10.00
Income (loss) from Investment Operations:
Net investment income[1,2]	0.04	0.11	0.11 [4]
Net realized and unrealized gain (loss) on investments	0.55	2.65	(0.68)
Total income (loss) from investment operations	0.59	2.76	(0.57)
Less Distributions to Shareholders from:
Net investment income	—	(0.12)	(0.08)
Net realized gain on investments	(1.71)	—	—
Paid in capital	(0.02)	—	—
Total distributions to shareholders	(1.73)	(0.12)	(0.08)
Net Asset Value, End of Period	$10.85	$11.99	$9.35
Total Return[2,5]	5.63%	29.49%	(5.69)%[6]
Ratio of net expenses to average net assets[7]	0.88%	0.92%	0.92%[8]
Ratio of gross expenses to average net assets[9]	2.50%	1.71%	3.06%[8]
Ratio of net investment income to average net assets[2]	0.36%	1.04%	1.07%[8]
Portfolio turnover	121%	146%	138%[6]
Net assets end of period (000’s) omitted	$2,005	$1,950	$1,609

#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
*	Commencement of operations was on January 2, 2015.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Amount is less than $(0.01) per share.
[4]	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $(0.09), $0.09, and $0.10 for Class N, Class I and Class Z shares, respectively.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Includes reduction from broker recapture amounting to 0.07%, 0.01% and 0.03% for the years ended 2017, 2016 and 2015, respectively.
[8]	Annualized.
[9]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

51

AMG Managers Amundi Intermediate Government Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017#	2016##	2015	2014	2013
Net Asset Value, Beginning of Year	$10.65	$10.81	$10.96	$10.64	$10.98
Income (loss) from Investment Operations:
Net investment income[1,2]	0.16	0.14	0.11	0.17	0.18
Net realized and unrealized gain (loss) on investments	0.02	0.01	0.01	0.54	(0.32)
Total income (loss) from investment operations	0.18	0.15	0.12	0.71	(0.14)
Less Distributions to Shareholders from:
Net investment income	(0.19)	(0.13)	(0.10)	(0.17)	(0.18)
Net realized gain on investments	—	(0.18)	(0.17)	(0.22)	(0.02)
Paid in capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.21)	(0.31)	(0.27)	(0.39)	(0.20)
Net Asset Value, End of Year	$10.62	$10.65	$10.81	$10.96	$10.64
Total Return[2]	1.68%[3]	1.42%[3]	1.09%	6.73%	(1.25)%
Ratio of net expenses to average net assets	0.84%	0.88%	0.88%	0.89%	0.91%[4]
Ratio of gross expenses to average net assets[5]	0.99%	0.93%	0.92%	0.96%	0.94%[4]
Ratio of net investment income to average net assets[2]	1.46%	1.32%	0.99%	1.54%	1.64%[4]
Portfolio turnover	10%	17%	21%	11%	29%
Net assets end of year (000’s) omitted	$104,847	$166,411	$192,039	$174,138	$136,915

52

AMG Managers Amundi Intermediate Government Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class I	2017*
Net Asset Value, Beginning of Period	$10.70
Income (loss) from Investment Operations:
Net investment income[1,2]	0.15
Net realized and unrealized loss on investments	(0.03)
Total income from investment operations	0.12
Less Distributions to Shareholders from:
Net investment income	(0.18)
Paid in capital	(0.02)
Total distributions to shareholders	(0.20)
Net Asset Value, End of Period	$10.62
Total Return[2]	1.15%[3,6]
Ratio of net expenses to average net assets	0.72%[7]
Ratio of gross expenses to average net assets[5]	0.88%[7]
Ratio of net investment income to average net assets[2]	1.68%[7]
Portfolio turnover	10%
Net assets end of period (000’s) omitted	$2,313

53

AMG Managers Amundi Intermediate Government Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class Z	2017*
Net Asset Value, Beginning of Period	$10.70
Income (loss) from Investment Operations:
Net investment income[1,2]	0.16
Net realized and unrealized loss on investments	(0.04)
Total income from investment operations	0.12
Less Distributions to Shareholders from:
Net investment income	(0.18)
Paid in capital	(0.02)
Total distributions to shareholders	(0.20)
Net Asset Value, End of Period	$10.62
Total Return[2]	1.15%[3,6]
Ratio of net expenses to average net assets	0.69%[7]
Ratio of gross expenses to average net assets[5]	0.85%[7]
Ratio of net investment income to average net assets[2]	1.72%[7]
Portfolio turnover	10%
Net assets end of period (000’s) omitted	$1,326

#	Effective February 27, 2017, Class S was renamed Class N.
##	Effective October 1, 2016, the shares were reclassified and redesignated as Class S shares.
*	Commencement of operations was February 27, 2017.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal period end.
[4]	Includes non-routine extraordinary expenses amounting to 0.020% of average net assets.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
[6]	Not annualized.
[7]	Annualized.

54

AMG Managers Amundi Short Duration Government Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017#	2016##	2015	2014	2013
Net Asset Value, Beginning of Year	$9.63	$9.62	$9.65	$9.64	$9.65
Income (loss) from Investment Operations:
Net investment income[1,2]	0.10	0.16	0.02	0.05	0.03
Net realized and unrealized gain (loss) on investments	(0.04)	(0.05)	(0.03)	0.01	(0.01)
Total income (loss) from investment operations	0.06	0.11	(0.01)	0.06	0.02
Less Distributions to Shareholders from:
Net investment income	(0.22)	(0.10)	(0.02)	(0.05)	(0.03)
Total distributions to shareholders	(0.22)	(0.10)	(0.02)	(0.05)	(0.03)
Net Asset Value, End of Year	$9.47	$9.63	$9.62	$9.65	$9.64
Total Return[2,3]	0.58%	1.10%	(0.15)%	0.60%	0.20%
Ratio of net expenses to average net assets	0.74%	0.80%	0.79%	0.80%	0.79%[5]
Ratio of gross expenses to average net assets[7]	0.83%	0.80%	0.79%	0.80%	0.79%[5]
Ratio of net investment income to average net assets[2]	1.07%	1.69%	0.25%	0.47%	0.27%[5]
Portfolio turnover	20%	37%	51%	41%	48%
Net assets end of year (000’s) omitted	$135,620	$234,569	$395,306	$385,246	$422,488

55

AMG Managers Amundi Short Duration Government Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class I	2017*
Net Asset Value, Beginning of Period	$9.64
Income (loss) from Investment Operations:
Net investment income[1,2]	0.11
Net realized and unrealized loss on investments	(0.08)
Total income from investment operations	0.03
Less Distributions to Shareholders from:
Net investment income	(0.21)
Total distributions to shareholders	(0.21)
Net Asset Value, End of Period	$9.46
Total Return[2,3]	0.31%[4]
Ratio of net expenses to average net assets	0.62%[6]
Ratio of gross expenses to average net assets[7]	0.73%[6]
Ratio of net investment income to average net assets[2]	1.41%[6]
Portfolio turnover	20%
Net assets end of period (000’s) omitted	$23,757

56

AMG Managers Amundi Short Duration Government Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class Z	2017*
Net Asset Value, Beginning of Period	$9.64
Income (loss) from Investment Operations:
Net investment income[1,2]	0.12
Net realized and unrealized loss on investments	(0.08)
Total income from investment operations	0.04
Less Distributions to Shareholders from:
Net investment income	(0.21)
Total distributions to shareholders	(0.21)
Net Asset Value, End of Period	$9.47
Total Return[2,3]	0.44%[4]
Ratio of net expenses to average net assets	0.57%[6]
Ratio of gross expenses to average net assets[7]	0.68%[6]
Ratio of net investment income to average net assets[2]	1.46%[6]
Portfolio turnover	20%
Net assets end of period (000’s) omitted	$675

#	Effective February 27, 2017, Class S was renamed Class N.
##	Effective October 1, 2016, the shares were reclassified and redesignated as Class S shares.
*	Commencement of operations was February 27, 2017.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Not annualized.
[5]	Includes non-routine extraordinary expenses amounting to 0.019% of average net assets.
[6]	Annualized.
[7]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

57

Notes to Financial Statements

December 31, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG Chicago Equity Partners Small Cap Value Fund (“Small Cap Value”) and AMG Funds II: AMG Chicago Equity Partners Balanced Fund (“Balanced”), AMG Managers Amundi Intermediate Government Fund (“Intermediate Government”) and AMG Managers Amundi Short Duration Government Fund (“Short Duration”), each a “Fund” and collectively, the “Funds.”

Each Fund offers different classes of shares, which, effective October 1, 2016, were renamed or redesignated. Both Balanced and Small Cap Value previously offered Investor Class shares, Service Class shares, and Institutional Class shares which were renamed to Class N, Class I and Class Z, respectively; and Intermediate Government and Short Duration shares were reclassified and redesignated Class S. Effective February 27, 2017, Intermediate Government and Short Duration’s Class S shares were renamed Class N and both funds commenced offering Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

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Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts,)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended December 31, 2017, the impact on the expense ratios, if any, were as follows: Balanced - $9,606 or 0.01% , Small Cap Value - $5,004 or 0.07%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to redesignation of dividends paid, foreign currency, expiration of capital loss carryforwards and return of capital distributions paid by the Funds. Temporary differences are due to capital loss deferrals on straddles and mark-to-market on futures.

59

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	Balanced		Small Cap Value
Distributions paid from:	2017	2016	2017	2016
Ordinary income	$1,336,645	$1,747,072	$32,099	$121,930
Short-term capital gains	3,377,861	—	833,144	—
Long-term capital gains	4,487,937	131,879	635,008	—
Return of capital	—	—	18,947	—

	$9,202,443	$1,878,951	$1,519,198	$121,930

	Intermediate Government		Short Duration
Distributions paid from:	2017	2016	2017	2016
Ordinary income	$2,261,146	$5,087,719	$4,471,104	$2,527,449
Short-term capital gains	—	—	—	—
Long-term capital gains	—	—	—	—
Return of capital	192,812	—	—	—

	$2,453,958	$5,087,719	$4,471,104	$2,527,449

As of December 31, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

	Balanced	Small Cap Value	Intermediate Government	Short Duration
Capital loss carryforward	—	—	$2,178,798	$5,515,191
Undistributed ordinary income	—	—	—	205,033
Undistributed short-term capital gains	$1,664,599	—	—	—
Undistributed long-term capital gains	3,163,719	—	—	—
Late-year loss deferral	—	—	—	—

At December 31, 2017, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Balanced	$176,266,128	$23,454,226	$(1,909,202)	$21,545,024
Small Cap Value	2,626,917	367,939	(50,775)	317,164
Intermediate Government	159,704,263	1,376,051	(930,840)	445,211
Short Duration	160,773,775	2,938,336	(2,125,475)	812,861

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2017, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2017, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

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Notes to Financial Statements (continued)

	Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term	Total
Intermediate Government	—	$2,178,798	$2,178,798
Short Duration	$359,813	5,155,378	5,515,191

As of December 31, 2017, Balanced and Small Cap Value had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should Balanced and Small Cap Value incur net capital losses for the fiscal year ended December 31, 2018, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the fiscal year ended December 31, 2017, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Small Cap Value	$247,331	—

g. CAPITAL STOCK

The Trusts’ Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2017 and December 31, 2016, the capital stock transactions by class for the Funds were as follows:

		Balanced				Small Cap Value
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	1,239,936	$20,491,466	3,377,841	$49,948,934	5,673	$59,815	1,549	$18,593
Reinvestment of distributions	180,583	3,069,279	53,953	817,953	567	5,890	17	207
Cost of shares repurchased	(3,044,466)	(50,984,756)	(3,777,688)	(56,409,174)	(1,695)	(17,799)	(783)	(7,962)

Net increase (decrease)	(1,623,947)	$(27,424,011)	(345,894)	$(5,642,287)	4,545	$47,906	783	$10,838

Class I:
Proceeds from sale of shares	2,705,468	$45,868,384	2,263,148	$34,028,928	47,763	$556,183	181,690	$1,853,567
Reinvestment of distributions	161,858	2,780,507	19,571	299,586	118,507	1,227,738	8,418	102,527
Cost of shares repurchased	(1,051,459)	(17,798,320)	(1,453,335)	(22,061,566)	(1,012,039)	(10,627,683)	(467,369)	(4,771,305)

Net increase (decrease)	1,815,867	$30,850,571	829,384	$12,266,948	(845,769)	$(8,843,762)	(277,261)	$(2,815,211)

Class Z:
Proceeds from sale of shares	77,566	$1,285,979	323,484	$4,749,655	39,324	$406,905	43,104	$418,513
Reinvestment of distributions	19,371	332,260	4,203	64,334	27,522	285,399	1,575	19,183
Cost of shares repurchased	(58,065)	(968,364)	(69,342)	(1,045,388)	(44,678)	(465,244)	(54,112)	(495,091)

Net increase (decrease)	38,872	$649,875	258,345	$3,768,601	22,168	$227,060	(9,433)	$(57,395)

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Notes to Financial Statements (continued)

	Intermediate Government				Short Duration
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:[1]
Proceeds from sale of shares	2,506,899	$26,802,132	6,031,612	$66,129,198	4,487,160	$43,034,526	36,112,882	$103,879,750
Reinvestment of distributions	206,475	2,204,214	431,895	4,630,731	392,197	3,743,767	221,824	2,135,935
Cost of shares repurchased	(8,473,695)	(90,681,619)	(8,607,228)	(94,306,073)	(14,919,003)	(142,857,038)	(53,058,101)	(267,051,584)

Net decrease	(5,760,321)	$(61,675,273)	(2,143,721)	$(23,546,144)	(10,039,646)	$(96,078,745)	(16,723,395)	$(161,035,899)

Class I:[2]
Proceeds from sale of shares	282,788	$3,034,044	—	—	5,634,803	$53,874,614	—	—
Reinvestment of distributions	2,771	29,580	—	—	15,916	151,394	—	—
Cost of shares repurchased	(67,846)	(727,699)	—	—	(3,140,056)	(29,921,094)	—	—

Net increase	217,713	$2,335,925	—	—	2,510,663	$24,104,914	—	—

Class Z:[2]
Proceeds from sale of shares	169,759	$1,799,841	—	—	126,003	$1,211,014	—	—
Reinvestment of distributions	2,342	25,005	—	—	1,577	15,045	—	—
Cost of shares repurchased	(47,207)	(505,944)	—	—	(56,279)	(538,713)	—	—

Net increase	124,894	$1,318,902	—	—	71,301	$687,346	—	—

[1]	Effective February 27, 2017, Class S was renamed Class N.
[2]	Commencement of operations was February 27, 2017.

At December 31, 2017, certain unaffiliated shareholders of record individually held greater than 10% of the net assets of the Funds as follows: Small Cap Value - one owns 23%. Transactions by this shareholder may have a material impact on its respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2017, the market value of Repurchase Agreements outstanding for Balanced and Small Cap Value were $2,448,757 and $169,425, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

All Funds except Small Cap Value may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale

62

Notes to Financial Statements (continued)

commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, with the same counterparty, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in Footnote 1a above.

Each TBA contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment with the same broker, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

k. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

All Funds except Small Cap Value may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Funds’ Statement of Assets and Liabilities. For financial reporting purposes, the Funds do not offset the receivable and payable for delayed delivery investments purchased and sold on TBA commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

l. FOREIGN SECURITIES

Balanced invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Realized gains in certain countries may be subject to foreign taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager. Balanced and Small Cap Value are managed by Chicago Equity Partners, LLC (“CEP”). AMG indirectly owns a majority interest in CEP.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. Effective October 1, 2016, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Balanced	0.60%
Small Cap Value	0.62%
Intermediate Government	0.48%
Short Duration	0.40%

Prior to October 1, 2016, the annual rate for the investment management fees was 0.70%, 0.62%, 0.70% and 0.70% of each Fund’s average daily net assets of Balanced, Small Cap Value, Intermediate Government and Short Duration, respectively.

The Investment Manager has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Balanced and Small Cap Value to 0.84% and 0.95%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 0.74% of Intermediate Government’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

Effective February 27, 2017, the Investment Manager has contractually agreed, through May 1, 2018, to waive Intermediate Government’s management fee by 0.05%, from 0.48% to 0.43%, and Short Duration’s management fee by 0.11%, from 0.40% to 0.29%. For the fiscal year ended December 31, 2017, the management fee for Intermediate Government and Short Duration was reduced by $54,629 and $182,649, respectively.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

63

Notes to Financial Statements (continued)

At December 31, 2017, the Funds’ expiration of recoupment is as follows:

Expiration Period	Balanced	Small Cap Value	Intermediate Government
Less than 1 year	$256,154	$100,095	$58,801
Within 2 years	276,286	94,463	81,422
Within 3 years	92,722	104,187	135,196

Total Amount Subject to Recoupment	$625,162	$298,745	$275,419

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Money Market Funds. For the fiscal year ended December 31, 2017, the investment management fee for Intermediate Government was reduced by $6,834.

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, Balanced and Small Cap Value paid an administration fee under a similar contract at an annual rate of 0.20% and 0.25%, respectively, of each Fund’s average daily net assets, while Intermediate Government and Short Duration did not pay an administration fee.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

Balanced and Small Cap Value have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Funds’ Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

For Class N of Small Cap Value, Intermediate Government and Short Duration, and Class I of Balanced, Small Cap Value, Intermediate Government and Short Duration, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred.

Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. Class N shares of Small Cap Value, Intermediate Government and Short Duration and Class I shares of Balanced, Small Cap Value, Intermediate Government and Short Duration may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2017, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Balanced
Class I	0.10%	0.10%
Small Cap Value
Class N	0.15%	0.15%
Class I	0.15%	0.14%
Intermediate Government
Class N*	0.15%	0.15%
Class I**	0.05%	0.04%
Short Duration
Class N*	0.15%	0.15%
Class I**	0.05%	0.05%

*	Effective October 1, 2016, the maximum annual rate was increased to 0.15% from 0.10%.
**	Effective February 27, 2017, Class I shares were authorized up to a maximum annual rate of 0.05%.

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds family. The Trustees of the Trusts who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2017, Short Duration lent a maximum of $1,536,965 for five days earning interest of $284. The interest income amount is included in the Statement of Operations as interest income. Small Cap Value borrowed a maximum of $184,534 for six days paying interest of $12. The interest expense amount is included in the Statement of Operations as miscellaneous expense. For

64

Notes to Financial Statements (continued)

the fiscal year ended December 31, 2017, Balanced and Intermediate Government neither borrowed from nor lent to other funds in the AMG Funds family. At December 31, 2017, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2017, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Balanced	$106,659,747	$115,310,960
Small Cap Value	8,243,046	19,204,211
Intermediate Government	2,556,164	9,399,872
Short Duration	15,202,456	23,253,173

	U.S. Government Obligations
Fund	Purchases	Sales
Balanced	$31,734,603	$27,439,918
Small Cap Value	—	—
Intermediate Government	14,389,593	38,484,841
Short Duration	22,896,697	60,785,533

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held and cash collateral received at December 31, 2017, were as follows:

Fund	Securities Loaned	Cash Collateral Received
Balanced	$2,374,701	$2,448,757
Small Cap Value	161,259	169,425

5. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why certain Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, and results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of applicable Schedule of Portfolio Investments. For the fiscal year ended December 31, 2017, the average quarterly balances of derivative financial instruments outstanding were as follows:

	Intermediate Government	Short Duration
Financial Futures Contracts
Average number of contracts purchased	5	87
Average number of contracts sold	67	625
Average notional value of contracts	$677,244	$10,517,013
Average notional value of contracts sold	$6,962,949	$78,732,845

7. FUTURES CONTRACTS

Intermediate Government and Short Duration purchased and sold futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent variation margin payments are made or received by the Funds depending on the fluctuations in the value of the futures contract and the value of cash or securities on deposit with the futures broker. Variation

65

Notes to Financial Statements (continued)

margin is recorded as unrealized gains and losses. The Funds must have total value at the futures broker consisting of either net unrealized gains, cash or securities collateral to meet the initial margin requirement, and any value over the initial margin requirement may be transferred to the Funds. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

8. RISKS ASSOCIATED WITH COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOs”)

The net asset values of a Fund may be sensitive to interest rate fluctuations because a Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. CMOs may have a fixed or variable rate of interest.

9. DOLLAR ROLL AGREEMENTS

All Funds except Small Cap Value may enter into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the repurchase price (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. The Funds may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security sold. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Funds are able to repurchase them. There can be no assurance that the Funds’ use of the cash that they receive from a dollar roll will provide a return that exceeds their cost.

10. STRIPPED SECURITIES

Intermediate Government and Short Duration may invest in stripped securities (“STRIPS”) for hedging purposes to protect the Funds’ portfolios against interest rate fluctuations. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Funds’ yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated repayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

11. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program, Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

66

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2017:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Balanced
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	448,757	448,757	—	—
State of Wisconsin Investment Board	1,000,000	1,000,000	—	—

Totals	$2,448,757	$2,448,757	—	—

Small Cap Value
Cantor Fitzgerald Securities, Inc.	$169,425	$169,425	—	—

12. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. Effective August 1, 2017, the Funds have adopted these amendments and noted no significant impact on the financial statements and accompanying notes.

13. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements.

67

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND AMG FUNDS II AND SHAREHOLDERS OF AMG CHICAGO EQUITY PARTNERS BALANCED FUND, AMG CHICAGO EQUITY PARTNERS SMALL CAP VALUE FUND, AMG MANAGERS AMUNDI INTERMEDIATE GOVERNMENT FUND, AND AMG MANAGERS AMUNDI SHORT DURATION GOVERNMENT FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Chicago Equity Partners Balanced Fund, AMG Chicago Equity Partners Small Cap Value Fund, AMG Managers Amundi Intermediate Government Fund, and AMG Managers Amundi Short Duration Government Fund (four of the funds constituting AMG Funds and AMG Funds II, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2018

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

68

Other Information

TAX INFORMATION

The AMG Chicago Equity Partners Balanced Fund, AMG Chicago Equity Partners Small Cap Value Fund, AMG Managers Amundi Intermediate Government Fund and AMG Managers Amundi Short Duration Government Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2017 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Chicago Equity Partners Balanced Fund, AMG Chicago Equity Partners Small Cap Value Fund, AMG Managers Amundi Intermediate Government Fund and AMG Managers Amundi Short Duration Government Fund each hereby designates $4,487,937, $635,008, $0, and $0 respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2017, or if subsequently determined to be different, the net capital gains of such fiscal year.

AMG Managers Amundi Intermediate Government Fund previously announced the estimated sources of its distributions paid during the year ended December 31, 2017. AMG Managers Amundi Intermediate Government Fund has reclassified certain of those distributions previously announced as constituting ordinary income to distributions constituting return of capital. Pursuant to Rule 19a-1(e)

under the Investment Company Act of 1940, the information in the table below supersedes the Fund’s previously announced estimated sources of its distributions paid during the year ended December 31, 2017.

Intermediate Government
Distributions paid from:	2017
Ordinary income	$2,261,146
Short-term capital gains	—
Long-term capital gains	—
Return of capital	192,812

2,453,958

Please note that the information in this table is for financial accounting purposes only. Form 1099-DIV received by shareholders for the calendar year specifies how shareholders should characterize and report distributions paid by the Fund during the year for U.S. federal income tax purposes.

69

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 69
• Oversees 61 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 61 Funds in Fund Complex

Edward J. Kaier, 72

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex

Kurt A. Keilhacker, 54

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 - AMG Funds Trustee since 2000 - AMG Funds II Oversees 61 Funds in Fund Complex

Steven J. Paggioli, 67

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013 Oversees 61 Funds in Fund Complex	Richard F. Powers III, 72 Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman Trustee since 1999 - AMG Funds Trustee since 2000 - AMG Funds II Oversees 63 Funds in Fund Complex

Eric Rakowski, 59

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex	Victoria L. Sassine, 52 Lecturer, Babson College (2007 – Present).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 61 Funds in Fund Complex

Thomas R. Schneeweis, 70

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for GlobalAsset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

70

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 65
• Oversees 63 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 50
• Principal Executive Officer since 2014 Chief Executive Officer since 2016	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 59

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 53

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017	John A. Starace, 47
Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Controller since 2017	Christopher R. Townsend, 50
Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

71

AMG Funds

Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); ChiefCompliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, AstonAsset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds(1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 43

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 32

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

72

Investment Manager and Administrator

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

Distributor

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

Custodian

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com        |                                                               73

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small     Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company,

    LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap

    Value

AMG River Road Dividend All Cap     Value II

AMG River Road Focused Absolute     Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global     Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets     Small Cap

AMG TimesSquare International Small

    Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced     Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO

    Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell     Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors     Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging     Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real     Estate

CenterSquare Investment Management,     Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap     Growth

Essex Investment Management Co.,     LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap     Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell     Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group     LLC

AMG Managers Skyline Special     Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia     Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate     Government

AMG Managers Amundi Short Duration

    Government

Amundi Pioneer Institutional Asset

    Management, Inc.

AMG Managers Doubleline Core Plus

    Bond

DoubleLine Capital LP

AMG Managers Global Income

    Opportunity

AMG Managers Loomis Sayles Bond

    Loomis, Sayles & Co., L.P.

amgfunds.com	|123117 AR009

ANNUAL REPORT

AMG Funds

December 31, 2017

AMG GW&K Enhanced Core Bond Fund

Class N: MFDAX     |     Class I: MFDSX     |     Class C: MFDCX     |     Class Z: MFDYX

AMG GW&K Municipal Bond Fund

Class N: GWMTX     |     Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund

Class N: GWMNX     |     Class I: GWMEX     |     Class Z: GWMZX

AMG GW&K Small Cap Core Fund

Class N: GWETX     |     Class I: GWEIX     |     Class Z: GWEZX

AMG GW&K Small/Mid Cap Fund

(formerly AMG GW&K Small Cap Growth Fund)

Class N: GWGVX     |     Class I: GWGIX     |     Class Z: GWGZX

amgfunds.com |	123117 AR020

AMG Funds

Annual Report—December 31, 2017

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS
AMG GW&K Enhanced Core Bond Fund	5
AMG GW&K Municipal Bond Fund	11
AMG GW&K Municipal Enhanced Yield Fund	20
AMG GW&K Small Cap Core Fund	26
AMG GW&K Small/Mid Cap Fund	32

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	39
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	41
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	42
Detail of changes in assets for the past two fiscal years

Financial Highlights	44
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	59
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	69

OTHER INFORMATION	70

TRUSTEES AND OFFICERS	71

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The last 12 months was a strong period for equity markets as the health of the global economy improved and positive investor sentiment helped extend the U.S. bull market into its ninth year. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 21.83% during the fiscal year ended December 31, 2017. By comparison, small cap stocks underperformed large caps with a 14.65% return for the small cap Russell 2000® Index.

The S&P 500 Index has notched positive performance in every month since the U.S. presidential election amidst the backdrop of strong corporate earnings, improving global economic growth and the passage of sweeping tax reform. 2017 also marked a turning point for the broader global economy as growth accelerated in a more coordinated fashion around the world, global trade improved and commodities recovered. U.S. equity market volatility remained extremely low despite saber rattling in North Korea and a devastating hurricane season. In fact, the S&P 500 Index has not seen a pullback greater than 5% since the summer of 2016.

In total, all but two sectors of the S&P 500 Index were positive during the last 12 months; however, there was significant dispersion in performance across sectors. Information technology and materials stocks led the Index with returns of 38.87% and 23.25%, respectively, while companies within the energy and telecommunication services sectors were the laggards with returns of (1.11)% and (1.49)%, respectively. Growth stocks outperformed value during all four quarters of the year and ended 2017 with returns of 30.2% and 13.7% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. International equities outperformed domestic equities for the first time since 2012 as the global economy picked up and international returns were boosted by a weaker U.S. Dollar with the MSCI All Country World ex-USA Index returning 27.19% during the year. Meanwhile, emerging markets had their strongest year since 2009 with a 37.3% return for the MSCI Emerging Markets Index.

The U.S. bond market produced modestly positive returns for the year, as measured by the 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance. The yield curve flattened as the U.S. Federal Reserve (the Fed) continued to normalize monetary policy and short-term interest rates rose more than longer-term rates. The 2-year U.S. Treasury note rose 69 basis points during the year to yield 1.89% while the 10-year U.S. Treasury note ended 2017 at a 2.40% yield, five basis points lower than where it started. Investment grade corporates outperformed Treasuries and securitized credits with returns of 6.42%, 2.31% and 2.51%, respectively. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with a 7.50% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2017*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500® Index)	21.83%	11.41%	15.79%
Small Caps	(Russell 2000® Index)	14.65%	9.96%	14.12%
International	(MSCI All Country World ex-USA Index)	27.19%	7.83%	6.80%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	3.54%	2.24%	2.10%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	7.50%	6.35%	5.78%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	5.45%	2.98%	3.02%
Treasury Bills	(ICE BofAML 6-Month U.S. Treasury Bill Index)	0.95%	0.62%	0.43%

*	Source: Factset. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2017	Expense Ratio for the Period	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period*
AMG GW&K Enhanced Core Bond Fund
Based on Actual Fund Return
Class N	.73%	$1,000	$1,012	$3.70
Class I	.53%	$1,000	$1,013	$2.69
Class C	1.48%	$1,000	$1,009	$7.49
Class Z	.48%	$1,000	$1,014	$2.44
Based on Hypothetical 5% Annual Return
Class N	.73%	$1,000	$1,022	$3.72
Class I	.53%	$1,000	$1,023	$2.70
Class C	1.48%	$1,000	$1,018	$7.53
Class Z	.48%	$1,000	$1,023	$2.45
AMG GW&K Municipal Bond Fund
Based on Actual Fund Return
Class N	.72%	$1,000	$1,007	$3.64
Class I	.38%	$1,000	$1,009	$1.92
Based on Hypothetical 5% Annual Return
Class N	.72%	$1,000	$1,022	$3.67
Class I	.38%	$1,000	$1,023	$1.94

Six Months Ended December 31, 2017	Expense Ratio for the Period	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period*
AMG GW&K Municipal Enhanced Yield Fund
Based on Actual Fund Return
Class N	1.02%	$1,000	$1,041	$5.25
Class I	.64%	$1,000	$1,043	$3.30
Class Z	.59%	$1,000	$1,043	$3.04
Based on Hypothetical 5% Annual Return
Class N	1.02%	$1,000	$1,020	$5.19
Class I	.64%	$1,000	$1,022	$3.26
Class Z	.59%	$1,000	$1,022	$3.01
AMG GW&K Small Cap Core Fund
Based on Actual Fund Return
Class N	1.32%	$1,000	$1,098	$6.98
Class I	.95%	$1,000	$1,100	$5.03
Class Z	.90%	$1,000	$1,100	$4.76
Based on Hypothetical 5% Annual Return
Class N	1.32%	$1,000	$1,019	$6.72
Class I	.95%	$1,000	$1,020	$4.84
Class Z	.90%	$1,000	$1,021	$4.58

3

About Your Fund’s Expenses (continued)

Six Months Ended December 31, 2017	Expense Ratio for the Period	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period*
AMG GW&K Small/Mid Cap Fund
Based on Actual Fund Return
Class N	1.10%	$1,000	$1,066	$5.73
Class I	.94%	$1,000	$1,066	$4.90
Class Z	.85%	$1,000	$1,067	$4.43
Based on Hypothetical 5% Annual Return
Class N	1.10%	$1,000	$1,020	$5.60
Class I	.94%	$1,000	$1,020	$4.79
Class Z	.85%	$1,000	$1,021	$4.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

4

AMG GW&K Enhanced Core Bond Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond Fund (Class N) (the Fund) returned 3.76% for the year ended December 31, 2017, compared to the return of 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index (the Index).

At the start of 2017, fixed income markets were surprisingly quiet despite all of the headlines, as rapidly shifting fiscal and monetary policy narratives limited major moves in either direction. General improvement in the overall economy coupled with gradually increasing inflationary pressures prompted the U.S. Federal Reserve (Fed) to raise interest rates for the second time since the election. But this move was accompanied by unexpectedly dovish forward guidance that significantly muted the effects of the hike itself. Similarly, ambitious policy goals from the early days of the Trump administration provided a boost to risk markets on expectations of deregulation, tax reform, and infrastructure spending. But Congress’ failure to repeal the Affordable Care Act led to a stark reappraisal of the potential timing and success of future legislative efforts.

The second quarter saw strong returns, with markets benefiting from both lower interest rates and tighter spreads. The continued unwinding of the reflation trade was the most significant driver, as skepticism surrounding the stimulative effect of any legislation out of Washington weighed on growth and inflation expectations. Meanwhile, credit investors chose instead to focus on robust corporate earnings and an improving global economy, largely shrugging off news out of Washington and major geopolitical headlines (terrorist attacks, missile launches, crude oil prices). Interest rate volatility fell to its lowest level in years, leading some to wonder whether investors are becoming too complacent (the last time it was this low was in 2013—a month before the Taper Tantrum); others point to the resilience of risk markets and the lack of negative catalysts on the horizon.

Amid a combination of rising geopolitical tensions, policy uncertainty, and the expected start to the unwinding of the Fed balance sheet, the fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a positive return in the third quarter of 2017. The first two months of the quarter were characterized by persistently weak inflation data, record shattering hurricanes, and provocative saber-rattling from North Korea that drove 10-year interest rates to their lows of the year. September brought renewed optimism on tax reform, a more hawkish sounding Fed, and the long-expected announcement regarding the tapering of the Fed’s balance sheet. Interest rates quickly reversed course leaving the 10-year Treasury essentially unchanged for the quarter. The market, once optimistically pricing in less than a 30% chance of a hike before year-end, promptly boosted those odds to a closer certainty of 70%.

Fixed income markets ended the fourth quarter on a relatively calm note following months of policy uncertainty and headline-driven volatility. Debates surrounding Fed policy, tax reform legislation, and the sustainability of record corporate profitability dominated trading at various points throughout the quarter. However, each of these questions was eventually resolved and investors gradually shifted their focus to 2018. Ironically, the absence of obvious risks on the horizon has been cited as a risk in itself, as investors point to record low volatility and broad consensus as evidence of complacency. We continue to closely monitor policy and economic developments while we watch for early signs of wage inflation, an uptick in the default rate, or any indication that we are approaching the late stages of the business cycle.

The yield curve experienced a significant flattening during the fourth quarter and the premium for owning longer bonds fell to its lowest level in a decade. Short rates rose steadily, first as confidence grew that the Fed would hike again in December and then amid calls for as many as four more hikes in 2018. Yields at the long end closed the year near their lowest level of the year, as inflation remained elusive and investors sought protection from the possibility that the Fed would go too far in raising rates.

The Fund slightly outperformed the benchmark for the full year. The yield curve had a negative effect on performance, given our preference for intermediate maturities over the long end. Our sector allocation decisions had a positive effect due to our overweight of investment grade corporate bonds, which benefited from spread compression during the quarter. An underweight to Treasuries was also a strong contributor to the allocation effect. Our out-of-benchmark allocation to high yield corporate bonds also helped performance.

Now that tax reform has been passed, sentiment in 2018 promises to be driven in large part by the Fed and its influence on the shape of the yield curve. While upward pressure on the short end seems all but certain, the larger question remains what the impact will be on the long end. High funding requirements from the Treasury combined with the roll off of the Fed’s balance sheet could weigh on long rates, but benign inflation and strong demand from pension funds and overseas investors could serve as an anchor. In light of this uncertainty, we have kept the duration of the Fund neutral relative to its benchmark. In addition, we have kept our yield curve positioning close to neutral, with a slight bias away from the short end in favor of intermediate maturities. We believe the belly of the curve offers more attractive returns at this stage of the tightening cycle, given the carry and roll available for the interest rate risk being assumed.

We remain overweight corporate bonds, where we believe yields offer an attractive alternative to Treasuries and strong credit metrics are likely to limit spread widening. Default rates are low by historical standards and corporate profitability is strong. Additionally, we feel the sector is poised to benefit from a positive technical environment, as $4 trillion stashed overseas becomes available to fund capital spending and shareholder returns that otherwise might have been funded with debt. At the same time, we recognize the potential for an uptick in volatility and have opportunistically continued our up-in-quality shift in favor of higher-rated and less cyclical credits. In the mortgage-backed sector we continue to target lower duration pools, which offer protection in the event of spread widening and rate volatility that may occur as the Fed begins to unwind its balance sheet.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2017 , and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

5

AMG GW&K Enhanced Core Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class N shares on December 31, 2007, to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Enhanced Core Bond Fund[2], [3], [4], [5], [6]
Class N	3.76%	1.83%	4.28%	5.41%	01/02/97
Class I7	4.03%	2.01%	—	2.03%	11/30/12
Class C8	3.08%	1.06%	3.50%	4.59%	03/05/98
Class Z9	4.01%	2.07%	4.53%	5.80%	01/02/97
Bloomberg Barclays U.S. Aggregate Bond Index[10]	3.54%	2.10%	4.01%	5.22%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[5]	High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.
[6]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[7]	February 27, 2017 Class S renamed to Class I.
[8]	Closed to new investments.
[9]	February 27, 2017 Class I renamed to Class Z.
[10]	The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG GW&K Enhanced Core Bond Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

% of
Category	Net Assets
Corporate Bonds and Notes	50.3
U.S. Government and Agency Obligations	39.2
Municipal Bonds	6.5
Short-Term Investments*	4.8
Other Assets Less Liabilities**	(0.8)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
**	Includes repayment of cash collateral on security lending transactions.

Rating	% of Market Value*
U.S. Government and Agency Obligations	40.9
Aaa	1.1
Aa	11.7
A	12.8
Baa	20.7
Ba	11.8
B	1.0

*	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
FNMA, 4.000%, 10/01/43	6.9
FNMA, 4.500%, 04/01/41	4.8
FHLMC Gold Pool, 5.000%, 10/01/36	3.1
United States Treasury Bonds, 4.500%, 02/15/36	2.9
United States Treasury Notes, 2.000%, 11/30/22	2.9
FNMA, 4.000%, 09/01/25	2.5
Apple, Inc., 1.903%, 02/09/22	2.4
Wells Fargo & Co., 2.343%, 02/11/22	2.4
FNMA, 3.500%, 11/01/42	2.4
FNMA, 4.500%, 05/01/39	2.3

Top Ten as a Group	32.6

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments

December 31, 2017

	Principal Amount	Value
Corporate Bonds and Notes - 50.3%
Energy - 1.5%
Newfield Exploration Co. 5.750%, 01/30/22	$675,000	$723,937
Financials - 13.1%
American Tower Corp. 4.400%, 02/15/26	453,000	477,160
Bank of America Corp., MTN 3.875%, 08/01/25	694,000	732,773
CIT Group, Inc. 5.000%, 08/15/22	440,000	467,500
Crown Castle International Corp. 5.250%, 01/15/23	435,000	476,831
Host Hotels & Resorts LP, Series C 4.750%, 03/01/23	457,000	486,678
Morgan Stanley, GMTN 5.500%, 07/28/21	409,000	447,745
National Rural Utilities Cooperative Finance
Corp., MTN 3.250%, 11/01/25	455,000	464,364
The Goldman Sachs Group, Inc. 6.125%, 02/15/33	763,000	974,021
Wells Fargo & Co.
(3-Month LIBOR plus 0.930%) 2.343%, 02/11/22[1]	1,163,000	1,178,031
Weyerhaeuser Co. 8.500%, 01/15/25	525,000	690,992
Total Financials		6,396,095
Industrials - 35.7%
The ADT Corp. 6.250%, 10/15/21	227,000	249,700
American Airlines Group, Inc. 6.125%, 06/01/18[2]	245,000	248,981
Andeavor Logistics LP / Tesoro Logistics Finance Corp. 5.500%, 10/15/19	233,000	242,150
Apple, Inc.
(3-Month LIBOR plus 0.500%) 1.903%, 02/09/22[1]	1,168,000	1,184,773
ArcelorMittal (Luxembourg) 6.000%, 03/01/21[2]	225,000	244,125
Automatic Data Processing, Inc. 3.375%, 09/15/25	660,000	681,891
Ball Corp. 5.250%, 07/01/25	481,000	524,891
Burlington Northern Santa Fe LLC 6.150%, 05/01/37	556,000	746,695
CDW LLC / CDW Finance Corp. 5.500%, 12/01/24	441,000	481,792
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908%, 07/23/25	447,000	475,975
Comcast Corp. 7.050%, 03/15/33	345,000	480,769
Concho Resources, Inc. 4.375%, 01/15/25	225,000	234,563
Crown Americas LLC / Crown Americas Capital Corp. IV 4.500%, 01/15/23	475,000	483,312
CSX Corp. 2.600%, 11/01/26	511,000	488,583
CVS Health Corp. 5.125%, 07/20/45	405,000	465,961
Diamondback Energy, Inc. 4.750%, 11/01/24	400,000	403,500
Georgia-Pacific LLC 8.000%, 01/15/24	366,000	466,380
HCA, Inc. 5.000%, 03/15/24	456,000	475,380
International Paper Co. 3.000%, 02/15/27	504,000	489,617
Kaiser Foundation Hospitals 3.150%, 05/01/27	472,000	473,014
Leidos Holdings, Inc. 4.450%, 12/01/20	225,000	234,563
Lennar Corp. 4.750%, 11/15/22	454,000	478,403
Masco Corp. 4.375%, 04/01/26	483,000	512,221
McDonald’s Corp., MTN 3.700%, 01/30/26	450,000	469,870
Microsoft Corp. 3.750%, 02/12/45	484,000	511,197
Molson Coors Brewing Co. 3.000%, 07/15/26	488,000	478,536
Murphy Oil USA, Inc. 6.000%, 08/15/23	235,000	246,163
Northrop Grumman Corp. 3.200%, 02/01/27	476,000	478,692
NuStar Logistics LP 6.750%, 02/01/21	229,000	244,458
Omnicom Group, Inc. 3.600%, 04/15/26	467,000	473,274
Oracle Corp. 3.800%, 11/15/37	440,000	462,415
Owens Corning 4.200%, 12/15/22	470,000	493,344
Penske Automotive Group, Inc. 3.750%, 08/15/20	470,000	479,987

The accompanying notes are an integral part of these financial statements.

8

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 35.7% (continued)
Toll Brothers Finance Corp. 4.375%, 04/15/23[2]	$236,000	$245,735
6.750%, 11/01/19	226,000	243,798
United Continental Holdings, Inc. 6.375%, 06/01/18[2]	240,000	244,200
Verizon Communications, Inc. 4.400%, 11/01/34	470,000	480,342
Vulcan Materials Co. 4.500%, 04/01/25	336,000	358,582
Walgreens Boots Alliance, Inc. 3.450%, 06/01/26	721,000	714,256
Total Industrials		17,392,088
Total Corporate Bonds and Notes (Cost $24,285,027)		24,512,120
Municipal Bonds - 6.5%
California State General Obligation, School
Improvements 7.550%, 04/01/39	605,000	954,466
JobsOhio Beverage System, Series B 3.985%, 01/01/29	445,000	472,435
Los Angeles Unified School District, School
Improvements 5.750%, 07/01/34	565,000	722,019
Metropolitan Transportation Authority, Transit
Improvement 6.668%, 11/15/39	350,000	496,608
New Jersey Economic Development Authority,
Pension Funding, Series A (National Insured) 7.425%, 02/15/29[3]	388,000	485,943
Total Municipal Bonds (Cost $3,013,050)		3,131,471
U.S. Government and Agency Obligations - 39.2%
Fannie Mae - 26.4%
FNMA, 3.500%, 11/01/42 to 03/01/46	2,174,850	2,245,725
4.000%, 09/01/25 to 10/01/43	5,286,934	5,562,347
4.500%, 05/01/39 to 04/01/41	4,039,712	4,346,083
FNMA, 5.000%, 08/01/35	658,274	715,558
Total Fannie Mae		12,869,713
Freddie Mac - 3.4%
FHLMC Gold Pool, 4.000%, 07/01/29	110,551	114,801
5.000%, 10/01/36	1,404,967	1,523,661
Total Freddie Mac		1,638,462
U.S. Treasury Obligations - 9.4%
United States Treasury Bonds, 3.500%, 02/15/39	437,000	499,272
4.500%, 02/15/36	1,109,000	1,428,076
6.250%, 08/15/23	666,000	806,940
United States Treasury Notes, 1.750%, 03/31/22	470,000	462,362
2.000%, 11/30/22	1,405,000	1,392,377
Total U.S. Treasury Obligations		4,589,027
Total U.S. Government and Agency Obligations (Cost $19,208,994)		19,097,202
Short-Term Investments - 4.8%
Joint Repurchase Agreements - 1.5%[4]
State of Wisconsin Investment Board, dated 12/29/17, due 01/02/18, 1.630% total to be received $759,259 (collateralized by various U.S. Government Agency Obligations, 0.125% -3.875%, 01/15/19 - 02/15/46, totaling $780,202)	759,122	759,122

	Shares
Other Investment Companies - 3.3%
Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 1.25%[5]	1,589,487	1,589,487
Total Short-Term Investments (Cost $2,348,609)		2,348,609
Total Investments - 100.8% (Cost $48,855,680)		49,089,402
Other Assets, less Liabilities - (0.8)%		(365,726)
Net Assets - 100.0%		$48,723,676

[1]	Variable rate security. The rate shown is based on the latest available information as of December 31, 2017.
[2]	Some or all of these securities, amounting to $739,043 or 1.5% of net assets, were out on loan to various brokers.
[3]	Security is backed by insurance of financial institutions and financial guaranty assurance agencies. At December 31, 2017, the value amounted to $485,943 or 1.0% of net assets.
[4]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[5]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

FHLMC  Freddie Mac

FNMA    Fannie Mae

GMTN    Global Medium-Term Notes

LIBOR    London Interbank Offered Rate

MTN       Medium-Term Note

National Insured    National Public Finance Guarantee Corp.

The accompanying notes are an integral part of these financial statements.

9

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds and Notes†	—	$24,512,120	—	$24,512,120
Municipal Bonds††	—	3,131,471	—	3,131,471
U.S. Government and Agency Obligations	—	19,097,202	—	19,097,202
Short-Term Investments
Joint Repurchase Agreements	—	759,122	—	759,122
Other Investment Companies	$1,589,487	—	—	1,589,487

Total Investments in Securities	$1,589,487	$47,499,915	—	$49,089,402

†	All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.
††	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

10

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2017, the AMG GW&K Municipal Bond Fund (Class N) (the Fund) returned 4.58%, underperforming its benchmark, the Bloomberg Barclays 10-Year Municipal Bond Index (the Index), which returned 5.83%.

Municipals posted solid returns in the first quarter amid a backdrop of uncertainty regarding U.S. Federal Reserve (Fed) policy and the so-called reflation trade. Right out of the gates, retail investors favored the perceived haven of shorter municipal bonds, driving down yields at the front end of the curve, even while similar maturities in the Treasury market remained steady. It was a dynamic that played out over the quarter, the municipal bond curve steepening significantly, the Treasury curve modestly flattening. And while sentiment was cautious, that was actually an upgrade over the panic selling that followed November’s election and lasted into year-end. The heavy mutual fund outflows during that stretch reversed in January, removing a major source of selling pressure and helping to stabilize the market.

For the second quarter, Municipals posted impressive returns driven by favorable market technicals and a broad rethink of the Trump trade. Long-term yields had already started to decline in March as political turmoil in Washington cast doubt on the likelihood of large-scale fiscal stimulus emerging any time soon. And with last November’s messy selloff fading further into memory, new cash poured into the tax-exempt market. The increased demand was met by a scarcity of supply, with new issue volume down 18% for the quarter, a product of far fewer refunding transactions. The result was a powerful rally where municipal bonds outperformed even Treasuries, which also posted solid returns for the quarter. And it occurred despite troubling industry headlines, from Puerto Rico’s bankruptcy filing to Connecticut’s triple downgrades to Illinois’ severe budget crisis. In that way, it was technicals, rather than any improvement in credit fundamentals, that made municipals one of the top performers in the fixed income universe.

Municipals performed well in the third quarter despite a late period selloff that turned outsized gains into merely respectable returns. Through the first nine weeks of the quarter, interest rates declined in a steady fashion, establishing year-to-date lows in early September. Besides saber-rattling in North Korea and violence in Spain and Charlottesville, investors were responding to uncertainty surrounding healthcare policy, an unusually active hurricane season and fears that a divided Washington would fail to raise the debt ceiling. In addition, inflation readings continued to undershoot the Fed’s target, casting doubt on the central bank’s forecast of future rate increases.

Municipal bonds posted mixed returns in the fourth quarter amid a significant flattening of the yield curve. Front-end rates pushed sharply higher, driven by further tightening of Fed policy and investor repositioning ahead of major tax reform. Long municipal bonds, meanwhile, rallied on benign inflation data and the expectation of a supply drought in the coming months. As a consequence, the slope of the municipal curve nearly halved over the quarter, from 1.84% to 0.98%, its lowest level since 2007.

At the start of the fourth quarter, there were few signs the market would experience any sort of upheaval before year end. Supply projections were modest, headline risks dormant and word out of Washington was that the municipal bond exemption would be fully shielded from tax reform. Instead, we had weeks of sloppy trading on record volume after the House of Representatives proposed, in early November, to strip the tax exemption from private activity bonds (PABs) and advance refunding transactions. These two areas collectively account for over a quarter of municipal supply. A week later, the Senate released a more municipal bond-friendly version, which protected PABs but kept advance refundings on the chopping block. Unsure of how the final bill would read, 501(c)(3) issuers, including hospitals and private universities, flooded the market with PABs in case the window closed. In addition, traditional issuers stuffed the remaining calendar with advance refunding deals. The result was a historic slate of issuance, with December volume breaking a single-month record set just before the Tax Reform Act of 1986 took effect.

On the demand side, buyers were just as anxious to transact while bonds were still available. Even though PABs ultimately survived in the final tax bill, advance refundings did not. Issuance is expected to drop dramatically in the first half of 2018 because so many borrowers rushed to market in the last six weeks of the year. To participate in the surge, many sold shorter bonds to raise cash, putting upward pressure on front-end yields, particularly in late November. As the record volume hit the street in mid-December, deals were taken down with only minimal concessions. In the final week of the year, after the new issue pipeline had largely dried up, municipal bonds rallied hard as opportunistic traders marked up bonds and resold them to a market looking to get invested before origination became scarce. From a high of 2.21% in late November, the yield on 10-year municipal bonds dropped 23 basis points to close 2017 at 1.98%, essentially unchanged for the fourth quarter but down 33 basis points for the year as a whole.

For the fiscal year period, the Fund’s longer duration exposure in declining rates benefited performance. In addition, our extension trades in March and September of 2017 were a positive contributor, as was our underweight in Connecticut and insured Puerto Rico issues. The Fund’s underweight in BBB and single-A rated issues hurt performance for the year, due to our higher quality bias. An overweight to shorter than benchmark maturities was also a detractor.

Looking forward, it appears the municipal market has survived tax reform with only minor bumps and bruises. The most important takeaway is that the tax exemption remains in place. To be sure, there will be shifting sands ahead, requiring some adjustments to the way the market is traded. The loss of advance refundings means the end of newly minted prerefunded paper, an outcome that will lessen supply over the next couple of years. The lower marginal rate for corporations will likely reduce demand for municipal bonds from banks and insurance companies. The significant limitation of the state and local tax deduction will push tax-equivalent hurdles higher, making in-state bonds more attractive to resident investors. Potentially this could lead to wealth flight from high-tax jurisdictions, a development that bears watching. In the immediate future, however, the plunge in supply expected over the first half of 2018 should provide a technical tailwind that eclipses other factors. While much will depend on the movement of Treasury yields, municipal bonds look poised to start the new year from a position of strength.

The supply surge provided an opportunity to find value in the fourth quarter. For most of the year, credit spreads had been historically tight and drifting even tighter. As a result, our positioning has been relatively conservative, choosing to upgrade quality rather than reach for modest yield gains. That dynamic shifted when tax reform negotiations triggered a rush to market, particularly in the health care and higher education sectors. We sold ahead of the issuance, mostly in the five-year part of the curve.

As December progressed, deal flow ramped up to approximately three times the year-to-date average. We found high quality hospital names at spreads 15

11

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments (continued)

to 20 basis points wider than where they were a few months prior. We bought aggressively and increased our exposure in the sector to just over 5%. Advance refunding deals were widespread across all sectors allowing us to sift through a vast variety of offerings and reinvest cash where we saw value. We purchased maturities mainly in the ten-year area of the curve and, by year end, brought cash down below 2%, which was our goal all along given the strong technical environment expected in the first quarter of the new year.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2017, and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

12

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class I (formerly Class S) shares on June 30, 2009, to a $10,000 investment made in the Bloomberg Barclays 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Bloomberg Barclays 10-Year Municipal Bond Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG GW&K Municipal Bond Fund2, [3,4,5]
Class N	4.58%	2.27%	4.37%	06/30/09
Class I6	4.90%	2.72%	4.86%	06/30/09
Bloomberg Barclays 10-Year Municipal Bond Index[7]	5.83%	3.13%	5.02%	06/30/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[5]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[6]	Effective June 23, 2017 Class S shares were converted to Class I shares.
[7]	The Bloomberg Barclays 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond index. It is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Bloomberg Barclays 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

13

AMG GW&K Municipal Bond Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

% of
Category	Net Assets
General Obligation	26.4%
Transportation	23.4%
Utilities	17.3%
Public Services	10.9%
Healthcare	8.0%
Education	7.0%
Other	3.4%
Industrial Development	1.2%
Tax	1.1%
Other Assets & Liabilities	1.3%

Rating	% of Market Value
Aaa	37.2
Aa	50.8
A	10.8
Baa	1.2

TOP TEN HOLDINGS

% of
Security Name	Net Assets
State of Maryland, Series B, General Obligation, 5.000%, 08/01/25	2.3
North Carolina State Limited Obligation, Series B, Revenue, 5.000%, 05/01/28	1.7
Iowa Finance Authority, Green Bond, Revenue, 5.000%, 08/01/30	1.7
Arizona Water Infrastructure Finance Authority, Water Quality
Revenue, Series A, Revenue, 5.000%, 10/01/26	1.7
Triborough Bridge & Tunnel Authority, MTA Bridge And Tunnel,
Revenue, 5.000%, 11/15/27	1.6
Commonwealth of Massachusetts Federal Highway Grant
Anticipation Note Revenue, Subordinate Revenue, Series A,
Revenue, 5.000%, 06/15/24	1.5
State of Michigan, Revenue, 5.000%, 03/15/27	1.4
State of Maryland, Department of Transportation, Revenue, 5.000%, 09/01/29	1.4
Texas Transportation Commission Fund, Series A, General
Obligation, 5.000%, 04/01/27	1.3
State of Washington, Water Utility Improvements Revenue,
Series 2013 A, General Obligation, 5.000%, 08/01/25	1.3

Top Ten as a Group	15.9

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

14

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments

December 31, 2017

	Principal Amount	Value
Municipal Bonds - 98.5%
Arizona - 3.5%
Arizona Department of Transportation State Highway Fund Revenue 5.000%, 07/01/28	$5,000,000	$6,153,300
Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A 5.000%, 10/01/26	15,000,000	18,003,600
Salt River Project Agricultural Improvement & Power District, Salt River Project Electrical 5.000%, 01/01/29	6,000,000	7,548,960
Salt River Project Agricultural Improvement & Power District, Series A 5.000%, 12/01/24	5,550,000	6,228,931
Total Arizona		37,934,791
California - 5.0%
California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/27	950,000	1,144,370
California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/30	1,620,000	1,913,884
California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/31	1,000,000	1,174,380
California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/32	1,855,000	2,168,736
California State Tax Exempt General Obligation 5.000%, 03/01/24	5,000,000	5,922,600
California State University, Series A 5.000%, 11/01/29	4,525,000	5,374,524
State of California 5.000%, 09/01/25	10,000,000	12,192,300
State of California 5.000%, 09/01/29	5,010,000	6,128,282
State of California 5.000%, 08/01/29	7,000,000	8,555,050
State of California, Series C 5.000%, 09/01/26	7,700,000	9,394,154
Total California		53,968,280
Colorado - 1.3%
City & County of Denver CO. Airport System Revenue, Series A 5.000%, 11/15/23	6,000,000	7,016,940
Regional Transportation District County COPS, Series A 5.000%, 06/01/24	6,000,000	6,938,700
Total Colorado		13,955,640
Connecticut - 0.6%
State of Connecticut Special Tax Revenue, Transit Infrastructure 5.000%, 08/01/24	5,340,000	6,215,386
District of Columbia - 1.7%
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C 5.000%, 10/01/24	5,475,000	6,260,115
District of Columbia, Series A 5.000%, 06/01/24	5,000,000	5,931,350
District of Columbia, Series A 5.000%, 06/01/30	5,025,000	6,074,170
Total District of Columbia		18,265,635
Florida - 4.8%
Florida State Board of Education, Series D 5.000%, 06/01/24	6,565,000	7,254,653
Florida’s Turnpike Enterprise, Department of Transportation, Series C 5.000%, 07/01/28	7,075,000	8,626,760
Orange County Health Facilities Authority, Series A 5.000%, 10/01/31	4,515,000	5,289,187
State of Florida, Capital Outlay, Series B 5.000%, 06/01/27	9,045,000	10,771,871
State of Florida, Capital Outlay, Series B 5.000%, 06/01/25	5,970,000	6,773,801
State of Florida, Capital Outlay, Series C 5.000%, 06/01/27	5,555,000	6,868,258
State of Florida, Department of Transportation, Fuel Sales Tax Revenue, Series B 5.000%, 07/01/26	5,780,000	6,414,066
Total Florida		51,998,596
Georgia - 3.6%
Atlanta Water & Wastewater Revenue 5.000%, 11/01/25	5,100,000	6,164,982
Georgia State University & College Improvements, Series A 5.000%, 07/01/24	5,000,000	5,708,700
Georgia State University & College Improvements, Series A 5.000%, 07/01/27	5,450,000	6,207,332
Georgia State University & College Improvements, Series A -Tranche 2 5.000%, 02/01/26	5,435,000	6,618,091
State of Georgia, Series C 5.000%, 09/01/23	5,000,000	5,731,450

The accompanying notes are an integral part of these financial statements.

15

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Georgia - 3.6% (continued)
State of Georgia, Series F 5.000%, 01/01/26	$7,015,000	$8,661,841
Total Georgia		39,092,396
Idaho - 0.6%
Idaho Housing & Finance Association 5.000%, 07/15/23	5,770,000	6,672,428
Illinois - 3.9%
Chicago O’Hare International Airport, Series B 5.000%, 01/01/28	10,580,000	12,408,436
Illinois State Finance Authority Revenue, Clean Water Initiative Revenue 5.000%, 07/01/27	11,000,000	13,291,410
Illinois State Finance Authority Revenue, University of Chicago, Series A 5.000%, 10/01/23	5,005,000	5,830,625
Illinois State Toll Highway Authority, Series A 5.000%, 12/01/31	9,260,000	10,862,165
Total Illinois		42,392,636
Indiana - 0.6%
Indiana Finance Authority, Indiana University Health Revenue, Series A 5.000%, 12/01/23	5,115,000	5,966,392
Iowa - 2.2%
Iowa Finance Authority, Green Bond 5.000%, 08/01/30	15,000,000	18,579,750
State of Iowa, Series A 5.000%, 06/01/25	4,000,000	4,838,000
Total Iowa		23,417,750
Kentucky - 0.6%
Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc., Series A 5.000%, 10/01/29	5,020,000	5,948,298
Maryland - 5.8%
State of Maryland, Department of Transportation 5.000%, 05/01/23	8,720,000	10,179,641
State of Maryland, Department of Transportation 5.000%, 09/01/29	11,895,000	14,908,598
State of Maryland, Series B 5.000%, 08/01/25	20,000,000	24,466,800
University System of Maryland, University & College Improvements, Series A 5.000%, 04/01/23	5,475,000	6,359,815
University System of Maryland, University & College Improvements, Series A 5.000%, 04/01/24	5,100,000	6,056,352
Total Maryland		61,971,206
Massachusetts - 7.6%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue, Subordinate Revenue, Series A 5.000%, 06/15/24	13,770,000	16,047,558
Commonwealth of Massachusetts, Series A 5.000%, 07/01/25	7,700,000	9,348,108
Commonwealth of Massachusetts, Series B 5.000%, 07/01/23	5,000,000	5,844,900
Massachusetts Development Finance Agency, Partners Healthcare System 5.000%, 07/01/28	8,000,000	9,774,880
Massachusetts School Building Authority, Series A 5.000%, 08/15/25	5,035,000	5,738,390
Massachusetts State Development Finance Agency, Boston College, Series S 5.000%, 07/01/23	5,700,000	6,650,133
Massachusetts Water Resources Authority, Series C 5.000%, 08/01/24	10,300,000	11,471,110
Massachusetts Water Resources Authority, Series C 5.000%, 08/01/26	4,025,000	4,983,111
Massachusetts Water Resources Authority, Series C 5.000%, 08/01/31	6,000,000	7,254,480
The Massachusetts Clean Water Trust 5.000%, 08/01/25	4,640,000	4,883,275
Total Massachusetts		81,995,945
Michigan - 3.7%
Michigan Finance Authority, Henry Ford Health System 5.000%, 11/15/29	9,950,000	11,700,603
Michigan Finance Authority, Hospital Trinity Health Credit 5.000%, 12/01/34	5,150,000	6,119,642
Michigan State Building Authority Revenue, Series I 5.000%, 04/15/27	5,700,000	6,849,348
State of Michigan 5.000%, 03/15/27	12,640,000	15,501,949
Total Michigan		40,171,542
Minnesota - 1.1%
Minneapolis-St Paul Metropolitan Airports Commission, Series A 5.000%, 01/01/25	5,000,000	6,010,700

The accompanying notes are an integral part of these financial statements.

16

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Minnesota - 1.1% (continued)
Minnesota State General Obligation, Series A 5.000%, 08/01/23	$5,300,000	$6,057,052
Total Minnesota		12,067,752
Missouri - 1.7%
Missouri Highway & Transportation Commission,
Fuel Sales Tax Revenue, Series B 5.000%, 05/01/23	10,330,000	12,030,524
University of Missouri, Series A 5.000%, 11/01/26	5,495,000	6,569,163
Total Missouri		18,599,687
New Jersey - 2.7%
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligation 5.000%, 07/01/29	6,570,000	7,780,391
New Jersey State Turnpike Authority Revenue, Series 2012B 5.000%, 01/01/24	2,790,000	3,194,522
New Jersey State Turnpike Authority Revenue, Series A 5.000%, 01/01/33	10,270,000	12,199,220
New Jersey State Turnpike Authority Revenue, Series A 5.000%, 01/01/24	355,000	403,834
New Jersey State Turnpike Authority Revenue, Series B 5.000%, 01/01/28	4,000,000	4,947,320
Total New Jersey		28,525,287
New York - 16.1%
Metropolitan Transportation Authority, Climate Bond Certified Green Bond 5.000%, 11/15/33	5,000,000	6,101,550
Metropolitan Transportation Authority, Fuel Sales Tax Revenue, Series A 5.000%, 11/15/24	5,000,000	6,004,000
Metropolitan Transportation Authority, Transit Revenue, Series F 5.000%, 11/15/24	4,950,000	5,704,776
Metropolitan Transportation Authority, Transit Revenue, Series F 5.000%, 11/15/27	5,000,000	5,722,150
Metropolitan Transportation Authority, Transit Revenue, Series F 5.000%, 11/15/28	5,000,000	5,962,300
Metropolitan Transportation Authority, Variable, Series A-1, REMK 06/1 1.250%, 11/01/31 [1]	10,500,000	10,500,000
New York City General Obligation, Series C 5.000%, 08/01/24	5,000,000	5,957,500
New York City General Obligation, Series C 5.000%, 08/01/26	5,510,000	6,763,084
New York City General Obligation, Series G 5.000%, 08/01/23	5,000,000	5,831,000
New York City General Obligation, Series I 5.000%, 08/01/24	11,485,000	13,060,397
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series A-2 5.000%, 08/01/34	5,000,000	6,035,050
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series B 5.000%, 02/01/24	5,015,000	5,493,331
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C 5.000%, 11/01/23	5,000,000	5,872,250
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C 5.000%, 11/01/26	5,200,000	6,274,008
New York City Water & Sewer System Revenue, Series FF 5.000%, 06/15/25	7,940,000	8,582,028
New York City Water & Sewer System Revenue, Series FF 5.000%, 06/15/30	5,370,000	6,397,925
New York State Dormitory Authority, Series A 5.000%, 12/15/25	8,645,000	9,984,888
New York State Dormitory Authority, Series A 5.000%, 12/15/27	5,640,000	6,502,582
New York State Dormitory Authority, Series D 5.000%, 02/15/27	5,800,000	7,129,592
New York State Dormitory Authority, Series D 5.000%, 02/15/27	5,395,000	6,079,248
New York State Dormitory Authority, Series E 5.000%, 03/15/32	8,370,000	10,027,930
New York State Urban Development Corp., Personal Income Tax Revenue, Series A 5.000%, 03/15/24	5,000,000	5,915,200
Triborough Bridge & Tunnel Authority, MTA Bridge And Tunnel 5.000%, 11/15/27	13,845,000	17,476,267
Total New York		173,377,056
North Carolina - 4.6%
North Carolina Municipal Power Agency No. 1, Electric, Power and Light Revenue, Series A 5.000%, 01/01/27	5,025,000	6,047,236
North Carolina State Limited Obligation, Series A 5.000%, 06/01/26	10,515,000	13,083,919
North Carolina State Limited Obligation, Series B 5.000%, 05/01/28	15,010,000	18,607,747
North Carolina State Limited Obligation, Series C 5.000%, 05/01/23	5,020,000	5,840,820

The accompanying notes are an integral part of these financial statements.

17

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
North Carolina - 4.6% (continued)
The Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System 5.000%, 01/15/25	$5,000,000	$5,997,700
Total North Carolina		49,577,422
Ohio - 3.5%
Ohio State General Obligation, Cleveland Clinic Health 5.000%, 01/01/28	3,520,000	4,389,229
Ohio State General Obligation, Series A 5.000%, 09/01/26	7,040,000	8,730,656
Ohio State General Obligation, University & College Improvements, Series C 5.000%, 11/01/26	5,000,000	6,025,100
Ohio Water Development Authority, Water Pollution Control Loan Fund 5.000%, 06/01/23	5,035,000	5,870,608
Ohio Water Development Authority, Water Pollution Control Loan Fund, Series 2015A 5.000%, 06/01/25	10,050,000	12,194,067
Total Ohio		37,209,660
Oklahoma - 1.4%
Grand River Dam Authority, Series A 5.000%, 06/01/28	7,820,000	9,575,825
Oklahoma Turnpike Authority, Series A 5.000%, 01/01/26	5,000,000	5,462,850
Total Oklahoma		15,038,675
Pennsylvania - 0.8%
Lancaster County Hospital Authority, University of Pennsylvania Health Revenue 5.000%, 08/15/26	6,730,000	8,202,322
Tennessee - 0.8%
State of Tennessee Fuel Sales Tax Revenue, Series B 5.000%, 09/01/26	7,365,000	8,843,156
Texas - 10.2%
Central Texas Turnpike System Transportation Commission, Series C 5.000%, 08/15/31	11,175,000	12,802,639
City of Austin TX Water & Wastewater System Revenue 5.000%, 11/15/26	5,085,000	6,290,755
City of San Antonio TX Electric & Gas Systems Revenue 5.000%, 02/01/26	9,300,000	11,386,920
Humble Independent School District, Series B 5.000%, 02/15/23	5,610,000	6,474,725
Metropolitan Transit Authority of Harris County, Series A 5.000%, 11/01/24	5,000,000	5,966,800
North Texas Municipal Water District Water System Revenue, Refunding And Improvement 5.000%, 09/01/29	5,035,000	6,083,740
North Texas Tollway Authority Revenue, Special Projects System, 1st Tier, Series A 5.000%, 01/01/25	6,370,000	7,444,492
North Texas Tollway Authority, 2nd Tier, Series B 5.000%, 01/01/31	2,000,000	2,353,940
North Texas Tollway Authority, 2nd Tier, Series B 5.000%, 01/01/32	4,000,000	4,751,400
North Texas Tollway Authority, Series A 5.000%, 01/01/26	7,775,000	9,076,924
State of Texas, Transportation Commission Highway Improvements Revenue 5.000%, 04/01/25	4,950,000	5,603,004
Texas A&M University, Financing System, Series E 5.000%, 05/15/28	8,740,000	10,876,405
Texas Transportation Commission Fund, Series A 5.000%, 04/01/27	12,550,000	14,161,671
The University of Texas System, Series H 5.000%, 08/15/26	5,045,000	6,241,876
Total Texas		109,515,291
Virginia - 1.7%
Virginia College Building Authority, Series B 5.000%, 09/01/23	5,350,000	6,245,430
Virginia Public Building Authority, Series B 5.000%, 08/01/25	9,750,000	11,827,627
Total Virginia		18,073,057
Washington - 7.2%
City of Seattle WA Municipal Light & Power Revenue, Series B 5.000%, 02/01/23	4,620,000	4,929,910
County of King WA Sewer Revenue, Series B 5.000%, 01/01/24	3,085,000	3,377,211
Energy Northwest Electric Revenue, Bonneville Power 5.000%, 07/01/25	10,000,000	12,148,100
State of Washington School Improvements, Series C 5.000%, 02/01/28	5,940,000	7,198,864
State of Washington, Series R-2015C 5.000%, 07/01/28	10,000,000	11,941,900
State of Washington, Water Utility Improvements Revenue, Series 2013 A 5.000%, 08/01/25	11,925,000	13,588,895
University of Washington, University & College Improvements Revenue, Series A 5.000%, 12/01/32	5,760,000	6,949,785

The accompanying notes are an integral part of these financial statements.

18

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Washington - 7.2% (continued)
University of Washington, University & College Improvements Revenue, Series C 5.000%, 07/01/27	$7,270,000	$8,338,981
Washington Health Care Facilities Authority Multicare Health System, Series B 5.000%, 08/15/23	3,940,000	4,578,556
Washington Health Care Facilities Authority Providence Health & Services, Series A 5.000%, 10/01/26	3,435,000	3,926,377
Total Washington		76,978,579
Wisconsin - 1.2%
Wisconsin State Revenue, Department of Transportation, Series 1 5.000%, 07/01/25	2,370,000	2,755,623
Wisconsin State Revenue, Department of Transportation, Series A 5.000%, 07/01/24	5,000,000	5,963,000
Wisconsin State, Series 2 5.000%, 05/01/24	3,570,000	4,037,134
Total Wisconsin		12,755,757
Total Municipal Bonds (Cost $1,052,404,795)		1,058,730,622

	Shares
Short-Term Investments - 0.1%
Other Investment Companies - 0.1%
Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 1.25% [2]	688,075	688,075
Total Short-Term Investments (Cost $688,074)		688,075
Total Investments - 98.6% (Cost $1,053,092,869)		1,059,418,697
Other Assets, less Liabilities - 1.4%		15,493,010
Net Assets - 100.0%		$1,074,911,707

[1]	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
[2]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

COPS     Certificates of Participation

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds†	—	$1,058,730,622	—	$1,058,730,622
Short-Term Investments	$688,075	—	—	688,075

Total Investments in Securities	$688,075	$1,058,730,622	—	$1,059,418,697

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

19

AMG GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2017, the AMG GW&K Municipal Enhanced Yield Fund (Class N) (the Fund) returned 9.51%, modestly outperforming the Bloomberg Barclays Municipal Bond BAA Index, which returned 8.74%.

Municipals posted solid returns in the first quarter amid a backdrop of uncertainty regarding U.S. Federal Reserve (Fed) policy and the so-called reflation trade. Right out of the gates, retail investors favored the perceived haven of shorter municipal bonds, driving down yields at the front end of the curve, even while similar maturities in the Treasury market remained steady. It was a dynamic that played out over the quarter, the municipal bond curve steepening significantly, the Treasury curve modestly flattening. And while sentiment was cautious, that was actually an upgrade over the panic selling that followed November’s election and lasted into year-end. The heavy mutual fund outflows during that stretch reversed in January, removing a major source of selling pressure and helping to stabilize the market.

For the second quarter, Municipals posted impressive returns driven by favorable market technicals and a broad rethink of the Trump trade. Long-term yields had already started to decline in March as political turmoil in Washington cast doubt on the likelihood of large-scale fiscal stimulus emerging any time soon. And with last November’s messy selloff fading further into memory, new cash poured into the tax-exempt market. The increased demand was met by a scarcity of supply, with new issue volume down 18% for the quarter, a product of far fewer refunding transactions. The result was a powerful rally where municipal bonds outperformed even Treasuries, which also posted solid returns for the quarter. And it occurred despite troubling industry headlines, from Puerto Rico’s bankruptcy filing to Connecticut’s triple downgrades to Illinois’ severe budget crisis. In that way, it was technicals, rather than any improvement in credit fundamentals, that made municipals one of the top performers in the fixed income universe.

Municipals performed well in the third quarter despite a late period selloff that turned outsized gains into merely respectable returns. Through the first nine weeks of the quarter, interest rates declined in a steady fashion, establishing year-to-date lows in early September. Besides saber-rattling in North Korea and violence in Spain and Charlottesville, investors were responding to uncertainty surrounding healthcare policy, an unusually active hurricane season and fears that a divided Washington would fail to raise the debt ceiling. In addition, inflation readings continued to undershoot the Fed’s target, casting doubt on the central bank’s forecast of future rate increases.

Municipal bonds posted mixed returns in the fourth quarter amid a significant flattening of the yield curve. Front-end rates pushed sharply higher, driven by further tightening of Fed policy and investor repositioning ahead of major tax reform. Long municipal bonds, meanwhile, rallied on benign inflation data and the expectation of a supply drought in the coming months. As a consequence, the slope of the municipal curve nearly halved over the quarter, from 1.84% to 0.98%, its lowest level since 2007.

At the start of the fourth quarter, there were few signs the market would experience any sort of upheaval before year end. Supply projections were modest, headline risks were dormant and word out of Washington was that the municipal bond exemption would be fully shielded from tax reform. Instead, we had weeks of sloppy trading on record volume after the House of Representatives proposed, in early November, to strip the tax exemption from private activity bonds (PABs) and advance refunding transactions. These two areas collectively account for over a quarter of municipal supply. A week later, the Senate released a more municipal-bond-friendly version, which protected PABs but kept advance refundings on the chopping block. Unsure of how the final bill would read, 501(c)(3) issuers, including hospitals and private universities, flooded the market with PABs in case the window closed. In addition, traditional issuers stuffed the remaining calendar with advance refunding deals. The result was a historic slate of issuance, with December volume breaking a single-month record set just before the Tax Reform Act of 1986 took effect.

On the demand side, buyers were just as anxious to transact while bonds were still available. Even though PABs ultimately survived in the final tax bill, advance refundings did not. Issuance is expected to drop dramatically in the first half of 2018 because so many borrowers rushed to market in the last six weeks of the year. To participate in the surge, many sold shorter bonds to raise cash, putting upward pressure on front-end yields, particularly in late November. As the record volume hit the street in mid-December, deals were taken down with only minimal concessions. In the final week of the year, after the new issue pipeline had largely dried up, municipal bonds rallied hard as opportunistic traders marked up bonds and resold them to a market looking to get invested before origination became scarce. From a high of 2.21% in late November, the yield on 10-year municipal bonds dropped 23 basis points to close 2017 at 1.98%, essentially unchanged for the fourth quarter but down 33 basis points for the year as a whole.

PERFORMANCE

The Fund outperformed its benchmark for the fiscal year ended December 31, 2017. An overweight to longer maturities was a positive as interest rates declined and the yield curve flattened during the year. Credit spreads tightened, which negatively impacted the Fund’s relative performance. The Fund has over 40% of its holdings in credits rated A or higher, which underperformed the BBB rated bonds in the Index.

Looking forward, it appears the municipal market has survived tax reform with only minor bumps and bruises. The most important takeaway is that the tax exemption remains in place. To be sure, there will be shifting sands ahead, requiring some adjustments to the way the market is traded. The loss of advance refundings means the end of newly minted prerefunded paper, an outcome that will lessen supply over the next couple of years. The lower marginal rate for corporations will likely reduce demand for municipal bonds from banks and insurance companies. The significant limitation of the state and local tax deduction will push tax-equivalent hurdles higher, making in-state bonds more attractive to resident investors. Potentially this could lead to wealth flight from high-tax jurisdictions, a development that bears watching. In the immediate future, however, the plunge in supply expected over the first half of 2018 should provide a technical tailwind that eclipses other factors. While much will depend on the movement of Treasury yields, municipal bonds look poised to start the new year from a position of strength.

FUND PORTFOLIO

We remain active on the long end of the yield curve in the Fund with over 80% invested in maturities greater than 20 years. The volume was primarily focused on relative value trading as opposed to curve trades that you would see more in an intermediate bond fund, as the yield curve is relatively flat in the 25–30 year range. We continue to avoid local general obligation bonds (GOs) and focus on the hospital and transportation sectors.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2017, and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

20

AMG GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class I (formerly Class S) shares on December 31, 2007, to a $10,000 investment made in the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Municipal Enhanced Yield Fund2, [3,4,5,6,7]
Class N	9.51%	4.04%	-	7.14%	07/27/09
Class I8	9.79%	4.51%	5.76%	4.95%	12/30/05
Class Z	-	-	-	8.23%	02/24/17
Bloomberg Barclays U.S. Municipal Bond BAA Index[9]	8.74%	3.87%	4.33%	3.99%	12/30/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall. High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.
[4]	The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.
[5]	Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[6]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[7]	The performance shown includes that of the predecessor Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc., which was reorganized into the GW&K Municipal Enhanced Yield Fund, a series of AMG Funds, as of the close of business on November 7, 2008.
[8]	Effective June 23, 2017 Class S shares were converted to Class I shares.
[9]	The Bloomberg Barclays U.S. Municipal Bond BAA Index is a subset of the Boomberg Barclays U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Bloomberg Barclays U.S. Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Bloomberg Barclays U.S. Municipal Bond BAA Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

21

AMG GW&K Municipal Enhanced Yield Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

% of
Category	Net Assets
Healthcare	31.2%
Transportation	31.0%
Utilities	6.8%
General Obligation	6.4%
Education	5.4%
Tax	4.9%
Public Services	3.9%
Other	3.4%
State and Non-State Appropriated Tobacco	2.3%
Industrial Development	2.0%
Other Assets & Liabilities	2.7%

Rating	% of Market Value*
Aa	9.8
A	39.2
Baa	46.0
Ba	5.0

*	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
New York Transportation Development Corp., Laguardia Airport Terminal B, Revenue, 5.000%, 07/01/46	3.7
New Hampshire Health and Education Facilities Authority Act, Partners Healthcare System, Revenue, 5.000%, 07/01/41	3.5
Central Texas Turnpike System, Series C, Revenue, 5.000%, 08/15/42	3.3
Alachua County Health Facilities Authority, Shands Teaching Hospital & Clinics, Series A, Revenue, 5.000%, 12/01/44	3.1
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series B, Revenue, 5.000%, 06/15/52	2.6
Michigan Finance Authority, Henry Ford Health System, Revenue, 5.000%, 11/15/41	2.6
State of California, General Obligation, 5.000%, 11/01/47	2.5
Railsplitter Tobacco Settlement Authority, Revenue, 5.000%, 06/01/26	2.5
North Texas Tollway Authority, Second Tier, Series B, Revenue, 5.000%, 01/01/48	2.5
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, Revenue, 5.000%, 11/15/39	2.4

Top Ten as a Group	28.7

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

22

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments

December 31, 2017

	Principal Amount	Value
Municipal Bonds - 97.3%
California - 8.0%
California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/47	$4,000,000	$4,580,840
California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/42	2,500,000	2,862,625
M-S-R Energy Authority, Natural Gas Revenue, Series C 6.500%, 11/01/39	3,660,000	5,376,320
State of California 5.000%, 11/01/47	5,000,000	6,010,600
Total California		18,830,385
Colorado - 1.8%
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008 6.500%, 11/15/38	2,915,000	4,207,598
Florida - 11.6%
Alachua County Health Facilities Authority,
Shands Teaching Hospital & Clinics, Series A 5.000%, 12/01/44	6,570,000	7,337,770
County of Miami - Dade FL Aviation Revenue 5.000%, 10/01/41	2,000,000	2,349,260
County of Miami - Dade FL Aviation Revenue, Series B 5.000%, 10/01/40	2,000,000	2,352,360
Martin County Health Facilities Authority, Martin Memorial Medical Center 5.500%, 11/15/42	4,430,000	4,899,536
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center 5.000%, 11/15/39	5,220,000	5,713,969
Orange County Health Facilities Authority,
Orlando Health Inc., Series A 5.000%, 10/01/39	4,035,000	4,618,824
Total Florida		27,271,719
Illinois - 14.5%
Chicago O’Hare International Airport, Refunding
General Senior Lien, Series B 5.000%, 01/01/41	2,000,000	2,303,940
Illinois State General Obligation 5.500%, 07/01/38	3,275,000	3,553,801
Illinois State General Obligation, Series D 5.000%, 11/01/26	5,000,000	5,493,350
Illinois State Toll Highway Authority, Series B 5.000%, 01/01/40	1,675,000	1,932,129
Metropolitan Pier and Exposition Authority
Revenue, McCormick Place Expansion Project, Series 2012 A 5.000%, 06/15/42	4,990,000	5,260,109
Metropolitan Pier and Exposition Authority
Revenue, McCormick Place Expansion Project, Series B 5.000%, 06/15/52	5,910,000	6,207,627
Railsplitter Tobacco Settlement Authority 5.000%, 06/01/26	5,000,000	5,815,050
Railsplitter Tobacco Settlement Authority 5.000%, 06/01/27	3,000,000	3,484,170
Total Illinois		34,050,176
Kentucky - 1.2%
Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc. 5.000%, 10/01/33	2,500,000	2,909,675
Louisiana - 2.6%
Louisiana Public Facilities Authority, Ochsner Clinic Foundation 5.000%, 05/15/47	3,385,000	3,793,739
New Orleans Aviation Board, General Airport North Terminal, Series B 5.000%, 01/01/48	2,000,000	2,297,980
Total Louisiana		6,091,719
Massachusetts - 3.4%
Massachusetts Development Finance Agency, UMass Boston Student Housing 5.000%, 10/01/48	5,000,000	5,540,650
Massachusetts Development Finance Agency, UMass Boston Student Housing 5.000%, 10/01/41	2,250,000	2,496,870
Total Massachusetts		8,037,520
Michigan - 4.6%
Michigan Finance Authority, Henry Ford Health System 5.000%, 11/15/41	5,315,000	6,021,948
Michigan Finance Authority, Hospital Trinity Health Credit 5.000%, 12/01/37	4,000,000	4,718,960
Total Michigan		10,740,908
Nebraska - 1.6%
Central Plains Energy Project, Project #3, Series A 5.000%, 09/01/42	3,000,000	3,867,810
New Hampshire - 3.5%
New Hampshire Health and Education Facilities Authority Act, Partners Healthcare System 5.000%, 07/01/41	7,000,000	8,254,190

The accompanying notes are an integral part of these financial statements.

23

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
New Jersey - 9.0%
New Jersey Economic Development Authority, Series DDD 5.000%, 06/15/42	$3,350,000	$3,674,950
New Jersey Economic Development Authority, School Facilities Construction 5.000%, 03/01/25	5,205,000	5,688,701
New Jersey Economic Development Authority, UMM Energy Partners, Series 2012 A 5.125%, 06/15/43	4,450,000	4,666,937
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligation 5.000%, 07/01/43	4,605,000	5,284,514
New Jersey Transportation Trust Fund Authority,
Federal Highway Reimbursement Notes 5.000%, 06/15/27	1,695,000	1,946,351
Total New Jersey		21,261,453
New York - 6.0%
New York State Dormitory Authority, The New School Project, Series A 5.000%, 07/01/46	3,000,000	3,467,370
New York Transportation Development Corp., Laguardia Airport Terminal B 5.000%, 07/01/46	8,000,000	8,798,880
Port Authority of New York and New Jersey Special Project, JFK International Air Terminal LLC Project, Series 2010 6.000%, 12/01/42	1,580,000	1,758,303
Total New York		14,024,553
Rhode Island - 2.3%
Tobacco Settlement Financing Corp., Series A 5.000%, 06/01/35	2,000,000	2,186,100
Tobacco Settlement Financing Corp., Series A 5.000%, 06/01/40	3,045,000	3,283,058
Total Rhode Island		5,469,158
Texas - 15.7%
Central Texas Regional Mobility Authority 5.000%, 01/01/46	3,750,000	4,248,263
Central Texas Regional Mobility Authority 5.000%, 01/01/40	4,550,000	5,175,261
Central Texas Turnpike System, Series C 5.000%, 08/15/42	6,915,000	7,730,348
Grand Parkway Transportation Corp., 1st Tier Toll Revenue, Series A 5.500%, 04/01/53	3,960,000	4,523,548
North Texas Tollway Authority, Second Tier, Series B 5.000%, 01/01/48	5,000,000	5,800,300
Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue, Senior Lien Series 2008 D 6.250%, 12/15/26	2,135,000	2,567,209
Texas Private Activity Bond Surface Transportation Corp., Senior Lien-Blueridge Transport 5.000%, 12/31/40	2,400,000	2,679,288
Texas Private Activity Bond Surface Transportation Corp., Senior Lien-Blueridge Transport 5.000%, 12/31/45	3,790,000	4,216,981
Total Texas		36,941,198
Virginia - 6.3%
Chesapeake Bay Bridge & Tunnel District, First Tier General Resolution Revenue 5.000%, 07/01/46	4,755,000	5,387,225
Chesapeake City Expressway Toll Road Revenue, Series 2012 A 5.000%, 07/15/47	3,010,000	3,279,335
Virginia Small Business Financing Authority, Transform 66 P3 Project 5.000%, 12/31/49	2,500,000	2,826,500
Virginia Small Business Financing Authority, Transform 66 P3 Project 5.000%, 12/31/52	3,000,000	3,365,910
Total Virginia		14,858,970
West Virginia - 2.4%
West Virginia Hospital Finance Authority, WV United Health System Obligation 5.500%, 06/01/44	5,000,000	5,672,050
Wisconsin - 2.8%
Wisconsin Health & Educational Facilities Authority, Ascension Health Credit Group 5.000%, 11/15/39	1,305,000	1,519,895
Wisconsin Health & Educational Facilities Authority, ProHealth Care Obligation Group 5.000%, 08/15/39	4,635,000	5,197,179
Total Wisconsin		6,717,074
Total Municipal Bonds (Cost $221,249,401)		229,206,156

	Shares
Short-Term Investments - 1.3%
Other Investment Companies - 1.3%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18% [1]	3,096,849	3,096,849
Total Short-Term Investments (Cost $3,096,849)		3,096,849
Total Investments - 98.6% (Cost $224,346,250)		232,303,005
Other Assets, less Liabilities - 1.4%		$3,270,854
Net Assets - 100.0%		$235,573,859

The accompanying notes are an integral part of these financial statements.

24

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

[1]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds†	—	$229,206,156	—	$229,206,156
Short-Term Investments	$3,096,849	—	—	3,096,849

Total Investments in Securities	$3,096,849	$229,206,156	—	$232,303,005

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

25

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2017, the AMG GW&K Small Cap Core Fund (Class N) (the Fund) returned 20.32%, outperforming the Russell 2000® Index, which returned 14.65%.

When pop star and self-proclaimed future presidential candidate Kanye West gifts shares of stock to his beloved wife for Christmas, you know that equities are most certainly in vogue. Sure enough, the headline from the Wall Street Journal’s year-end review stated: “U.S. Stocks Wrap Up Strong 2017.” Strong is certainly one adjective to describe the equity markets but it doesn’t fully capture the environment. One would have to mention descriptors like resilient, consistent or unidirectional to reflect the fact that the S&P 500® Index rose every month of 2017, a feat that has never before happened. One would have to mention how quiet the markets were, scraping record low volatility measures for a good portion of the year. And one would have to mention how a few narrow groups, like FANG (Facebook, Apple, Netflix & Google) stocks in large caps, or biotech and software in small caps, delivered particularly strong performance. These were all important characteristics of the U.S. equity market in 2017, but they don’t speak to the overall health of the market and the likelihood that 2018 and beyond will or won’t offer attractive returns. The answer to this question comes from the fundamental backdrop for the economy, corporate profits, inflation, interest rates and investor psychology. Is there enough good news in these areas that investors will continue to buy equities? Or will Kim Kardashian and other equity investors consider their 2017 gifts to more closely resemble lumps of coal than thoughtfully wrapped packages? After reviewing performance for the quarter and year, we will attempt to explain why we think the risk reward is still favorable for small cap equities as we look out over the next three to five years.

The Russell 2000® Index finished up 3.3% for the fourth quarter, marking its seventh consecutive positive quarterly return. For the full year the Index was up 14.7%. The last meaningful drawdown the Index experienced was in the third quarter of 2015, nearly two and a half years ago. On a style basis, Growth beat Value during the quarter (4.6% vs. 2.1%) and trounced it over the full year (22.2% vs. 7.8%) as measured by the Russell 2000® Growth and Russell 2000® Value Indices, respectively.

Results were mixed between high and low quality factors for both the quarter and year. For the quarter, larger small caps outperformed microcaps and high return on equity (ROE) stocks outperformed those with low ROE. However, negative equity stocks outperformed, as did those in the highest debt and earnings variability quintiles. For the year, results were even a bit skewed toward low quality stocks, although with many mixed signals from the data. The most visible themes for the year emerged from the outperformance of non-earners, negative ROE, and high beta low quality groups.

On a sector basis, growth styles and cyclical acceleration generally led the Index while more stable and yield-oriented sectors lagged the market. This was particularly true earlier in the year and waned a bit during the fourth quarter. For the year, health care was the best performing sector, driven by the aforementioned strength in biotech. Industrials, information technology and materials also performed well. Energy was the only negative sector, but laggards included consumer staples, telecommunication services, real estate and financials.

For the quarter, consumer discretionary and consumer staples led the way, followed by a rebounding energy sector and industrials. Telecommunications services, real estate, information technology and utilities were the worst performers for the period. The most interesting change in the quarter, relative to the full year, was the flip of energy to the top and information technology to the bottom, as investors had exhausted themselves from either loving or hating each earlier in the year.

The Fund had strong outperformance relative to the benchmark during the year. By any account, this was a very strong year on both a relative and absolute level. It goes without saying that many things in the stock selection column went well for us and it would be a far shorter list to describe where we faltered. Four sectors delivered over 100 basis points of outperformance, including information technology which generated 280 basis points. The selection was so good in this sector that only two of our 13 full year holdings did not outperform the benchmark and only one had a negative return. Five holdings were up close to 50% or greater, one of which more than doubled during the year. Industrials, consumer discretionary and financials all contributed meaningfully, and again, broadly good stock selection was the driver. Energy and consumer staples also added 100 basis points between them, which was impressive given that combined they accounted for less than 5% of the Fund. On the negative side, our cash position was a drag of about 30 basis points, as was modest underperformance in the materials sector. The only significant issue during the year came from health care, which was a detractor to the tune of 140 basis points. The strong performance of and our lack of exposure to biotech (-170 basis points) caused all the damage.

Regardless of whether you are Kim Kardashian or any other normal equity investor, you have read all the headlines about record highs in the various indices, extended valuations and elongated market upcycles. A rational investor would ask whether the future holds potential for more risk than reward, as over the last five years small caps have compounded at a 14% annual rate and the S&P 500® Index was up over 15.5% annualized. However, we would point out the strength of the current macroeconomic cycle, which is visible in the employment data, industrial production, consumer spending and the various Institute for Supply Management (ISM) survey data. In addition, we are about to pile on tax cuts and further business optimism resulting from lower taxes and deregulation. Two factors are likely to sustain the cycle even further: 1) that the cycle thus far has been a very slow and much doubted climb off the 2009 bottom, and 2) many facets of the economy have yet to be touched by the recovery. In fact, if wage growth and tax cuts occur simultaneously, we could see it self-reinforce in 2018 and into 2019. We believe the most prudent expectation is for corporate earnings growth in the mid-teens and equity returns in the high single digits for 2018. Which, of course, means this will decidedly NOT be the outcome. Risks remain both to the upside and downside. In our opinion, the greatest risk to the downside comes from complacency and the firmly held consensus view that the economy is accelerating and inflation and interest rates will remain in check. The rate increases the Fed has executed and plans to execute could have an unforeseen impact on the capital markets. Yet upside risks are perhaps more likely, as an accelerating economy combines with tax cuts and improving growth prospects outside the U.S. If Kayne wants to give us some gift wrapped stock certificates at Christmas next year, we will be very grateful and be sure to send a thank you note.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2017 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

26

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class N shares on December 31, 2007, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Core Fund and the Russell 2000® Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Small Cap Core Fund2, 3, 4
Class N	20.32%	14.63%	9.49%	8.60%	12/10/96
Class I5	20.79%	15.12%	—	16.03%	07/27/09
Class Z	—	—	—	14.87%	02/24/17
Russell 2000® Index[6]	14.65%	14.12%	8.71%	8.54%	12/10/96	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund inception dates and returns for all periods beginning prior to November 7, 2008 reflects performance of the predecessor Fund, The BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc.
[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[5]	Effective June 23, 2017 Class S shares were converted to Class I shares.
[6]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

27

AMG GW&K Small Cap Core Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Information Technology	17.5
Health Care	16.8
Industrials	16.5
Financials	15.9
Consumer Discretionary	13.4
Real Estate	6.3
Materials	4.7
Energy	3.0
Utilities	2.6
Consumer Staples	2.1
Short-Term Investments*	5.8
Other Assets Less Liabilities**	(4.6)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Grand Canyon Education, Inc.	3.0
ICU Medical, Inc.	2.7
LogMeIn, Inc.	2.5
West Pharmaceutical Services, Inc.	2.2
Lithia Motors, Inc., Class A	2.0
Globus Medical, Inc., Class A	2.0
Matador Resources Co.	1.9
EPAM Systems, Inc.	1.9
Texas Roadhouse, Inc.	1.9
Cathay General Bancorp	1.9

Top Ten as a Group	22.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

28

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments

December 31, 2017

	Shares	Value
Common Stocks - 98.8%
Consumer Discretionary - 13.4%
Five Below, Inc.*	139,773	$9,269,745
Grand Canyon Education, Inc.*	181,727	16,270,018
Helen of Troy, Ltd.*	39,739	3,828,853
Hibbett Sports, Inc.*,1	93,866	1,914,867
Installed Building Products, Inc.*	65,573	4,980,269
Lithia Motors, Inc., Class A	93,142	10,580,000
Oxford Industries, Inc.	68,143	5,123,672
Texas Roadhouse, Inc.	193,351	10,185,731
Tupperware Brands Corp.	70,316	4,408,813
Wolverine World Wide, Inc.	166,936	5,321,920
Total Consumer Discretionary		71,883,888
Consumer Staples - 2.1%
Performance Food Group Co.*	232,602	7,699,126
WD- 40 Co.[1]	28,832	3,402,176
Total Consumer Staples		11,101,302
Energy - 3.0%
Dril- Quip, Inc.*	56,069	2,674,491
Forum Energy Technologies, Inc.*	194,466	3,023,947
Matador Resources Co.*,1	328,770	10,234,610
Total Energy		15,933,048
Financials - 15.9%
Ameris Bancorp	166,579	8,029,108
AMERISAFE, Inc.	93,792	5,777,587
Cathay General Bancorp	240,434	10,139,102
Cohen & Steers, Inc.	132,333	6,258,028
Glacier Bancorp, Inc.	206,487	8,133,523
IBERIABANK Corp.	66,828	5,179,170
Meridian Bancorp, Inc.	134,290	2,766,374
PRA Group, Inc.*,1	106,698	3,542,374
ProAssurance Corp.	102,400	5,852,160
Stifel Financial Corp.	129,366	7,705,039
Texas Capital Bancshares, Inc.*	102,246	9,089,669
United Bankshares, Inc.	151,835	5,276,266
Webster Financial Corp.	135,028	7,583,172
Total Financials		85,331,572
Health Care - 16.8%
Cambrex Corp.*	61,810	2,966,880
Cantel Medical Corp.	75,804	7,797,958
Catalent, Inc.*	201,727	8,286,945
Cotiviti Holdings, Inc.*,1	167,261	5,387,477
Diplomat Pharmacy, Inc.*	243,137	4,879,760

	Shares	Value
Globus Medical, Inc., Class A*	256,458	$10,540,424
ICU Medical, Inc.*	68,217	14,734,872
Impax Laboratories, Inc.*	270,214	4,499,063
INC Research Holdings, Inc., Class A*	149,894	6,535,378
Medidata Solutions, Inc.*	110,503	7,002,575
West Pharmaceutical Services, Inc.	118,312	11,673,845
Wright Medical Group, N.V. (Netherlands)*,1	269,921	5,992,246
Total Health Care		90,297,423
Industrials - 16.5%
Alamo Group, Inc.	45,585	5,145,179
Healthcare Services Group, Inc.	160,272	8,449,540
Heartland Express, Inc.	279,842	6,531,512
HEICO Corp.[1]	33,953	3,203,466
HEICO Corp., Class A	75,998	6,007,642
ICF International, Inc.*	72,481	3,805,252
John Bean Technologies Corp.	50,969	5,647,365
Mobile Mini, Inc.	113,982	3,932,379
Patrick Industries, Inc.*	93,762	6,511,771
Primoris Services Corp.	212,416	5,775,591
RBC Bearings, Inc.*	59,389	7,506,770
Ritchie Bros. Auctioneers, Inc. (Canada)[1]	208,440	6,238,609
Sun Hydraulics Corp.	118,986	7,697,204
Universal Forest Products, Inc.	183,873	6,917,302
US Ecology, Inc.	102,966	5,251,266
Total Industrials		88,620,848
Information Technology - 17.5%
Blackbaud, Inc.	90,727	8,572,794
Callidus Software, Inc.*	206,640	5,920,236
EPAM Systems, Inc.*	95,029	10,208,965
ExlService Holdings, Inc.*	105,046	6,339,526
HubSpot, Inc.*,1	113,708	10,051,787
LogMeIn, Inc.	117,350	13,436,575
MACOM Technology Solutions Holdings, Inc.*	155,991	5,075,947
Power Integrations, Inc.	88,881	6,537,198
Proofpoint, Inc.*	58,001	5,151,069
Rogers Corp.*	31,643	5,123,635
Silicon Laboratories, Inc.*	87,100	7,690,930
Tyler Technologies, Inc.*	55,617	9,846,990
Total Information Technology		93,955,652
Materials - 4.7%
Balchem Corp.	67,503	5,440,742
Compass Minerals International, Inc.[1]	56,089	4,052,430
KapStone Paper and Packaging Corp.	176,474	4,004,195

The accompanying notes are an integral part of these financial statements.

29

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 4.7% (continued)
PolyOne Corp.	171,235	$7,448,722
Silgan Holdings, Inc.	151,681	4,457,905
Total Materials		25,403,994
Real Estate - 6.3%
Education Realty Trust, Inc., REIT	202,138	7,058,658
National Health Investors, Inc., REIT	75,700	5,706,266
Pebblebrook Hotel Trust, REIT [1]	174,830	6,498,431
QTS Realty Trust, Inc., Class A, REIT	132,742	7,189,307
STAG Industrial, Inc., REIT	260,098	7,108,478
Total Real Estate		33,561,140
Utilities - 2.6%
IDACORP, Inc.	70,257	6,418,680
NorthWestern Corp.	128,516	7,672,405
Total Utilities		14,091,085
Total Common Stocks (Cost $396,085,147)		530,179,952

	Principal Amount
Short - Term Investments - 5.8%
Joint Repurchase Agreements - 4.9%[2]
Cantor Fitzgerald Securities, Inc., dated 12/29/17, due 01/02/18, 1.410% total to be received $6,279,631 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.500%, 01/31/18 - 06/20/63, totaling $6,404,220)	$6,278,647	6,278,647
Daiwa Capital Markets America, dated 12/29/17, due 01/02/18, 1.430% total to be received $6,279,645 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 01/11/18 - 12/01/51, totaling $6,404,220)	6,278,647	6,278,647

*	Non - income producing security.
[1]	Some or all of these securities, amounting to $25,730,349 or 4.8% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

	Principal Amount	Value
HSBC Securities USA, Inc., dated 12/29/17, due 01/02/18, 1.380% total to be received $6,279,610 (collateralized by various U.S. Government Agency Obligations, 0.000% - 0.375%, 05/15/18 - 08/15/46, totaling $6,404,273)	$6,278,647	$6,278,647
Jefferies LLC, dated 12/29/17, due 01/02/18, 1.500% total to be received $1,320,919 (collateralized by various U.S. Government Agency Obligations, 0.000% - 1.750%, 09/13/18 - 04/30/22, totaling $1,347,113)	1,320,699	1,320,699
State of Wisconsin Investment Board, dated 12/29/17, due 01/02/18, 1.630% total to be received $6,279,784 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 01/15/19 - 02/15/46, totaling $6,453,002)	6,278,647	6,278,647
Total Joint Repurchase Agreements		26,435,287

	Shares
Other Investment Companies - 0.9%
Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 1.25%[3]	4,595,414	4,595,414
Total Short - Term Investments (Cost $31,030,701)		31,030,701
Total Investments - 104.6% (Cost $427,115,848)		561,210,653
Other Assets, less Liabilities - (4.6)%		(24,865,711)
Net Assets - 100.0%		$536,344,942

[3]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT    Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

30

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$530,179,952	—	—	$530,179,952
Short-Term Investments
Joint Repurchase Agreements	—	$26,435,287	—	26,435,287
Other Investment Companies	4,595,414	—	—	4,595,414

Total Investments in Securities	$534,775,366	$26,435,287	—	$561,210,653

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

31

AMG GW&K Small/Mid Cap Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2017, the AMG GW&K Small/Mid Cap Fund (Class I) (the Fund) returned 15.44%, underperforming the Russell 2500® Index, which returned 16.81%. The Fund’s former benchmark, the Russell 2000® Growth Index, returned

22.17% over the same period.

Effective February 27, 2017, the Fund’s Principal Investment Strategies changed from a small cap growth investment approach to one that primarily invests in common stock and preferred stock of U.S. small- and mid-capitalization companies with either growth or value-oriented characteristics. The Fund’s name changed from AMG GW&K Small Cap Growth Fund to AMG GW&K Small/Mid Cap Fund and the Fund’s primary benchmark changed from the Russell 2000 Index to the Russell 2500 Index.

When pop star and self-proclaimed future presidential candidate Kanye West gifts shares of stock to his beloved wife for Christmas, you know that equities are most certainly in vogue. Sure enough, the headline from the Wall Street Journal’s year-end review stated: “U.S. Stocks Wrap Up Strong 2017.” Strong is certainly one adjective to describe the equity markets but it doesn’t fully capture the environment. One would have to mention descriptors like resilient, consistent or unidirectional to reflect the fact that the S&P 500® Index rose every month of 2017, a feat that has never before happened. One would have to mention how quiet the markets were, scraping record low volatility measures for a good portion of the year. And one would have to mention how a few narrow groups, like FANG (Facebook, Apple, Netflix & Google) stocks in large caps, or biotech and software in small caps, delivered particularly strong performance. These were all important characteristics of the U.S. equity market in 2017, but they don’t speak to the overall health of the market and the likelihood that 2018 and beyond will or won’t offer attractive returns. The answer to this question comes from the fundamental backdrop for the economy, corporate profits, inflation, interest rates and investor psychology. Is there enough good news in these areas that investors will continue to buy equities? Or will Kim Kardashian and other equity investors consider their 2017 gifts to more closely resemble lumps of coal than thoughtfully wrapped packages? After reviewing performance for the quarter and year, we will attempt to explain why we think the risk reward is still favorable for small/mid cap equities as we look out over the next three to five years.

The Russell 2500® Index finished up 5.2% for the fourth quarter, marking its ninth consecutive positive quarterly return. For the full year the Index was up 16.8%. The last meaningful drawdown the Index experienced was in the third quarter of 2015, nearly two and a half years ago. On a style basis, Growth beat Value during the quarter (6.4% vs. 4.3%) and trounced it over the full year (24.5% vs. 10.4%) as measured by the Russell 2500® Growth and Value Indices , respectively.

Results were mixed between high and low quality factors for both the quarter and year. For the quarter, larger small caps outperformed microcaps and high return on equity (ROE) stocks outperformed those with low ROE. However, stocks with higher earnings variability outperformed as well. For the year, results were quite similar to the fourth quarter. So while perhaps the market showed a bias to higher quality stocks, the results had a modest impact on performance and were more varied than usual.

On a sector basis, growth styles and cyclical acceleration generally led the Index while more stable and yield-oriented sectors lagged the market. This was particularly true earlier in the year and waned a bit during the fourth quarter. For the year, health care was the best performing sector, driven by the aforementioned strength in biotech. Information technology, materials and industrials also performed well. Energy was the only negative sector, but laggards included, telecommunication services, consumer staples, real estate and financials.

2017 was a very strong year on an absolute basis but the Fund modestly trailed the benchmark on a relative level. On the positive side of the ledger, information technology and financials were our stock selection leaders. Three portfolio holdings in technology were up over 40% and we outperformed broadly in four of the five industry groups. Our outperformance in financials was driven by stock selection in the bank industry, as SVB Financial, Western Alliance Bancorp, Glacier Bancorp and Texas Capital Bancshares all returned a double-digit percentage compared to less than 4% for the Index group. Also in health care, we overcame a headwind from an underweight to the biotechnology industry with strong performers in the healthcare equipment industry, where one stock more than doubled and three others were up over 20%. Our relative performance was held back in materials, consumer staples and industrials. In materials, we were flat footed in the chemicals industry, where the Index added over 29% but we languished as our largest holding, RPM International, was essentially flat. RPM’s results were disappointing this year, but we believe the company is now back on track for steady growth.

Compass Minerals, which was sold during the year, declined over 11% during our holding period, as results in both their salt and plant nutrition businesses lagged expectations. . TreeHouse Foods impacted the full year results and drove our underperformance in the consumer staples sector as the company missed on earnings, guided lower and lost a key executive. We subsequently sold the stock, as our thesis of an immediate recovery proved to be too optimistic and we lacked conviction that management has the ability to execute the turnaround plan. In industrials, we saw WageWorks, Ritchie Brothers and Westinghouse Air Brake each lag a strong group and offset good stock selection elsewhere in the sector. Westinghouse Air Brake and Ritchie Brothers were each digesting large acquisitions this past year, which we think led to a temporary setback in earnings growth. We continue to own these stocks in the Fund.

Regardless of whether you are Kim Kardashian or any other normal equity investor, you have read all the headlines about record highs in the various indices, extended valuations and elongated market upcycles. A rational investor would ask whether the future holds potential for more risk than reward, as over the last five years small/mid caps have compounded at a 14.3% annual rate and the S&P 500 Index was up over 15.7% annualized. However, we would point out the strength of the current macroeconomic cycle, which is visible in the employment data, industrial production, consumer spending and the various Institute for Supply Management (ISM) survey data. In addition, we are about to pile on tax cuts and further business optimism resulting from lower taxes and deregulation. Two factors are likely to sustain the cycle even further: 1) the cycle thus far has been a very slow and much doubted climb off the 2009 bottom, and 2) many facets of the economy have yet to be touched by the recovery. In fact, if wage growth and tax cuts occur simultaneously, we could see it self-reinforce in 2018 and into 2019. We believe the most prudent expectation is for corporate earnings growth in the mid-teens and equity returns in the high single digits for 2018—which, of course, means this will decidedly NOT be the outcome. Risks remain both to the upside and downside. In our opinion, the greatest risk to the downside comes from complacency and the firmly held consensus view that the economy is accelerating and inflation and interest rates will remain in check. The rate increases the Fed has executed and plans to execute could have an unforeseen impact on the capital

32

AMG GW&K Small/Mid Cap Fund

Portfolio Manager’s Comments (continued)

markets. Yet upside risks are perhaps more likely as an accelerating economy combines with tax cuts and improving growth prospects outside the U.S. If Kayne wants to give us some gift wrapped stock certificates at Christmas next year, we will be very grateful and be sure to send a thank you note.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2017 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

33

AMG GW&K Small/Mid Cap Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small/Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class I shares on December 31, 2007, to a $10,000 investment made in the Russell 2500® Index and the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small/Mid Cap Fund and the Russell 2500® Index and Russell 2000® Growth Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG GW&K Small/Mid Cap Fund2, [3,4,5,6,7]
Class N	—	9.17%	02/24/17
Class I	15.44%	5.07%	06/30/15
Class Z	—	9.34%	02/24/17
Russell 2500® Index[8]	16.81%	10.10%	06/30/15	†
Russell 2000® Growth Index[9]	22.17%	8.74%	06/30/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[4]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[5]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[7]	Effective February 27, 2017, The Fund’s Principal Investment Strategies changed from a small cap growth investment strategy to one that primarily invests in common stock and preferred stock of U.S. small- and Mid- capitalization companies with either growth- or value- oriented characteristics.
[8]	The Russell 2500™ Index is composed of the 2500 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small/mid cap stock performance.
[9]	The Russell 2000® Growth Index measures the performance of the Russell 2,000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

34

AMG GW&K Small/Mid Cap Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Information Technology	18.3
Industrials	15.7
Financials	15.3
Consumer Discretionary	11.9
Health Care	11.2
Real Estate	8.3
Materials	4.8
Energy	3.2
Utilities	2.0
Consumer Staples	1.3
Short-Term Investments*	11.5
Other Assets Less Liabilities**	(3.5)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
MarketAxess Holdings, Inc.	2.5
SVB Financial Group	2.3
RPM International, Inc.	2.1
Gartner, Inc.	2.0
Zebra Technologies Corp., Class A	1.8
West Pharmaceutical Services, Inc.	1.8
CoStar Group, Inc.	1.8
Tyler Technologies, Inc.	1.6
Cognex Corp.	1.6
Exponent, Inc.	1.6

Top Ten as a Group	19.1

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

35

AMG GW&K Small/Mid Cap Fund

Schedule of Portfolio Investments

December 31, 2017

	Shares	Value
Common Stocks - 92.0%
Consumer Discretionary - 11.9%
BJ’s Restaurants, Inc.	6,240	$227,136
Burlington Stores, Inc.*	4,062	499,748
Carter’s, Inc.	2,918	342,836
Cavco Industries, Inc.*	2,403	366,698
Dorman Products, Inc.*	5,524	337,737
Five Below, Inc.*	5,175	343,206
Horizon Global Corp.*,1	10,023	140,522
Lithia Motors, Inc., Class A1	3,003	341,111
The Michaels Cos, Inc.*	11,820	285,926
Polaris Industries, Inc.[1]	3,063	379,781
Pool Corp.	1,920	248,928
Tupperware Brands Corp.	3,088	193,618
Total Consumer Discretionary		3,707,247
Consumer Staples - 1.3%
PriceSmart, Inc.	4,823	415,260
Energy - 3.2%
Callon Petroleum Co.*,1	28,440	345,546
Dril-Quip, Inc.*,1	2,400	114,480
Matador Resources Co.*	10,242	318,834
QEP Resources, Inc.*	12,325	117,950
Superior Energy Services, Inc.*	10,715	103,185
Total Energy		999,995
Financials - 15.3%
Artisan Partners Asset Management, Inc., Class A	5,190	205,005
BankUnited, Inc.	8,005	325,964
Glacier Bancorp, Inc.	7,553	297,513
James River Group Holdings, Ltd. (Bermuda)	8,005	320,280
MarketAxess Holdings, Inc.	3,835	773,711
Pinnacle Financial Partners, Inc.	4,286	284,162
ProAssurance Corp.	6,175	352,901
Signature Bank*	3,382	464,213
SVB Financial Group*	3,126	730,765
Texas Capital Bancshares, Inc.*	3,769	335,064
Webster Financial Corp.	6,415	360,266
Western Alliance Bancorp*	5,624	318,431
Total Financials		4,768,275
Health Care - 11.2%
Acadia Healthcare Co., Inc.*,1	6,595	215,195
Align Technology, Inc.*	1,126	250,186
Alkermes PLC (Ireland)*	5,425	296,910
Catalent, Inc.*	10,555	433,599

	Shares	Value
ICU Medical, Inc.*	2,166	$467,856
IDEXX Laboratories, Inc.*	1,754	274,291
Impax Laboratories, Inc.*	9,901	164,852
K2M Group Holdings, Inc.*,1	8,660	155,880
Premier, Inc., Class A*	8,085	236,001
STERIS PLC (United Kingdom)	5,240	458,343
West Pharmaceutical Services, Inc.	5,638	556,301
Total Health Care		3,509,414
Industrials - 15.7%
Exponent, Inc.	7,108	505,379
Gardner Denver Holdings, Inc.*	14,354	487,031
Graco, Inc.	7,417	335,397
Lincoln Electric Holdings, Inc.	3,769	345,165
The Middleby Corp.*,1	2,278	307,416
Nordson Corp.	2,892	423,389
RBC Bearings, Inc.*	3,915	494,856
Ritchie Bros. Auctioneers, Inc. (Canada)[1]	10,720	320,850
Schneider National, Inc., Class B1	12,727	363,483
The Toro Co.	7,361	480,158
Wabtec Corp. [1]	5,291	430,846
WageWorks, Inc.*	6,601	409,262
Total Industrials		4,903,232
Information Technology - 18.3%
ANSYS, Inc.*	2,318	342,114
Blackbaud, Inc.	3,849	363,692
Booz Allen Hamilton Holding Corp.	11,385	434,110
Cognex Corp.	8,316	508,607
CoStar Group, Inc.*	1,831	543,715
Gartner, Inc.*	5,165	636,070
LogMeIn, Inc.	3,818	437,161
Power Integrations, Inc.	3,608	265,368
Silicon Laboratories, Inc.*	3,658	323,001
SS&C Technologies Holdings, Inc.	10,640	430,707
Tyler Technologies, Inc.*	2,877	509,373
The Ultimate Software Group, Inc.*	1,658	361,825
Zebra Technologies Corp., Class A*	5,437	564,361
Total Information Technology		5,720,104
Materials - 4.8%
AptarGroup, Inc.	2,505	216,131
Eagle Materials, Inc.	2,893	327,777
Quaker Chemical Corp.	2,071	312,286

The accompanying notes are an integral part of these financial statements.

36

AMG GW&K Small/Mid Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 4.8% (continued)
RPM International, Inc.	12,275	$643,456
Total Materials		1,499,650
Real Estate - 8.3%
American Campus Communities, Inc., REIT [1]	11,920	489,078
CoreSite Realty Corp., REIT	3,114	354,685
Easterly Government Properties, Inc., REIT	15,435	329,383
Mid-America Apartment Communities, Inc., REIT	2,846	286,194
Physicians Realty Trust, REIT	20,260	364,477
Summit Hotel Properties, Inc., REIT	24,450	372,373
Sun Communities, Inc., REIT	4,369	405,356
Total Real Estate		2,601,546
Utilities - 2.0%
OGE Energy Corp.	8,720	286,975
Portland General Electric Co.	7,495	341,622
Total Utilities		628,597
Total Common Stocks (Cost $26,963,011)		28,753,320

	Principal Amount
Short-Term Investments - 11.5%
Joint Repurchase Agreements - 5.5%[2]
Cantor Fitzgerald Securities, Inc., dated 12/29/17, due 01/02/18, 1.410% total to be received $1,000,157 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.500%, 01/31/18 - 06/20/63, totaling $1,020,000)	$1,000,000	1,000,000

	Principal Amount	Value
Daiwa Capital Markets America, dated 12/29/17, due 01/02/18, 1.430% total to be received $726,963 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 01/11/18 - 12/01/51, totaling $741,385)	$726,848	$726,848
Total Joint Repurchase Agreements		1,726,848

	Shares
Other Investment Companies - 6.0%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18%[3]	1,882,670	1,882,670
Total Short-Term Investments (Cost $3,609,518)		3,609,518
Total Investments - 103.5% (Cost $30,572,529)		32,362,838
Other Assets, less Liabilities - (3.5)%		(1,106,665)
Net Assets - 100.0%		$31,256,173

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $1,681,424 or 5.4% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT    Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

37

AMG GW&K Small/Mid Cap Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$28,753,320	—	—	$28,753,320
Short-Term Investments
Joint Repurchase Agreements	—	$1,726,848	—	1,726,848
Other Investment Companies	1,882,670	—	—	1,882,670

Total Investments in Securities	$30,635,990	$1,726,848	—	$32,362,838

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

38

Statement of Assets and Liabilities

December 31, 2017

	AMG GW&K Enhanced Core Bond Fund#	AMG GW&K Municipal Bond Fund#	AMG GW&K Municipal Enhanced Yield Fund#	AMG GW&K Small Cap Core Fund#	AMG GW&K Small/Mid Cap Fund#
Assets:
Investments at Value* (including securities on loan valued at $739,043, $0, $0, $25,730,349, and $1,681,424, respectively)	$49,089,402	$1,059,418,697	$232,303,005	$561,210,653	$32,362,838
Receivable for investments sold	—	—	1,395,030	—	—
Dividend, interest and other receivables	453,787	12,694,603	2,453,310	987,791	43,892
Receivable for Fund shares sold	200,771	5,933,718	670,904	1,613,564	1,328,852
Receivable from affiliate	10,266	81,072	18,669	5,147	8,552
Prepaid expenses	27,232	24,034	24,153	29,307	16,171
Total assets	49,781,458	1,078,152,124	236,865,071	563,846,462	33,760,305
Liabilities:
Payable upon return of securities loaned	759,122	—	—	26,435,287	1,726,848
Payable for investments purchased	—	40,386	899,978	—	641,317
Payable for Fund shares repurchased	179,047	2,645,843	174,585	534,804	75,000
Accrued expenses:
Investment advisory and management fees	12,304	188,330	89,722	321,887	15,213
Administrative fees	6,152	135,674	29,907	68,976	3,511
Distribution fees	7,294	6,170	1,907	5,291	2
Shareholder service fees	953	47,754	20,112	39,071	1,972
Professional fees	48,927	62,326	42,415	40,303	31,018
Trustee fees and expenses	519	11,186	2,473	5,694	267
Other	43,464	102,748	30,113	50,207	8,984
Total liabilities	1,057,782	3,240,417	1,291,212	27,501,520	2,504,132
Net Assets	$48,723,676	$1,074,911,707	$235,573,859	$536,344,942	$31,256,173
* Investments at cost	$48,855,680	$1,053,092,869	$224,346,250	$427,115,848	$30,572,529

The accompanying notes are an integral part of these financial statements.

39

Statement of Assets and Liabilities (continued)

	AMG GW&K Enhanced Core Bond Fund#	AMG GW&K Municipal Bond Fund#	AMG GW&K Municipal Enhanced Yield Fund#	AMG GW&K Small Cap Core Fund#	AMG GW&K Small/Mid Cap Fund#
Net Assets Represent:
Paid-in capital	$52,818,368	$1,068,275,232	$228,137,519	$391,250,428	$29,495,290
Accumulated net realized gain (loss) from investments	(4,328,414)	310,647	(520,415)	10,999,709	(29,426)
Net unrealized appreciation on investments	233,722	6,325,828	7,956,755	134,094,805	1,790,309
Net Assets	$48,723,676	$1,074,911,707	$235,573,859	$536,344,942	$31,256,173
Class N:
Net Assets	$16,027,453	$29,512,967	$8,827,761	$24,988,623	$10,920
Shares outstanding	1,633,138	2,544,777	881,350	891,057	979
Net asset value, offering and redemption price per share	$9.81	$11.60	$10.02	$28.04	$11.15
Class I:
Net Assets	$6,864,480	$1,045,398,740	$226,637,907	$403,309,101	$24,265,613
Shares outstanding	696,851	89,669,335	22,645,980	14,193,364	2,176,569
Net asset value, offering and redemption price per share	$9.85	$11.66	$10.01	$28.42	$11.15
Class C:
Net assets per class	$4,560,822	—	—	—	—
Shares outstanding	465,034	—	—	—	—
Net asset value, offering and redemption price per share	$9.81	—	—	—	—
Class Z:
Net Assets	$21,270,921	—	$108,191	$108,047,218	$6,979,640
Shares outstanding	2,160,919	—	10,810	3,801,611	625,800
Net asset value, offering and redemption price per share	$9.84	—	$10.01	$28.42	$11.15

#	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

40

Statement of Operations

For the fiscal year ended December 31, 2017

	AMG GW&K Enhanced Core Bond Fund#	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund
Investment Income:
Interest income	$1,894,053	$20,145,744	$8,388,736	$414	—
Dividend income	7,832	172,027	57,180	5,665,492 [1]	$153,066 [2]
Securities lending income	1,655	—	—	152,797	2,872
Foreign withholding tax	—	—	—	(24,350)	(510)
Total investment income	1,903,540	20,317,771	8,445,916	5,794,353	155,428
Expenses:
Investment advisory and management fees	215,219	2,102,015	1,047,912	3,467,084	84,418
Administrative fees	97,134	1,510,886	343,518	735,672	19,393
Distribution fees - Class N	40,593	81,542	21,323	78,257	22
Distribution fees - Class C	59,207	—	—	—	—
Shareholder servicing fees - Class N	—	39,211	14,153	49,235	—
Shareholder servicing fees - Class S##	—	121,098	6,293	12,807	—
Shareholder servicing fees - Class I	19,656	387,765	89,662	184,662	8,378
Professional fees	53,474	122,074	58,599	70,692	37,320
Registration fees	70,972	108,079	77,141	81,773	39,781
Transfer agent fees	22,524	42,493	12,205	21,863	522
Custodian fees	18,262	77,770	22,242	34,215	13,458
Reports to shareholders	23,239	72,650	15,850	45,202	—
Trustee fees and expenses	5,484	67,636	15,623	30,337	694
Miscellaneous	7,968	24,429	7,725	11,732	202
Repayment of prior reimbursements	—	—	—	1,317	—
Total expenses before offsets	633,732	4,757,648	1,732,246	4,824,848	204,188
Expense reimbursements	(185,809)	(703,359)	(232,286)	(51,380)	(85,512)
Expense reductions	—	—	—	(24,071)	(14)
Fee waivers	—	(77,768)	—	—	—
Net expenses	447,923	3,976,521	1,499,960	4,749,397	118,662
Net investment income	1,455,617	16,341,250	6,945,956	1,044,956	36,766
Net Realized and Unrealized Gain:
Net realized gain on investments	261,715	2,781,551	1,907,278	39,398,970	416,050
Net change in unrealized appreciation/depreciation on investments	1,012,966	27,347,353	12,463,029	52,180,026	1,558,779
Net realized and unrealized gain	1,274,681	30,128,904	14,370,307	91,578,996	1,974,829
Net increase in net assets resulting from operations	$2,730,298	$46,470,154	$21,316,263	$92,623,952	$2,011,595

#	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to Financial Statements.
##	Effective June 23, 2017, Class S shares were converted into Class I Shares.
[1]	Includes non-recurring dividends of $1,076,397.
[2]	Includes non-recurring dividends of $32,003.

The accompanying notes are an integral part of these financial statements.

41

Statements of Changes in Net Assets

For the fiscal years ended December 31

	AMG GW&K Enhanced Core Bond Fund		AMG GW&K Municipal Bond Fund
	2017#	2016#	2017#	2016#
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$1,455,617	$2,792,209	$16,341,250	$13,478,865
Net realized gain on investments	261,715	837,864	2,781,551	11,765,887
Net change in unrealized appreciation/depreciation on investments	1,012,966	(777,068)	27,347,353	(37,153,635)
Net increase (decrease) in net assets resulting from operations	2,730,298	2,853,005	46,470,154	(11,908,883)
Distributions to Shareholders:
From net investment income:
Class N	(365,057)	(414,745)	(424,272)	(337,669)
Class S##	—	(777,513)	(1,030,308)	(2,154,034)
Class I	(449,908)	(1,453,169)	(14,934,133)	(11,028,510)
Class C	(86,218)	(137,712)	—	—
Class Z	(563,837)	—	—	—
From net realized gain on investments:
Class N	—	—	(28,908)	(579,320)
Class S##	—	—	—	(3,103,417)
Class I	—	—	(1,027,689)	(13,370,506)
Total distributions to shareholders	(1,465,020)	(2,783,139)	(17,445,310)	(30,573,456)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(65,807,448)	27,097,678	122,965,822	153,597,847
Total increase (decrease) in net assets	(64,542,170)	27,167,544	151,990,666	111,115,508
Net Assets:
Beginning of year	113,265,846	86,098,302	922,921,041	811,805,533
End of year	$48,723,676	$113,265,846	$1,074,911,707	$922,921,041
End of year undistributed net investment income	—	$9,070	—	—

#	Effective October 1, 2016, and February 27, 2017 the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
##	Effective June 23, 2017, Class S shares were converted into Class I Shares.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

42

Statements of Changes in Net Assets (continued)

For the fiscal years ended December 31,

	AMG GW&K Municipal Enhanced Yield Fund		AMG GW&K Small Cap Core Fund		AMG GW&K Small/Mid Cap Fund
	2017#	2016#	2017#	2016#	2017#	2016#
Increase in Net Assets Resulting From Operations:
Net investment income (loss)	$6,945,956	$7,155,225	$1,044,956	$1,422,759	$36,766	$(6,439)
Net realized gain (loss) on investments	1,907,278	6,721,972	39,398,970	14,201,155	416,050	(28,503)
Net change in unrealized appreciation/depreciation on investments	12,463,029	(13,050,976)	52,180,026	49,509,033	1,558,779	252,237
Net increase in net assets resulting from operations	21,316,263	826,221	92,623,952	65,132,947	2,011,595	217,295
Distributions to Shareholders:
From net investment income:
Class N	(234,480)	(141,532)	—	—	—	—
Class S##	(193,559)	(483,507)	—	(32,695)	—	—
Class I	(6,539,305)	(6,534,101)	(817,532)	(1,399,673)	(26,217)	(1,135)
Class Z	(2,693)	—	(263,165)	—	(10,595)	—
From net realized gain on investments:
Class N	—	(189,462)	(1,290,786)	(1,490,651)	(144)	—
Class S##	—	(751,847)	—	(721,953)	—	—
Class I	—	(9,105,322)	(20,845,694)	(15,063,218)	(294,502)	—
Class Z	—	—	(5,500,223)	—	(92,029)	—
Total distributions to shareholders	(6,970,037)	(17,205,771)	(28,717,400)	(18,708,190)	(423,487)	(1,135)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	5,434,557	(1,420,098)	51,017,083	185,281	27,436,973	841,781
Total increase (decrease) in net assets	19,780,783	(17,799,648)	114,923,635	46,610,038	29,025,081	1,057,941
Net Assets:
Beginning of year	215,793,076	233,592,724	421,421,307	374,811,269	2,231,092	1,173,151
End of year	$235,573,859	$215,793,076	$536,344,942	$421,421,307	$31,256,173	$2,231,092
End of year undistributed net investment income	—	—	—	—	—	—

#	Effective October 1, 2016, and February 27, 2017 the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
##	Effective June 23, 2017, Class S shares were converted into Class I Shares.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

43

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$9.67	$9.58	$10.22	$9.96	$11.24
Income (loss) from Investment Operations:
Net investment income[1,2]	0.21	0.22	0.29	0.29	0.24
Net realized and unrealized gain (loss) on investments	0.15	0.09	(0.64)	0.26	(0.21)
Total income (loss) from investment operations	0.36	0.31	(0.35)	0.55	0.03
Less Distributions to Shareholders from:
Net investment income	(0.22)	(0.22)	(0.29)	(0.29)	(0.26)
Net realized gain on investments	—	—	—	—	(1.05)
Total distributions to shareholders	(0.22)	(0.22)	(0.29)	(0.29)	(1.31)
Net Asset Value, End of Year	$9.81	$9.67	$9.58	$10.22	$9.96
Total Return[2]	3.76%[3]	3.26%	(3.51)%	5.58%[3]	0.29%[3]
Ratio of net expenses to average net assets	0.75%	0.84%	0.84%	0.84%	0.86%[4]
Ratio of gross expenses to average net assets[5]	1.04%	1.05%	1.07%	1.09%	1.08%[4]
Ratio of net investment income to average net assets[2]	2.19%	2.27%	2.87%	2.82%	2.14%[4]
Portfolio turnover	39%	88%	57%	22%	43%
Net assets end of year (000’s) omitted	$16,027	$16,115	$20,203	$27,444	$32,009

44

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2017##	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$9.70	$9.62	$10.26	$9.99	$11.28
Income (loss) from Investment Operations:
Net investment income[1,2]	0.23	0.24	0.30	0.31	0.26
Net realized and unrealized gain (loss) on investments	0.16	0.08	(0.63)	0.27	(0.22)
Total income (loss) from investment operations	0.39	0.32	(0.33)	0.58	0.04
Less Distributions to Shareholders from:
Net investment income	(0.24)	(0.24)	(0.31)	(0.31)	(0.28)
Net realized gain on investments	—	—	—	—	(1.05)
Total distributions to shareholders	(0.24)	(0.24)	(0.31)	(0.31)	(1.33)
Net Asset Value, End of Year	$9.85	$9.70	$9.62	$10.26	$9.99
Total Return[2,3]	4.03%	3.31%	(3.30)%	5.84%	0.41%
Ratio of net expenses to average net assets	0.61%	0.69%	0.67%	0.65%	0.69%[4]
Ratio of gross expenses to average net assets[5]	0.90%	0.90%	0.90%	0.90%	0.91%[4]
Ratio of net investment income to average net assets[2]	2.32%	2.39%	2.96%	3.00%	2.31%[4]
Portfolio turnover	39%	88%	57%	22%	43%
Net assets end of year (000’s) omitted	$6,864	$37,952	$7,463	$2,480	$1,563

45

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class C	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$9.66	$9.57	$10.20	$9.94	$11.22
Income (loss) from Investment Operations:
Net investment income[1,2]	0.14	0.15	0.21	0.21	0.15
Net realized and unrealized gain (loss) on investments	0.16	0.08	(0.63)	0.26	(0.20)
Total income (loss) from investment operations	0.30	0.23	(0.42)	0.47	(0.05)
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.14)	(0.21)	(0.21)	(0.18)
Net realized gain on investments	—	—	—	—	(1.05)
Total distributions to shareholders	(0.15)	(0.14)	(0.21)	(0.21)	(1.23)
Net Asset Value, End of Year	$9.81	$9.66	$9.57	$10.20	$9.94
Total Return[2]	3.08%[3]	2.40%[3]	(4.15)%	4.79%[3]	(0.50)%
Ratio of net expenses to average net assets	1.50%	1.59%	1.59%	1.59%	1.61%[4]
Ratio of gross expenses to average net assets[5]	1.79%	1.80%	1.82%	1.84%	1.83%[4]
Ratio of net investment income to average net assets[2]	1.43%	1.53%	2.12%	2.07%	1.38%[4]
Portfolio turnover	39%	88%	57%	22%	43%
Net assets end of year (000’s) omitted	$4,561	$7,842	$11,031	$15,927	$20,793

46

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2017##	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$9.70	$9.61	$10.25	$9.99	$11.28
Income (loss) from Investment Operations:
Net investment income[1,2]	0.24	0.25	0.31	0.31	0.27
Net realized and unrealized gain (loss) on investments	0.15	0.09	(0.63)	0.27	(0.22)
Total income (loss) from investment operations	0.39	0.34	(0.32)	0.58	0.05
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.25)	(0.32)	(0.32)	(0.29)
Net realized gain on investments	—	—	—	—	(1.05)
Total distributions to shareholders	(0.25)	(0.25)	(0.32)	(0.32)	(1.34)
Net Asset Value, End of Year	$9.84	$9.70	$9.61	$10.25	$9.99
Total Return[2]	4.01%[3]	3.52%	(3.15)%[3]	5.85%[3]	0.46%[3]
Ratio of net expenses to average net assets	0.50%	0.59%	0.59%	0.59%	0.61%[4]
Ratio of gross expenses to average net assets[5]	0.79%	0.80%	0.82%	0.84%	0.83%[4]
Ratio of net investment income to average net assets[2]	2.43%	2.51%	3.10%	3.05%	2.39%[4]
Portfolio turnover	39%	88%	57%	22%	43%
Net assets end of year (000’s) omitted	$21,271	$51,357	$47,402	$41,968	$59,182

#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
##	Effective February 27, 2017, Class I shares were renamed Class Z and Class S shares were renamed Class I.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes non-routine extraordinary expenses amounting to 0.021%, 0.016%, 0.021% and 0.020% of average net assets for the Class N, Class I, Class C and Class Z, respectively.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

47

AMG GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$11.25	$11.70	$11.61	$11.02	$11.52
Income (loss) from Investment Operations:
Net investment income[1,2]	0.15	0.13	0.15	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.36	(0.25)	0.24	0.63	(0.47)
Total income (loss) from investment operations	0.51	(0.12)	0.39	0.81	(0.29)
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.12)	(0.15)	(0.18)	(0.17)
Net realized gain on investments	(0.01)	(0.21)	(0.15)	(0.04)	(0.04)
Total distributions to shareholders	(0.16)	(0.33)	(0.30)	(0.22)	(0.21)
Net Asset Value, End of Year	$11.60	$11.25	$11.70	$11.61	$11.02
Total Return[2]	4.58%[3]	(1.05)%[3]	3.36%[3]	7.39%[3]	(2.51)%
Ratio of net expenses to average net assets	0.71%	0.71%	0.82%	0.80%	0.81%[4]
Ratio of gross expenses to average net assets[5]	0.78%	0.95%	1.13%	1.12%	1.17%[4]
Ratio of net investment income to average net assets[2]	1.31%	1.08%	1.28%	1.55%	1.56%[4]
Portfolio turnover	27%	66%	78%	31%	28%
Net assets end of year (000’s) omitted	$29,513	$31,406	$27,362	$23,572	$28,655

48

AMG GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2017##	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$11.31	$11.77	$11.67	$11.08	$11.58
Income (loss) from Investment Operations:
Net investment income[1,2]	0.19	0.17	0.21	0.23	0.23
Net realized and unrealized gain (loss) on investments	0.36	(0.25)	0.24	0.63	(0.47)
Total income (loss) from investment operations	0.55	(0.08)	0.45	0.86	(0.24)
Less Distributions to Shareholders from:
Net investment income	(0.19)	(0.17)	(0.20)	(0.23)	(0.22)
Net realized gain on investments	(0.01)	(0.21)	(0.15)	(0.04)	(0.04)
Total distributions to shareholders	(0.20)	(0.38)	(0.35)	(0.27)	(0.26)
Net Asset Value, End of Year	$11.66	$11.31	$11.77	$11.67	$11.08
Total Return[2,3]	4.90%	(0.70)%	3.94%	7.80%	(2.02)%
Ratio of net expenses to average net assets	0.37%	0.34%	0.34%	0.34%	0.36%[4]
Ratio of gross expenses to average net assets[5]	0.45%	0.58%	0.65%	0.66%	0.72%[4]
Ratio of net investment income to average net assets[2]	1.64%	1.45%	1.76%	2.00%	2.01%[4]
Portfolio turnover	27%	66%	78%	31%	28%
Net assets end of year (000’s) omitted	$1,045,399	$728,365	$655,760	$393,581	$204,711

#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
##	Effective June 23, 2017, Class S shares were converted to Class I shares.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes non-routine extraordinary expenses amounting to 0.021% and 0.020% of average net assets for the Class N and Class I, respectively.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

49

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$9.40	$10.08	$10.16	$8.98	$10.24
Income (loss) from Investment Operations:
Net investment income[1,2]	0.26	0.25	0.30	0.34	0.35
Net realized and unrealized gain (loss) on investments	0.62	(0.23)	0.05	1.18	(1.18)
Total income (loss) from investment operations	0.88	0.02	0.35	1.52	(0.83)
Less Distributions to Shareholders from:
Net investment income	(0.26)	(0.25)	(0.30)	(0.34)	(0.36)
Net realized gain on investments	—	(0.45)	(0.13)	—	(0.07)
Total distributions to shareholders	(0.26)	(0.70)	(0.43)	(0.34)	(0.43)
Net Asset Value, End of Year	$10.02	$9.40	$10.08	$10.16	$8.98
Total Return[2]	9.51%[3]	0.10%[3]	3.57%[3]	17.14%[3]	(8.27)%
Ratio of net expenses to average net assets	1.01%	1.14%	1.07%	1.00%	1.12%[4]
Ratio of gross expenses to average net assets[5]	1.11%	1.30%	1.25%	1.19%	1.30%[4]
Ratio of net investment income to average net assets[2]	2.67%	2.38%	2.98%	3.46%	3.58%[4]
Portfolio turnover	67%	172%	120%	83%	52%
Net assets end of year (000’s) omitted	$8,828	$4,184	$5,500	$8,507	$8,030

50

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2017##	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$9.40	$10.07	$10.14	$8.97	$10.22
Income (loss) from Investment Operations:
Net investment income[1,2]	0.30	0.30	0.34	0.37	0.39
Net realized and unrealized gain (loss) on investments	0.61	(0.22)	0.07	1.17	(1.17)
Total income (loss) from investment operations	0.91	0.08	0.41	1.54	(0.78)
Less Distributions to Shareholders from:
Net investment income	(0.30)	(0.30)	(0.35)	(0.37)	(0.40)
Net realized gain on investments	—	(0.45)	(0.13)	—	(0.07)
Total distributions to shareholders	(0.30)	(0.75)	(0.48)	(0.37)	(0.47)
Net Asset Value, End of Year	$10.01	$9.40	$10.07	$10.14	$8.97
Total Return[2,3]	9.79%	0.70%	4.15%	17.45%	(7.80)%
Ratio of net expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.66%[4]
Ratio of gross expenses to average net assets[5]	0.74%	0.80%	0.82%	0.83%	0.84%[4]
Ratio of net investment income to average net assets[2]	3.05%	2.89%	3.42%	3.83%	4.08%[4]
Portfolio turnover	67%	172%	120%	83%	52%
Net assets end of year (000’s) omitted	$226,638	$195,193	$212,057	$226,284	$201,161

51

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class Z	2017*
Net Asset Value, Beginning of Period	$9.49
Income from Investment Operations:
Net investment income[1,2]	0.25
Net realized and unrealized gain on investments	0.52
Total income from investment operations	0.77
Less Distributions to Shareholders from:
Net investment income	(0.25)
Total distributions to shareholders	(0.25)
Net Asset Value, End of Period	$10.01
Total Return[2]	8.23%[3,6]
Ratio of net expenses to average net assets	0.59%[7]
Ratio of gross expenses to average net assets[5]	0.69%[7]
Ratio of net investment income to average net assets[2]	3.07%[7]
Portfolio turnover	67%
Net assets end of period (000’s) omitted	$108

#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
##	Effective June 23, 2017, Class S shares were converted to Class I shares.
*	Commencement of operations was on February 27, 2017.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes non-routine extraordinary expenses amounting to 0.024% and 0.023% of average net assets for the Class N and Class l, respectively.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
[6]	Not annualized.
[7]	Annualized.

52

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$24.57	$21.80	$23.39	$24.34	$17.72
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.06)[3]	0.00 [4,5]	(0.06)[6]	(0.07)[7]	(0.07)[8]
Net realized and unrealized gain (loss) on investments	5.06	3.81	(0.64)	0.46	7.56
Total income (loss) from investment operations	5.00	3.81	(0.70)	0.39	7.49
Less Distributions to Shareholders from:
Net realized gain on investments	(1.53)	(1.04)	(0.89)	(1.34)	(0.87)
Total distributions to shareholders	(1.53)	(1.04)	(0.89)	(1.34)	(0.87)
Net Asset Value, End of Year	$28.04	$24.57	$21.80	$23.39	$24.34
Total Return[2,9]	20.32%	17.44%	(3.02)%	1.53%	42.26%
Ratio of net expenses to average net assets[10]	1.32%	1.33%	1.35%	1.42%	1.37%[11]
Ratio of gross expenses to average net assets[12]	1.33%	1.42%	1.46%	1.53%	1.50%[11]
Ratio of net investment income (loss) to average net assets[2]	(0.21)%	0.01%	(0.24)%	(0.28)%	(0.32)%[11]
Portfolio turnover	23%	19%	16%	26%	19%
Net assets end of year (000’s) omitted	$24,989	$35,760	$35,691	$37,995	$69,992

53

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2017##	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$24.84	$22.04	$23.61	$24.49	$17.76
Income (loss) from Investment Operations:
Net investment income[1,2]	0.07 [3]	0.10 [5]	0.04 [6]	0.07 [7]	0.02 [8]
Net realized and unrealized gain (loss) on investments	5.10	3.86	(0.65)	0.44	7.58
Total income (loss) from investment operations	5.17	3.96	(0.61)	0.51	7.60
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.10)	(0.05)	(0.04)	—
Net realized gain on investments	(1.53)	(1.06)	(0.91)	(1.35)	(0.87)
Total distributions to shareholders	(1.59)	(1.16)	(0.96)	(1.39)	(0.87)
Net Asset Value, End of Year	$28.42	$24.84	$22.04	$23.61	$24.49
Total Return[2]	20.79%[9]	17.90%[9]	(2.63)%[9]	2.04%[9]	42.81%
Ratio of net expenses to average net assets[10]	0.95%	0.94%	0.95%	0.95%	0.97%[11]
Ratio of gross expenses to average net assets[12]	0.96%	1.03%	1.06%	1.07%	1.10%[11]
Ratio of net investment income to average net assets[2]	0.24%	0.43%	0.17%	0.30%	0.07%[11]
Portfolio turnover	23%	19%	16%	26%	19%
Net assets end of year (000’s) omitted	$403,309	$367,972	$302,381	$291,301	$168,854

54

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class Z	2017*
Net Asset Value, Beginning of Period	$26.13
Income from Investment Operations:
Net investment income[1,2]	0.14 [3]
Net realized and unrealized gain on investments	3.75
Total income from investment operations	3.89
Less Distributions to Shareholders from:
Net investment income	(0.07)
Net realized gain on investments	(1.53)
Total distributions to shareholders	(1.60)
Net Asset Value, End of Period	$28.42
Total Return[2,9]	14.87%[13]
Ratio of net expenses to average net assets[10]	0.90%[14]
Ratio of gross expenses to average net assets[12]	0.91%[14]
Ratio of net investment income to average net assets[2]	0.56%[14]
Portfolio turnover	23%
Net assets end of period (000’s) omitted	$108,047

#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
##	Effective June 23, 2017, Class S shares were converted to Class I shares.
*	Commencement of operations was on February 27, 2017.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $(0.12), $0.01, and $0.09 for Class N, Class I and Class Z, respectively.
[4]	Rounds to less than $0.01 per share.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.06) and $0.04 for the Class N, and Class l, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.05) and $0.05 for the Class N, and Class l, respectively.
[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.11) and $0.03 for Class N, and Class l shares, respectively.
[8]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.09) and $0.00 for the Class N, and Class l respectively.
[9]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[10]	Includes reduction from broker recapture amounting to less than 0.01% for fiscal year ended 2017.
[11]	Includes non-routine extraordinary expenses amounting to 0.015% and 0.018% of average net assets for the Class N and Class I, respectively.
[12]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
[13]	Not annualized.
[14]	Annualized.

55

AMG GW&K Small/Mid Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended
Class N	December 31, 2017*
Net Asset Value, Beginning of Period	$10.35
Income from Investment Operations:
Net investment income[1,2]	0.01 [3]
Net realized and unrealized gain on investments	0.94
Total income from investment operations	0.95
Less Distributions to Shareholders from:
Net realized gain on investments	(0.15)
Total distributions to shareholders	(0.15)
Net Asset Value, End of Period	$11.15
Total Return[2,4]	9.17%[5]
Ratio of net expenses to average net assets[6]	1.10%[7]
Ratio of gross expenses to average net assets[8]	1.71%[7]
Ratio of net investment income to average net assets[2]	0.12%[7]
Portfolio turnover	38%
Net assets end of period (000’s) omitted	$11

56

AMG GW&K Small/Mid Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31, 2015**
Class I	2017	2016#
Net Asset Value, Beginning of Period	$9.80	$8.95	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.03 [3]	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	1.48	0.89	(1.03)
Total income (loss) from investment operations	1.51	0.86	(1.05)
Less Distributions to Shareholders from:
Net investment income	(0.01)	(0.01)	—
Net realized gain on investments	(0.15)	—	—
Total distributions to shareholders	(0.16)	(0.01)	—
Net Asset Value, End of Period	$11.15	$9.80	$8.95
Total Return[2]	15.44% [4]	9.55%	(10.50)%[4,5]
Ratio of net expenses to average net assets[6]	0.94%	0.95%	0.95% [7]
Ratio of gross expenses to average net assets[8]	1.62%	4.60%	11.39% [7]
Ratio of net investment income (loss) to average net assets[2]	0.26%	(0.38)%	(0.39)%[7]
Portfolio turnover	38%	48%	41% [5]
Net assets end of period (000’s) omitted	$24,266	$2	$1

57

AMG GW&K Small/Mid Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended
Class Z	December 31, 2017*
Net Asset Value, Beginning of Period	$10.35
Income from Investment Operations:
Net investment income[1,2]	0.03 [3]
Net realized and unrealized gain on investments	0.94
Total income from investment operations	0.97
Less Distributions to Shareholders from:
Net investment income	(0.02)
Net realized gain on investments	(0.15)
Total distributions to shareholders	(0.17)
Net Asset Value, End of Period	$11.15
Total Return[2,4]	9.34%[5]
Ratio of net expenses to average net assets[6]	0.85%[7]
Ratio of gross expenses to average net assets[8]	1.46%[7]
Ratio of net investment income to average net assets[2]	0.37%[7]
Portfolio turnover	38%
Net assets end of period (000’s) omitted	$6,980

*	Commencement of operations was on February 27, 2017.
#	Effective October 1, 2016, Institutional Class was renamed Class I.
**	Commencement of operations was on June 30, 2015.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $(0.01), $0.00, and $0.01 for Class N, Class I and Class Z, respectively.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Not annualized.
[6]	Includes reduction from broker recapture amounting to less than 0.01% for fiscal year ended 2017.
[7]	Annualized.
[8]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

58

Notes to Financial Statements

December 31, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), AMG GW&K Small Cap Core Fund (“Small Cap Core”) and AMG GW&K Small/Mid Cap Fund (“Small/Mid Cap”) (formerly AMG GW&K Small Cap Growth Fund) and AMG Funds II: AMG GW&K Enhanced Core Bond Fund (“Enhanced Core Bond”), each a “Fund” and collectively, the “Funds.”

Each Fund offers different classes of shares, which, effective October 1, 2016 were renamed. Enhanced Core Bond, Municipal Bond, Municipal Enhanced and Small Cap Core previously offered Investor Class shares, Service Class shares, and Institutional Class shares which were renamed to Class N, Class S and Class I, respectively; Small/Mid Cap previously offered Institutional Class shares which were renamed Class I. Effective February 27, 2017, Enhanced Core Bond Class I shares were renamed Class Z and Class S shares were renamed Class I; Municipal Enhanced Yield and Small Cap Core added Class Z shares and Small/Mid Cap added Class N and Class Z shares. Effective June 23, 2017, Municipal Bond, Municipal Enhanced Yield and Small Cap Core Class S shares were converted to Class I shares. Additionally, Enhanced Core Bond offers Class C shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective February 27, 2017, the Small/Mid Cap Principal Investment Strategies changed from a small cap growth investment strategy to one that primarily invests in common stock and preferred stock of U.S. small- and mid-capitalization companies with either growth- or value- oriented characteristics.

Class C shares of Enhanced Core Bond were closed to all new investors and will no longer be available for purchase by existing shareholders. Shareholders who redeem Class C shares of the Fund will continue to be subject to the deferred sales charges described in the prospectus. Small Cap Core was closed to new investors. Please refer to Enhanced Core Bond’s and Small Cap Core’s current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

59

Notes to Financial Statements (continued)

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended December 31, 2017, the impact on the expense ratios, if any, were as follows: Small Cap Core - $24,071 or less than 0.01% and Small/Mid Cap - $14 or less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to current year redesignation of dividends paid by the fund. Temporary differences are primarily due to differences between book and tax treatment of losses for excise tax purposes and wash sales.

60

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	Enhanced Core Bond		Municipal Bond*		Municipal Enhanced**
Distributions paid from:	2017	2016	2017	2016	2017	2016
Ordinary income	$1,465,020	$2,783,139	$16,341,250	$13,518,971	$6,970,037	$7,158,615
Short-term capital gains	—	—	—	10,894,944	—	5,596,273
Long-term capital gains	—	—	1,104,060	6,159,541	—	4,450,883

	$1,465,020	$2,783,139	$17,445,310	$30,573,456	$6,970,037	$17,205,771

*	The ordinary income distributions paid by Municipal Bond which were tax-exempt for the periods 2017 and 2016 were $16,185,749 and $13,518,971, respectively.
**	The ordinary income distributions paid by Municipal Enhanced which were tax-exempt for the periods 2017 and 2016 were $6,915,538 and $7,153,068, respectively.

	Small Cap Core		Small/Mid Cap
Distributions paid from:	2017	2016	2017	2016
Ordinary income	$1,075,896	$1,432,368	$36,742	$764
Short-term capital gains	823,117	—	261,774	371
Long-term capital gains	26,818,387	17,275,822	124,971	—

	$28,717,400	$18,708,190	$423,487	$1,135

As of December 31, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

	Enhanced Core Bond	Municipal Bond	Municipal Enhanced	Small Cap Core	Small/ Mid Cap
Capital loss carryforward	$4,328,230	—	$273,380	—	—
Undistributed ordinary income	—	—	—	—	—
Undistributed short-term capital gains	—	—	—	$351,412	—
Undistributed long-term capital gains	—	$310,654	—	11,007,991	—
Late-year loss deferral	—	—	—	—	$13,357

At December 31, 2017, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Enhanced Core Bond	$48,855,864	$621,702	$(388,164)	$233,538
Municipal Bond	1,053,092,876	11,945,284	(5,619,463)	6,325,821
Municipal Enhanced	224,593,285	8,349,185	(639,465)	7,709,720
Small Cap Core	427,475,542	153,891,102	(20,155,991)	133,735,111
Small/Mid Cap	30,588,598	2,264,893	(490,653)	1,774,240

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2017, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

61

Notes to Financial Statements (continued)

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2017, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

	Capital Loss
	Carryover Amounts
Fund	Short-Term	Long-Term
Enhanced Core Bond	$1,599,857	$2,728,373
Municipal Enhanced	273,380	—

	Capital Loss Carryover
	Utilized
Fund	Short-Term	Long-Term
Enhanced Core Bond	—	$689,967

As of December 31, 2017, Municipal Bond, Small Cap Core and Small/Mid Cap had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ending December 31, 2017, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trusts’ Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2017 and December 31, 2016, the capital stock transactions by class for the Funds were as follows:

	Enhanced Core Bond				Municipal Bond
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	545,254	$5,338,004	385,257	$3,795,029	1,383,931	$15,924,408	1,647,974	$19,577,982
Reinvestment of distributions	25,331	247,785	27,286	268,301	37,952	438,882	75,000	856,921
Cost of shares repurchased	(604,413)	(5,915,824)	(853,785)	(8,384,944)	(1,667,771)	(19,328,676)	(1,270,324)	(14,901,658)

Net increase (decrease)	(33,828)	$(330,035)	(441,242)	$(4,321,614)	(245,888)	$(2,965,386)	452,650	$5,533,245

Class S:
Proceeds from sale of shares	—	—	—	—	3,078,878	$35,271,698	10,232,475	$121,026,163
Reinvestment of distributions	—	—	—	—	53,728	615,132	291,662	3,354,153
Cost of shares repurchased	—	—	—	—	(3,952,625)	(45,334,584)	(7,024,704)	(81,937,500)
Share Conversion	—	—	—	—	(13,649,760)	(160,111,684)	—	—

Net increase (decrease)	—	—	—	—	(14,469,779)	$(169,559,438)	3,499,433	$42,442,816

Class I:
Proceeds from sale of shares	499,155	$4,874,509	3,892,108	$38,388,245	34,230,051	$396,585,461	32,007,506	$379,279,837
Reinvestment of distributions	44,098	430,918	77,281	766,271	1,264,901	14,708,302	2,035,999	23,482,851
Cost of shares repurchased	(3,757,375)	(36,918,527)	(834,296)	(8,310,804)	(23,820,377)	(275,914,801)	(25,376,090)	(297,140,902)
Share Conversion	—	—	—	—	13,603,372	160,111,684	—	—

Net increase (decrease)	(3,214,122)	$(31,613,100)	3,135,093	$30,843,712	25,277,947	$295,490,646	8,667,415	$105,621,786

Class C:
Proceeds from sale of shares	1,278	$12,466	2,517	$24,694	—	—	—	—
Reinvestment of distributions	6,466	63,151	9,536	93,552	—	—	—	—
Cost of shares repurchased	(354,502)	(3,456,425)	(353,217)	(3,475,625)	—	—	—	—

Net decrease	(346,758)	$(3,380,808)	(341,164)	$(3,357,379)	—	—	—	—

62

Notes to Financial Statements (continued)

	Enhanced Core Bond				Municipal Bond
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class Z:
Proceeds from sale of shares	420,620	$4,105,961	2,391,953	$23,618,757	—	—	—	—
Reinvestment of distributions	55,590	545,034	145,492	1,436,923	—	—	—	—
Cost of shares repurchased	(3,611,083)	(35,134,500)	(2,172,562)	(21,122,721)	—	—	—	—

Net increase (decrease)	(3,134,873)	$(30,483,505)	364,883	$3,932,959	—	—	—	—

	Municipal Enhanced				Small Cap Core
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	854,262	$8,245,287	569,848	$5,963,684	164,219	$4,353,577	171,093	$3,879,355
Reinvestment of distributions	24,014	234,148	33,790	329,552	43,445	1,224,282	55,106	1,367,178
Cost of shares repurchased	(441,848)	(4,333,836)	(704,478)	(7,269,369)	(771,984)	(20,688,735)	(407,888)	(9,392,744)

Net increase (decrease)	436,428	$4,145,599	(100,840)	$(976,133)	(564,320)	$(15,110,876)	(181,689)	$(4,146,211)

Class S:
Proceeds from sale of shares	319,509	$3,059,584	1,219,602	$12,565,944	14,465	$373,459	86,671	$2,032,563
Reinvestment of distributions	20,245	193,539	127,122	1,234,918	—	—	29,980	750,402
Cost of shares repurchased	(891,675)	(8,586,630)	(1,192,382)	(12,156,404)	(67,690)	(1,761,714)	(1,074,660)	(25,613,152)
Share Conversion	(1,192,488)	(11,722,161)	—	—	(660,652)	(17,976,373)	—	—

Net increase (decrease)	(1,744,409)	$(17,055,668)	154,342	$1,644,458	(713,877)	$(19,364,628)	(958,009)	$(22,830,187)

Class I:
Proceeds from sale of shares	5,135,104	$49,798,634	6,118,953	$63,716,957	4,400,525	$118,884,418	2,961,740	$68,702,616
Reinvestment of distributions	334,730	3,259,308	835,430	8,132,689	708,864	20,238,054	613,419	15,384,553
Cost of shares repurchased	(4,794,481)	(46,538,170)	(7,243,382)	(73,938,069)	(6,389,413)	(183,987,173)	(2,480,898)	(56,925,490)
Share Conversion	1,194,920	11,722,161	—	—	658,716	17,976,373	—	—

Net increase (decrease)	1,870,273	$18,241,933	(288,999)	$(2,088,423)	(621,308)	$(26,888,328)	1,094,261	$27,161,679

Class Z:[1]
Proceeds from sale of shares	10,535	$100,000	—	—	4,253,757	$125,555,645	—	—
Reinvestment of distributions	275	2,693	—	—	201,870	5,763,389	—	—
Cost of shares repurchased	—	—	—	—	(654,016)	(18,938,119)	—	—

Net increase	10,810	$102,693	—	—	3,801,611	$112,380,915	—	—

63

Notes to Financial Statements (continued)

	Small/Mid Cap
	December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount
Class N:[1]
Proceeds from sale of shares	966	$10,000	—	—
Reinvestment of distributions	13	144	—	—

Net increase	979	$10,144	—	—

Class I:
Proceeds from sale of shares	1,961,796	$20,991,750	148,293	$1,303,687
Reinvestment of distributions	28,697	320,262	114	1,126
Cost of shares repurchased	(41,659)	(452,348)	(51,818)	(463,032)

Net increase	1,948,834	$20,859,664	96,589	$841,781

Class Z:[1]
Proceeds from sale of shares	618,470	$6,484,063	—	—
Reinvestment of distributions	9,195	102,624	—	—
Cost of shares repurchased	(1,865)	(19,522)	—	—

Net increase	625,800	$6,567,165	—	—

[1]	Commencement of operations was February 27, 2017.

At December 31, 2017, certain unaffiliated shareholders of record, individually or collectively held greater than 10% of the net assets of the Funds as follows: Small/Mid Cap - one owns 15%. Transactions by this shareholder may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2017, the market value of Repurchase Agreements outstanding for Enhanced Core, Small Cap Core and Small/Mid Cap were $759,122, $26,435,287 and $1,726,848, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Funds does offset the receivable and payable for delayed delivery and when-issued securities that were purchased or sold. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the

64

Notes to Financial Statements (continued)

Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. The Funds’ investment management fees are paid at the following annual rate of each Fund’s respective average daily net assets:

Enhanced Core Bond*	0.30%
Municipal Bond**
on first $25 million	0.35%
on next $25 million	0.30%
on next $50 million	0.25%
on balance over $100 million	0.20%
Municipal Enhanced *	0.45%
Small Cap Core*	0.70%
Small/Mid Cap*	0.65%

*	Prior to February 27, 2017, the annual rate for the investment management fees were 0.45%, 0.50%, 0.75% and 0.75% of the average daily net assets for Enhanced Core Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap, respectively.
**	Effective October 1, 2016, Municipal Bond changed to a tiered management fee structure. Prior to October 1, 2016, the annual rate for Municipal Bond’s investment management fee was 0.35% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap to 0.48%, 0.34%, 0.59%, 0.90% and 0.85%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. Prior to February 27, 2017, the expense cap was 0.59%, 0.64%, 0.95% and 0.95% of the average daily net assets for Enhanced Core Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap, respectively.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2017, the Funds’ expiration of recoupment is as follows:

Expiration Period	Enhanced Core Bond	Municipal Bond
Less than 1 year	$208,328	$2,123,295
Within 2 years	249,870	2,293,974
Within 3 years	185,809	703,359

Total Amount Subject to Recoupment	$644,007	$5,120,628

Expiration Period	Municipal Enhanced	Small Cap Core
Less than 1 year	$205,861	$405,914
Within 2 years	222,096	314,503
Within 3 years	232,286	51,380

Total Amount Subject to Recoupment	$660,243	$771,797

Expiration Period	Small/ Mid Cap
Less than 1 year	$48,523
Within 2 years	57,742
Within 3 years	85,512

Total Amount Subject to Recoupment	$191,777

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap paid an administration fee under a similar contract at an annual rate of 0.20%, 0.25%, 0.25%, 0.25% and 0.25%, respectively, of each Fund’s average daily net assets.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund and Class C shares of Enhanced Core Bond, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales

65

Notes to Financial Statements (continued)

charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and Enhanced Core Bond Class C shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to the Class N shares and Enhanced Core Bond Class C shares, respectively.

For Enhanced Core Bond’s Class I shares and for each of the Class N and Class I shares of Municipal Bond, Municipal Enhanced and Small Cap Core, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below. The Investment Manager has voluntarily agreed, through at least May 1, 2018, to waive 0.01% of the shareholder servicing fees authorized to be paid by Class I shares of Municipal Bond.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2017, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Enhanced Core Bond
Class I	0.10%	0.10%
Municipal Bond
Class N	0.15%	0.12%
Class I**	0.05%	0.04%
Municipal Enhanced
Class N*	0.25%	0.17%
Class I**	0.05%	0.04%
Small Cap Core
Class N*	0.25%	0.16%
Class I**	0.05%	0.04%
Small/Mid Cap
Class N	0.15%	—
Class I**	0.10%	0.08%

*	Effective February 27, 2017, Class N maximum annual amount was reduced to 0.15%.
**	Prior to February 27, 2017, Class I shares did not incur shareholder servicing fees.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2017, Municipal Bond lent a maximum of $1,222,106 for 5 days earning interest in the amount of $130, Municipal Enhanced lent a maximum of $2,317,301 for 5 days earning interest of $595, and Small Cap Core lent a maximum of $6,200,680 for 5 days earning interest in the amount of $414. The interest income amount is included in the Statement of Operations as interest income. Enhanced Core Bond borrowed a maximum of $4,417,211 for 42 days paying interest of $2,274, and Small Cap Core borrowed a maximum of $2,317,301 for 4 days paying interest of $527. The interest expense amount is included in the Statement of Operations as miscellaneous expense. For the year ended December 31, 2017, Small/Mid Cap neither borrowed from nor lent to other Funds in the AMG Funds family. At December 31, 2017, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended December 31, 2017, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Enhanced Core Bond	$21,050,854	$59,862,559
Municipal Bond	395,142,506	260,986,720
Municipal Enhanced	149,550,829	147,888,572
Small Cap Core	134,380,832	109,776,702
Small/Mid Cap	29,469,356	4,886,393

	U.S. Government Obligations
Fund	Purchases	Sales
Enhanced Core Bond	$4,507,337	$25,931,191

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and

66

Notes to Financial Statements (continued)

to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held and cash collateral received at December 31, 2017, were as follows:

Fund	Securities Loaned	Cash Collateral Received
Enhanced Core Bond	$739,043	$759,122
Small Cap Core	25,730,349	26,435,287
Small/Mid Cap	1,681,424	1,726,848

5. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program, and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2017:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Enhanced Core Bond
State of Wisconsin Investment Board	$759,122	$759,122	—	—

Small Cap Core
Cantor Fitzgerald Securities, Inc.	$6,278,647	$6,278,647	—	—
Daiwa Capital Markets America	6,278,647	6,278,647	—	—
HSBC Securities USA, Inc.	6,278,647	6,278,647	—	—
Jefferies LLC	1,320,699	1,320,699	—	—
State of Wisconsin Investment Board	6,278,647	6,278,647	—	—

Totals	$26,435,287	$26,435,287	—	—

Small/Mid Cap
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	726,848	726,848	—	—

Totals	$1,726,848	$1,726,848	—	—

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation

S-X, which sets forth the form and content of financial statements. Effective August 1, 2017, the Funds have adopted these amendments and noted no significant impact on the financial statements and accompanying notes.

67

Notes to Financial Statements (continued)

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements.

68

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND AMG FUNDS II AND SHAREHOLDERS OF AMG GW&K ENHANCED CORE BOND FUND, AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K SMALL CAP CORE FUND AND AMG GW&K SMALL/MID CAP FUND (FORMERLY AMG GW&K SMALL CAP GROWTH FUND)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, AMG GW&K Small/Mid Cap Fund (formerly AMG GW&K Small Cap Growth Fund) (five of the funds constituting AMG Funds and AMG Funds II, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2018

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

69

Other Information

TAX INFORMATION

The AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small/Mid Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2017 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small/Mid Cap Fund each hereby designates $0, $1,104,060, $0, $26,818,387, and $124,971, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2017, or if subsequently determined to be different, the net capital gains of such fiscal year.

70

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds
Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 69
• Oversees 61 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999-AMG Funds • Trustee since 2000-AMG Fund II • Oversees 61 Funds in Fund Complex

Edward J. Kaier, 72

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex

Kurt A. Keilhacker, 54

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004-AMG Funds • Trustee since 2000-AMG Fund II • Oversees 61 Funds in Fund Complex

Steven J. Paggioli, 67

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex	Richard F. Powers III, 72 Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999-AMG Funds • Trustee since 2000-AMG Fund II • Oversees 61 Funds in Fund Complex

Eric Rakowski, 59

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Victoria L. Sassine, 52
• Oversees 63 Funds in Fund	Lecturer, Babson College (2007 – Present).
Complex

• Trustee since 2004-AMG Funds • Trustee since 2000-AMG Fund II • Oversees 61 Funds in Fund Complex

Thomas R. Schneeweis, 70

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for GlobalAsset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

71

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 65
• Oversees 63 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 50
• Principal Executive Officer since 2014 • Chief Executive Officer since 2016	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 59

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 53

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

72

AMG Funds

Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Controller since 2017

Christopher R. Townsend, 50

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 43

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 32

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

73

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com |	77

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small     Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company,     LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap     Value

AMG River Road Dividend All Cap     Value II

AMG River Road Focused Absolute     Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global     Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets     Small Cap

AMG TimesSquare International Small     Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund -

    Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced     Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO     Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell     Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors     Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging     Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real     Estate

CenterSquare Investment Management,     Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap     Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital     Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap     Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell     Growth

AMG Managers Montag & Caldwell     Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group     LLC

AMG Managers Skyline Special     Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

    Federated MDTA LLC

AMG Managers Value Partners Asia     Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate     Government

AMG Managers Amundi Short Duration     Government

Amundi Pioneer Institutional Asset

Management, Inc.

AMG Managers Doubleline Core Plus     Bond

DoubleLine Capital LP

AMG Managers Global Income     Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

amgfunds.com	|123117 AR020

ANNUAL REPORT

AMG Funds

December 31, 2017

AMG TimesSquare Small Cap Growth Fund
Class N: TSCPX	Class I: TSQIX	Class Z: TSCIX

AMG TimesSquare Mid Cap Growth Fund
Class N: TMDPX	Class I: TQMIX	Class Z: TMDIX

AMG TimesSquare International Small Cap Fund
Class N: TCMPX	Class I: TQTIX	Class Z: TCMIX

amgfunds.com	123117 AR012

AMG Funds Annual Report — December 31, 2017

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG TimesSquare Small Cap Growth Fund	4

AMG TimesSquare Mid Cap Growth Fund	12

AMG TimesSquare International Small Cap Fund	20

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	29

Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	31

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	32

Detail of changes in assets for the past two fiscal years

Financial Highlights	33

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	42

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51

OTHER INFORMATION	52

TRUSTEES AND OFFICERS	53

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The last 12 months was a strong period for equity markets as the health of the global economy improved and positive investor sentiment helped extend the U.S. bull market into its ninth year. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 21.83% during the fiscal year ended December 31, 2017. By comparison, small cap stocks underperformed large caps with a 14.65% return for the small cap Russell 2000® Index.

The S&P 500 Index has notched positive performance in every month since the U.S. presidential election amidst the backdrop of strong corporate earnings, improving global economic growth and the passage of sweeping tax reform. 2017 also marked a turning point for the broader global economy as growth accelerated in a more coordinated fashion around the world, global trade improved and commodities recovered. U.S. equity market volatility remained extremely low despite saber rattling in North Korea and a devastating hurricane season. In fact, the S&P 500 Index has not seen a pullback greater than 5% since the summer of 2016.

In total, all but two sectors of the S&P 500 Index were positive during the last 12 months; however, there was significant dispersion in performance across sectors. Information technology and materials stocks led the Index with returns of 38.87% and 23.25%, respectively, while companies within the energy and telecommunication services sectors were the laggards with returns of (1.11)% and (1.49)%, respectively. Growth stocks outperformed value during all four quarters of the year and ended 2017 with returns of 30.2% and 13.7% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. International equities outperformed domestic equities for the first time since 2012 as the global economy picked up and international returns were boosted by a weaker U.S. Dollar with the MSCI All Country World ex-USA Index returning 27.19% during the year. Meanwhile, emerging markets had their strongest year since 2009 with a 37.3% return for the MSCI Emerging Markets Index.

The U.S. bond market produced modestly positive returns for the year, as measured by the 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance. The yield curve flattened as the U.S. Federal Reserve (the Fed) continued to normalize monetary policy and short-term interest rates rose more than longer-term rates. The 2-year U.S. Treasury note rose 69 basis points during the year to yield 1.89% while the 10-year U.S. Treasury note ended 2017 at a 2.40% yield, five basis points lower than where it started. Investment grade corporates outperformed Treasuries and securitized credits with returns of 6.42%, 2.31% and 2.51%, respectively. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with a 7.50% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2017*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500® Index)	21.83%	11.41%	15.79%
Small Caps	(Russell 2000® Index)	14.65%	9.96%	14.12%
International	(MSCI All Country World ex-USA Index)	27.19%	7.83%	6.80%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	3.54%	2.24%	2.10%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	7.50%	6.35%	5.78%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	5.45%	2.98%	3.02%
Treasury Bills	(ICE BofAML 6-Month U.S. Treasury Bill Index)	0.95%	0.62%	0.43%

*Source: Factset. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2017	Expense Ratio for the Period	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period*
AMG TimesSquare Small Cap Growth Fund
Based on Actual Fund Return
Class N	1.24%	$1,000	$1,111	$6.60
Class I	1.10%	$1,000	$1,113	$5.86
Class Z	1.04%	$1,000	$1,112	$5.54
Based on Hypothetical 5% Annual Return
Class N	1.24%	$1,000	$1,019	$6.31
Class I	1.10%	$1,000	$1,020	$5.60
Class Z	1.04%	$1,000	$1,020	$5.30
AMG TimesSquare Mid Cap Growth Fund
Based on Actual Fund Return
Class N	1.24%	$1,000	$1,106	$6.58
Class I	1.09%	$1,000	$1,106	$5.79
Class Z	1.04%	$1,000	$1,106	$5.52
Based on Hypothetical 5% Annual Return
Class N	1.24%	$1,000	$1,019	$6.31
Class I	1.09%	$1,000	$1,020	$5.55
Class Z	1.04%	$1,000	$1,020	$5.30

Six Months Ended December 31, 2017	Expense Ratio for the Period	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period*
AMG TimesSquare International Small Cap Fund
Based on Actual Fund Return
Class N	1.29%	$1,000	$1,122	$6.90
Class I	1.10%	$1,000	$1,123	$5.89
Class Z	1.04%	$1,000	$1,123	$5.56
Based on Hypothetical 5% Annual Return
Class N	1.29%	$1,000	$1,019	$6.56
Class I	1.10%	$1,000	$1,020	$5.60
Class Z	1.04%	$1,000	$1,020	$5.30

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG TimesSquare Small Cap Growth Fund Portfolio Manager’s Comments (unaudited)

The AMG TimesSquare Small Cap Growth Fund (the Fund) seeks to achieve long-term capital appreciation by investing primarily in the stocks of small capitalization companies.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC (TimesSquare), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to small cap investing. Led by co-managers Grant Babyak and Ken Duca, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an indepth understanding of superior business models, enable the team to build a diversified portfolio of small cap growth stocks designed to generate good risk-adjusted returns.

THE YEAR IN REVIEW

For the year ended December 31, 2017, the AMG TimesSquare Small Cap Growth Fund’s Class Z returned 21.14%, while its benchmark, the Russell 2000® Growth Index (the “Index”), returned 22.17%.

Equity returns in 2017 marched upward across the globe. Markets climbed steadily throughout the year to post annual returns of 21% to 22% for broad U.S. equity indices,[1] 25% for non-U.S. equities,[2] and 37% for emerging markets.[3] These gains coincided with notably muted levels of volatility across all equity markets—including historic lows for the U.S. and developed markets[4]—and steadily increasing levels of global economic activity from manufacturing and service industries.[5] Unemployment rates declined to lows not seen for over a decade in the U.S., the U.K. and Japan among other countries, with Germany at its lowest level since its 1990 reunification.[6]

In the U.S., the Federal Reserve raised the federal funds rate’s7 target range by 25 basis points for a third time this year, bringing it to 1.25–1.50%, and left in place indications for another three increases in 2018.[8] The final reading for the third quarter’s GDP9 annual growth rate was 3.2%, the highest quarterly level in three years.[10] In the late summer when the administration began its efforts to significantly change the current tax code, stocks rallied in anticipation of broad benefits to corporations. With the law’s passage in late December, that momentum continued. Potential tax benefits for individuals were less clear, thus while measures of consumer confidence and sentiment climbed during most of 2017, both retreated at the end of the year.[11]

Commodity prices rose sharply, especially for oil, which ended the year at over $60 per barrel and at a level not seen for 2 1⁄2 years.[12] While the price for a broad basket of commodities reached a 12-month high, natural gas prices declined,[13] likely the result of an overabundant supply. Also slipping toward the end of the year was the U.S. Dollar’s value, which had steadily declined from its highs in 2016.[14]

Across U.S. stocks, one striking measure was the dominance throughout 2017 of large over small and growth over value. Within small-to-mid capitalization growth, stocks with the highest valuations[15] outperformed for the full year, as did companies with higher risk.[16] In terms of economic sectors, technology and health care were the strongest areas while energy and consumer staples lagged.

Amidst this environment, the Fund underperformed the Russell 2000 Growth Index for the year. Stock selection had a strong net positive effect. In general, our investments in producer durables, consumer discretionary, materials & processing, financial services, technology, energy and consumer staples outpaced their counterparts in the Index, while our holdings in health care and utilities lagged. Sector allocation had a strong net negative effect and drove our underperformance as our underweights to consumer staples, materials & processing and consumer discretionary and our overweight to utilities helped our returns, while our underweight to health care and our overweights to energy, producer durables and financial services detracted from performance.

The top contributor to our returns for the year hailed from consumer discretionary: 2U, Inc., which provides cloud-based software-as-a-service online learning platform solutions for nonprofit colleges and universities. 2U shares advanced by 116% during the year thanks to a string of new partnerships with schools including Pepperdine University, the University of Southern California and Rice University. 2U also unveiled a program at Yale University that received accreditation and is expected to launch in early 2018. Management noted a strong program launch schedule into 2019. Cross-selling opportunities still exist with many of 2U’s current clients looking to expand into the non-degree products offered by its recent acquisition of GetSmarter, which specializes in online short course certificates for working professionals. Also scoring well with its 123% climb was Chegg, Inc., which provides a learning platform for students with products and services including textbooks in multiple formats, online tutoring and test preparation. Chegg reported several quarters that exceeded expectations with particularly strong organic sales growth that came from areas of greater profitability, such as online tutoring. Management also announced a partnership with Sallie Mae, through which Chegg will receive payments from Sallie Mae from its borrowers in exchange for free study and tutor subscriptions. Hibbett Sports, Inc. is a sporting goods retailer focusing on small and mid-sized markets. A slowdown in apparel sales early in the year led to weaker results and a reduction of guidance. After same-store sales weakness persisted through the second quarter and we saw indications that the next quarter’s trends remained lackluster, we closed our position in May. Hibbett lost 37% during the time we held the stock. Motion picture technology provider IMAX Corporation rated poorly with its 27% decline. It appears that significant selling pressure on IMAX’s shares was driven by two investment firms that were large holders with significant client outflows, which forced them to exit many of their positions such as IMAX. There is still a solid slate of movies that is driving interest in IMAX technology installations at movie theaters across the U.S., Europe, China, Taiwan, Japan, Russia and India. We closed our position in March in Sportsman’s Warehouse Holdings, Inc. with its shares down 53% during the time we held the stock. As a specialty retailer of hunting, fishing, camping and related outdoor merchandise, the company faced negative sentiment early in the year following the Republican sweep in Washington. The new administration likely would not seek additional restrictions on the purchases of firearms, which obviated any short-term spike in sales that typically would occur prior to new regulations. After Sportsman’s Warehouse reported its first earnings miss as a public company with worsening trends, we sold the stock on the lack of visibility for improvement.

We closed two of our detractors in the energy sector: PDC and Gulfport. PDC Energy, Inc. is an oil, natural gas and natural gas liquids exploration and production company with operations focused on the Wattenberg Field in Colorado and the Delaware Basin in West Texas. After a different operator in Colorado from years earlier had improperly decommissioned a vertical well, it exploded below an occupied house. The Colorado governor called for increased inspections of pipelines near buildings, few of which PDC had, and most of those had been recently tested; however, all drillers in Colorado saw their stock prices under pressure with PDC as no exception. After PDC reported disappointing well results in their western acreage in the Permian Basin and a lower number of wells coming on line in the

4

AMG TimesSquare Small Cap Growth Fund Portfolio Manager’s Comments (continued)

Wattenberg Field, we decided to move on. PDC shares fell by 47% during the time we held the stock. Gulfport Energy Corporation is an oil and natural gas exploration and production company with operations focused on the Louisiana Gulf Coast, in the Utica Shale in Ohio, in the Niobrara Formation in Colorado and in the Bakken Formation in North Dakota and Montana. We closed our position following our reduced confidence in management after their questionable deal for acreage in Oklahoma. Shares fell by 41% during the time we owned Gulfport in 2017. Solaris Oilfield Infrastructure, Inc. manufactures and rents patented silo proppant storage systems used by exploration and production operators and pressure pumping service companies to increase efficiency in the well fracturing process. We participated in a secondary offering in the fourth quarter to establish our position in Solaris, and shares have gained 35% since our purchase. The oil well equipment market continues to shift from other open, funnel-based systems that offer little to no storage to Solaris’s vertical sand silo systems, and we are optimistic about Solaris’s ability to continue to gain market share.

In the financial services sector, WEX Inc. provides business payment processing and information management solutions for commercial and government fleets as well as payment processing solutions for brand stores, government departments and service organizations. WEX rose 27% thanks to solid fiscal quarterly results and raised guidance. Its Fleet Solutions unit benefited from volume growth from new customer signings and higher fuel prices, while its health care division signed Bank of America as a new client. WEX also signed another new partnership with Citibank to provide fleet card solutions for several government agencies. The bottom detractor to our returns for the year was Cardtronics plc, which operates a network of automated teller machines and multi-functional financial services kiosks in the U.S., Canada, U.K. and Mexico. Cardtronics experienced difficulties with system upgrades associated with new EMV (Europay, MasterCard and Visa) chip-enabled systems that led to increased downtime for its ATMs. The company also faced uncertainty surrounding U.K. regulatory reviews of its recent acquisition of a rival ATM provider. We decided to close our position in the third quarter with shares depreciating by 48% during the time we held the stock after losing patience with management following several quarters’ worth of disappointing results and lowered guidance.

In health care, we were hurt by the negative sector allocation effect from our typical underweight to the biotechnology industry, which soared 60% in 2017; in our managing the risk of the Fund, we generally avoid the more speculative biotech companies that do not have any drugs that have been approved by the Food and Drug Administration (FDA) and, therefore, are not generating revenues. Radius Health, Inc. is a biopharmaceutical company focused on the development of therapies for treating osteoporosis, oncology and endocrine diseases. We initiated a position in Radius in May following FDA’s approval of its lead product, Tymlos, for the treatment of women with postmenopausal osteoporosis; Tymlos appears to us to be a best in class opportunity in an indication that has room to grow. Shares have traded down by -16% since our purchase following disappointing third quarter results. Management missed sales estimates for Tymlos. This drug is on the national preferred formulary list for the pharmacy benefit management company Express Scripts and is scheduled to come online in January 2018, which is expected to mark a large inflection point in Tymlos sales. Dermira, Inc. develops therapies used by dermatologists to treat skin-related conditions such as psoriasis, excessive sweating and acne. In the third quarter, management announced their entering a licensing agreement with pharmaceuticals company Roche under which Dermira will obtain the rights to the atopic dermatitis drug Lebrikizumab, which passed a phase II study. This acquisition of Lebrikizumab raised concerns about the upcoming clinical trial costs for this new drug and cast doubt on the viability of their existing drug pipeline. Dermira later terminated their collaboration with Belgian pharmaceutical company UCB on a psoriatic arthritis drug, despite already having completed pivotal trials. We decided to close our position in December after reduced confidence in the management team’s decision-making; Dermira shares lost 16% during the time we held it. Bucking the trend in our health care holdings with its 77% surge was Inogen, Inc., which specializes in portable oxygen concentrators used to deliver supplemental long-term oxygen therapy to patients suffering from chronic respiratory conditions. Management reported top and bottom line results that beat expectations and raised guidance with accelerating sales growth across all of its businesses. Strength was noted in Inogen’s direct-to-consumer and business-to-business sales, which more than offset a decline in unit rentals primarily due to Medicare reimbursement cuts.

Within producer durables, On Assignment, Inc. is a professional staffing firm that provides flexible and permanent information technology staffing solutions for various sectors worldwide. On Assignment rose 46% thanks to several quarters of strong results. Management has noted improving profit margins in its Oxford Global Resources segment focused on recruiting and consulting in North America and Europe as well as continued strong growth in its Apex Systems division, which specializes in information technology staffing. Continued strong free cash flow coupled with a healthy balance sheet afford management the ability to conduct additional share buybacks or make acquisitions. Advisory Board Company provides best practices research, business intelligence, and management and advisory services, primarily to the health care and education industries. Earlier in the year, an activist investor disclosed it had amassed a large stake, and the company later announced plans to “explore strategic alternatives.” We sold our position in September after Advisory Board announced the acquisition and split of the company with OptumCare buying its health care business and Vista Equity Partners buying its education business and the unlikelihood of additional bidders. Shares gained 59% during the time we held the stock. We also closed our position in Electronics For Imaging, Inc. with its shares down 28% prior to our sale in August. Developing digital imaging and printer technologies for the industrial and production markets, the company postponed a fiscal quarterly report while it reassessed its revenue recognition procedures. That review will also cover historical financial controls, which may only indicate timing issues with accounting sales for large format printers from one period to another. We believe that management was less than forthright with the issue and decided to exit the position. WageWorks, Inc. provides tax-advantaged programs for consumer-directed health, commuter and other employee spending account benefits. In the third quarter, shares fell despite reporting solid results across its key segments and still sporting a strong pipeline of new business opportunities. Some investors were hoping for an even larger guidance raise. Shares fell 15% for the year. WageWorks remains as one of the few providers that can handle all parts of the employee benefit chain and still offers a high degree of recurring revenues which provides us with good visibility into its future earnings potential.

In technology, MKS Instruments, Inc. provides instruments, subsystems and process control solutions that measure, control, power, monitor and analyze critical parameters of manufacturing

5

AMG TimesSquare Small Cap Growth Fund Portfolio Manager’s Comments (continued)

processes to improve process performance and productivity. A series of beat and raise quarters with organic growth in its semiconductor business and a greater contribution from its 2016 acquisition of Newport, a designer of laser and photonics components helped to boost its shares by 61% for the year. Greater demand for memory chips and organic LEDs has also driven higher sales levels, and MKS continues to take market share. Management is executing ahead of schedule on their integration of photonics solutions company Newport Corporation. Appreciating by 76%, Paycom Software, Inc. provides cloud-based human resources technology and payroll services delivered as a single software-as-a-service application for small- to mid-sized companies in the U.S. Paycom issued four straight quarters of better-than-expected results, although fourth quarter guidance was only maintained instead of management’s typical raise due to the hurricane-related disruptions. Paycom continues to expand into new locations by leveraging existing personnel. Management completed their $50 million share repurchase program and authorized a new $75 million program. NIC Inc. is the nation’s leading provider of official government web sites, online services and secure payment processing solutions providing eGovernment services for more than 3,500 federal, state and local agencies in the U.S. Earlier in the year, management announced guidance for 2017 that fell short of expectations. Operating expenses should be higher as NIC continued to build several state-specific platforms; in the future, these could be adapted for sale to other states. Shares also fell on uncertainty over the state of Texas contract renewal in mid-2018. This contract currently represents approximately 20% of NIC’s revenues, and management remains optimistic given they have executed well during the existing contract with Texas. NIC has also benefitted from other contract wins with the states of Illinois and Wisconsin as well as the federal government. All told, NIC’s shares finished the year down 29%. MACOM Technology Solutions Holdings, Inc. is a high performance analog semiconductor company operating in four primary end markets: Networks, Aerospace & Defense, Automotive and Multi-market. MACOM shares fell by 30% on lower-than-expected top and bottom line results driven by weakness in China for optical networking components from a slowdown in spending by Chinese telecommunication carriers. The company’s datacenter business was also weak due to supply constraints, which are expected to be resolved early next year. While not enough to offset the issues in telecom, results in MACOM’s aerospace & defense and industrials segments were strong. We believe that the stock has reached a trough in performance.

As 2017 closed, the global economies appeared on a uniformly upward growth path for the first time since 2008’s global financial crisis, albeit at different paces. Many global uncertainties remain, including the actual impact of U.S. tax law changes, how much longer a nine-year bull market in the U.S. could continue, the shape of a new U.K. trade agreement with the European Union now that the terms of its Brexit have been set, along with escalating tensions surrounding North Korea. However, our investment experience has shown us that the markets never follow a guaranteed path. As bottom-up active managers, we believe that shifting environments create additional investment opportunities, thus no matter what 2018 brings we are steadfast that our disciplined analysis of business models and management teams should find superior companies.

For the new year, we remain dedicated to adding value to the assets you have entrusted to us and look forward to working with you throughout 2018. As always, please feel free to contact us if you have any questions.

[1] As represented by the S&P 500 and Russell 3000 indexes, respectively

[2] As represented by the MSCI EAFE Index

[3] As represented by the MSCI Emerging Markets Index

[4] As defined by the CBOE set of volatility indexes (based on market expectations of near-term volatility for S&P 500, MSCI EAFE, and MSCI Emerging Markets index option or ETF prices)

[5] Source: IHS Markit surveys of global purchasing executives

[6] Source: FactSet Economics Standardized Database

[7] The federal funds rate is the interest rate at which depository institutions lend reserve balances to other depository institutions overnight, on an uncollateralized basis

[8] Source: Board of Governors of the Federal Reserve System

[9] Gross Domestic Product

[10] Source: Bureau of Economic Analysis of the U.S. Department of Commerce

[11] Sources: Nielsen (consumer confidence) and University of Michigan (consumer sentiment)

[12] Source: Bloomberg

[13] Source: Bloomberg

[14] As measured by the Board of Governors of the Federal Reserve System using an average of foreign exchange values with major currencies that circulate widely

[15] As measured by price/earnings ratios

[16] As measured by Beta

This commentary reflects the viewpoints of the portfolio manager, TimesSquare Capital Management, LLC as of December 31, 2017 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

6

AMG TimesSquare Small Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class Z (formerly Class I) shares on December 31, 2007 to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG TimesSquare Small Cap Growth Fund[2,3]

Class N4	20.87%	13.60%	9.84%	8.93%	01/21/00

Class I	—	—	—	16.11%	02/24/17

Class Z4	21.14%	13.84%	10.00%	9.09%	01/21/00

Russell 2000® Growth Index[5]	22.17%	15.21%	9.19%	4.87%	01/21/00	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†  Date reflects inception date of the Fund, not the index.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).

[2]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[3]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

[4]  Effective February 27, 2017, the Class S and Class I were renamed Class N and Class Z, respectively.

[5]  The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

7

AMG TimesSquare Small Cap Growth Fund Fund Snapshots (unaudited) December 31, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	27.9
Industrials	22.5
Consumer Discretionary	15.0
Health Care	12.8
Financials	6.2
Real Estate	3.5
Consumer Staples	2.0
Telecommunication Services	1.9
Exchange Traded Funds	1.8
Energy	1.5
Materials	1.4
Utilities	0.2
Short-Term Investments*	13.1
Other Assets Less Liabilities**	(9.8)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
WEX, Inc.	2.9
Bright Horizons Family Solutions, Inc.	2.4
WageWorks, Inc.	2.3
On Assignment, Inc.	2.3
MKS Instruments, Inc.	2.2
iShares Russell 2000 Growth Index Fund	1.8
j2 Global, Inc.	1.8
2U, Inc.	1.7
Cable One, Inc.	1.6
Albany International Corp., Class A	1.6

Top Ten as a Group	20.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments December 31, 2017

	Shares	Value
Common Stocks - 94.3%
Consumer Discretionary - 14.4%
Bright Horizons Family Solutions, Inc.*	306,066	$28,770,204
Cable One, Inc.[1]	27,522	19,357,598
Chegg, Inc.*,1	885,000	14,443,200
Core-Mark Holding Co., Inc.	187,000	5,905,460
Dave & Buster’s Entertainment, Inc.*	125,000	6,896,250
Floor & Decor Holdings, Inc., Class A*,1	280,000	13,630,400
IMAX Corp. (Canada)*,1	400,099	9,262,292
Lithia Motors, Inc., Class A	55,000	6,247,450
Monro, Inc.[1]	280,045	15,948,563
National Vision Holdings, Inc.*	430,000	17,462,300
Ollie’s Bargain Outlet Holdings, Inc.*	120,000	6,390,000
Papa John’s International, Inc.[1]	135,000	7,574,850
Strayer Education, Inc.	154,900	13,875,942
William Lyon Homes, Class A*	185,000	5,379,800
Total Consumer Discretionary		171,144,309
Consumer Staples - 2.0%
MGP Ingredients, Inc.[1]	233,000	17,913,040
SunOpta, Inc. (Canada)*,1	695,000	5,386,250
Total Consumer Staples		23,299,290
Energy - 1.5%
Matador Resources Co.*,1	355,024	11,051,897
Solaris Oilfield Infrastructure, Inc., Class A*	340,000	7,279,400
Total Energy		18,331,297
Financials - 6.2%
AMERISAFE, Inc.	117,552	7,241,203
Cadence BanCorp*	453,000	12,285,360
FCB Financial Holdings, Inc., Class A*	122,000	6,197,600
Hamilton Lane, Inc., Class A	285,000	10,086,150
Meta Financial Group, Inc.	79,000	7,319,350
ProAssurance Corp.	250,065	14,291,215
WisdomTree Investments, Inc.[1]	1,270,000	15,938,500
Total Financials		73,359,378
Health Care - 12.8%
Achaogen, Inc.*,1	220,000	2,362,800
Allscripts Healthcare Solutions, Inc.*	490,000	7,129,500
Amedisys, Inc.*	140,020	7,380,454
American Renal Associates Holdings, Inc.*,1	300,004	5,220,070
Avexis, Inc.*	63,100	6,983,277
Blueprint Medicines Corp.*	170,000	12,819,700
Civitas Solutions, Inc.*	500,066	8,551,129
Cotiviti Holdings, Inc.*,1	93,600	3,014,856

	Shares	Value
DBV Technologies, S.A., Sponsored ADR (France)*,1	117,828	$2,898,569
Evolent Health, Inc., Class A*,1	455,012	5,596,648
HealthEquity, Inc.*	181,300	8,459,458
Heska Corp.*	85,000	6,817,850
Inogen, Inc.*	100,000	11,908,000
iRhythm Technologies, Inc.*	188,000	10,537,400
K2M Group Holdings, Inc.*	450,030	8,100,540
PRA Health Sciences, Inc.*	110,033	10,020,705
Radius Health, Inc.*,1	330,050	10,485,688
Repligen Corp.*	390,000	14,149,200
Sarepta Therapeutics, Inc.*,1	140,000	7,789,600
Sienna Biopharmaceuticals, Inc.*,1	105,000	1,905,750
Total Health Care		152,131,194
Industrials - 22.5%
Albany International Corp., Class A	314,200	19,307,590
Allegiant Travel Co.[1]	95,064	14,711,154
Atento, S.A. (Spain)[1]	581,400	5,901,210
Beacon Roofing Supply, Inc.*	261,600	16,679,616
Clean Harbors, Inc.*	303,500	16,449,700
Daseke, Inc.*	410,100	5,860,329
EMCOR Group, Inc.	187,000	15,287,250
Exponent, Inc.	150,000	10,665,000
Healthcare Services Group, Inc.	223,073	11,760,409
Huron Consulting Group, Inc.*	178,076	7,203,174
ICF International, Inc.*	197,377	10,362,292
Milacron Holdings Corp.*	810,000	15,503,400
On Assignment, Inc.*	415,002	26,672,179
RBC Bearings, Inc.*	63,096	7,975,334
Rexnord Corp.*	440,430	11,459,989
TriNet Group, Inc.*	320,000	14,188,800
UniFirst Corp.	70,000	11,543,000
Viad Corp.	178,040	9,863,416
WageWorks, Inc.*	435,774	27,017,988
Watts Water Technologies, Inc., Class A	110,000	8,354,500
Total Industrials		266,766,330
Information Technology - 27.9%
2U, Inc.*,1	303,880	19,603,299
ACI Worldwide, Inc.*	307,608	6,973,473
Acxiom Corp.*	308,000	8,488,480
Blackhawk Network Holdings, Inc.*	290,000	10,338,500
Blackline, Inc.*,1	223,000	7,314,400
Carbonite, Inc.*	185,000	4,643,500

The accompanying notes are an integral part of these financial statements.
9

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 27.9%
(continued)
Cision, Ltd.*,1	645,575	$7,662,975
Cloudera, Inc.*,1	405,000	6,690,600
Envestnet, Inc.*	250,032	12,464,095
Exela Technologies, Inc.*	1,179,300	6,073,395
ExlService Holdings, Inc.*	285,039	17,202,104
Fair Isaac Corp.	79,080	12,115,056
Instructure, Inc.*	219,500	7,265,450
j2 Global, Inc.[1]	285,957	21,455,354
Littelfuse, Inc.	69,005	13,650,569
MACOM Technology Solutions Holdings, Inc.*	223,000	7,256,420
MAXIMUS, Inc.	125,000	8,947,500
MKS Instruments, Inc.	281,000	26,554,500
New Relic, Inc.*	178,520	10,313,100
NIC, Inc.	350,000	5,810,000
Paycom Software, Inc.*,1	223,000	17,913,590
Pegasystems, Inc.	250,000	11,787,500
Q2 Holdings, Inc.*	460,907	16,984,423
RealPage, Inc.*	195,200	8,647,360
Science Applications International Corp.	136,033	10,416,047
Talend, S.A., ADR (France)*,1	280,000	10,494,400
WEX, Inc.*	240,045	33,901,555
Total Information Technology		330,967,645
Materials - 1.4%
PolyOne Corp.	215,068	9,355,458
Summit Materials, Inc., Class A*	243,428	7,653,376
Total Materials		17,008,834
Real Estate - 3.5%
HFF, Inc., Class A	148,053	7,201,298
Kennedy-Wilson Holdings, Inc.[1]	1,021,358	17,720,561
National Storage Affiliates Trust, REIT	300,000	8,178,000
Williams Scotsman Corp.*,1	659,000	8,369,300
Total Real Estate		41,469,159
Telecommunication Services - 1.9%
Cogent Communications Holdings, Inc.	195,082	8,837,216
Shenandoah Telecommunications Co.	390,000	13,182,000
Total Telecommunication Services		22,019,216
Utilities - 0.2%
AquaVenture Holdings, Ltd.*,1	160,057	2,484,085
Total Common Stocks (Cost $778,176,632)		1,118,980,737

	Shares	Value
Exchange Traded Funds - 1.8%
iShares Russell 2000 Growth Index Fund[1] (Cost $20,070,457)	115,000	$21,470,500
Preferred Stock - 0.6%
Consumer Discretionary - 0.6%
Wheels Up *,2 (Cost $6,999,997)	2,243,589	6,999,997

	Principal Amount

Short-Term Investments - 13.1%
Joint Repurchase Agreements - 9.6%[3]
Bank of Nova Scotia, dated 12/29/17, due 01/02/18, 1.380% total to be received $26,934,602 (collateralized by various U.S. Government Agency Obligations, 3.500% - 4.000%, 07/20/45 - 11/01/47, totaling $27,473,294)	$26,930,473	26,930,473
Cantor Fitzgerald Securities, Inc., dated 12/29/17, due 01/02/18, 1.410% total to be received $26,934,692 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.500%, 01/31/18 - 06/20/63, totaling $27,469,083)	26,930,473	26,930,473
Daiwa Capital Markets America, dated 12/29/17, due 01/02/18, 1.430% total to be received $26,934,752 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 01/11/18 - 12/01/51, totaling $27,469,083)	26,930,473	26,930,473
Jefferies LLC, dated 12/29/17, due 01/02/18, 1.500% total to be received $5,666,133 (collateralized by various U.S. Government Agency Obligations, 0.000% - 1.750%, 09/13/18 - 04/30/22, totaling $5,778,495)	5,665,189	5,665,189
State of Wisconsin Investment Board, dated 12/29/17, due 01/02/18, 1.630% total to be received $26,935,350 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 01/15/19 - 02/15/46, totaling $27,678,321)	26,930,473	26,930,473
Total Joint Repurchase Agreements		113,387,081

	Shares

Other Investment Companies - 3.5%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18%[4]	41,965,145	41,965,145
Total Short-Term Investments (Cost $155,352,226)		155,352,226
Total Investments - 109.8% (Cost $960,599,312)		1,302,803,460
Other Assets, less Liabilities - (9.8)%		(115,822,420)
Net Assets - 100.0%		$1,186,981,040

The accompanying notes are an integral part of these financial statements.
10

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.

[1]	Some or all of these securities, amounting to $108,634,757 or 9.2% of net assets, were out on loan to various brokers.

[2]	Security’s value was determined by using significant unobservable inputs.

[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[4]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR    American Depositary Receipt

REIT    Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$1,118,980,737	—	—	$1,118,980,737
Exchange Traded Funds	21,470,500	—	—	21,470,500
Preferred Stock††	—	—	$6,999,997	6,999,997
Short-Term Investments
Joint Repurchase Agreements	—	$113,387,081	—	113,387,081
Other Investment Companies	41,965,145	—	—	41,965,145

Total Investments in Securities	$1,182,416,382	$113,387,081	$6,999,997	$1,302,803,460

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

††	All preferred stocks held in the Fund are Level 3 securities. For a detailed breakout of preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2017:

Preferred Stock
Balance as of December 31, 2016	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Purchases	$6,999,997
Sales	—
Balance as of December 31, 2017	$6,999,997

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2017	—

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of December 31, 2017. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at December 31, 2017	Valuation Technique(s)	Unobservable Inputs(s)	Range	Average
Preferred Stock	$6,999,997	Recent Financing	Recent Transaction Price	N/A	N/A

Total	$6,999,997

The accompanying notes are an integral part of these financial statements.
11

AMG TimesSquare Mid Cap Growth Fund Portfolio Manager’s Comments (unaudited)

The AMG Timessquare Mid Cap Growth Fund (the Fund) seeks to achieve long-term capital appreciation by investing in the common and preferred stock of U.S. mid-capitalization companies. The Fund invests at least <80%> of its assets in securities of mid-capitalization companies. The Fund’s subadvisor, TimesSquare Capital Management, LLC (TimesSquare), uses a bottom-up, research-intensive approach to identify mid-capitalization growth stocks that it believes have the greatest potential to achieve significant price appreciation over a 12-to-18-month horizon. In this case, mid-capitalization refers to companies that, at the time of purchase, have market capitalizations within the range of the Russell Midcap® Growth Index (the Index), the Fund’s benchmark.

THE YEAR IN REVIEW

For the year ended December 31, 2017, the AMG TimesSquare Mid Cap Growth Fund (Class Z) returned 22.63%, while its benchmark, the Russell Midcap® Growth Index, returned 25.27%.

Equity returns in 2017 marched upward across the globe. Markets climbed steadily throughout the year to post annual returns of 21% to 22% for broad U.S. equity indices,[1] 25% for non-U.S. equities,[2] and 37% for emerging markets.[3] These gains coincided with notably muted levels of volatility across all equity markets—including historic lows for the U.S. and developed markets[4]—and steadily increasing levels of global economic activity from manufacturing and service industries.[5] Unemployment rates declined to lows not seen for over a decade in the U.S., the U.K. and Japan, among other countries, with Germany at its lowest level since its 1990 reunification.[6]

In the U.S., the Federal Reserve raised the federal funds rate’s7 target range by 25 basis points for a third time this year, bringing it to 1.25–1.50%, and left in place indications for another three increases in 2018.[8] The final reading for the third quarter’s GDP[9] annual growth rate was 3.2%, the highest quarterly level in three years.[10] In the late summer when the administration began its efforts to significantly change the tax code, stocks rallied in anticipation of broad benefits to corporations. With the law’s passage in late December, that momentum continued. Potential tax benefits for individuals were less clear, thus while measures of consumer confidence and sentiment climbed during most of 2017, both retreated at the end of the year.[11]

Commodity prices rose sharply, especially for oil, which ended the year at over $60 per barrel and at a level not seen for 2 1⁄2 years.[12] While the price for a broad basket of commodities reached a 12-month high, natural gas prices declined,[13] likely the result of an overabundant supply. Also slipping toward the end of the year was the U.S. Dollar’s value, which had steadily declined from its highs in 2016.[14]

Across U.S. stocks, one striking measure was the dominance throughout 2017 of large over small and growth over value, which continued into the fourth quarter. Within small-to-mid capitalization growth, stocks with the highest valuations[15] outperformed for the full year, as did companies with higher risk.[16] In terms of economic sectors, technology and health care were the strongest areas while energy and consumer staples lagged.

Amidst this environment, the Fund underperformed the Russell Midcap Growth Index for 2017. Relative weakness was found in technology, health care, materials & processing and energy. This was partially offset by strength in financial services, consumer staples, producer durables and consumer discretionary.

With the technology sector, Electronic Arts Inc., a digital interactive entertainment company that develops and delivers video games, jumped 33% for the year. They reported upside to quarterly expectations on better digital revenues. Subscription services have been increasing as a percentage of revenues. Dolby Laboratories creates audio and imaging technologies that are designed to transform entertainment and communications. Their shares rose 39% as the company posted solid results throughout the year and received an additional boost from news that their technology is embedded in Apple’s latest iPhones and iPads. We added Marvell Technology Group during the first quarter. It produces analog, mixed-signal and digital signal processor integrated circuits. We were drawn to the stock due to its attractive valuation, new management team and revamped salesforce. Storage and networking have been areas of strength. In November Marvell announced the acquisition of chipmaker Cavium, thereby diversifying its hard disk drive exposure and gaining scale. Its stock climbed 30% since it was added.

In health care, Henry Schein Inc. is a supplier of health products to dental practitioners, laboratories, physicians and veterinary clinics. Its shares retreated -7% on mixed third quarter results as revenues were above sell-side estimates while earnings were below. We liquidated the position during the fourth quarter due to a slowdown in single-use dental products, which management believes will persist into 2018. Premier Inc. specializes in analytics, supply chain solutions, advisory and other services to health care organizations. Its Supply Chain Services segment offers medical & surgical products, pharmaceuticals and laboratory supplies. Its Performance Services business helps customers manage a value-based care reimbursement model and support their regulatory reporting requirements. During the year, Premier encountered headwinds from hospitals cutting back on their discretionary spending and that led to a 4% slide in its shares. Management maintained full year guidance as they set conservative assumptions on utilization levels and regulatory uncertainties. In the third quarter, we added TESARO Inc. to the Fund. This is an oncology-focused biopharmaceutical company with a broad therapy pipeline. They currently have two products on the market: Zejula and Varubi. Zejula is used to treat ovarian cancer while Varubi is used to prevent nausea associated with chemotherapy. TESARO’s shares dropped 28% as third quarter sales of Zejula were slightly ahead of consensus projections, but forward guidance was below. DaVita Inc.’s primary focus is on kidney dialysis services to patients suffering from chronic kidney failure and end-stage renal disease. Their ancillary International and DaVita Medical Group businesses have both fallen short of management’s targets thereby impacting overall company results. In December, the company announced they will be selling the DaVita Medical Group business to United Health/Optum at favorable terms. The market reacted positively to this news as the stock ended the year up 12%. Neurocrine Biosciences Inc. was added to the Fund during the second quarter. It is focused on the discovery and development of pharmaceuticals for the treatment of neurological and endocrine-related disorders. The launch of their Ingrezza drug therapy has been well received, prodded by physician enthusiasm as well as end-user demand. Ingrezza is thus far the only Food & Drug Administration (FDA) approved product on the market for treating tardive dyskinesia, a disorder that results in involuntary and repetitive movements. It has also been granted orphan drug designation by the FDA for pediatric Tourette syndrome. These developments served to lift Neurocrine Biosciences by 53% since it was purchased. Vertex Pharmaceuticals Inc. is focused on developing and commercializing therapies for the treatment of cystic fibrosis and advanced 102% over the year. Their two

12

AMG TimesSquare Mid Cap Growth Fund Portfolio Manager’s Comments (continued)

drugs currently on the market are Orkambia and Kalydeco, plus Tezacaftor which is in phase III clinical trials.

Within materials & processing, lawn and garden care products company Scotts Miracle-Gro Co. grew 26%. We added this stock to the Fund during the second quarter. Since then, it has beat estimates for two successive quarters driven by strength in its Hawthorne Hydroponic segment. Martin Marietta Materials Inc., a supplier of aggregates and other building materials to the construction industry, netted a 0% return for the year. Storm activity across Texas and the Southeast weighed on revenues and added to expenses. Management broadly reduced guidance to reflect weakness from hurricane-impacted areas and a slower pace of projects. While aggregate volumes declined, pricing was strong. Management sees aggregate shipments increasing mid-single digits, barring disruptions. Within these projections, the residential market remains the healthiest, followed by infrastructure spending and non-residential. Shares of Ecolab Inc. rose 16% throughout the year. The one down period occurred in September when management indicated Hurricane Harvey would impact third quarter results.

In energy, Range Resources Corp. is a natural gas-focused exploration and production company with properties in the Appalachian and Midcontinent regions of the U.S. The acquisition of Memorial Resources resulted in greater balance sheet leverage and questionable acreage. We sold out of the position during the third quarter. Range Resources slipped 47% for the time it was held. We added Concho Resources Inc. during the second quarter. This is an exploration and production company with its principal area of operations in the Permian Basin of southeast New Mexico and west Texas. Concho handily beat third quarter estimates due to higher-than-expected natural gas production, better realized pricing and lower expenses. In recognition of an increased pace of well completions, management expects to exceed the high end of their growth guidance. These developments served to bolster the stock by 14% since it was purchased.

Within financial services, SBA Communications Corp. owns and operates wireless communication towers across North, Central and South America. Its stock was buoyed 41% by the combination of strong results and news of the canceled merger discussions between Sprint and T-Mobile. Sprint subsequently announced plans to substantially increase capital spending on their network. Fuel card and payment solutions provider FleetCor Technologies Inc. advanced 36% for the year. They reported solid results and raised full-year guidance due to strong business trends and improving fuel prices. FleetCor announced the acquisition of Creative Lodging Solutions and a two-part agreement with Walmart. FleetCor’s commercial fuel cards will be accepted at Walmart and Sam’s Club fueling stations and will also be the exclusive provider of fleet fuel cards to Walmart’s 4,000 employees that drive company vehicles. Alliance Data Systems Corp. offers data-driven and transaction-based marketing and customer loyalty solutions. The stock recovered after correcting in early 2017 due to choppiness in their private label credit card business. They experienced improvement in this business during the year and this served to offset softer trends in their Epsilon marketing services business. The stock ended the year up 12%. Property & casualty insurer Progressive Corp. was a steady performer in 2017, rising 62%. Their primary focus is on motor vehicles. They consistently reported higher-than-expected results and benefited from industry-wide auto insurance rate increases. Progressive has gained market share and generated profit margin improvement. RenaissanceRe Holdings Ltd., a provider of reinsurance and insurance services, suffered a loss of 7%. Results fell short of estimates primarily due to worse-than-projected prior period reserve development as well as lighter investment income due to catastrophe bond losses. The string of hurricanes in the Atlantic, including three of the costliest since 1970, should result in higher future pricing for reinsurance. Assured Guaranty Ltd. provides credit protection products to public finance, infrastructure and structured finance markets. Their exposure to Puerto Rican debt has been a source of prominent focus by the market as its shares traded off by 9%. Nasdaq Inc. offers trading, clearing, exchange technology, regulatory, securities listing and public company services. While the company delivered solid results for most of the year, management anticipates higher operating expenses associated with the acquisitions of eVestment and Sybenetix. We sold out of the position during the fourth quarter and the stock was up 10% for the time it was held.

In the consumer staples sector, Sprouts Farmers Markets Inc. operates a chain of health-focused grocery stores that offer fresh, natural and organic foods. We used strength from second quarter results and the stock’s 23% year-to-date appreciation as an opportunity to exit the position during the third quarter. McCormick & Company, which was added to the Fund during the first quarter, rose 5%. They produce items such as spices, seasoning mixes, and condiments. In July, McCormick announced the acquisition of Reckitt Benckiser (RB) Foods. The stock had uneven performance since then as the market became concerned about near-term retail sales trends in the French’s mustard brand. French’s is facing competition on two fronts: Heinz yellow mustard and an expansion of private label by retailers. Conversely, McCormick is bullish on the prospects for Frank’s RedHot sauce, also a part of RB Foods. They are working to expand distribution and extend the brand.

Within producer durables, CoStar Group Inc. is a provider of information, services and online marketplace to the commercial real estate industry. The stock surged ahead 59% on three solid quarters, with all business segments experiencing accelerated revenue growth. We added Nordson Corp. to the Fund during the second quarter. Its shares gained 24% based on earnings above sell-side projections. They manufacture and market systems used to apply adhesives and coatings. Results were driven by the core Adhesive Dispensing Systems and Advanced Technology Systems segments. Management offered very strong guidance. BWX Technologies Inc., which was added to the Fund during the first quarter, ascended 49%. This company provides nuclear reactor components for the U.S. navy’s submarines and aircraft carriers. The Navy plans to build two Virginia-class submarines per year and are planning for larger Ohio-class construction in years to come. Booz Allen Hamilton Holding provides management and technology consulting services. Its stock recovered after declining from news of a Department of Justice investigation into the company’s cost accounting and indirect cost charging practices. While there may not be a quick resolution (and we believe in management), the underlying business has continued to grow and led to an 8% gain. Hubbell Inc. designs, manufactures and sells electronic products. We exited the position early in the second quarter following mixed results and disappointing forward guidance. Its shares pulled back 2% for the time it was held.

In the consumer discretionary sector, discount variety store operator Dollar Tree Inc. scored a 39% rise. Their namesake branded stores experienced strength across numerous categories and geographies while the Family Dollar business saw improvement in customer traffic, same-store sales and operating margins. WABCO Holdings Inc. supplies electronic, mechanical, electro-mechanical and aerodynamic products to manufacturers of

13

AMG TimesSquare Mid Cap Growth Fund Portfolio Manager’s Comments (continued)

commercial trucks, buses, trailers and passenger cars. Its shares were lifted 35% by strong revenues that were driven by continued growth in North America with sales of automated manual transmissions, collision mitigation systems and electronic stability controls that are now mandated on heavy duty trucks in the U.S. Sales of antilock braking systems in China were also noteworthy. Domino’s Pizza Inc., a pizza delivery company operating through company-owned and franchised stores, rose 20%. Same-store sales beat sell-side estimates as did earnings. Their domestic business has been doing well and they have made clear progress in the international segment. Tractor Supply Co. operates specialty stores catering to farmers and ranchers. We sold the position out of the Fund in the second quarter due to weak results in recognition of Tractor Supply’s exposure to the weak energy and agriculture markets as well as a lack of near-term signs of improvement. The stock suffered a 28% markdown for the time it was held. Specialty retailer O’Reilly Automotive Inc. is engaged in the distribution and retailing of automotive aftermarket parts, tools, supplies, equipment and accessories in the U.S., serving both professional installers and do-it-yourself customers. The auto parts industry has been beset by a number of factors including less extreme weather and cyclical softness, which has served to dampen consumer demand. Despite having a superior distribution network versus peers, O’Reilly was not immune to these ills as its shares lost 13%. Basic apparel company Hanesbrands Inc. registered a 0% return for the year. The company produced mixed results and expectations for a second half of the year pickup have not materialized in the domestic business. We lost patience with the stock and sold the position during the fourth quarter.

As 2017 closed, the global economies appeared on a uniformly upward growth path for the first time since 2008’s global financial crisis—albeit at different paces. Many global uncertainties remain, including the actual impact of U.S. tax law changes, how much longer a nine-year bull market in the U.S. could continue, the shape of a new U.K. trade agreement with the European Union now that the terms of its Brexit have been set, along with escalating tensions surrounding North Korea. However, our investment experience has shown us that the markets never follow a guaranteed path. As bottom-up active managers we believe that shifting environments create additional investment opportunities, thus no matter what 2018 brings we are steadfast that our disciplined analysis of business models and management teams should find superior companies.

For the new year, we remain dedicated to adding value to the assets you have entrusted to us, and look forward to working with you throughout 2018. As always, please feel free to contact us if you have any questions.

[1] As represented by the S&P 500 and Russell 3000 indexes, respectively

[2] As represented by the MSCI EAFE Index

[3] As represented by the MSCI Emerging Markets Index

[4] As defined by the CBOE set of volatility indexes (based on market expectations of near-term volatility for S&P 500, MSCI EAFE, and MSCI Emerging Markets index option or ETF prices)

[5] Source: IHS Markit surveys of global purchasing executives

[6] Source: FactSet Economics Standardized Database

[7] The federal funds rate is the interest rate at which depository institutions lend reserve balances to other depository institutions overnight, on an uncollateralized basis

[8] Source: Board of Governors of the Federal Reserve System

[9] Gross Domestic Product

[10] Source: Bureau of Economic Analysis of the U.S. Department of Commerce

[11] Source: Nielsen (consumer confidence) and University of Michigan (consumer sentiment)

[12] Source: Bloomberg

[13] Source: Bloomberg

[14] As measured by the Board of Governors of the Federal Reserve System using an average of foreign exchange values with major currencies that circulate widely

[15] As measured by price/earnings ratios

[16] As measured by Beta

This commentary reflects the viewpoints of the portfolio manager, TimesSquare Capital Management, LLC as of December 31, 2017 and is not intended as a forecast or guarantee of future results and is subject to change without notice.

14

AMG TimesSquare Mid Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class Z (formerly Class I) shares on December 31, 2007 to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Mid Cap Growth Fund and the Russell Midcap® Growth Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG TimesSquare Mid Cap Growth Fund[2,3,4]

Class N5	22.40%	13.60%	8.86%	9.86%	03/04/05

Class I	—	—	—	15.24%	02/24/17

Class Z5	22.63%	13.84%	9.07%	10.07%	03/04/05

Russell Midcap® Growth Index[6]	25.27%	15.30%	9.10%	9.67%	03/04/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†  Date reflects inception date of the Fund, not the index.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[4]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

[5]  Effective February 27, 2017, the Class S and Class I were renamed Class N and Class Z, respectively.

[6]  The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

15

AMG TimesSquare Mid Cap Growth Fund Fund Snapshots (unaudited) December 31, 2017

PORTFOLIO BREAKDOWN

Sector	%of Net Assets
Information Technology	27.0
Industrials	23.1
Consumer Discretionary	12.0
Financials	11.5
Health Care	11.3
Materials	5.4
Real Estate	5.3
Energy	1.4
Consumer Staples	0.9
Telecommunication Services	0.8
Short-Term Investments*	3.3
Other Assets Less Liabilities**	(2.0)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	%of Net Assets
SBA Communications Corp.	3.3
The Progressive Corp.	3.2
Global Payments, Inc.	2.6
Gartner, Inc.	2.5
L3 Technologies, Inc.	2.1
Dollar Tree, Inc.	2.1
Booz Allen Hamilton Holding Corp.	2.0
CBRE Group, Inc., Class A	2.0
FleetCor Technologies, Inc.	2.0
Martin Marietta Materials, Inc.	1.9

Top Ten as a Group	23.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

16

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments December 31, 2017

	Shares	Value
Common Stocks - 98.7%
Consumer Discretionary - 12.0%
Brunswick Corp.	457,300	$25,252,106
Dollar Tree, Inc.*	408,800	43,868,328
Domino’s Pizza, Inc.	85,700	16,193,872
International Game Technology PLC	686,000	18,185,860
Leggett & Platt, Inc.	506,900	24,194,337
O’Reilly Automotive, Inc.*	141,800	34,108,572
Pool Corp.	171,500	22,234,975
Ross Stores, Inc.	329,400	26,434,350
ServiceMaster Global Holdings, Inc.*	417,600	21,410,352
Ulta Beauty, Inc.*	79,900	17,870,434
Total Consumer Discretionary		249,753,186
Consumer Staples - 0.9%
McCormick & Co., Inc., Non-Voting Shares	186,000	18,955,260
Energy - 1.4%
Concho Resources, Inc.*	200,500	30,119,110
Financials - 11.5%
Apollo Global Management LLC, Class A	885,600	29,641,032
Assured Guaranty, Ltd. (Bermuda)	540,800	18,316,896
Axis Capital Holdings, Ltd. (Bermuda)	410,400	20,626,704
The Progressive Corp.	1,183,200	66,637,824
RenaissanceRe Holdings, Ltd. (Bermuda)	240,700	30,229,513
S&P Global, Inc.	157,900	26,748,260
Signature Bank*	173,800	23,855,788
TD Ameritrade Holding Corp.	461,000	23,570,930
Total Financials		239,626,947
Health Care - 11.3%
Agilent Technologies, Inc.	337,600	22,609,072
Bio-Rad Laboratories, Inc., Class A*	109,800	26,205,966
Bio-Techne Corp.	110,025	14,253,739
Centene Corp.*	237,000	23,908,560
Charles River Laboratories International, Inc.*	148,800	16,286,160
DaVita, Inc.*	466,400	33,697,400
Neurocrine Biosciences, Inc.*	439,200	34,077,528
Premier, Inc., Class A*	900,700	26,291,433
TESARO, Inc.*,1	187,800	15,562,986
Vertex Pharmaceuticals, Inc.*	148,800	22,299,168
Total Health Care		235,192,012
Industrials - 23.1%
AerCap Holdings, N.V. (Ireland)*	500,900	26,352,349
AMETEK, Inc.	355,900	25,792,073
BWX Technologies, Inc.	396,100	23,960,089

	Shares	Value
Carlisle Cos., Inc.	159,500	$18,127,175
Copart, Inc.*	417,400	18,027,506
Genesee & Wyoming, Inc., Class A*	331,200	26,075,376
Hexcel Corp.	308,000	19,049,800
JB Hunt Transport Services, Inc.	192,400	22,122,152
L3 Technologies, Inc.	222,400	44,001,840
Lincoln Electric Holdings, Inc.	206,900	18,947,902
Nielsen Holdings PLC	657,000	23,914,800
Nordson Corp.	188,700	27,625,680
Ryanair Holdings PLC, Sponsored ADR (Ireland)*	301,300	31,392,447
TransDigm Group, Inc.[1]	92,500	25,402,350
TransUnion*	497,300	27,331,608
Verisk Analytics, Inc.*	330,300	31,708,800
WABCO Holdings, Inc.*	124,000	17,794,000
Waste Connections, Inc. (Canada)	519,000	36,817,860
Watsco, Inc.[1]	108,900	18,517,356
Total Industrials		482,961,163
Information Technology - 27.0%
Alliance Data Systems Corp.	147,000	37,261,560
Amdocs, Ltd.	506,300	33,152,524
Amphenol Corp., Class A	295,300	25,927,340
Atlassian Corp. PLC, Class A (Australia)*	306,425	13,948,466
Booz Allen Hamilton Holding Corp.	1,107,100	42,213,723
Coherent, Inc.*	74,200	20,940,724
CoStar Group, Inc.*	92,600	27,497,570
Dolby Laboratories, Inc., Class A	508,200	31,508,400
Electronic Arts, Inc.*	217,800	22,882,068
Fidelity National Information Services, Inc.	246,800	23,221,412
FleetCor Technologies, Inc.*	214,200	41,218,506
Gartner, Inc.*	429,600	52,905,240
Global Payments, Inc.	548,100	54,941,544
Marvell Technology Group, Ltd. (Bermuda)	1,263,800	27,133,786
Microchip Technology, Inc.[1]	262,500	23,068,500
Open Text Corp. (Canada)[1]	515,400	18,384,318
RedHat,Inc.*	211,400	25,389,140
Tyler Technologies, Inc.*	129,800	22,981,090
Vantiv, Inc., Class A*,1	259,200	19,064,160
Total Information Technology		563,640,071
Materials - 5.4%
Ecolab, Inc.	204,200	27,399,556
International Flavors & Fragrances, Inc.	171,300	26,142,093
Martin Marietta Materials, Inc.	174,200	38,505,168

The accompanying notes are an integral part of these financial statements.
17

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 5.4% (continued)
The Scotts Miracle-Gro Co.	185,100	$19,803,849
Total Materials		111,850,666
Real Estate - 5.3%
CBRE Group, Inc., Class A*	964,100	41,755,171
SBA Communications Corp., REIT *	422,900	69,084,944
Total Real Estate		110,840,115
Telecommunication Services - 0.8%
Zayo Group Holdings, Inc.*	475,700	17,505,760
Total Common Stocks
(Cost $1,335,170,543)		2,060,444,290

	Principal Amount
Short-Term Investments - 3.3%
Joint Repurchase Agreements - 2.0%[2]
Bank of Montreal, dated 12/29/17, due 01/02/18, 1.350% total to be received $4,425,463 (collateralized by various U.S. Government Agency Obligations, 0.125% - 5.250%, 04/30/18 - 02/15/45, totaling $4,513,300)	$4,424,799	4,424,799
Bank of Nova Scotia NY, dated 12/29/17, due 01/02/18, 1.380% total to be received $9,775,248 (collateralized by various U.S. Government Agency Obligations, 3.500% - 4.000%, 07/20/45 - 11/01/47, totaling $9,970,753)	9,773,749	9,773,749
Daiwa Capital Markets America, dated 12/29/17, due 01/02/18, 1.430% total to be received $7,406,354 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 01/11/18 - 12/01/51, totaling $7,553,281)	7,405,177	7,405,177

	Principal Amount	Value
Jefferies LLC, dated 12/29/17, due 01/02/18, 1.550% total to be received $9,775,432 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.250%, 01/10/18 - 12/20/47, totaling $9,969,224)	$9,773,749	$9,773,749
Nomura Securities International, Inc., dated 12/29/17, due 01/02/18, 1.420% total to be received $9,775,291 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 04/05/18 - 11/20/67, totaling $9,969,224)	9,773,749	9,773,749
Total Joint Repurchase Agreements		41,151,223

	Shares
Other Investment Companies - 1.3%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18%[3]	7,824,568	7,824,568
JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.16%[3]	20,320,874	20,320,874
Total Other Investment Companies		28,145,442
Total Short-Term Investments (Cost $69,296,665)		69,296,665
Total Investments - 102.0% (Cost $1,404,467,208)		2,129,740,955
Other Assets, less Liabilities - (2.0)%		(41,875,888)
Net Assets - 100.0%		$2,087,865,067

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $39,934,682 or 1.9% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR    American Depositary Receipt

REIT    Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.
18

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$2,060,444,290	—	—	$2,060,444,290
Short-Term Investments
Joint Repurchase Agreements	—	$41,151,223	—	41,151,223
Other Investment Companies	28,145,442	—	—	28,145,442

Total Investments in Securities	$2,088,589,732	$41,151,223	—	$2,129,740,955

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.
19

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (unaudited)

The AMG TimesSquare International Small Cap Fund (the Fund) seeks to achieve long-term capital appreciation by investing primarily in the stocks of small capitalization companies located outside the United States.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC (TimesSquare), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to small cap investing. Led by co-managers Magnus Larsson and Robert Madsen, the investment team at TimesSquare believes that its fundamental international equity research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of business models and valuation discrepancies, enable the team to build a diversified portfolio of international small cap stocks with the potential to generate superior risk adjusted returns. When selecting international small cap stocks, TimesSquare utilizes a research-intensive approach to identify international small cap stocks which it believes have the greatest potential to achieve price appreciation over a 12- to-18-month horizon.

THE YEAR IN REVIEW

For the year ended December 31, 2017, the AMG TimesSquare International Small Cap Fund’s Class Z returned 38.86%, while its benchmark, the MSCI EAFE Small Cap Index (the “Index”), returned 33.01%.

The global upward march of equity returns continued throughout 2017. Markets climbed steadily throughout the year to post annual returns of 21% to 22% for broad U.S. equity indices,[1] 25% for non-U.S. equities,[2] and 37% for emerging markets.[3] These gains coincided with notably muted levels of volatility across all equity markets—including historic lows for the U.S. and developed markets[4]—and steadily increasing levels of global economic activity from manufacturing and service industries.[5] Unemployment rates declined to lows not seen for over a decade in the U.S., the U.K. and Japan, among other countries, with Germany at its lowest level since its 1990 reunification.[6]

Geopolitics dominated the headlines with elections in France and Germany, the U.K.’s ongoing Brexit negotiations, the rhetoric surrounding North Korea’s missile tests which also led Japan’s Prime Minister Abe to call for snap elections, and President Trump’s first year in office. Despite the noise, global economic indicators remained consistently strong and moved the global markets higher. The European Central Bank guided to scale down but extend its quantitative easing program.[7] The Japanese economy expanded for seven consecutive quarters[8] (the longest streak in 16 years), and corporate profits and margins have reached record highs. Emerging markets continued to move upward riding on strength from export-led Asia, and as India benefited from structural domestic tailwinds.

Performance Attribution

The Fund outperformed its benchmark in 2017 owing primarily to stock selection. We delivered positive performance across all regions and most sectors. Contributions were strongest from our holdings in Europe, quarterbacked by Italy. Japan was our second best performing region driven primarily by the export-focused names. Holdings in Asia/Pacific ex-Japan and the Emerging Markets were also positive contributors. The Middle East was our weakest relative contributor but its contribution was still positive overall. Throughout this period, the MSCI EAFE Small Cap Index rose 33.5%, better than the 25.6% gain for the large capitalization MSCI EAFE Index.

Regional Performance: Europe

Among our holdings in Europe, Italy was our strongest country contributor. Holdings in Denmark, Spain, Ireland, Sweden and Germany were also beneficial while the U.K. and France were our biggest country detractors. Overall, European small caps outperformed their large cap peers in 2017 as the MSCI Europe Small Cap Index returned 36.1% versus the MSCI Europe Index, which returned 26.2%.

In Italy, FinecoBank is an online financial services firm with one million clients and one of the largest financial advisory networks. The lack of legacy technology is paramount to the new breed of online operators, as they have significant operational leverage when adding customers. The stock price climbed 88% as the company consistently reported solid results and delivered market share gains. Also of note was that a change in Italian regulations allowed financial firms to launch PIR funds (Piani Individuali di Risparmio, or individual savings plans) which have tax advantages for clients while the long-term investments are used to provide capital for small and medium-sized businesses. We expect FinecoBank’s PIR funds to become another source of revenues for years to come. Shares in Interpump Group, an Italian manufacturer of high- and ultra-high-pressure industrial pumps, rose by 91%. There had been some concerns regarding Interpump’s exposure to a potentially weakening truck market in the U.S., which the company dispelled by continuing to deliver market share and earnings that surpassed expectations. Amplifon, the global specialty retailer for hearing aids, recovered from a weak showing at the end of 2016 and climbed 60% this year. One of the great growth opportunities for Amplifon is that less than 20% of those who should use hearing aids actually do. Despite initial fears about a new U.S. rule which allows adults with mild to moderate hearing loss to access over-the-counter hearing aids, these concerns of rising competition were shrugged off as management remained optimistic on the remainder of 2017 and maintained targets for 2018.

Our holdings in other European countries also bolstered performance. CIE Automotive, which produces components for both original equipment manufacturers and aftermarket suppliers in the automotive sector, rose 51% as the company’s organic growth outpaced the market’s average growth rate and management reiterated its 2020 guidance. In Germany, we also benefited from RIB Software’s 129% share price rise. RIB develops integrated project management software geared to the construction industry. RIB is a leader in building information modeling (BIM). With 5-dimensional BIM modeling, everyone involved in a construction project can follow it in real time. The company’s margins surged with higher profitability of large license deals illustrating the leverage of RIB’s business. Further, U.S. joint venture partner FLEX announced a delay of the formal deadline of its “put option” for RIB shares and stressed that it is very happy with RIB; the removal of this overhang also led the share price to further rally in fourth quarter. Within the same value chain, we also opened a new position in Nemetschek SE, a leader in design software for the construction industry. Leaving the Fund was Germany-based KION, a manufacturer of forklifts for warehouses and a beneficiary of supply chain automation. A name we have owned since 2015, KION grew past the Fund’s size limit for small capitalization stocks, so we sold the position in May with its stock up 27% throughout the period we owned the name this year.

Moving to the Nordic region, Topdanmark is the second largest non-life insurance company in Denmark. The company has by far the best track record in delivering shareholder returns in the Danish insurance sector. Shares rose 69% as the company raised full year guidance on better investment returns, benign weather related/large claims developments and strength in its overall business. Sweden-based Modern Times Group (MTG), which provides subscription TV, digital entertainment and radio channels in the Nordic countries, rose 40% as investors also cheered the company’s ongoing

20

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (continued)

transformation from a traditional broadcaster to a leading digital video entertainment provider and as management reported that third quarter cash flow for the MTGx business (online gaming and e-sports) turned positive. In Ireland, Dalata, a leading hotel operator in Ireland, rose 60%. We believe Dalata has the best management in the Irish hotel sector. Over the years the team has perfected the operational side of the business, which places them well ahead of the competition. The company is firing on all cylinders and the large number of rooms coming on stream in 2018 should have their full earnings effect in 2019.

Our holdings experienced performance challenges in the U.K. and were adversely affected by Brexit-related uncertainties. Though a breakthrough on the Brexit divorce was reached with the European Union in the fourth quarter, it will likely cost the U.K. a hefty financial settlement. Greene King, one of the leading operators of pubs and restaurants, declined 19%. While Greene King was better positioned relative to some of its peers, the U.K. is experiencing a general slowdown in dining out due to higher costs for consumers post Brexit/sterling weakness. In addition, costs inflation and competition were on the rise. We decided to close our position based on a challenging operating environment for the foreseeable future. U.K.-based Dignity, a leading provider of funeral-related services, was the top detractor for the Fund with its 22% share price decline since we began buying it in March. In the first quarter, management slightly reduced its long-term earnings growth target from 10% to 8% as its base of business increased, which created an opportunity for us to begin building a position. More recently, management guided that the funeral business was experiencing increasing competition at the lower end of the spectrum. Given that Dignity is primarily positioned at the upper end of the market, we believe that it will still be able to deliver healthy growth in the medium/long term and investors are overstating the risks. There was also relative weakness among our positions in France. Consulting and engineering services company Altran increased a modest 12%. In the fourth quarter, Altran announced the purchase of U.S. design and engineering services firm Aricent which brings technology systems, semiconductors, software and design expertise. This deal raised concerns based on Altran’s historical integration track. As previous acquisitions were integrated under a different management team and as this deal cemented Altran’s move up the value chain, we maintained our conviction and continued to add to this name on weakness. We sold out of Teleperformance, a global leader in call center outsourcing with locations across North America, Europe, Latin America and the Pacific Rim, in the fourth quarter as the company exceeded the Fund’s size limit for small capitalization stocks.

Regional Performance: Japan

Our holdings in the land of the rising sun also bolstered the Fund’s performance. Disco, the world’s largest manufacturer of dicing and grinding equipment used in the production of semiconductors, returned 86% for the year. This addition to the Fund since the fourth quarter of 2016 has a dominant market share in equipment used to create the ever-thinner wafers for integrated circuits. Disco reported strong results throughout the year and indicated a robust backlog as the company benefited from the semiconductor super cycle. Also delivering a 72% gain was Nihon M&A Center, a boutique advisory firm specializing in mergers and acquisitions (M&A) intermediary services for small-to-mid-sized enterprises (SME). We had added to our position at the beginning of the year and later Nihon reported significant growth in its deal pipeline, which also led the company to increase its forward guidance. Demographics and the need for SME succession plans continue to provide a strong structural tailwind for merger and acquisition activity in Japan and benefit Nihon M&A. We initiated a position in Japan Lifeline, which distributes vascular medical devices from third parties, as well as those designed internally, in mid-April. Over the years the company has transitioned from a distributor to a manufacturer—currently nearly 60% of its sales were of its own brands—and its margins and competitive advantages have increased. This year, the company announced plans to begin export sales, which should dramatically expand its growth potential, and the stock closed the year 116% higher from when we started buying it.

In the first three quarters of the year, there was relative weakness among domestically focused companies as indicators showed lingering weakness in consumer confidence; however, domestic sentiment rebounded in the fourth quarter with the ongoing tightness in the labor market and the government’s push for wage hikes. Shares of Hiroshima Bank, a regional bank in southern Japan, experienced profit-taking following a strong end to 2016. We appreciated Hiroshima Bank’s high market share in the region and long history of steadily increasing profit; also, counter to the norm for Japanese banks, all of its senior managers own stakes in Hiroshima Bank. Shares were sluggish and decreased 6% on limited investor appetite for Japanese financials amidst a lower interest rate environment. Another laggard was Sugi Holdings, a chain of community drug stores dispensing prescription medication and offering advice on over-the-counter drugs and cosmetics only. Shares rose a modest 7% as costs rose temporarily due to the hiring of new pharmacists and expenses associated with their newly opened distribution centers. We expect margins to improve as one-time costs disappear and newly hired staff make more of a contribution.

Regional Performance: Asia/Pacific Ex- Japan and Middle East

We saw positive contributions across all countries in Asia/Pacific ex-Japan led by Hong Kong. Hong Kong-based luggage company Samsonite International was our biggest contributor in the region. Following the acquisition of the Tumi business in late 2016, its share price rose 62% this year benefiting from the smooth integration of the Tumi business. We are bullish on the outlook for the luggage industry, and drivers include strong emerging market growth driven by a rising middle class, cheaper airfares, consolidation of the industry, changing regulations regarding in-cabin baggage, and weight-based charging for luggage on airplanes. Moving down under, Challenger, an Australian financial services firm offering primarily annuities and other fixed income products, rose 36% on strong growth in assets under management. The company’s early foray into Japanese annuities also showed strong sales momentum. New Zealand-based Fisher & Paykel Healthcare was also no snoozer with shares rising 75%. The company develops respiratory care products, such as for the treatment of obstructive sleep apnea. Management reported strong growth in sales of its nasal high-flow oxygen therapy equipment to hospitals. Investors were also pleased as management reiterated their strategy and outlook for “profitable and sustainable growth.” Finally, our one holding in the Middle East, Israel-based Frutarom, returned 82% this year. Frutarom is a manufacturer of specialty flavors and ingredients for food, beverage, fragrance, pharmaceutical and cosmetic products. Frutarom is a classic example of a mission critical, niche dominator with strong pricing power. Its share price rose as results showed a continuation of strong underlying trends plus M&A initiatives.

Regional Performance: Emerging Markets

Emerging markets was the strongest region this year and our holdings provided additional support for the Fund. We remained positive on the Indian financials

21

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (continued)

sector as it is very underpenetrated and specialty finance companies are positioned to benefit from rising structural demand. Our holdings in India were hurt at the end of 2016 by the government’s surprise demonetarization plans to eliminate the 500 and 1,000 rupee notes. We reversed those losses and made strong gains in 2017 as the structural growth trajectory for the sector resumed. Indiabulls Housing Finance, the country’s second-largest private sector mortgage finance company, charged forward with an 80% return. The company benefited from a government proposal providing interest subsidies for affordable home loans and Modi’s “Housing for All” initiatives. In Malaysia, the share price for AirAsia, the low-cost passenger airline in Southeast Asia, flew 71% as the company reported steady growth in the number of passengers and high load factors, and continued to move forward with its expansion into other countries. AirAsia also announced its intention to divest its aircraft leasing unit, which should result in a large gain that most likely would partly be used for an extraordinary dividend payment. In the third quarter, the company also announced an internal reorganization which investors also saw as positive. Moving north to Taiwan, Chroma Ate is a producer of semiconductor testing equipment that is positioned to benefit from upcoming capital expenditure cycles such as the Chinese electronic vehicle market, increasing use of 3D sensors and rising demand for graphics processing units. The company rose 75% on earnings consistently beating expectations and positive guidance for 2018, and we took the opportunity to trim into strength.

The Americas were a challenging area for us. Shares in Mexico-based Credito Real, which engages in consumer lending to the low and middle income segments of the population, declined 5%. Shares took a dive in the fourth quarter as the company missed results as provisions rose due to late payments in payroll loans from the earthquake in Mexico. Moving over to Asia, motion picture technology provider IMAX China declined 45% while we owned it this year and was the biggest detractor in the region. We were positive on the stock due to a strong backlog of hardware sales to Chinese cinemas and positive long-term trends favoring IMAX-format blockbuster movies. However, IMAX China’s gross box office receipts underperformed the overall film market in China. We also experienced increased difficulty in forecasting IMAX China’s revenues from its biggest client Wanda (a conglomerate) and Wanda’s trading halt in July 2017 elevated our concerns. With decreasing visibility on its key revenue drivers and customers, we let the credits roll and exited the name in the third quarter.

As 2017 closed, the global economies appeared on a uniformly upward growth path for the first time since 2008’s global financial crisis—albeit at different paces. Many global uncertainties remain, including the actual impact of U.S. tax law changes, how much longer a nine-year bull market in the U.S. could continue, the shape of a new U.K. trade agreement with the European Union now that the terms of its Brexit have been set, along with escalating tensions surrounding North Korea. However, our investment experience has shown us that the markets never followed a guaranteed path. As bottom-up active managers we believe that shifting environments create additional investment opportunities, thus no matter what 2018 brings we are steadfast that our disciplined analysis of business models and management teams should find superior companies.

For the new year, we remain dedicated to adding value to the assets you have entrusted to us, and look forward to working with you throughout 2018. As always, please feel free to contact us if you have any questions.

[1] As represented by the S&P 500 and Russell 3000 indexes, respectively

[2] As represented by the MSCI EAFE Index

[3] As represented by the MSCI Emerging Markets Index

[4] As defined by the CBOE set of volatility indexes (based on market expectations of near-term volatility for S&P 500, MSCI EAFE, and MSCI Emerging Markets index option or ETF prices)

[5] Source: IHS Markit surveys of global purchasing executives

[6] Source: FactSet Economics Standardized Database

[7] Source: Wall Street Journal

[8] Source: Bank of Japan

This commentary reflects the viewpoints of the portfolio manager, TimesSquare Capital Management, LLC as of December 31, 2017 and is not intended as a forecast or guarantee of future results and is subject to change without notice.

22

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare International Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class Z (formerly Class I) shares on January 2, 2013 (inception date) to a $10,000 investment made in the MSCI EAFE Small Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare International Small Cap Fund and the MSCI EAFE Small Cap Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date

AMG TimesSquare International Small Cap Fund[2,3,4,5,6,7,8,9]

Class N10	38.63%	14.56%	01/02/13

Class I	—	30.72%	02/24/17

Class Z10	38.86%	14.77%	01/02/13

MSCI EAFE Small Cap Index[11]	33.01%	12.51%	01/02/13	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  A short-term redemption fee of 2% will be charged on shares held for less than 60 days.

[4]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

[5]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[6]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[7]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars.

[8]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[9]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

[10] Effective February 27, 2017, the Class S and Class I were renamed Class N and Class Z, respectively.

[11] The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets (DM) countries around the world, excluding the US and Canada. Unlike the Fund, the MSCI EAFE Small Cap Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

23

AMG TimesSquare International Small Cap Fund Fund Snapshots (unaudited) December 31, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Consumer Discretionary	23.8
Industrials	23.2
Financials	20.3
Information Technology	13.1
Health Care	8.6
Materials	4.2
Consumer Staples	2.0
Telecommunication Services	0.5
Short-Term Investments*	8.8
Other Assets Less Liabilities**	(4.5)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Samsonite International, S.A.	2.7
Melrose Industries PLC	2.7
Modern Times Group MTG AB, Class B	2.6
Prosegur Cia de Seguridad, S.A.	2.6
Don Quijote Holdings Co., Ltd.	2.6
Horiba, Ltd.	2.5
FinecoBank Banca Fineco S.P.A.	2.5
RPC Group PLC	2.5
Amplifon S.P.A.	2.4
en-japan, Inc.	2.3

Top Ten as a Group	25.4

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

24

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments December 31, 2017

	Shares	Value
Common Stocks - 95.4%
Consumer Discretionary - 23.8%
ABC-Mart, Inc. (Japan)	223,100	$12,787,615
CIE Automotive, S.A. (Spain)	482,000	13,969,381
CTS Eventim AG & Co. KGaA (Germany)	144,412	6,713,934
Dalata Hotel Group PLC (Ireland)*	1,812,030	13,708,064
Dignity PLC (United Kingdom)	531,200	13,053,007
Don Quijote Holdings Co., Ltd. (Japan)	331,300	17,270,645
IDOM, Inc. (Japan)[1]	1,314,600	9,307,041
Izumi Co., Ltd. (Japan)	230,200	14,287,411
Modern Times Group MTG AB, Class B (Sweden)[1]	419,300	17,619,858
Moncler S.P.A. (Italy)	134,100	4,191,625
Samsonite International, S.A. (United States)	3,995,550	18,359,529
Ser Educacional, S.A. (Brazil)[2]	370,700	3,497,908
Skylark Co., Ltd. (Japan)[1]	369,300	5,247,611
Yoox Net-A-Porter Group S.P.A. (Italy)*,1	310,575	10,833,452
Total Consumer Discretionary		160,847,081
Consumer Staples - 2.0%
Sugi Holdings Co., Ltd. (Japan)	270,830	13,796,858
Financials - 20.0%
Aruhi Corp. (Japan)*	414,300	4,842,539
Avanza Bank Holding AB (Sweden)[1]	230,500	9,668,912
Bolsas y Mercados Espanoles SHMSF, S.A. (Spain)[1]	110,700	3,526,451
Challenger, Ltd. (Australia)	884,178	9,642,402
Credito Real, S.A.B. de C.V. SOFOM ER (Mexico)	1,414,764	1,767,151
Dewan Housing Finance Corp., Ltd. (India)	1,219,300	11,112,315
Edelweiss Financial Services, Ltd. (India)	1,880,588	8,736,583
FinecoBank Banca Fineco S.P.A. (Italy)	1,676,200	17,121,684
GRENKE AG (Germany)	31,925	3,026,181
The Hiroshima Bank, Ltd. (Japan)	392,600	3,406,283
Hoist Finance AB (Sweden)[2]	302,800	3,405,213
Indiabulls Housing Finance, Ltd. (India)	387,500	7,264,619
Jupiter Fund Management PLC (United Kingdom)	1,063,600	8,999,619
Qualitas Controladora, SAB de CV (Mexico)	892,825	1,648,746
Steadfast Group, Ltd. (Australia)	5,341,000	11,717,265
Tamburi Investment Partners S.P.A. (Italy)[1]	667,000	4,439,134
Topdanmark A/S (Denmark)*	312,250	13,485,507
Zenkoku Hosho Co., Ltd. (Japan)	260,400	11,186,064
Total Financials		134,996,668
Health Care - 8.6%
Amplifon S.P.A. (Italy)[1]	1,049,400	16,167,086
DiaSorin S.P.A. (Italy)	34,425	3,052,641

	Shares	Value
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	458,300	$4,649,729
Japan Lifeline Co., Ltd. (Japan)[1]	528,400	10,964,911
Korian, S.A. (France)	238,900	8,440,212
Orpea (France)	35,180	4,141,939
UDG Healthcare PLC (Ireland)	933,800	10,631,084
Total Health Care		58,047,602
Industrials - 23.2%
AirAsia Bhd (Malaysia)	8,389,500	6,944,607
Alimak Group AB (Sweden)[2]	181,998	2,839,547
Benefit One, Inc. (Japan)[1]	408,200	8,535,390
Clarkson PLC (United Kingdom)	120,700	4,662,365
Daetwyler Holding AG (Switzerland)	40,884	7,901,978
Diploma PLC (United Kingdom)	361,125	6,080,021
en-japan, Inc. (Japan)	332,700	15,653,175
Interpump Group S.P.A. (Italy)	329,550	10,342,966
IPH, Ltd. (Australia)[1]	1,809,400	7,749,103
Irish Continental Group PLC (Ireland)	927,610	6,448,668
LISI (France)	103,690	4,987,472
Melrose Industries PLC (United Kingdom)	6,295,682	18,011,111
Nabtesco Corp. (Japan)	286,000	10,928,556
Nihon M&A Center, Inc. (Japan)	197,900	9,422,143
Norma Group SE (Germany)	30,165	2,019,710
Palfinger AG (Austria)	62,140	2,539,548
Polypipe Group PLC (United Kingdom)	967,035	5,133,775
Prosegur Cia de Seguridad, S.A. (Spain)	2,216,410	17,387,915
Rotork PLC (United Kingdom)[1]	802,400	2,880,417
Stabilus, S.A. (Luxembourg)	65,700	5,908,302
Total Industrials		156,376,769
Information Technology - 13.1%
Altran Technologies, S.A. (France)[1]	881,477	14,667,267
Ascom Holding AG (Switzerland)	215,800	5,571,012
Chroma ATE, Inc. (Taiwan)	924,300	5,014,587
Disco Corp. (Japan)	38,000	8,422,302
Halma PLC (United Kingdom)	261,700	4,446,576
Horiba, Ltd. (Japan)	284,795	17,146,167
Iriso Electronics Co., Ltd. (Japan)	103,800	6,197,371
Link Administration Holdings, Ltd. (Australia)	1,351,800	8,862,616
Nemetschek SE (Germany)	33,700	3,014,798
RIB Software SE (Germany)[1]	307,400	9,119,906

The accompanying notes are an integral part of these financial statements.
25

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 13.1% (continued)
SimCorp A/S (Denmark)	99,300	$5,652,099
Total Information Technology		88,114,701
Materials - 4.2%
Frutarom Industries, Ltd. (Israel)[1]	123,920	11,612,264
RPC Group PLC (United Kingdom)	1,412,850	16,782,096
Total Materials		28,394,360
Telecommunication Services - 0.5%
Tower Bersama Infrastructure Tbk PT (Indonesia)	6,459,400	3,052,193
Total Common Stocks (Cost $561,774,939)		643,626,232
Participation Notes - 0.3%
Financials - 0.3%
Indiabulls Housing Finance, Ltd., 11/28/18 (Morgan Stanley) (India)	91,250	1,710,701
Total Participation Notes (Cost $1,348,619)		1,710,701
Warrants - 0.0%#
Financials - 0.0%#
Tamburi Investment Partners S.P.A., 06/30/20 (Italy)* (Cost $148,266)	122,825	166,529

	Principal Amount
Short-Term Investments - 8.8%

Joint Repurchase Agreements - 6.1%[3]
Cantor Fitzgerald Securities, Inc., dated 12/29/17, due 01/02/18, 1.410% total to be received $9,806,177 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.500%, 01/31/18 - 06/20/63, totaling $10,000,734)	$9,804,641	9,804,641

	Principal Amount	Value
Daiwa Capital Markets America, dated 12/29/17, due 01/02/18, 1.430% total to be received $9,806,199 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 01/11/18 - 12/01/51, totaling $10,000,734)	$9,804,641	$9,804,641
HSBC Securities USA, Inc., dated 12/29/17, due 01/02/18, 1.380% total to be received $9,806,144 (collateralized by various U.S. Government Agency Obligations, 0.000% - 0.375%, 05/15/18 - 08/15/46, totaling $10,000,817)	9,804,641	9,804,641
Jefferies LLC, dated 12/29/17, due 01/02/18, 1.500% total to be received $2,062,840 (collateralized by various U.S. Government Agency Obligations, 0.000% - 1.750%, 09/13/18 - 04/30/22, totaling $2,103,747)	2,062,496	2,062,496
State of Wisconsin Investment Board, dated 12/29/17, due 01/02/18, 1.630% total to be received $9,806,417 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 01/15/19 - 02/15/46, totaling $10,076,912)	9,804,641	9,804,641
Total Joint Repurchase Agreements		41,281,060

	Shares
Other Investment Companies - 2.7%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18%[4]	18,167,613	18,167,613
Total Short-Term Investments (Cost $59,448,673)		59,448,673
Total Investments - 104.5% (Cost $622,720,497)		704,952,135
Other Assets, less Liabilities - (4.5)%		(30,537,906)
Net Assets - 100.0%		$674,414,229

#	Less than 0.05%.
*	Non-income producing security.
[1]	Some or all of these securities, amounting to $36,122,669 or 5.4% of net assets, were out on loan to various brokers.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2017, the value of these securities amounted to $9,742,668 or 1.4% of net assets.
[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[4]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.
26

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2†	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$48,618,508	$112,228,573	—	$160,847,081
Industrials	28,729,070	127,647,699	—	156,376,769
Financials	32,123,631	102,873,037	—	134,996,668
Information Technology	—	88,114,701	—	88,114,701
Health Care	24,607,298	33,440,304	—	58,047,602
Materials	—	28,394,360	—	28,394,360
Consumer Staples	—	13,796,858	—	13,796,858
Telecommunication Services	—	3,052,193	—	3,052,193
Participation Notes	—	1,710,701	—	1,710,701
Warrants
Financials	166,529	—	—	166,529
Short-Term Investments
Joint Repurchase Agreements	—	41,281,060	—	41,281,060
Other Investment Companies	18,167,613	—	—	18,167,613

Total Investment in Securities	$152,412,649	$552,539,486	—	$704,952,135

†	As a result of the fair valuation policy utilized by the Fund, certain international equity securities may be level 2 and could result in transfers between level 1 to level 2. (See Note 1(a) in the Notes to Financial Statements.)

As of December 31, 2017, the Fund had transfers between level 1 and level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2[1]
Assets:
Common Stocks	$12,926,888	$(5,352,282)	$5,352,282	$(12,926,888)

1 As a result of the fair valuation policy utilized by the Fund, certain international equity securities may be level 2 and could result in transfers between level 1 to level 2. (See Note 1(a) in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.
27

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments (continued)

Country	% of Long-Term Investments
Australia	5.9
Austria	0.4
Brazil	0.5
Denmark	2.9
France	5.0
Germany	3.7
India	4.5
Indonesia	0.5
Ireland	4.8
Israel	1.8
Italy	10.3
Japan	27.8
Luxembourg	0.9
Malaysia	1.1
Mexico	0.5
New Zealand	0.7
Spain	5.4
Sweden	5.2
Switzerland	2.1
Taiwan	0.8
United Kingdom	12.4
United States	2.8

100.0

The accompanying notes are an integral part of these financial statements.
28

Statement of Assets and Liabilities December 31, 2017

	AMG TimesSquare Small Cap Growth Fund#	AMG TimesSquare Mid Cap Growth Fund#	AMG TimesSquare International Small Cap Fund#
Assets:
Investments at Value* (including securities on loan valued at $108,634,757, $39,934,682, and $36,122,669, respectively)	$1,302,803,460	$2,129,740,955	$704,952,135
Foreign currency**	—	—	1,589,677
Receivable for investments sold	4,726,179	12,771,738	—
Dividend, interest and other receivables	1,693,225	1,109,723	662,756
Receivable for Fund shares sold	688,506	2,276,426	10,502,929
Receivable from affiliate	—	860	10,597
Prepaid expenses	22,751	15,289	41,212
Total assets	1,309,934,121	2,145,914,991	717,759,306
Liabilities:
Payable upon return of securities loaned	113,387,081	41,151,223	41,281,060
Payable for investments purchased	11,009	4,710,831	—
Payable for Fund shares repurchased	8,334,551	9,951,279	1,038,857
Payable for foreign capital gains tax	—	—	366,726
Accrued expenses:
Investment advisory and management fees	860,749	1,515,654	403,851
Administrative fees	151,897	267,468	80,770
Shareholder service fees	53,447	138,201	62,654
Professional fees	56,529	75,676	44,905
Trustee fees and expenses	12,356	21,742	5,858
Other	85,462	217,850	60,396
Total liabilities	122,953,081	58,049,924	43,345,077

Net Assets	$1,186,981,040	$2,087,865,067	$674,414,229
* Investments at cost	$960,599,312	$1,404,467,208	$622,720,497
** Foreign currency at cost	—	—	$1,576,609

The accompanying notes are an integral part of these financial statements.
29

Statement of Assets and Liabilities (continued)

	AMG TimesSquare Small Cap Growth Fund#	AMG TimesSquare Mid Cap Growth Fund#	AMG TimesSquare International Small Cap Fund#
Net Assets Represent:
Paid-in capital	$821,283,376	$1,336,337,462	$596,235,274
Distribution in excess of net investment income	–	(1,736,085)	(831,704)
Accumulated net realized gain (loss) from investments	23,493,516	27,989,943	(2,873,536)
Net unrealized appreciation on investments	342,204,148	725,273,747	81,884,195
Net Assets	$1,186,981,040	$2,087,865,067	$674,414,229

Class N:
Net Assets	$318,627,227	$519,337,499	$238,935,012
Shares outstanding	18,848,791	28,220,530	14,066,734
Net asset value, offering and redemption price per share	$16.90	$18.40	$16.99
Class I:
Net Assets	$2,065,189	$397,061,350	$182,527,906
Shares outstanding	119,236	21,048,665	10,689,277
Net asset value, offering and redemption price per share	$17.32	$18.86	$17.08
Class Z:
Net Assets	$866,288,624	$1,171,466,218	$252,951,311
Shares outstanding	49,981,663	62,069,926	14,807,447
Net asset value, offering and redemption price per share	$17.33	$18.87	$17.08

#	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.
30

Statement of Operations For the fiscal year ended December 31, 2017

	AMG TimesSquare Small Cap Growth Fund#	AMG TimesSquare Mid Cap Growth Fund#	AMG TimesSquare International Small Cap Fund#
Investment Income:
Dividend income	$7,887,230 [1]	$11,310,571 [2]	$5,985,190 [3]
Securities lending income	480,517	71,502	274,670
Interest income	497	328	108
Foreign withholding tax	—	(65,935)	(493,759)
Total investment income	8,368,244	11,316,466	5,766,209
Expenses:
Investment advisory and management fees	9,537,155	16,890,542	2,405,680
Administrative fees	1,683,027	2,980,684	481,136
Shareholder servicing fees - Class N	612,919	1,430,554	294,577
Shareholder servicing fees - Class I	913	86,900	36,151
Professional fees	122,740	190,229	60,084
Registration fees	80,024	91,203	67,907
Transfer agent fees	33,702	62,221	11,219
Custodian fees	78,194	131,563	79,974
Reports to shareholders	32,504	151,411	17,645
Trustee fees and expenses	75,493	133,158	17,064
Miscellaneous	25,056	39,464	5,530
Repayment of prior reimbursements	—	—	225,816
Total expenses before offsets	12,281,727	22,187,929	3,702,783
Expense reimbursements	—	—	(5,213)
Expense reductions	(167,940)	(198,314)	—
Fee waivers	—	(12,258)	(23,483)
Net expenses	12,113,787	21,977,357	3,674,087

Net investment income (loss)	(3,745,543)	(10,660,891)	2,092,122
Net Realized and Unrealized Gain:
Net realized gain on investments	135,696,788	271,824,047	1,155,676 [4]
Net realized loss on foreign currency transactions	—	—	(271,303)
Net change in unrealized appreciation/depreciation on investments	84,309,852	142,451,089	82,007,485
Net change in unrealized appreciation/depreciation on foreign currency translations	—	—	(345,165)
Net realized and unrealized gain	220,006,640	414,275,136	82,546,693

Net increase in net assets resulting from operations	$216,261,097	$403,614,245	$84,638,815

#	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	Includes non-recurring dividends of $2,657,706.
[2]	Includes non-recurring dividends of $2,391,400.
[3]	Includes non-recurring dividends of $1,316,312.
[4]	Net of foreign capital gains tax withheld of $702.

The accompanying notes are an integral part of these financial statements.
31

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG TimesSquare Small Cap Growth Fund#		AMG TimesSquare Mid Cap Growth Fund#		AMG TimesSquare International Small Cap Fund#
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$(3,745,543)	$(2,593,094)	$(10,660,891)	$(4,685,602)	$2,092,122	$932,068
Net realized gain on investments	135,696,788	34,814,636	271,824,047	117,616,326	884,373	448,859
Net change in unrealized appreciation/depreciation on investments	84,309,852	52,634,807	142,451,089	15,748,430	81,662,320	(2,709,017)
Net increase (decrease) in net assets resulting from operations	216,261,097	84,856,349	403,614,245	128,679,154	84,638,815	(1,328,090)
Distributions to Shareholders:
From net investment income:
Class N	—	(604,904)	—	—	(815,277)	(151,174)
Class I	—	—	—	—	(802,467)	—
Class Z	—	(2,833,145)	—	(498,842)	(1,184,908)	(625,160)
From net realized gain on investments:
Class N	(31,523,286)	(10,046,501)	(67,489,978)	(45,144,770)	(960,276)	(358,289)
Class I	(200,825)	—	(50,207,180)	—	(716,707)	—
Class Z	(84,833,271)	(24,334,444)	(150,362,115)	(57,720,001)	(1,025,654)	(1,276,271)
Total distributions to shareholders	(116,557,382)	(37,818,994)	(268,059,273)	(103,363,613)	(5,505,289)	(2,410,894)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	7,384,215	(46,497,760)	110,638,897	(334,049,896)	466,883,510	101,680,176

Total increase (decrease) in net assets	107,087,930	539,595	246,193,869	(308,734,355)	546,017,036	97,941,192
Net Assets:
Beginning of year	1,079,893,110	1,079,353,515	1,841,671,198	2,150,405,553	128,397,193	30,456,001
End of year	$1,186,981,040	$1,079,893,110	$2,087,865,067	$1,841,671,198	$674,414,229	$128,397,193
End of year accumulated undistributed (distribution in excess) net investment income	—	—	$(1,736,085)	$1,284,526	$(831,704)	$(354,954)

#	Effective October 1, 2016, and February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.
32

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017#	2016##	2015	2014	2013
Net Asset Value, Beginning of Year	$15.52	$14.84	$16.44	$17.80	$12.82
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.08)[3]	(0.06)[4]	(0.10)[5]	(0.08)[6]	(0.10)[7]
Net realized and unrealized gain (loss) on investments	3.32	1.28	0.27	(0.40)	6.18
Total income (loss) from investment operations	3.24	1.22	0.17	(0.48)	6.08
Less Distributions to Shareholders from:
Net investment income	—	(0.03)	—	—	—
Net realized gain on investments	(1.86)	(0.51)	(1.77)	(0.88)	(1.10)
Total distributions to shareholders	(1.86)	(0.54)	(1.77)	(0.88)	(1.10)
Net Asset Value, End of Year	$16.90	$15.52	$14.84	$16.44	$17.80
Total Return[2,8]	20.87%	8.20%	0.90%	(2.78)%	47.44%
Ratio of net expenses to average net assets	1.23%[10]	1.23%[10]	1.22%[10]	1.19%[10]	1.19%[10,11]
Ratio of gross expenses to average net assets[14]	1.24%	1.24%	1.23%	1.22%	1.20%[11]
Ratio of net investment loss to average net assets[2]	(0.48)%	(0.38)%	(0.60)%	(0.47)%	(0.63)%[11]
Portfolio turnover	58%	62%	71%	48%	61%
Net assets end of year (000’s) omitted	$318,627	$313,713	$272,609	$320,512	$351,132

33

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class I	2017*
Net Asset Value, Beginning of Period	$16.52
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.05)[3]
Net realized and unrealized gain on investments	2.71
Total income from investment operations	2.66
Less Distributions to Shareholders from:
Net realized gain on investments	(1.86)
Total distributions to shareholders	(1.86)
Net Asset Value, End of Period	$17.32
Total Return[2,8]	16.11%[9]
Ratio of net expenses to average net assets	1.10%[12,13]
Ratio of gross expenses to average net assets[14]	1.11%[12]
Ratio of net investment loss to average net assets[2]	(0.35)%[12]
Portfolio turnover	58%
Net assets end of period (000’s) omitted	$2,065

34

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2017#	2016##	2015	2014	2013
Net Asset Value, Beginning of Year	$15.84	$15.14	$16.75	$18.08	$13.00
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.05)[3]	(0.03)[4]	(0.07)[5]	(0.05)[6]	(0.08)[7]
Net realized and unrealized gain (loss) on investments	3.40	1.31	0.26	(0.39)	6.28
Total income (loss) from investment operations	3.35	1.28	0.19	(0.44)	6.20
Less Distributions to Shareholders from:
Net investment income	—	(0.06)	—	—	—
Net realized gain on investments	(1.86)	(0.52)	(1.80)	(0.89)	(1.12)
Total distributions to shareholders	(1.86)	(0.58)	(1.80)	(0.89)	(1.12)
Net Asset Value, End of Year	$17.33	$15.84	$15.14	$16.75	$18.08
Total Return[2,8]	21.14%	8.45%	1.03%	(2.48)%	47.69%
Ratio of net expenses to average net assets	1.03%[10]	1.03%[10]	1.02%[10]	1.01%[10]	1.06%[10,11]
Ratio of gross expenses to average net assets[14]	1.04%	1.04%	1.03%	1.04%	1.07%[11]
Ratio of net investment loss to average net assets[2]	(0.28)%	(0.20)%	(0.40)%	(0.29)%	(0.53)%[11]
Portfolio turnover	58%	62%	71%	48%	61%
Net assets end of year (000’s) omitted	$866,289	$766,180	$806,745	$768,312	$896,706

#	Effective February 27, 2017, the Class I and Class S were renamed Class Z and Class N, respectively.
##	Effective October 1, 2016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.
*	Commencement of operations was on February 27, 2017.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.12), $(0.09) and $(0.09) for Class N, Class I and Class Z, respectively.
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08) and $(0.05) for Class N and Class Z, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.12) and $(0.09) for Class N and Class Z, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.12) and $(0.10) for Class N and Class Z, respectively.
[7]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.11) and $(0.09) for Class N and Class Z, respectively.
[8]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[9]	Not annualized.
[10]	Includes reduction from broker recapture amounting to 0.01%, 0.01%, 0.01%, 0.03% and 0.01% for the fiscal years ended 2017, 2016, 2015, 2014 and 2013, respectively.
[11]	Includes non-routine extraordinary expenses amounting to 0.017% and 0.018% of average net assets for the Class N and Class Z, respectively.
[12]	Annualized.
[13]	Includes reduction from broker recapture amounting to 0.01% for the fiscal period ended 2017.
[14]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

35

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017#	2016##	2015	2014	2013
Net Asset Value, Beginning of Year	$17.26	$17.02	$18.24	$18.23	$14.87
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.12)[3]	(0.06)[4]	(0.07)[5]	(0.06)[5]	(0.07)[6]
Net realized and unrealized gain on investments	3.98	1.31	0.17	1.00	5.47
Total income from investment operations	3.86	1.25	0.10	0.94	5.40
Less Distributions to Shareholders from:
Net realized gain on investments	(2.72)	(1.01)	(1.32)	(0.93)	(2.04)
Total distributions to shareholders	(2.72)	(1.01)	(1.32)	(0.93)	(2.04)
Net Asset Value, End of Year	$18.40	$17.26	$17.02	$18.24	$18.23
Total Return[2,7]	22.40%	7.26%	0.49%	5.12%	36.43%
Ratio of net expenses to average net assets	1.23%[9]	1.23%[9]	1.22%[9]	1.22%[9]	1.24%[9,10]
Ratio of gross expenses to average net assets[13]	1.24%	1.24%	1.23%	1.24%	1.25%[10]
Ratio of net investment loss to average net assets[2]	(0.66)%	(0.36)%	(0.37)%	(0.34)%	(0.38)%[10]
Portfolio turnover	54%	47%	47%	43%	54%
Net assets end of year (000’s) omitted	$519,337	$815,473	$867,245	$916,541	$1,214,525

36

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class I	2017*
Net Asset Value, Beginning of Period	$18.73
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.09)[3]
Net realized and unrealized gain on investments	2.94
Total income from investment operations	2.85
Less Distributions to Shareholders from:
Net realized gain on investments	(2.72)
Total distributions to shareholders	(2.72)
Net Asset Value, End of Period	$18.86
Total Return[2,7]	15.24%[8]
Ratio of net expenses to average net assets	1.08%[11,12]
Ratio of gross expenses to average net assets[13]	1.09%[11]
Ratio of net investment loss to average net assets[2]	(0.52)%[11]
Portfolio turnover	54%
Net assets end of period (000’s) omitted	$397,061

37

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2017#	2016##	2015	2014	2013
Net Asset Value, Beginning of Year	$17.61	$17.33	$18.54	$18.49	$15.05
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.09)[3]	(0.03)[4]	(0.03)[5]	(0.02)[5]	(0.03)[6]
Net realized and unrealized gain on investments	4.07	1.35	0.16	1.02	5.54
Total income from investment operations	3.98	1.32	0.13	1.00	5.51
Less Distributions to Shareholders from:
Net investment income	—	(0.01)	—	—	—
Net realized gain on investments	(2.72)	(1.03)	(1.34)	(0.95)	(2.07)
Total distributions to shareholders	(2.72)	(1.04)	(1.34)	(0.95)	(2.07)
Net Asset Value, End of Year	$18.87	$17.61	$17.33	$18.54	$18.49
Total Return[2,7]	22.63%	7.53%	0.67%	5.34%	36.72%
Ratio of net expenses to average net assets	1.03%[9]	1.03%[9]	1.02%[9]	1.03%[9]	1.04%[9,10]
Ratio of gross expenses to average net assets[13]	1.04%	1.04%	1.03%	1.04%	1.05%[10]
Ratio of net investment loss to average net assets[2]	(0.46)%	(0.16)%	(0.17)%	(0.12)%	(0.17)%[10]
Portfolio turnover	54%	47%	47%	43%	54%
Net assets end of year (000’s) omitted	$1,171,466	$1,026,198	$1,283,161	$1,542,214	$1,319,016

#	Effective February 27, 2017, the Class I and Class S were renamed Class Z and Class N, respectively.
##	Effective October 1, 2016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.
*	Commencement of operations was on February 27, 2017.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment loss would have been $(0.14), $(0.11) and $(0.11) for Class N, Class I and Class Z, respectively.
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.07) and $(0.04) for Class N and Class Z, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08) and $(0.04) for Class N and Class Z, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.10) and $(0.06) for Class N and Class Z, respectively.
[7]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[8]	Not annualized.
[9]	Includes reduction from broker recapture amounting to 0.01% for each fiscal year ended 2017, 2016, 2015, 2014 and 2013, respectively.
[10]	Includes non-routine extraordinary expenses amounting to 0.019% and 0.019% of average net assets for the Class N and Class Z, respectively.
[11]	Annualized.
[12]	Includes reduction from broker recapture amounting to 0.01% for the fiscal period ended 2017.
[13]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

38

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017#	2016##	2015	2014	2013*
Net Asset Value, Beginning of Year	$12.35	$12.65	$11.79	$11.98	$10.00
Income (loss) from Investment Operations:
Net investment income[1,2]	0.08 [3]	0.04	0.05	0.11	0.11 [4]
Net realized and unrealized gain (loss) on investments	4.69	(0.11)	1.43	0.11	2.35
Total income (loss) from investment operations	4.77	(0.07)	1.48	0.22	2.46
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.07)	(0.17)	(0.14)	(0.21)
Net realized gain on investments	(0.07)	(0.16)	(0.45)	(0.27)	(0.09)
Paid in capital	—	—	—	—	(0.18)
Total distributions to shareholders	(0.13)	(0.23)	(0.62)	(0.41)	(0.48)
Net Asset Value, End of Year	$16.99	$12.35	$12.65	$11.79	$11.98
Total Return[2]	38.63%[5]	(0.55)%[5]	12.51%[5]	1.89%	24.77%[6]
Ratio of net expenses to average net assets	1.29%	1.30%	1.30%	1.30%	1.08%[7,8]
Ratio of gross expenses to average net assets[9]	1.30%	1.39%	1.59%	4.47%	8.50%[7,8]
Ratio of net investment income to average net assets[2]	0.53%	0.32%	0.37%	0.90%	0.97%[7,8]
Portfolio turnover	48%	58%	95%	61%	58%[6]
Net assets end of year (000’s) omitted	$238,935	$28,864	$337	$33	$19

39

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class I	2017**
Net Asset Value, Beginning of Period	$13.18
Income from Investment Operations:
Net investment income[1,2]	0.11 [3]
Net realized and unrealized gain on investments	3.94
Total income from investment operations	4.05
Less Distributions to Shareholders from:
Net investment income	(0.08)
Net realized gain on investments	(0.07)
Total distributions to shareholders	(0.15)
Net Asset Value, End of Period	$17.08
Total Return[2]	30.72%[5,6]
Ratio of net expenses to average net assets	1.09%[7]
Ratio of gross expenses to average net assets[9]	1.10%[7]
Ratio of net investment income to average net assets[2]	0.77%[7]
Portfolio turnover	48%
Net assets end of period (000’s) omitted	$182,528

40

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2017#	2016##	2015	2014	2013*
Net Asset Value, Beginning of Year	$12.41	$12.69	$11.82	$11.98	$10.00
Income (loss) from Investment Operations:
Net investment income[1,2]	0.11 [3]	0.28	0.13	0.14	0.10 [4]
Net realized and unrealized gain (loss) on investments	4.71	(0.32)	1.38	0.12	2.36
Total income (loss) from investment operations	4.82	(0.04)	1.51	0.26	2.46
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.08)	(0.19)	(0.14)	(0.21)
Net realized gain on investments	(0.07)	(0.16)	(0.45)	(0.28)	(0.09)
Paid in capital	—	—	—	—	(0.18)
Total distributions to shareholders	(0.15)	(0.24)	(0.64)	(0.42)	(0.48)
Net Asset Value, End of Year	$17.08	$12.41	$12.69	$11.82	$11.98
Total Return[2]	38.86%[5]	(0.29)%[5]	12.78%[5]	2.15%	24.77%[6]
Ratio of net expenses to average net assets	1.04%	1.05%	1.05%	1.05%	1.07%[7,8]
Ratio of gross expenses to average net assets[9]	1.05%	1.19%	1.30%	4.17%	8.05%[7,8]
Ratio of net investment income to average net assets[2]	0.70%	2.23%	1.04%	1.13%	0.88%[7,8]
Portfolio turnover	48%	58%	95%	61%	58%[6]
Net assets end of year (000’s) omitted	$252,951	$99,533	$30,119	$3,045	$2,768

#	Effective February 27, 2017, the Class I and Class S were renamed Class Z and Class N, respectively.
##	Effective October 1, 2016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.
*	Commencement of operations was on January 2, 2013.
**	Commencement of operations was on February 27, 2017.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, $0.05 and $0.05 for Class N, Class I and Class Z, respectively.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.10 and $0.09 for Class N and Class Z, respectively.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Annualized.
[8]	Includes non-routine extraordinary expenses amounting to 0.028% and 0.020% of average net assets for the Class N and Class Z, respectively.
[9]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

41

Notes to Financial Statements December 31, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG TimesSquare Small Cap Growth Fund (“Small Cap”), AMG TimesSquare Mid Cap Growth Fund (“Mid Cap”) and AMG TimesSquare International Small Cap Fund (“International Small Cap”), each a “Fund” and collectively, the “Funds.”

Each Fund offers different classes of shares, which, effective October 1, 2016, were renamed. Each Fund previously offered Institutional Class shares and Premier Class shares which were renamed to Class I and Class S, respectively. Effective February 27, 2017, Class I and Class S shares were renamed to Class Z and Class N, respectively, and each Fund added Class I shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Small Cap is closed to new investors. Please refer to a current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

42

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended December 31, 2017, the impact on the expense ratios, if any, were as follows: Small Cap - $167,940 or 0.01% and Mid Cap - $198,314 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to a net operating loss offset by short term capital gains, tax adjustments on passive foreign investment companies sold and foreign currency. Temporary differences are due to differing treatments for losses deferred due to excise tax regulations, mark-to-market on passive foreign investment companies, partnerships, and wash sales.

43

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	Small Cap		Mid Cap		International Small Cap
Distributions paid from:	2017	2016	2017	2016	2017	2016
Ordinary income	–	–	–	–	$2,802,652	$776,559
Short-term capital gains	$16,815,554	–	$26,618,955	–	2,229,098	112,641
Long-term capital gains	99,741,828	$37,818,094	241,440,318	$103,363,613	473,539	1,521,694

	$116,557,382	$37,818,094	$268,059,273	$103,363,613	$5,505,289	$2,410,894

As of December 31, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

	Small Cap	Mid Cap	International Small Cap
Capital loss carryforward	–	–	–
Undistributed ordinary income	–	–	$1,310,632
Undistributed short-term capital gains	$6,836,312	$520,564	1,560
Undistributed long-term capital gains	21,535,354	43,766,395	1,422
Late-year loss deferral	–	–	792,755

At December 31, 2017, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Small Cap	$965,477,462	$373,959,258	$(36,633,260)	$337,325,998
Mid Cap	1,422,500,309	732,905,264	(25,664,618)	707,240,646
International Small Cap	626,946,596	86,592,387	(8,934,291)	77,658,096

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2017, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2017, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur capital losses for the fiscal year ended December 31, 2018, such amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. International Small Cap will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For fiscal years ended December 31, 2017 and December 31, 2016, International Small Cap had redemption fees amounting to $31,001 and $2,422, respectively. This amount is netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

For the fiscal year ended December 31, 2016, Small Cap transferred securities and cash to certain shareholders in connection with redemptions in-kind transactions in the amount of $24,588,173. For the purposes of U.S. GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

44

Notes to Financial Statements (continued)

For the fiscal years ended December 31, 2017 and December 31, 2016, the capital stock transactions by class for the Funds were as follows:

		Small Cap				Mid Cap
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	2,100,733	$35,399,570	5,592,307	$84,952,891	4,524,948	$85,060,323	7,707,833	$135,693,246
Reinvestment of distributions	1,860,927	31,505,486	677,811	10,648,411	3,664,641	67,392,743	2,576,404	45,035,548
Cost of shares repurchased	(5,329,379)	(89,150,480)	(4,427,620)	(66,407,791)	(27,228,871)	(525,934,480)	(13,987,697)	(238,278,283)

Net increase (decrease)	(1,367,719)	$(22,245,424)	1,842,498	$29,193,511	(19,039,282)	$(373,481,414)	(3,703,460)	$(57,549,489)

Class I:
Proceeds from sale of shares	141,478	$2,358,523	–	–	19,656,182	$391,313,696	–	–
Reinvestment of distributions	11,582	200,824	–	–	2,655,722	50,060,362	–	–
Cost of shares repurchased	(33,824)	(568,937)	–	–	(1,263,239)	(25,729,820)	–	–

Net increase	119,236	$1,990,410	–	–	21,048,665	$415,644,238	–	–

Class Z:
Proceeds from sale of shares	4,491,656	$78,174,796	6,088,679	$91,368,839	10,842,602	$208,108,076	10,615,583	$186,097,528
Reinvestment of distributions	4,770,251	82,811,556	1,662,923	26,656,660	7,557,327	142,531,187	3,051,896	54,445,814
Cost of shares repurchased	(7,651,186)	(133,347,123)	(12,656,348)	(193,716,770)[1]	(14,614,684)	(282,163,190)	(29,433,072)	(517,043,749)

Net increase (decrease)	1,610,721	$27,639,229	(4,904,746)	$(75,691,271)	3,785,245	$68,476,073	(15,765,593)	$(276,500,407)

1  Includes redemptions in-kind.

45

Notes to Financial Statements (continued)

		International Small Cap
	December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	14,670,035	$228,428,706	2,365,243	$29,747,163
Reinvestment of distributions	104,871	1,775,464	39,991	491,094
Cost of shares repurchased	(3,044,725)	(48,697,102)	(95,293)	(1,209,993)

Net increase	11,730,181	$181,507,068	2,309,941	$29,028,264

Class I:
Proceeds from sale of shares	14,921,923	$239,684,216	—	—
Reinvestment of distributions	82,263	1,400,122	—	—
Cost of shares repurchased	(4,314,909)	(72,313,277)	—	—

Net increase	10,689,277	$168,771,061	—	—

Class Z:
Proceeds from sale of shares	8,896,377	$144,554,627	5,827,696	$75,012,299
Reinvestment of distributions	129,591	2,205,735	153,981	1,898,583
Cost of shares repurchased	(2,239,940)	(30,154,981)	(333,427)	(4,258,970)

Net increase	6,786,028	$116,605,381	5,648,250	$72,651,912

At December 31, 2017, certain unaffiliated shareholders of record individually or collectively held greater than 10% of the net assets of the Funds as follows: International Small Cap - one owns 10%. Transactions by this shareholder may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2017, the market value of Repurchase Agreements outstanding for Small Cap, Mid Cap and International Small Cap were $113,387,081, $41,151,223 and $41,281,060, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates.

Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign

46

Notes to Financial Statements (continued)

taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. Effective October 1, 2016, the Funds’ investment management fees are paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	0.85%
Mid Cap	0.85%
International Small Cap	0.75%

Prior to October 1, 2016, the annual rate for the investment management fees was 1.00%, 1.00% and 0.90% of each Fund’s average daily net assets of Small Cap, Mid Cap and International Small Cap, respectively.

The Investment Manager has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to the annual rate of 1.05%, 1.20% and 1.25% of the average daily net assets of Small Cap attributable to the Class Z, Class I and Class N shares, respectively, and 1.19%, 1.34% and 1.39% of the average daily net assets of Mid Cap attributable to Class Z, Class I and Class N shares, respectively, subject to later reimbursement by the Funds in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 1.05% of International Small Cap Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2017, the Funds’ had no recoupment amounts outstanding.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments Mid Cap has made in the JPMorgan Liquid Assets Money Market Fund, Capital Shares and JPMorgan U.S. Government Money Market Fund. For the fiscal year ended December 31, 2017, the investment management fee for Mid Cap was reduced by $12,258 or less than 0.01%.

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, the Investment Manager was reimbursed by the Funds’ subadvisor for providing a variety of administrative services to the Funds.

Effective July 1, 2017, the Investment Manager has contractually agreed, through at least June 30, 2018, to waive 0.01% of the International Small Cap’s administration fee. The waiver may only be terminated in the event the Investment Manager or a successor ceases to be the administrator of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund. For the fiscal year ended December 31, 2017, the administration fee for International Small Cap was reduced by $23,483 or 0.01%.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

Effective October 1, 2016, for Class N shares and effective February 27, 2017, for Class I shares of each Fund, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

47

Notes to Financial Statements (continued)

The impact on the annualized expense ratios for the fiscal year ended December 31, 2017, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Small Cap
Class N	0.20%	0.20%
Class I	0.10%	0.07%
Mid Cap
Class N	0.20%	0.20%
Class I	0.10%	0.06%
International Small Cap
Class N	0.25%	0.25%
Class I	0.10%	0.05%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2017, Small Cap lent a maximum of $2,203,352 for seven days earning interest of $497, Mid Cap lent a maximum of $3,401,279 for two days earning interest of $328, and International Small Cap lent a maximum of $1,099,360 for two days earning interest of $108. The interest income amount is included in the Statement of Operations as interest income. International Small Cap borrowed a maximum of $22,802,753 for two days paying interest of $1,242. The interest expense amount is included in the Statement of Operations as miscellaneous expense. At December 31, 2017, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2017, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Small Cap	$624,900,198	$720,382,912
Mid Cap	1,043,463,653	1,179,830,881

	Long Term Securities
Fund	Purchases	Sales
International Small Cap	590,696,764	$152,428,720

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2017.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held and cash collateral received at December 31, 2017, were as follows:

Fund	Securities Loaned	Cash Collateral Received
Small Cap	$108,634,757	$113,387,081
Mid Cap	39,934,682	41,151,223
International Small Cap	36,122,669	41,281,060

Additionally, Small Cap sold a security for $819,398, which was still out on loan as of December 31, 2017. The proceeds are reflected in the Statement of Assets & Liabilities under Receivable for investments sold.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

48

Notes to Financial Statements (continued)

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program, and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2017:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Small Cap
Bank of Nova Scotia	$26,930,473	$26,930,473	—	—
Cantor Fitzgerald Securities, Inc.	26,930,473	26,930,473	—	—
Daiwa Capital Markets America	26,930,473	26,930,473	—	—
Jefferies LLC	5,665,189	5,665,189	—	—
State of Wisconsin Investment Board	26,930,473	26,930,473	—	—

Totals	$113,387,081	$113,387,081	—	—

Mid Cap
Bank of Montreal	$4,424,799	$4,424,799
Bank of Nova Scotia NY	9,773,749	9,773,749	—	—
Daiwa Capital Markets America	7,405,177	7,405,177	—	—
Jefferies LLC	9,773,749	9,773,749	—	—
Nomura Securities International, Inc.	9,773,749	9,773,749	—	—

Totals	$41,151,223	$41,151,223	—	—

International Small Cap
Cantor Fitzgerald Securities, Inc.	$9,804,641	$9,804,641	—	—
Daiwa Capital Markets America	9,804,641	9,804,641	—	—
HSBC Securities USA, Inc.	9,804,641	9,804,641	—	—
Jefferies LLC	2,062,496	2,062,496	—	—
State of Wisconsin Investment Board	9,804,641	9,804,641	—	—

Totals	$41,281,060	$41,281,060	—	—

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. Effective August 1, 2017, the Funds have adopted these amendments and noted no significant impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

Effective January 1, 2018, the management fee for Small Cap and Mid Cap will be reduced from 0.85% to 0.79%. Also effective on January 1, 2018, Small Cap and Mid Cap’s existing contractual expense limitation agreement with the Investment

Manager will be replaced with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager has agreed, through at least May 1, 2019, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of Small Cap and Mid Cap to the annual rate of 0.99% and 1.13%, respectively, of each Fund’s average daily net assets, subject to later reimbursement by each Fund in certain circumstances. Please refer to the Fund’s prospectus for further details.

49

Notes to Financial Statements (continued)

The Funds have determined that no other material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

50

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG TIMESSQUARE SMALL CAP GROWTH FUND, AMG TIMESSQUARE MID CAP GROWTH FUND, AND AMG TIMESSQUARE INTERNATIONAL SMALL CAP FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, and AMG TimesSquare International Small Cap Fund (three of the funds constituting AMG Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2018

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

51

Other Information

TAX INFORMATION

AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund and AMG TimesSquare International Small Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2017 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the calendar year.

In accordance with federal tax law, the following Fund elected to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, the following Fund hereby makes the following designations regarding its period ended December 31, 2017:

AMG TimesSquare International Small Cap Fund

▶ The total amount of taxes paid and income sourced from foreign countries was $493,759 and $5,898,523, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund and AMG TimesSquare International Small Cap Fund each hereby designates $99,741,828, $241,440,318 and $473,539, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2017, or if subsequently determined to be different, the net capital gains of such year.

52

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 61 Funds in Fund Complex	Bruce B. Bingham, 69 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 61 Funds in Fund Complex

Edward J. Kaier, 72

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex

Kurt A. Keilhacker, 54

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 • Oversees 61 Funds in Fund Complex

Steven J. Paggioli, 67

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex	Richard F. Powers III, 72 Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 1999 • Oversees 63 Funds in Fund Complex

Eric Rakowski, 59

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex	Victoria L. Sassine, 52 Lecturer, Babson College (2007 – Present).

• Trustee since 2004 • Oversees 61 Funds in Fund Complex

Thomas R. Schneeweis, 70

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for GlobalAsset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

53

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 63 Funds in Fund Complex

Christine C. Carsman, 65

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 50

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 59

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 53

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

54

AMG Funds Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• Controller since 2017

Christopher R. Townsend, 50

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 43

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 32

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

55

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and

Administrator

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

Distributor

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

Subadvisor

TimesSquare Capital Management, LLC

7 Times Square

42nd Floor

New York, NY 10036

Custodian

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com	57

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

amgfunds.com	123117 AR012

ANNUAL REPORT

AMG Funds

December 31, 2017

AMG Managers Skyline Special Equities Fund
Class N: SKSEX	Class I: SKSIX	Class Z: SKSZX

amgfunds.com	123117 AR018

AMG Funds Annual Report — December 31, 2017

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	9

Balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	11

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	12

Detail of changes in assets for the past two fiscal years

Financial Highlights	13

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	16

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

OTHER INFORMATION	22

TRUSTEES AND OFFICERS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The last 12 months was a strong period for equity markets as the health of the global economy improved and positive investor sentiment helped extend the U.S. bull market into its ninth year. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 21.83% during the fiscal year ended December 31, 2017. By comparison, small cap stocks underperformed large caps with a 14.65% return for the small cap Russell 2000® Index.

The S&P 500 Index has notched positive performance in every month since the U.S. presidential election amidst the backdrop of strong corporate earnings, improving global economic growth and the passage of sweeping tax reform. 2017 also marked a turning point for the broader global economy as growth accelerated in a more coordinated fashion around the world, global trade improved and commodities recovered. U.S. equity market volatility remained extremely low despite saber rattling in North Korea and a devastating hurricane season. In fact, the S&P 500 Index has not seen a pullback greater than 5% since the summer of 2016.

In total, all but two sectors of the S&P 500 Index were positive during the last 12 months; however, there was significant dispersion in performance across sectors. Information technology and materials stocks led the Index with returns of 38.87% and 23.25%, respectively, while companies within the energy and telecommunication services sectors were the laggards with returns of (1.11)% and (1.49)%, respectively. Growth stocks outperformed value during all four quarters of the year and ended 2017 with returns of 30.2% and 13.7% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. International equities outperformed domestic equities for the first time since 2012 as the global economy picked up and international returns were boosted by a weaker U.S. Dollar with the MSCI All Country World ex-USA Index returning 27.19% during the year. Meanwhile, emerging markets had their strongest year since 2009 with a 37.3% return for the MSCI Emerging Markets Index.

The U.S. bond market produced modestly positive returns for the year, as measured by the 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance. The yield curve flattened as the U.S. Federal Reserve (the Fed) continued to normalize monetary policy and short-term interest rates rose more than longer-term rates. The 2-year U.S. Treasury note rose 69 basis points during the year to yield 1.89% while the 10-year U.S. Treasury note ended 2017 at a 2.40% yield, five basis points lower than where it started. Investment grade corporates outperformed Treasuries and securitized credits with returns of 6.42%, 2.31% and 2.51%, respectively. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with a 7.50% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2017*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500® Index)	21.83%	11.41%	15.79%
Small Caps	(Russell 2000® Index)	14.65%	9.96%	14.12%
International	(MSCI All Country World ex-USA Index)	27.19%	7.83%	6.80%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	3.54%	2.24%	2.10%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	7.50%	6.35%	5.78%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	5.45%	2.98%	3.02%
Treasury Bills	(ICE BofAML 6-Month U.S. Treasury Bill Index)	0.95%	0.62%	0.43%

*Source: Factset. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2017	Expense Ratio for the Period	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period*
AMG Managers Skyline Special Equities Fund
Based on Actual Fund Return
Class N	1.17%	$1,000	$1,067	$6.10
Class I	1.09%	$1,000	$1,068	$5.68
Class Z	.92%	$1,000	$1,069	$4.80
Based on Hypothetical 5% Annual Return
Class N	1.17%	$1,000	$1,019	$5.96
Class I	1.09%	$1,000	$1,020	$5.55
Class Z	.92%	$1,000	$1,021	$4.69

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG Managers Skyline Special Equities Fund Portfolio Manager’s Comments (unaudited)

For the fiscal year ended December 31, 2017, the AMG Managers Skyline Special Equities Fund (Class N shares) (formerly Class S) returned 8.4%, versus 7.8% for the Russell 2000® Value Index and 14.7% for the Russell 2000® Index.

MARKET OVERVIEW

Stocks responded favorably to an improving backdrop for earnings growth. Economies throughout the world are showing signs of acceleration. In the U.S., gross domestic product (GDP) grew at 3.3% during the third quarter, its strongest showing in three years,[1] and the Atlanta Federal Reserve’s GDP model is projecting similar growth for the fourth quarter. U.S. manufacturing is strong, as indicated by September’s ISM manufacturing purchasing managers index (M-PMI) reaching its highest level since 2004.[2] Outside the U.S., all 45 countries tracked by the Organisation for Economic Co-operation and Development (OECD) are expected to expand in 2017, something that has occurred rarely over the last 50 years and most recently a decade ago.

Stocks also reacted positively as investors began to factor in the benefits of a decline in the statutory U.S. corporate tax rate to 21% from 35%. Not all of that benefit is likely to be reinvested by companies or competed away, providing a boost to earnings in 2018 and beyond.

PERFORMANCE REVIEW

The Fund slightly outperformed the Russell 2000® Value Index and underperformed the Russell 2000® Index during 2017. The Fund is constructed to own stocks with what the portfolio managers believe to be the best combination of value and earnings growth. Therefore, it does not own the fastest growing small cap stocks (which typically carry high price-to-earnings ratios) that make up a portion of the core Russell 2000® Index. When growth stocks significantly outperform, as they did in 2017, performing well relative to the core index is challenging. At the same time, because we do incorporate a growth component into our investment philosophy, the Fund has tended to perform better than the value benchmark when growth stocks outperform.

The industrials sector contributed most to the Fund’s absolute performance in 2017 due to its heavy weighting and the strong performance of many stocks in the sector. To highlight one example, EnPro Industries, Inc., a manufacturer of gaskets, seals and compressor components, was a solid contributor for the year. EnPro reported better-than-expected earnings as the company was able to take advantage of improving industrial end markets.

Among individual stocks, The Children’s Place, Inc., a retailer of children’s apparel, contributed most to the Fund’s absolute return for 2017. Children’s Place has delivered strong results despite the headwinds facing mall-based retailers by improving its systems and merchandising and taking share from weaker competitors. Virtusa Corporation, an offshore IT service provider, was a significant contributor to the Fund’s absolute return for the year as well. Virtusa reported better-than-expected earnings as strong organic growth with new and existing customers drove top line growth and margin expansion.

Among the detractors from the Fund’s performance in 2017 was Veeco Instruments Inc., a manufacturer of equipment to produce LEDs. An adverse patent ruling contributed to its weak price performance during the year. The uncertainty created by the ruling caused us to reassess our investment thesis, resulting in the sale of the stock. In addition, Acadia Healthcare Company, Inc., an operator of mental health facilities, declined due to worse-than-expected results in its recently acquired U.K. operations

The Fund’s outperformance relative to the Russell 2000® Value Index for the full year was due primarily to advantageous sector allocation. A lack of exposure to the poor performing energy sector and a heavy weighting in the strong performing industrials sector were the main contributors

The Fund underperformed the Russell 2000® Index for the year. As mentioned previously, we typically are not able to invest in the fastest growing companies due to our valuation discipline. Those stocks performed well this year, and tend to be concentrated in the information technology and health care sectors. In addition, the Fund was negatively impacted by adverse stock selection within these sectors, including the previously mentioned Veeco Instruments and Acadia Healthcare.

OUTLOOK

We believe the fundamental backdrop for earnings growth is positive. The global economy is experiencing its most synchronized expansion in a decade. U.S. GDP grew 3.3% in the third quarter,[1] and the outlook remains positive. The current U.S. administration is committed to reducing the impact of regulations on businesses and the passage late in the year of comprehensive tax reform, including a meaningful reduction in the U.S. corporate tax rate, should help the economy and corporate profits.

According to a leading small cap equity strategist, the combination of a strong global economy and lower corporate tax rates could lead to earnings per share (EPS) growth of greater than 20% in 2018, which would be a significant positive for small cap stocks.

In light of the positive outlook for earnings, small cap stocks continue to trade toward the high end of their historical valuation range. Even when factoring in the new, lower corporate tax rates, small cap valuations remain above their long-term averages. We believe current valuations are a reflection of the low returns available on alternative investments like bonds in a low interest rate environment. In our opinion, it is critical for companies to deliver their expected earnings, as there is little valuation support for disappointments.

We are confident the fundamentals of the companies in the Fund remain solid and that their valuations are attractive relative to the typical small cap company. Because of our focus on finding the best combination of above average earnings growth and below average valuations, the Fund has tended to be somewhat more economically sensitive than its benchmarks. We believe the Fund is well positioned to take advantage if earnings improve as we expect.

1U.S. Bureau of Economic Analysis

[2]Institute of Supply Management

This commentary reflects the viewpoints of the portfolio manager, Skyline Asset Management, L.P. as of December 31, 2017 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

4

AMG Managers Skyline Special Equities Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Skyline Special Equities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Skyline Special Equities Fund’s Class N shares (formerly Class S shares) on December 31, 2007 to a $10,000 investment made in the Russell 2000® Value Index and the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Skyline Special Equities Fund and the Russell 2000® Value Index and the Russell 2000® Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception		Inception Date

AMG Managers Skyline Special Equities Fund[2,3,4,5]

Class N9	8.39%	14.27%	10.13%	12.13%	[6]	04/23/87

Class I	—	—	—	7.73%		02/24/17

Class Z	—	—	—	7.78%		02/24/17

Russell 2000® Value Index[7]	7.84%	13.01%	8.17%	—		—

Russell 2000® Index[8]	14.65%	14.12%	8.71%	9.21%		04/23/87	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[4]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[6]  Effective after the close of business on December 31, 2007, the Fund was reorganized into the AMG Managers Skyline Special Equities Fund, a series of AMG Funds. The returns shown include the performance of the predecessor Fund.

[7]  The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the index is unmanaged, is not available for investment and does not incur expenses.

[8]  The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the index is unmanaged, is not available for investment and does not incur expenses.

[9]  Effective February 27, 2017, Class S was renamed Class N.

The Russell Indices are trademarks of the London Stock Exchange Group companies. Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Managers Skyline Special Equities Fund Fund Snapshots (unaudited) December 31, 2017

PORTFOLIO BREAKDOWN

Sector	%of Net Assets
Industrials	23.6
Financials	21.3
Information Technology	17.8
Consumer Discretionary	11.8
Materials	10.2
Health Care	5.2
Real Estate	1.3
Short-Term Investments*	11.4
Other Assets Less Liabilities**	(2.6)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	%of Net Assets
The Children’s Place, Inc.	2.4
BMC Stock Holdings, Inc.	2.3
Ferro Corp.	2.1
Infinity Property & Casualty Corp.	2.1
Rexnord Corp.	2.1
Umpqua Holdings Corp.	2.0
BancorpSouth Bank	1.9
First Busey Corp.	1.9
Brunswick Corp.	1.9
EnPro Industries, Inc.	1.8

Top Ten as a Group	20.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Managers Skyline Special Equities Fund Schedule of Portfolio Investments December 31, 2017

	Shares	Value
Common Stocks - 91.2%
Consumer Discretionary - 11.8%
Aaron’s, Inc.	576,300	$22,965,555
Brunswick Corp.	437,300	24,147,706
Chico’s FAS, Inc.	1,359,700	11,992,554
The Children’s Place, Inc.	213,400	31,017,690
Gildan Activewear, Inc. (Canada)	389,300	12,574,390
LCI Industries	159,950	20,793,500
Signet Jewelers, Ltd.[1]	255,200	14,431,560
Winnebago Industries, Inc.	269,300	14,973,080
Total Consumer Discretionary		152,896,035
Financials - 21.3%
BancorpSouth Bank	794,500	24,987,025
Essent Group, Ltd.*	501,250	21,764,275
First Busey Corp.	829,943	24,848,493
First Midwest Bancorp, Inc.	944,104	22,667,937
Hope Bancorp, Inc.	815,100	14,875,575
Infinity Property & Casualty Corp.	256,000	27,136,000
Janus Henderson Group PLC (United Kingdom)[1]	461,388	17,652,705
OceanFirst Financial Corp.	684,500	17,968,125
Reinsurance Group of America, Inc.	143,947	22,445,656
Sterling Bancorp	799,920	19,678,032
UMB Financial Corp.	266,600	19,173,872
Umpqua Holdings Corp.	1,216,914	25,311,811
WSFS Financial Corp.	367,900	17,604,015
Total Financials		276,113,521
Health Care - 5.2%
Acadia Healthcare Co., Inc.*,1	478,800	15,623,244
AMN Healthcare Services, Inc.*	453,200	22,320,100
Cross Country Healthcare, Inc.*	1,018,689	12,998,472
The Ensign Group, Inc.	761,800	16,911,960
Total Health Care		67,853,776
Industrials - 23.6%
BMC Stock Holdings, Inc.*	1,183,820	29,950,646
CBIZ, Inc.*	1,282,850	19,820,032
Columbus McKinnon Corp.	571,050	22,830,579
EnPro Industries, Inc.	255,100	23,854,401
Gibraltar Industries, Inc.*	495,700	16,358,100
Hillenbrand, Inc.	295,600	13,213,320
JELD-WEN Holding, Inc.*	447,500	17,618,075
Knoll, Inc.	890,300	20,512,512
Korn/Ferry International	363,400	15,037,492
ManpowerGroup, Inc.	184,700	23,292,517

	Shares	Value
McGrath RentCorp	399,900	$18,787,302
NN, Inc.	773,900	21,359,640
NOW, Inc.*	1,178,600	12,999,958
Rexnord Corp.*	1,018,626	26,504,649
TriMas Corp.*,1	862,900	23,082,575
Total Industrials		305,221,798
Information Technology - 17.8%
ADTRAN, Inc.	616,400	11,927,340
Anixter International, Inc.*	149,400	11,354,400
Belden, Inc.	278,100	21,460,977
Benchmark Electronics, Inc.*	567,889	16,525,570
Knowles Corp.*	1,156,600	16,955,756
NCR Corp.*	486,400	16,532,736
NetScout Systems, Inc.*	394,600	12,015,570
Perficient, Inc.*	724,300	13,812,401
Sanmina Corp.*	405,210	13,371,930
VeriFone Systems, Inc.*	800,500	14,176,855
Versum Materials, Inc.	458,577	17,357,139
Virtusa Corp.*	432,600	19,069,008
WNS Holdings, Ltd., ADR (India)*	587,100	23,560,323
Zebra Technologies Corp., Class A*	213,300	22,140,540
Total Information Technology		230,260,545
Materials - 10.2%
Berry Global Group, Inc.*	231,100	13,558,637
Compass Minerals International, Inc.[1]	283,500	20,482,875
Ferro Corp.*	1,176,600	27,755,994
Materion Corp.	216,285	10,511,451
Minerals Technologies, Inc.	277,300	19,092,105
Orion Engineered Carbons, S.A. (Luxembourg)	863,200	22,097,920
PH Glatfelter Co.	900,901	19,315,318
Total Materials		132,814,300
Real Estate - 1.3%
Realogy Holdings Corp.[1]	639,900	16,957,350
Total Common Stocks
(Cost $862,482,445)		1,182,117,325

	Principal Amount

Short-Term Investments - 11.4%
Joint Repurchase Agreements - 2.8%[2]
Bank of Nova Scotia, dated 12/29/17, due 01/02/18, 1.380% total to be received $8,668,650 (collateralized by various U.S. Government Agency Obligations, 3.500% -4.000%, 07/20/45 - 11/01/47, totaling $8,842,023)	$8,667,321	8,667,321

The accompanying notes are an integral part of these financial statements.
7

AMG Managers Skyline Special Equities Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Joint Repurchase Agreements - 2.8%
(continued)
Cantor Fitzgerald Securities, Inc., dated 12/29/17, due 01/02/18, 1.410% total to be received $8,668,679 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.500%, 01/31/18 - 06/20/63, totaling $8,840,667)	$8,667,321	$8,667,321
Daiwa Capital Markets America, dated 12/29/17, due 01/02/18, 1.430% total to be received $8,668,698 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 01/11/18 - 12/01/51, totaling $8,840,668)	8,667,321	8,667,321
Jefferies LLC, dated 12/29/17, due 01/02/18, 1.500% total to be received $1,823,557 (collateralized by various U.S. Government Agency Obligations, 0.000% - 1.750%, 09/13/18 - 04/30/22, totaling $1,859,719)	1,823,253	1,823,253

	Principal Amount	Value
State of Wisconsin Investment Board, dated 12/29/17, due 01/02/18, 1.630% total to be received $8,668,891 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 01/15/19 - 02/15/46, totaling $8,908,009)	$8,667,321	$8,667,321
Total Joint Repurchase Agreements		36,492,537
	Shares
Other Investment Companies - 8.6%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18%[3]	110,604,775	110,604,775
Total Short-Term Investments (Cost $147,097,312)		147,097,312
Total Investments - 102.6% (Cost $1,009,579,757)		1,329,214,637
Other Assets, less Liabilities - (2.6)%		(33,423,299)
Net Assets - 100.0%		$1,295,791,338

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $35,725,082 or 2.8% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR    American Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$1,182,117,325	—	—	$1,182,117,325
Short-Term Investments
Joint Repurchase Agreements	—	$36,492,537	—	36,492,537
Other Investment Companies	110,604,775	—	—	110,604,775

Total Investments in Securities	$1,292,722,100	$36,492,537	—	$1,329,214,637

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.
8

Statement of Assets and Liabilities December 31, 2017

AMG Managers Skyline Special Equities Fund
Assets:
Investments at Value* (including securities on loan valued at $35,725,082)	$1,329,214,637
Receivable for investments sold	6,100,070
Dividend, interest and other receivables	832,873
Receivable for Fund shares sold	1,455,700
Prepaid expenses	80,170
Total assets	1,337,683,450
Liabilities:
Payable upon return of securities loaned	36,492,537
Payable for Fund shares repurchased	3,837,163
Accrued expenses:
Investment advisory and management fees	837,007
Administrative fees	166,667
Shareholder service fees	300,037
Professional fees	61,814
Trustee fees and expenses	13,678
Other	183,209
Total liabilities	41,892,112

Net Assets	$1,295,791,338
* Investments at cost	$1,009,579,757

The accompanying notes are an integral part of these financial statements.
9

Statement of Assets and Liabilities (continued)

AMG Managers Skyline Special Equities Fund
Net Assets Represent:
Paid-in capital	$962,232,411
Accumulated net realized gain from investments	13,924,047
Net unrealized appreciation on investments	319,634,880
Net Assets	$1,295,791,338

Class N# :
Net Assets	$923,139,475
Shares outstanding	20,988,725
Net asset value, offering and redemption price per share	$43.98
Class I# :
Net Assets	$362,723,135
Shares outstanding	8,231,988
Net asset value, offering and redemption price per share	$44.06
Class Z# :
Net Assets	$9,928,728
Shares outstanding	225,251
Net asset value, offering and redemption price per share	$44.08

#	Effective February 27, 2017, Class S shares were renamed to Class N shares, and Class I shares and Class Z shares were added as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.
10

Statement of Operations For the fiscal year ended December 31, 2017

AMG Managers Skyline Special Equities Fund
Investment Income:
Dividend income	$13,642,104
Securities lending income	106,664
Interest income	1,185
Foreign withholding tax	(21,437)
Total investment income	13,728,516
Expenses:
Investment advisory and management fees	10,374,738
Administrative fees	1,901,411
Shareholder servicing fees - Class N#	2,805,461
Shareholder servicing fees - Class I#	202,653
Professional fees	138,599
Registration fees	88,805
Transfer agent fees	63,803
Custodian fees	83,996
Reports to shareholders	146,983
Trustee fees and expenses	92,159
Miscellaneous	32,700
Repayment of prior reimbursements	25,896
Total expenses before offsets	15,957,204
Expense reimbursements	(297,805)
Net expenses	15,659,399

Net investment loss	(1,930,883)
Net Realized and Unrealized Gain:
Net realized gain on investments	103,529,105
Net change in unrealized appreciation/depreciation on investments	(13,741,245)
Net realized and unrealized gain	89,787,860

Net increase in net assets resulting from operations	$87,856,977

#	Effective February 27, 2017, Class S shares were renamed to Class N shares, and Class I shares and Class Z shares were added as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.
11

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Managers Skyline Special Equities Fund#
	2017	2016
Increase in Net Assets Resulting From Operations:
Net investment loss	$(1,930,883)	$(413,688)
Net realized gain (loss) on investments	103,529,105	(3,244,872)
Net change in unrealized appreciation/depreciation on investments	(13,741,245)	275,190,751
Net increase in net assets resulting from operations	87,856,977	271,532,191
Distributions to Shareholders:
From net realized gain on investments:
Class N	(59,015,038)	(343,670)
Class I	(23,021,595)	—
Class Z	(624,726)	—
Total distributions to shareholders	(82,661,359)	(343,670)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(211,990,807)	(86,547,822)

Total increase (decrease) in net assets	(206,795,189)	184,640,699
Net Assets:
Beginning of year	1,502,586,527	1,317,945,828
End of year	$1,295,791,338	$1,502,586,527
End of year undistributed net investment income	—	—

#	Effective October 1, 2016, and February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.
12

AMG Managers Skyline Special Equities Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017#	2016##	2015	2014	2013
Net Asset Value, Beginning of Year	$43.30	$35.71	$39.88	$39.75	$26.23
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.08)	(0.01)	(0.03)[3]	0.00 [4,5]	(0.06)[6]
Net realized and unrealized gain (loss) on investments	3.73	7.61	(2.36)	1.61	13.59
Total income (loss) from investment operations	3.65	7.60	(2.39)	1.61	13.53
Less Distributions to Shareholders from:
Net investment income	—	—	(0.00)[4]	—	(0.01)
Net realized gain on investments	(2.97)	(0.01)	(1.78)	(1.48)	(0.00)[4]
Total distributions to shareholders	(2.97)	(0.01)	(1.78)	(1.48)	(0.01)
Net Asset Value, End of Year	$43.98	$43.30	$35.71	$39.88	$39.75
Total Return[2]	8.39%[7]	21.31%[7]	(6.02)%	4.02%[7]	51.59%[7]
Ratio of net expenses to average net assets	1.25%	1.32%	1.32%	1.32%	1.33%[9]
Ratio of gross expenses to average net assets[11]	1.27%	1.42%	1.45%	1.45%	1.47%[9]
Ratio of net investment income (loss) to average net assets[2]	(0.18)%	(0.03)%	(0.08)%	0.01%	(0.18)%[9]
Portfolio turnover	33%	34%	31%	37%	39%
Net assets end of year (000’s) omitted	$923,139	$1,502,587	$1,317,946	$1,383,184	$969,238

13

AMG Managers Skyline Special Equities Fund Financial Highlights For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class I	2017*
Net Asset Value, Beginning of Period	$43.64
Income from Investment Operations:
Net investment income[1,2]	0.02
Net realized and unrealized gain on investments	3.37
Total income from investment operations	3.39
Less Distributions to Shareholders from:
Net realized gain on investments	(2.97)
Total distributions to shareholders	(2.97)
Net Asset Value, End of Period	$44.06
Total Return[2]	7.73%[7,8]
Ratio of net expenses to average net assets	1.13%[10]
Ratio of gross expenses to average net assets[11]	1.15%[10]
Ratio of net investment income to average net assets[2]	0.06%[10]
Portfolio turnover	33%
Net assets end of period (000’s) omitted	$362,723

14

AMG Managers Skyline Special Equities Fund Financial Highlights For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class Z	2017*
Net Asset Value, Beginning of Period	$43.64
Income from Investment Operations:
Net investment income[1,2]	0.08
Net realized and unrealized gain on investments	3.33
Total income from investment operations	3.41
Less Distributions to Shareholders from:
Net realized gain on investments	(2.97)
Total distributions to shareholders	(2.97)
Net Asset Value, End of Period	$44.08
Total Return[2]	7.78%[7,8]
Ratio of net expenses to average net assets	0.98%[10]
Ratio of gross expenses to average net assets[11]	1.00%[10]
Ratio of net investment income to average net assets[2]	0.21%[10]
Portfolio turnover	33%
Net assets end of period (000’s) omitted	$9,929

#	Effective February 27, 2017, Class S was renamed Class N.
##	Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class S.
*	Commencement of operations was on February 27, 2017.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04).
[4]	Rounds to less than $0.01 or $(0.01) per share or 0.01% or (0.01)%.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08).
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.13).
[7]	The total return is calculated using the published Net Asset Value as of fiscal period end.
[8]	Not annualized.
[9]	Includes non-routine extraordinary expenses amounting to 0.012% of average net assets.
[10]	Annualized.
[11]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

15

Notes to Financial Statements December 31, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the AMG Managers Skyline Special Equities Fund (the “Fund”).

Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class S. Effective February 27, 2017, Class S shares were renamed to Class N shares, and the Fund commenced offering Class I shares and Z shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective May 3, 2017, the Fund was re-opened to new investors. Please refer to a current prospectus for additional information.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or

16

Notes to Financial Statements (continued)

similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to a net operating loss offset by short term capital gains. Temporary differences are due to differences between book and tax treatments of losses for excise tax purposes and wash sales.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

Distributions paid from:	2017	2016
Ordinary income	—	—
Short-term capital gains	$21,026,876	$343,670
Long-term capital gains	61,634,483	—

	$82,661,359	$343,670

As of December 31, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	$18,889,539
Late-year loss deferral	2,906,490

At December 31, 2017, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Cost	Appreciation	Depreciation	Net
$1,011,638,759	$346,159,708	$(28,583,830)	$317,575,878

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2017, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2017, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes . Should

17

Notes to Financial Statements (continued)

the Fund incur capital losses for the fiscal year ended December 31, 2018, such amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

For the fiscal year ended December 31, 2017, the Fund utilized short-term capital loss carryovers in the amount of $3,544,129.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The Fund will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the year ended December 31, 2017, the Fund received redemption fees amounting to $13,499. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

For the fiscal years ended December 31, 2017 and December 31, 2016, the capital stock transactions by class for the Fund were as follows:

	December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount
Class N:[1]
Proceeds from sale of shares	3,153,901	$138,238,751	9,193,732	$336,675,003
Reinvestment of distributions	1,321,581	58,400,660	7,573	332,585
Cost of shares repurchased	(18,187,787)	(788,291,441)	(11,410,317)	(423,555,410)

Net decrease	(13,712,305)	$(591,652,030)	(2,209,012)	$(86,547,822)

Class I:[2]
Proceeds from sale of shares	8,332,205	$374,453,289	—	—
Reinvestment of distributions	513,950	22,752,572	—	—
Cost of shares repurchased	(614,167)	(27,362,881)	—	—

Net increase	8,231,988	$369,842,980	—	—

Class Z:[2]
Proceeds from sale of shares	226,389	$9,864,970	—	—
Reinvestment of distributions	14,105	624,726	—	—
Cost of shares repurchased	(15,243)	(671,453)	—	—

Net increase	225,251	$9,818,243	—	—

1 Effective February 27, 2017, Class S shares were renamed to Class N shares.

2 Commencement of operations was on February 27, 2017.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2017, the market value of Repurchase Agreements outstanding was $36,492,537.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and

18

Notes to Financial Statements (continued)

investment strategies. The Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. Effective July 1, 2017, the Fund paid an investment management fee at the annual rate of 0.73% of the average daily net assets of the Fund. Prior to July 1, 2017, the annual rate for the management fee was 0.90% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2019, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to the annual rate of 0.92%, of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. Prior to July 1, 2017, the contractual expense limitation was 1.07%. Prior to February 27, 2017 the expense cap was 1.32% of the Fund’s average daily net assets.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Effective July 1, 2017, in general, for a period of up to 36 months, the Investment Manager may recover from the Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2017, the Fund’s expiration of recoupment is as follows:

Expiration
Period
Within 3 years	$49,052

Total Amount Subject to Recoupment	$49,052

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. Effective October 1, 2016, the Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, the Fund paid an administration fee under a similar contract at an annual rate of 0.25% of the Fund’s average daily net assets.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For each of the Class N and Class I Shares, Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Fund’s average daily net asset value as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2017, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Class N	0.25%	0.25%
Class I	0.15%	0.15%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2017, the Fund lent a maximum of $4,417,211 for twelve days earning interest of $1,185. The interest income amount is included in the Statement of Operations as interest income. At December 31, 2017, the Fund had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2017, were $402,911,431 and $750,481,200, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2017.

19

Notes to Financial Statements (continued)

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held and cash collateral received at December 31, 2017 was $35,725,082 and $36,492,537, respectively.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program, and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Fund’s open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2017:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount

Bank of Nova Scotia	$8,667,321	$8,667,321	—	—
Cantor Fitzgerald Securities, Inc.	8,667,321	8,667,321	—	—
Daiwa Capital Markets America	8,667,321	8,667,321	—	—
Jefferies LLC	1,823,253	1,823,253	—	—
State of Wisconsin Investment Board	8,667,321	8,667,321	—	—

Totals	$36,492,537	$36,492,537	—	—

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. Effective August 1, 2017, the Fund has adopted these amendments and noted no significant impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require an additional disclosure in or adjustment of the Fund’s financial statements.

20

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG MANAGERS SKYLINE SPECIAL EQUITIES FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Managers Skyline Special Equities Fund (one of the funds constituting AMG Funds, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2018

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

21

Other Information

TAX INFORMATION

The AMG Managers Skyline Special Equities Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2017 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Skyline Special Equities Fund hereby designates $61,634,483 as a capital gain distribution with respect to the taxable fiscal year ended December 31, 2017, or if subsequently determined to be different, the net capital gains of such year.

22

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 61 Funds in Fund Complex	Bruce B. Bingham, 69 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 61 Funds in Fund Complex

Edward J. Kaier, 72

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex

Kurt A. Keilhacker, 54

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 • Oversees 61 Funds in Fund Complex

Steven J. Paggioli, 67

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex	Richard F. Powers III, 72 Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 1999 • Oversees 63 Funds in Fund Complex

Eric Rakowski, 59

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex	Victoria L. Sassine, 52 Lecturer, Babson College (2007 – Present).

• Trustee since 2004 • Oversees 61 Funds in Fund Complex

Thomas R. Schneeweis, 70

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for GlobalAsset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

23

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 63 Funds in Fund Complex

Christine C. Carsman, 65

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 50

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 59

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 53

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

24

AMG Funds Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Controller since 2017

Christopher R. Townsend, 50

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 43

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 32

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

25

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

Skyline Asset Management, L.P.

120 South LaSalle Street, Suite 1320

Chicago, IL 60603

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com	29

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

amgfunds.com	123117 AR018

ANNUAL REPORT

AMG Funds

December 31, 2017

AMG Renaissance Large Cap Growth Fund
Class N: MRLTX	Class I: MRLSX	Class Z: MRLIX

AMG Renaissance International Equity Fund
Class N: RIEIX	Class I: RIESX	Class Z: RIELX

amgfunds.com	123117 AR024

AMG Funds Annual Report — December 31, 2017

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Renaissance Large Cap Growth Fund	4

AMG Renaissance International Equity Fund	9

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	16

Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	18

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	19

Detail of changes in assets for the past two fiscal years

Financial Highlights	20

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	26

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33

OTHER INFORMATION	34

TRUSTEES AND OFFICERS	35

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The last 12 months was a strong period for equity markets as the health of the global economy improved and positive investor sentiment helped extend the U.S. bull market into its ninth year. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 21.83% during the fiscal year ended December 31, 2017. By comparison, small cap stocks underperformed large caps with a 14.65% return for the small cap Russell 2000® Index.

The S&P 500 Index has notched positive performance in every month since the U.S. presidential election amidst the backdrop of strong corporate earnings, improving global economic growth and the passage of sweeping tax reform. 2017 also marked a turning point for the broader global economy as growth accelerated in a more coordinated fashion around the world, global trade improved and commodities recovered. U.S. equity market volatility remained extremely low despite saber rattling in North Korea and a devastating hurricane season. In fact, the S&P 500 Index has not seen a pullback greater than 5% since the summer of 2016.

In total, all but two sectors of the S&P 500 Index were positive during the last 12 months; however, there was significant dispersion in performance across sectors. Information technology and materials stocks led the Index with returns of 38.87% and 23.25%, respectively, while companies within the energy and telecommunication services sectors were the laggards with returns of (1.11)% and (1.49)%, respectively. Growth stocks outperformed value during all four quarters of the year and ended 2017 with returns of 30.2% and 13.7% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. International equities outperformed domestic equities for the first time since 2012 as the global economy picked up and international returns were boosted by a weaker U.S. Dollar with the MSCI All Country World ex-USA Index returning 27.19% during the year. Meanwhile, emerging markets had their strongest year since 2009 with a 37.3% return for the MSCI Emerging Markets Index.

The U.S. bond market produced modestly positive returns for the year, as measured by the 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance. The yield curve flattened as the U.S. Federal Reserve (the Fed) continued to normalize monetary policy and short-term interest rates rose more than longer-term rates. The 2-year U.S. Treasury note rose 69 basis points during the year to yield 1.89% while the 10-year U.S. Treasury note ended 2017 at a 2.40% yield, five basis points lower than where it started. Investment grade corporates outperformed Treasuries and securitized credits with returns of 6.42%, 2.31% and 2.51%, respectively. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with a 7.50% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2017*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500® Index)	21.83%	11.41%	15.79%
Small Caps	(Russell 2000® Index)	14.65%	9.96%	14.12%
International	(MSCI All Country World ex-USA Index)	27.19%	7.83%	6.80%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	3.54%	2.24%	2.10%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	7.50%	6.35%	5.78%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	5.45%	2.98%	3.02%
Treasury Bills	(ICE BofAML 6-Month U.S. Treasury Bill Index)	0.95%	0.62%	0.43%

*Source: Factset. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2017	Expense Ratio for the Period	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period*
AMG Renaissance Large Cap Growth Fund
Based on Actual Fund Return
Class N	1.03%	$1,000	$1,115	$5.49
Class I	.77%	$1,000	$1,117	$4.11
Class Z	.66%	$1,000	$1,117	$3.52
Based on Hypothetical 5% Annual Return
Class N	1.03%	$1,000	$1,020	$5.24
Class I	.77%	$1,000	$1,021	$3.92
Class Z	.66%	$1,000	$1,022	$3.36

AMG Renaissance International Equity Fund
Based on Actual Fund Return
Class N	1.29%	$1,000	$1,077	$6.75
Class I	.98%	$1,000	$1,078	$5.13
Class Z	.85%	$1,000	$1,080	$4.46
Based on Hypothetical 5% Annual Return
Class N	1.29%	$1,000	$1,019	$6.56
Class I	.98%	$1,000	$1,020	$4.99
Class Z	.85%	$1,000	$1,021	$4.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG Renaissance Large Cap Growth Fund Portfolio Manager’s Comments (unaudited)

For the fiscal year ended December 31, 2017, the AMG Renaissance Large Cap Growth Fund (Class Z) (the “Fund”) returned 22.50%, compared to the 30.21% return for the Russell 1000® Growth Index.

MARKET OVERVIEW

The stock market continued to roll ahead in the fourth quarter, as the S&P 500® Index posted another all-time high and gained 6.6% for the quarter. Large cap stocks outperformed smaller cap issues, with technology, financials and consumer discretionary among the stronger performing sectors. Health care and utilities were among the lower performing sectors, and bonds posted slight price declines.

The economy is experiencing its most sustained growth in several years. The unemployment rate ended November at 4.1%, its lowest level in 18 years,[1] while inflation remains muted, and GDP growth in recent quarters has been solidly positive. The U.S. economy has benefited not just from good business conditions domestically, but also from strong expansions in overseas markets. Even though the Federal Reserve has raised short-term interest rates three times over the past year, rates overall remain subdued.

As a result, the level of financial stress in the economy is at historically low levels. Over the last year, this led to very low levels of volatility in the stock market, a condition that may not repeat in 2018. Even so, economic fundamentals remain positive, and the passage of significant tax reform legislation in December should provide a boost to both consumer spending and corporate profits. We remain optimistic about another good year for stocks in 2018, albeit with a more normal level of volatility.

Low unemployment and strong GDP growth have contributed to the highest recorded levels of consumer confidence since the late 1990s. Job growth has remained strong throughout the past year, and signs have emerged recently of stronger wage gains as well. Tax cuts should be hitting paychecks early in 2018 for most consumers, with potentially further positive effects for confidence readings.

Investor confidence has surged as well, helped by extraordinarily low levels of market volatility. The S&P 500 is on track to go 68 weeks without having posted a 2% weekly drop, the longest such stretch for the Index since 1965.[2] Perhaps even more impressive is the fact that the S&P 500 posted a positive total return in each month in 2017, the first time ever that the Index did not have at least one month of negative returns in a calendar year. We will go out on a limb and suggest that it is highly unlikely that this will be repeated in 2018. However, while returns may be negative over some shorter-term periods in 2018, we are still optimistic about the year as a whole.

A key reason for optimism is the ongoing rebound in corporate profits. From their lowest point in 2008, corporate profits have gained 176%,[3] undermining the notion that gains in stock prices in recent years have been attributable only to low interest rates (although low rates have definitely helped). The tax reform legislation passed in December lowers the corporate tax rate from 35% to 21%, allows the immediate expensing of certain capital expenditures and changes the rules on profits that U.S. companies earn overseas. Together, these measures should increase corporate cash flows in future years and provide further fundamental underpinning for the stock market.

A review of the past year would not be complete without at least a brief mention of cryptocurrencies. A cryptocurrency is a digital asset designed to work as currency, utilizing encryption techniques to secure transactions and control the creation of additional currency units. Bitcoin is the most widely known cryptocurrency, and its price soared 1,204% in 2017, although not without incurring several 20%+ declines during the year, including a 34% decline over the last two weeks of December. Believers in cryptocurrencies say that “virtual” currencies could eventually supersede traditional currencies, due to their potential ease of use, anonymity and limitations on their eventual supply. However, the incredible volatility of Bitcoin over the past year suggests that it is highly inefficient as a medium of exchange. In addition, the supply of cryptocurrencies is growing, potentially driving down prices. There are now 26 cryptocurrencies with total market values over $1 billion, while only Bitcoin and Ethereum were in that range a year ago. While intriguing from an intellectual standpoint, we believe that the Bitcoin phenomenon is more akin to a speculative bubble than a replacement for traditional currencies.

In the world of traditional currencies, we continue to favor stocks. Strong economic conditions and rising corporate profits should continue to provide support for higher stock prices in 2018. However, consideration of individual stock valuations is likely to become even more important, given the price gains in the market over the past year. We continue to favor companies in the technology, consumer discretionary, health care and industrials sectors that have especially good combinations of growth opportunities and reasonable valuations.

PERFORMANCE REVIEW

For the year 2017 our selections in the industrial sector along with our under weighted position in the consumer staples sector made the most positive contribution to relative returns for the year. Notable performers over the period include Boeing (+95%), Lam Research (+76%) and Rockwell (+49%). On the negative side, our selections in consumer discretionary and information technology sectors detracted the most from our relative performance for the year. Notable underperformers include Dicks Sporting Goods (-43%), Kroger (-35%) and AutoZone (-29%). The Fund’s attention to valuations provided an additional headwind to relative performance, as high growth and momentum factors significantly outperformed value-oriented factors during the period.

1U.S. Bureau of Labor Statistics

[2]Bloomberg

[3]FactSet Earnings Insight

This commentary reflects the viewpoint of the portfolio manager, The Renaissance Group LLC, as of December 31, 2017, and is not intended as a forecast or guarantee of future results and is subject to change without notice.

4

AMG Renaissance Large Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Renaissance Large Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class Z shares on June 03, 2009 (commencement of operations) to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Renaissance Large Cap Growth Fund and the Russell 1000® Growth Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date

AMG Renaissance Large Cap Growth Fund [2,3,4]

Class N	22.03%	15.97%	14.35%	06/03/09

Class I	22.46%	16.39%	14.71%	06/03/09

Class Z	22.50%	16.54%	14.89%	06/03/09

Russell 1000® Growth Index [5]	30.21%	17.33%	16.62%	06/03/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	The date reflects inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

[4]  The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[5]  The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 1000® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Renaissance Large Cap Growth Fund Fund Snapshots (unaudited) December 31, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	36.2
Health Care	16.7
Industrials	16.4
Consumer Discretionary	14.8
Financials	9.3
Materials	3.4
Consumer Staples	1.7
Short-Term Investments*	1.1
Other Assets Less Liabilities**	0.4

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Texas Instruments, Inc.	2.1
UnitedHealth Group, Inc.	2.0
American Express Co.	2.0
The Boeing Co.	2.0
Cigna Corp.	2.0
Aetna, Inc.	2.0
Anthem, Inc.	2.0
Varian Medical Systems, Inc.	2.0
Citrix Systems, Inc.	2.0
Dollar General Corp.	2.0

Top Ten as a Group	20.1

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Renaissance Large Cap Growth Fund Schedule of Portfolio Investments December 31, 2017

	Shares	Value
Common Stocks - 98.5%
Consumer Discretionary - 14.8%
Carnival Corp.	48,822	$3,240,316
Comcast Corp., Class A	81,952	3,282,178
Darden Restaurants, Inc.	34,767	3,338,327
Dick’s Sporting Goods, Inc.	69,018	1,983,577
Discovery Communications, Inc., Class A*,1	107,615	2,408,424
Dollar General Corp.	39,066	3,633,529
The Home Depot, Inc.	17,362	3,290,620
O’Reilly Automotive, Inc.*	12,235	2,943,007
Ross Stores, Inc.	41,005	3,290,651
Total Consumer Discretionary		27,410,629
Consumer Staples - 1.7%
CVS Health Corp.	42,195	3,059,137
Financials - 9.3%
American Express Co.	37,840	3,757,891
Ameriprise Financial, Inc.	20,147	3,414,312
The Charles Schwab Corp.	63,501	3,262,046
Prudential Financial, Inc.	27,637	3,177,702
T Rowe Price Group, Inc.	34,478	3,617,777
Total Financials		17,229,728
Health Care - 16.7%
Aetna, Inc.	20,524	3,702,324
Amgen, Inc.	18,134	3,153,503
Anthem, Inc.	16,375	3,684,539
Biogen, Inc.*	11,210	3,571,170
Celgene Corp.*	24,389	2,545,236
Cigna Corp.	18,313	3,719,187
Gilead Sciences, Inc.	43,730	3,132,817
UnitedHealth Group, Inc.	17,154	3,781,771
Varian Medical Systems, Inc.*	33,008	3,668,839
Total Health Care		30,959,386
Industrials - 16.4%
Alaska Air Group, Inc.	33,590	2,469,201
The Boeing Co.	12,711	3,748,601
Cummins, Inc.	18,351	3,241,520
Illinois Tool Works, Inc.	21,237	3,543,393
Masco Corp.	80,318	3,529,173
Rockwell Automation, Inc.	18,065	3,547,063
Southwest Airlines Co.	53,317	3,489,598
Stanley Black & Decker, Inc.	21,310	3,616,094

	Shares	Value
Union Pacific Corp.	24,437	$3,277,002
Total Industrials		30,461,645
Information Technology - 36.2%
Activision Blizzard, Inc.	51,343	3,251,039
Adobe Systems, Inc.*	17,711	3,103,676
Alphabet, Inc., Class A*	3,227	3,399,322
Apple, Inc.	18,837	3,187,785
Applied Materials, Inc.	63,196	3,230,579
Cisco Systems, Inc.	85,706	3,282,540
Citrix Systems, Inc.*	41,659	3,665,992
eBay, Inc.*	87,054	3,285,418
Facebook, Inc., Class A*	17,502	3,088,403
Fidelity National Information Services, Inc.	34,816	3,275,837
International Business Machines Corp.	18,761	2,878,313
Juniper Networks, Inc.	106,642	3,039,297
Lam Research Corp.	15,665	2,883,457
Microsoft Corp.	38,751	3,314,760
NetApp, Inc.	60,932	3,370,758
Oracle Corp.	61,636	2,914,150
Skyworks Solutions, Inc.	31,741	3,013,808
Synopsys, Inc.*	35,703	3,043,324
Texas Instruments, Inc.	36,221	3,782,921
Total System Services, Inc.	43,673	3,454,098
Western Digital Corp.	33,649	2,676,105
Total Information Technology		67,141,582
Materials - 3.4%
Berry Global Group, Inc.*	54,024	3,169,588
Crown Holdings, Inc.*	54,478	3,064,387
Total Materials		6,233,975
Total Common Stocks (Cost $158,252,197)		182,496,082

	Principal Amount
Short-Term Investments - 1.1%
Joint Repurchase Agreements - 0.9%[2]
Cantor Fitzgerald Securities, Inc., dated 12/29/17,due 01/02/18, 1.410% total to be received $649,633 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.500%, 01/31/18 - 06/20/63, totaling $662,522)	$649,531	649,531

The accompanying notes are an integral part of these financial statements.
7

AMG Renaissance Large Cap Growth Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Joint Repurchase Agreements - 0.9% (continued)
State of Wisconsin Investment Board, dated 12/29/17, due 01/02/18, 1.630% total to be received $1,000,181 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 01/15/19 - 02/15/46, totaling $1,027,770)	$1,000,000	$1,000,000
Total Joint Repurchase Agreements		1,649,531

	Shares
Other Investment Companies - 0.2%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18%[3]	364,169	364,169
Total Short-Term Investments (Cost $2,013,700)		2,013,700

Value
Total Investments - 99.6% (Cost $160,265,897)	$184,509,782
Other Assets, less Liabilities - 0.4%	746,733
Net Assets - 100.0%	$185,256,515

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $1,586,205 or 0.9% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$182,496,082	—	—	$182,496,082
Short-Term Investments
Joint Repurchase Agreements	—	$1,649,531	—	1,649,531
Other Investment Companies	364,169	—	—	364,169

Total Investments in Securities	$182,860,251	$1,649,531	—	$184,509,782

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.
8

AMG Renaissance International Equity Fund Portfolio Manager’s Comments (unaudited)

For the fiscal year ended December 31, 2017, the AMG Renaissance International Equity Fund (Class Z) (the “Fund”) returned 26.97%, compared to the 27.19% return for the MSCI All Country World ex-USA Index.

MARKET OVERVIEW

International equity markets finished 2017 on a strong note, propelling the MSCI ACWI ex-USA to a 27% gain (in U.S. Dollars) for the year and marking the first time since 2012 that foreign markets outpaced the S&P 500®. Favorable economic readings from Europe, China and the U.S. were more than enough to assuage geopolitical fears ranging from Brexit negotiations to the nuclear ambitions of North Korea. Indicative of the broad economic strength around the globe, the JPMorgan Global PMI Index reached multi-year highs in November and showed strength in both the manufacturing and services components.

Foreign index returns were led by emerging markets, which gained 7.4% for the fourth quarter and 37.3% for the year as measured by the MSCI Emerging Markets Index. After an 11.2% rise in 2016, some investors are wondering if emerging markets may run out of steam in 2018. To put the gains in perspective, based on relative returns going back to the late 1980s, recent emerging market returns do not look excessive, and we may be in a situation of emerging markets performance simply catching up to U.S. markets.

The consistent theme of growth stocks outperforming value stocks in 2017 continued through the fourth quarter. For the year, the MSCI ACWI ex USA Growth Index climbed 32.0% compared to a 22.7% gain in the Value index. Growth stocks beat value stocks across the market cap spectrum and within developed and emerging market indices. Another theme that prevailed throughout 2017 was the decline of the U.S. Dollar, with the weaker greenback adding 9% to U.S. Dollar denominated returns of the MSCI ACWI ex-USA Index and helping ease the pain from the U.S. Dollar’s strength from 2013 to 2016.

During the fourth quarter, European politics also grabbed headlines with the focus on the inability of Germany’s Chancellor Angela Merkel’s Christian Democratic Union (CDU) party to form a new coalition government following September’s national elections. Despite the uncertainty, the German DAX Index still gained for the quarter. Brexit negotiations continued, although attention late in the year was on the first rate hike by the Bank of England since the middle of 2007. The widely expected move was in response to higher inflation brought on in part from the weaker pound following the Brexit vote in 2016.

Also boosting markets across the globe was the continued strength of the U.S. economy, which looks to solidify its 2018 economic growth prospects after Congress passed major tax reforms. A positive outlook for the U.S. should lift the economic tide for many nations. According to the October World Economic Outlook from the International Monetary Fund, global GDP growth for 2017 is estimated at 3.6%, rising to 3.7% in 2018, with both estimates up from earlier projections in April.

Breaking down GDP growth by emerging and developed countries, emerging markets have accounted for a large portion of overall global growth, and we believe this is likely to continue for years to come.

China remains the largest driver of world economic growth, and the Fund is positioned to take advantage of this opportunity, with an approximately 14% weighting to China/Hong Kong. One of the concerns with China’s growth has been growing debt levels relative to GDP. While the debt load has increased in recent years, China’s household debt burden compared to major developed countries is still very manageable. Furthermore, China is moving from a period of rapid growth to “a stage of high quality development,” as reported after the 19th National Congress held in October. This focus on quality should alleviate concerns of a debt bubble forming in China.

PERFORMANCE REVIEW

For the year 2017, our selections in both the information technology and materials sectors made the most positive contribution to relative returns for the year. Notable performers over the period include NetEase (+62%) and Akzo Nobel (+49%). On the negative side, our selections in consumer discretionary and health care sectors detracted the most from our relative performance for the year. Notable underperformers include Pandora (-14%) and Sanofi (-12%).

The energy sector performed well in the Fund and was the second best performing sector in our benchmark for the quarter. Crude oil (West Texas Intermediate) gained 16.8% for the final three months of the year, putting the 2017 gain at 12.3%. We remain underweight in the energy sector relative to our benchmark and believe crude oil prices are likely range-bound in the near term as OPEC continues to curb production while U.S. shale production puts pressure on the supply side of the equation. One of the biggest potential boosts to energy prices is the continued increase in demand from China. China’s demand for oil has increased dramatically over the last 15 years, but other countries such as the United States and Japan have decreased their appetite for oil. Until we see a clearer picture of crude oil supply/demand dynamics, we will likely remain underweight in the energy sector.

Looking at performance by region, we enjoyed the most success in the Asia/Pacific area where we averaged an almost 40% weighting. Our Chinese holdings contributed the most to returns, while India detracted. Western Europe, our largest regional weight at 46%, was our weakest performing region as positive contributions from Germany were negated by poor returns in Denmark.

POSITIONING AND OUTLOOK

Relative to our benchmark, we ended the year with our largest overweights to the information technology sector, followed by consumer discretionary. We believe that attractive investment opportunities exist in higher growth areas such as semiconductors, autos and leisure, while the Fund remains underweight in slower growth sectors such as financials and consumer staples. Additionally, we remain overweight to emerging markets in the Fund as the asset class offers both better growth rates and attractive valuation.

Although the advances in global equity markets in 2017 were not unprecedented, what was unusual was the lack of volatility, as evidenced by the fact that the MSCI ACWI ex-USA was positive each month of the year. Many market prognosticators look for continued gains in 2018, buoyed in part by good earnings growth. According to earnings estimates compiled by FactSet, international firms are expected to increase 2018 earnings per share close to 10% year-over-year, well above the 4.5% average yearly growth rate since 2005.

Despite the run-up in foreign markets this year, we believe market valuations remain attractive compared to U.S. markets. Favorable valuations are a positive for international equity markets, but one concern for investors is the potential rise in inflation as economies expand. It is unlikely, though, that inflation will rise enough to offset positive growth, even as the U.S. Federal Reserve looks to move rates higher in 2018 and other major central banks look to

9

AMG Renaissance International Equity Fund Portfolio Manager’s Comments (continued)

taper their monetary easing programs. Despite the almost 50% return in emerging markets since the end of 2015, we believe the asset class still presents opportunities. While emerging markets account for 34% of world GDP, those same countries only represent 21% of global market capitalization, suggesting that emerging equity markets have ample room to expand.	With market sentiment seemingly overwhelmingly bullish, we remain optimistic for 2018, but also cautious given the many uncertainties in the market. We have learned in managing international portfolios for over 23 years that market volatility will inevitably pick up, and we believe that as active managers we will be able to position the Fund to capitalize on the changing landscape while mitigating risk.

This commentary reflects the viewpoints of The Renaissance Group LLC as of December 31, 2017 and is not intended as a forecast or guarantee of future results.

10

AMG Renaissance International Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Renaissance International Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class Z shares on June 16, 2014 (commencement of operations) to a $10,000 investment made in the MSCI ACWI ex-USA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Renaissance International Equity Fund and the MSCI ACWI ex-USA Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date

AMG Renaissance International Equity Fund [2,3,4,5,6,7]

Class N	26.39%	3.05%	06/16/14

Class I	26.77%	3.40%	06/16/14

Class Z	26.97%	3.52%	06/16/14

MSCI ACWI ex-USA [8]	27.19%	4.02%	06/16/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	The date reflects inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

[4]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[5]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[6]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

[7]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[8]  The MSCI All Country World Index (“ACWI”) ex-USA is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 22 developed and 24 emerging market country indices. Unlike the Fund, the Index is unmanaged, is not available for investment and does not incur expenses. All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

11

AMG Renaissance International Equity Fund Fund Snapshots (unaudited) December 31, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Industrials	17.4
Information Technology	17.4
Financials	16.1
Consumer Discretionary	16.0
Materials	12.1
Telecommunication Services	6.8
Health Care	4.7
Energy	3.6
Consumer Staples	3.4
Utilities	1.5
Short-Term Investments*	8.9
Other Assets Less Liabilities**	(7.9)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
DBS Group Holdings, Ltd., Sponsored ADR	2.1
Teck Resources, Ltd., Class B	2.1
KB Financial Group, Inc., ADR	2.1
Kasikornbank PCL, ADR	2.0
China Eastern Airlines Corp., Ltd., ADR	2.0
Capgemini SE, ADR	2.0
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	1.9
NetEase, Inc., ADR	1.9
Allianz SE, Sponsored ADR	1.9
Pandora A/S, Sponsored ADR	1.9

Top Ten as a Group	19.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

12

AMG Renaissance International Equity Fund Schedule of Portfolio Investments December 31, 2017

	Shares	Value
Common Stocks - 99.0%
Consumer Discretionary - 16.0%
Bridgestone Corp., ADR (Japan)	2,019	$46,922
Carnival PLC, ADR (United States)[1]	740	49,047
China Lodging Group, Ltd., Sponsored ADR (China)	343	49,539
GKN PLC, Sponsored ADR (United Kingdom)	11,550	49,030
Magna International, Inc. (Canada)	871	49,360
Pandora A/S, Sponsored ADR (Denmark)	1,948	53,054
Persimmon PLC, ADR (United Kingdom)[1]	641	47,972
Renault, S.A., ADR (France)[1]	2,512	50,566
Valeo, S.A., Sponsored ADR (France)	1,319	49,245
Total Consumer Discretionary		444,735
Consumer Staples - 3.4%
Unilever PLC, Sponsored ADR (United Kingdom)	846	46,818
WH Group, Ltd., Sponsored ADR (Hong Kong)	2,121	47,934
Total Consumer Staples		94,752
Energy - 3.6%
CNOOC, Ltd. (China)	36,853	52,907
LUKOIL PJSC, Sponsored ADR (Russia)	841	48,483
Total Energy		101,390
Financials - 16.1%
Allianz SE, Sponsored ADR (Germany)	2,312	53,095
AXA, S.A. (France)	1,642	48,658
DBS Group Holdings, Ltd., Sponsored ADR (Singapore)	775	57,861
Grupo Financiero Santander Mexico,S.A.B. de CV, Series B shares, ADR (Mexico)	5,101	37,288
Kasikornbank PCL, ADR (Thailand)	1,913	56,587
KB Financial Group, Inc., ADR (South Korea)*	968	56,638
Manulife Financial Corp. (Canada)	2,313	48,249
ORIX Corp., Sponsored ADR (Japan)	540	45,781
SCOR SE, Sponsored ADR (France)[1]	10,847	44,039
Total Financials		448,196
Health Care - 4.7%
ICON PLC (Ireland)*	419	46,991
Jazz Pharmaceuticals PLC (Ireland)*	309	41,607
Sanofi (France)	495	42,615
Total Health Care		131,213
Industrials - 17.4%
ACS Actividades de Construccion y Servicios, S.A.(Spain)	1,172	45,779
AerCap Holdings, N.V. (Ireland)*	909	47,822

	Shares	Value
Beijing Capital International Airport Co. Ltd., Class H (China)	31,148	$46,964
Canadian National Railway Co. (Canada)	568	46,860
China Eastern Airlines Corp., Ltd., ADR (China)	1,557	56,270
Deutsche Post AG, Sponsored ADR (Germany)	1,060	50,440
Mitsubishi Electric Corp., ADR (Japan)[1]	1,558	51,819
Ryanair Holdings PLC, Sponsored ADR (Ireland)*	498	51,887
SMC Corp., Sponsored ADR (Japan)	2,327	47,820
Vestas Wind Systems A/S, ADR (Denmark)	1,638	37,805
Total Industrials		483,466
Information Technology - 17.4%
Advanced Semiconductor Engineering, Inc., ADR(Taiwan)	6,735	43,643
Baidu, Inc., Sponsored ADR (China)*	207	48,481
Capgemini SE, ADR (France)	2,361	56,050
Check Point Software Technologies, Ltd. (Israel)*	411	42,588
Infineon Technologies AG, ADR (Germany)	1,836	50,077
Murata Manufacturing Co., Ltd., ADR (Japan)[1]	1,281	43,029
NetEase, Inc., ADR (China)[1]	154	53,141
NXP Semiconductors, N.V. (Netherlands)*	394	46,133
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	1,344	53,290
Wipro, Ltd., ADR (India)	8,432	46,123
Total Information Technology		482,555
Materials - 12.1%
Akzo Nobel, N.V., Sponsored ADR (Netherlands)	1,535	44,730
Arkema, S.A., Sponsored ADR (France)[1]	430	52,460
CRH PLC, Sponsored ADR (Ireland)[1]	1,257	45,365
Sinopec Shanghai Petrochemical Co., Ltd., Sponsored ADR (China)[1]	854	48,678
Solvay, S.A. (Belgium)	319	44,353
Teck Resources, Ltd., Class B (Canada)	2,167	56,666
Toray Industries, Inc., ADR (Japan)	2,399	45,221
Total Materials		337,473
Telecommunication Services - 6.8%
KDDI Corp., ADR (Japan)	3,697	45,734
Nippon Telegraph & Telephone Corp., ADR (Japan)	964	45,539
SK Telecom Co., Ltd., Sponsored ADR (South Korea)	1,713	47,810

The accompanying notes are an integral part of these financial statements.
13

AMG Renaissance International Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services - 6.8% (continued)
Turkcell Iletisim Hizmetleri AS (Turkey)	12,437	$50,712
Total Telecommunication Services		189,795
Utilities - 1.5%
Korea Electric Power Corp., Sponsored ADR (South Korea)*	2,324	41,158
Total Common Stocks (Cost $2,277,417)		2,754,733

	Principal Amount
Short-Term Investments - 8.9%

Joint Repurchase Agreements - 8.9%[2]
State of Wisconsin Investment Board, dated 12/29/17, due 01/02/18, 1.630% total to be received $247,545 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 01/15/19 - 02/15/46, totaling $254,373)	$247,500	247,500
Total Short-Term Investments (Cost $247,500)		247,500

Value
Total Investments - 107.9% (Cost $2,524,917)	$3,002,233
Other Assets, less Liabilities - (7.9)%	(220,207)
Net Assets - 100.0%	$2,782,026

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $240,704 or 8.7% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
ADR American	Depositary Receipt

The accompanying notes are an integral part of these financial statements.
14

AMG Renaissance International Equity Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2†	Level 3	Total
Investments in Securities
Common Stocks
Industrials	$437,687	$45,779	—	$483,466
Information Technology	482,555	—	—	482,555
Financials	399,538	48,658	—	448,196
Consumer Discretionary	444,735	—	—	444,735
Materials	293,120	44,353	—	337,473
Telecommunication Services	139,083	50,712	—	189,795
Health Care	88,598	42,615	—	131,213
Energy	48,483	52,907	—	101,390
Consumer Staples	94,752	—	—	94,752
Utilities	41,158	—	—	41,158
Short-Term Investments
Joint Repurchase Agreements	—	247,500	—	247,500

Total Investments in Securities	$2,469,709	$532,524	—	$3,002,233

†	As a result of the fair valuation policy utilized by the Fund, certain international equity securities may be level 2 and could result in transfers between level 1 to level 2. (See Note 1(a) in the Notes to Financial Statements.)

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

Country	% of Long-Term Investments
Belgium	1.6
Canada	7.3
China	12.9
Denmark	3.3
France	12.5
Germany	5.6
Hong Kong	1.7
India	1.7
Ireland	8.5
Israel	1.5
Japan	13.5
Mexico	1.3

Country	% of Long-Term Investments
Netherlands	3.3
Russia	1.8
Singapore	2.1
South Korea	5.3
Spain	1.7
Taiwan	3.5
Thailand	2.1
Turkey	1.8
United Kingdom	5.2
United States	1.8

100.0

The accompanying notes are an integral part of these financial statements.
15

Statement of Assets and Liabilities December 31, 2017

	AMG Renaissance Large Cap Growth Fund	AMG Renaissance International Equity Fund
Assets:
Investments at Value* (including securities on loan valued at $1,586,205, and $240,704, respectively)	$184,509,782	$3,002,233
Foreign currency**	—	659
Receivable for investments sold	2,611,902	43,818
Dividend, interest and other receivables	56,204	4,428
Receivable for Fund shares sold	42,270	—
Receivable from affiliate	9,631	8,106
Prepaid expenses	21,444	11,006
Total assets	187,251,233	3,070,250
Liabilities:
Payable upon return of securities loaned	1,649,531	247,500
Payable for Fund shares repurchased	164,458	—
Due to custodian	—	877
Accrued expenses:
Investment advisory and management fees	72,922	960
Administrative fees	23,763	360
Distribution fees	15,139	56
Shareholder service fees	7,903	214
Professional fees	35,093	29,988
Trustee fees and expenses	1,925	29
Other	23,984	8,240
Total liabilities	1,994,718	288,224

Net Assets	$185,256,515	$2,782,026
* Investments at cost	$160,265,897	$2,524,917
** Foreign currency at cost	—	$659

The accompanying notes are an integral part of these financial statements.
16

Statement of Assets and Liabilities (continued)

	AMG Renaissance Large Cap Growth Fund	AMG Renaissance International Equity Fund
Net Assets Represent:
Paid-in capital	$158,874,055	$2,690,899
Undistributed (distribution in excess of) net investment income	3,681	(8,672)
Accumulated net realized gain (loss) from investments	2,134,894	(377,517)
Net unrealized appreciation on investments	24,243,885	477,316
Net Assets	$185,256,515	$2,782,026

Class N:
Net Assets	$70,780,792	$193,472
Shares outstanding	5,044,437	18,268
Net asset value, offering and redemption price per share	$14.03	$10.59
Class I:
Net Assets	$13,635,293	$588,884
Shares outstanding	962,566	55,811
Net asset value, offering and redemption price per share	$14.17	$10.55
Class Z:
Net Assets	$100,840,430	$1,999,670
Shares outstanding	7,201,566	189,436
Net asset value, offering and redemption price per share	$14.00	$10.56

The accompanying notes are an integral part of these financial statements.
17

Statement of Operations For the fiscal year ended December 31, 2017

	AMG Renaissance Large Cap Growth Fund	AMG Renaissance International Equity Fund
Investment Income:
Dividend income	$1,975,747	$64,345
Securities lending income	3,890	10,924
Foreign withholding tax	—	(7,471)
Total investment income	1,979,637	67,798
Expenses:
Investment advisory and management fees	601,712	10,257
Administrative fees	183,759	3,846
Distribution fees - Class N	79,157	899
Shareholder servicing fees - Class N	38,194	596
Shareholder servicing fees - Class I	14,480	458
Professional fees	41,672	32,847
Registration fees	61,561	53,410
Transfer agent fees	17,695	416
Custodian fees	9,717	9,636
Reports to shareholders	33,388	3,260
Trustee fees and expenses	7,862	170
Miscellaneous	4,148	1,945
Total expenses before offsets	1,093,345	117,740
Expense reimbursements	(152,975)	(93,990)
Expense reductions	(6,473)	(954)
Net expenses	933,897	22,796

Net investment income	1,045,740	45,002
Net Realized and Unrealized Gain:
Net realized gain on investments	6,272,146	96,867
Net realized loss on foreign currency transactions	—	(1,015)
Net change in unrealized appreciation/depreciation on investments	17,629,825	432,692
Net realized and unrealized gain	23,901,971	528,544

Net increase in net assets resulting from operations	$24,947,711	$573,546

The accompanying notes are an integral part of these financial statements.
18

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Renaissance Large Cap Growth Fund#		AMG Renaissance International Equity Fund#
	2017	2016	2017	2016
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$1,045,740	$552,593	$45,002	$41,696
Net realized gain (loss) on investments	6,272,146	1,749,376	95,852	(227,905)
Net change in unrealized appreciation/depreciation on investments	17,629,825	3,950,607	432,692	93,548
Net increase (decrease) in net assets resulting from operations	24,947,711	6,252,576	573,546	(92,661)
Distributions to Shareholders:
From net investment income:
Class N	(328,989)	(12,054)	(2,081)	(7,871)
Class I	(70,668)	(94,667)	(10,255)	(4,116)
Class Z	(642,121)	(447,027)	(36,068)	(35,776)
From net realized gain on investments:
Class N	(1,856,088)	(41,286)	—	—
Class I	(353,807)	(205,073)	—	—
Class Z	(2,667,271)	(778,779)	—	—
From paid in capital:
Class N	—	—	—	(3,077)
Class I	—	—	—	(1,609)
Class Z	—	—	—	(13,989)
Total distributions to shareholders	(5,918,944)	(1,578,886)	(48,404)	(66,438)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	94,519,228	3,346,471	202,393	(906,207)

Total increase (decrease) in net assets	113,547,995	8,020,161	727,535	(1,065,306)
Net Assets:
Beginning of year	71,708,520	63,688,359	2,054,491	3,119,797
End of year	$185,256,515	$71,708,520	$2,782,026	$2,054,491
End of year undistributed (distribution in excess of) net investment income	$3,681	—	$(8,672)	$(5,591)

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.
19

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$11.86	$11.10	$11.51	$11.80	$11.63
Income (loss) from Investment Operations:
Net investment income[1,2]	0.08	0.04	0.01	0.03	0.01
Net realized and unrealized gain (loss) on investments	2.54	0.94	(0.18)	2.30	3.95
Total income (loss) from investment operations	2.62	0.98	(0.17)	2.33	3.96
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.05)	–	(0.03)	(0.08)
Net realized gain on investments	(0.38)	(0.17)	(0.24)	(2.59)	(3.71)
Total distributions to shareholders	(0.45)	(0.22)	(0.24)	(2.62)	(3.79)
Net Asset Value, End of Year	$14.03	$11.86	$11.10	$11.51	$11.80
Total Return[2]	22.03%[3]	8.81%[3]	(1.53)%[3]	19.59%	34.17%
Ratio of net expenses to average net assets[4]	1.02%	1.15%	1.14%	1.14%	1.17%[5]
Ratio of gross expenses to average net assets[6]	1.16%	1.44%	1.58%	1.97%	1.71%[5]
Ratio of net investment income to average net assets[2]	0.59%	0.39%	0.09%	0.23%	0.10%[5]
Portfolio turnover	33%	37%	48%	60%	53%
Net assets end of year (000’s) omitted	$70,781	$3,069	$2,533	$7,239	$984

20

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$11.94	$11.17	$11.59	$11.87	$11.68
Income (loss) from Investment Operations:
Net investment income[1,2]	0.11	0.08	0.06	0.07	0.07
Net realized and unrealized gain (loss) on investments	2.58	0.94	(0.20)	2.33	3.97
Total income (loss) from investment operations	2.69	1.02	(0.14)	2.40	4.04
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.08)	(0.04)	(0.05)	(0.11)
Net realized gain on investments	(0.38)	(0.17)	(0.24)	(2.63)	(3.74)
Total distributions to shareholders	(0.46)	(0.25)	(0.28)	(2.68)	(3.85)
Net Asset Value, End of Year	$14.17	$11.94	$11.17	$11.59	$11.87
Total Return[2]	22.46%[3]	9.12%[3]	(1.23)%[3]	20.08%[3]	34.75%[3]
Ratio of net expenses to average net assets[4]	0.76%	0.81%	0.80%	0.75%	0.77%[5]
Ratio of gross expenses to average net assets[6]	0.90%	1.10%	1.23%	1.59%	1.30%[5]
Ratio of net investment income to average net assets[2]	0.85%	0.73%	0.52%	0.51%	0.49%[5]
Portfolio turnover	33%	37%	48%	60%	53%
Net assets end of year (000’s) omitted	$13,635	$14,173	$17,189	$14,343	$11,336

21

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$11.81	$11.04	$11.45	$11.76	$11.58
Income (loss) from Investment Operations:
Net investment income[1,2]	0.13	0.10	0.09	0.08	0.08
Net realized and unrealized gain (loss) on investments	2.53	0.94	(0.21)	2.31	3.94
Total income (loss) from investment operations	2.66	1.04	(0.12)	2.39	4.02
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.10)	(0.05)	(0.07)	(0.13)
Net realized gain on investments	(0.38)	(0.17)	(0.24)	(2.63)	(3.71)
Total distributions to shareholders	(0.47)	(0.27)	(0.29)	(2.70)	3.84
Net Asset Value, End of Year	$14.00	$11.81	$11.04	$11.45	$11.76
Total Return[2]	22.50%[3]	9.38%[3]	(1.06)%[3]	20.15%[3]	34.95%[3]
Ratio of net expenses to average net assets[4]	0.65%	0.65%	0.64%	0.64%	0.67%[5]
Ratio of gross expenses to average net assets[6]	0.79%	0.94%	1.07%	1.51%	1.16%[5]
Ratio of net investment income to average net assets[2]	0.96%	0.89%	0.76%	0.63%	0.58%[5]
Portfolio turnover	33%	37%	48%	60%	53%
Net assets end of year (000’s) omitted	$100,840	$54,467	$43,966	$8,184	$3,612

#	Effective October 1, 2016, Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes reduction from broker recapture amounting to less than 0.01%, 0.01%, 0.02%, 0.02% and 0.01%, for the years ended 2017, 2016, 2015, 2014, 2013, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.019%, 0.019% and 0.021% of average net assets for the Class N, Class I and Class Z, respectively.
[6]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

22

AMG Renaissance International Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class N	2017	2016#	2015	2014*
Net Asset Value, Beginning of Period	$8.47	$8.90	$9.13	$10.00
Income (loss) from Investment Operations:
Net investment income[1,2]	0.14	0.12	0.06 [3]	0.03
Net realized and unrealized gain (loss) on investments	2.10	(0.33)	(0.20)	(0.87)
Total income (loss) from investment operations	2.24	(0.21)	(0.14)	(0.84)
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.16)	(0.09)	(0.03)
Paid in capital	–	(0.06)	–	–
Total distributions to shareholders	(0.12)	(0.22)	(0.09)	(0.03)
Net Asset Value, End of Period	$10.59	$8.47	$8.90	$9.13
Total Return[2]	26.39%[4]	(2.37)%[4]	(1.56)%	(8.45)%[5]
Ratio of net expenses to average net assets[6]	1.23%	1.30%	1.29%	1.12%[7]
Ratio of gross expenses to average net assets[8]	4.94%	4.00%	4.78%	7.85%[7]
Ratio of net investment income to average net assets[2]	1.41%	1.36%	0.68%	0.49%[7]
Portfolio turnover	52%	93%	46%	20%[5]
Net assets end of period (000’s) omitted	$193	$357	$1,010	$85

23

AMG Renaissance International Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class I	2017	2016#	2015	2014*
Net Asset Value, Beginning of Period	$8.47	$8.93	$9.12	$10.00
Income (loss) from Investment Operations:
Net investment income[1,2]	0.17	0.13	0.11 [3]	0.05
Net realized and unrealized gain (loss) on investments	2.10	(0.31)	(0.21)	(0.89)
Total income (loss) from investment operations	2.27	(0.18)	(0.10)	(0.84)
Less Distributions to Shareholders from:
Net investment income	(0.19)	(0.20)	(0.09)	(0.04)
Paid in capital	–	(0.08)	–	–
Total distributions to shareholders	(0.19)	(0.28)	(0.09)	(0.04)
Net Asset Value, End of Period	$10.55	$8.47	$8.93	$9.12
Total Return[2]	26.77%[4]	(2.02)%[4]	(1.11)%[4]	(8.36)%[4,5]
Ratio of net expenses to average net assets[6]	0.93%	0.90%	0.87%	0.87%[7]
Ratio of gross expenses to average net assets[8]	4.64%	4.00%	4.28%	7.98%[7]
Ratio of net investment income to average net assets[2]	1.71%	1.54%	1.17%	0.86%[7]
Portfolio turnover	52%	93%	46%	20%[5]
Net assets end of period (000’s) omitted	$589	$179	$177	$100

24

AMG Renaissance International Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class Z	2017	2016#	2015	2014*
Net Asset Value, Beginning of Period	$8.47	$8.92	$9.12	$10.00
Income (loss) from Investment Operations:
Net investment income[1,2]	0.18	0.15	0.13 [3]	0.05
Net realized and unrealized gain (loss) on investments	2.10	(0.31)	(0.23)	(0.88)
Total income (loss) from investment operations	2.28	(0.16)	(0.10)	(0.83)
Less Distributions to Shareholders from:
Net investment income	(0.19)	(0.21)	(0.10)	(0.05)
Paid in capital	–	(0.08)	–	–
Total distributions to shareholders	(0.19)	(0.29)	(0.10)	(0.05)
Net Asset Value, End of Period	$10.56	$8.47	$8.92	$9.12
Total Return[2]	26.97%[4]	(1.83)%[4]	(1.08)%[4]	(8.32)%[4,5]
Ratio of net expenses to average net assets[6]	0.81%	0.80%	0.79%	0.76%[7]
Ratio of gross expenses to average net assets[8]	4.52%	3.79%	4.03%	7.70%[7]
Ratio of net investment income to average net assets[2]	1.83%	1.71%	1.34%	0.91%[7]
Portfolio turnover	52%	93%	46%	20%[5]
Net assets end of period (000’s) omitted	$2,000	$1,519	$1,933	$1,944

#	Effective October 1, 2016, Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
*	Commencement of operations was on June 16, 2014.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.05, $0.10, $0.12 for the Class N, Class I and Class Z, respectively.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Not annualized.
[6]	Includes reduction from broker recapture amounting to 0.04%, 0.05% and 0.06% for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, and Class N 0.10%, Class I and Class Z 0.09% for the period ended December 31, 2014, respectively.
[7]	Annualized.
[8]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

25

Notes to Financial Statements December 31, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Renaissance Large Cap Growth Fund (“Large Cap Growth”) and AMG Renaissance International Equity Fund (“International Equity”), each a “Fund” and collectively, the “Funds.”

Each Fund offers three classes of shares; which effective October 1, 2016, were renamed. Each Fund previously offered the Investor Class, Service Class and Institutional Class shares which were renamed Class N, Class I, and Class Z, respectively. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Stocks in the information technology sector comprise a significant portion of the Fund’s portfolio at December 31, 2017. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

26

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the year ended December 31, 2017, the impact on the expense ratios were as follows: Large Cap Growth - $6,473 or less than 0.01% and International Equity - $954 or 0.04% .

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Temporary differences are due to differences between book and tax treatment of losses for excise tax purposes, mark-to-market of passive foreign investment companies and wash sales.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	Large Cap Growth		International Equity
Distributions paid from:	2017	2016	2017	2016
Ordinary income	$1,042,059	$552,593	$48,404	$47,763
Short-term capital gains	393,247	259,317	—	—
Long-term capital gains	4,483,638	766,976	—	—
Return of capital	—	—	—	18,675

	$5,918,944	$1,578,886	$48,404	$66,438

27

Notes to Financial Statements (continued)

As of December 31, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

	Large Cap Growth	International Equity
Capital loss carryforward	—	$244,507
Undistributed ordinary income	$3,681	—
Undistributed short-term capital gains	—	—
Undistributed long-term capital gains	2,177,168	—
Late-year loss deferral	—	1,194

At December 31, 2017, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Large Cap Growth	$160,308,171	$27,490,645	$(3,289,034)	$24,201,611
International Equity	2,665,405	525,333	(188,505)	336,828

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2017, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2017, the following Fund had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

	Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term	Total
International Equtiy	$145,601	$98,906	$244,507

For the fiscal year ended December 31, 2017, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
International Equity	$19,704	$26,089

As of December 31, 2017, Large Cap Growth had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended December 31, 2018, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2017 and December 31, 2016, the capital stock transactions by class for the Funds were as follows:

		Large Cap Growth				International Equity
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	275,368	$3,582,061	138,761	$1,589,266	131,227	$1,271,713	197,520	$1,723,821
Reinvestment of distributions	133,176	1,877,777	4,416	53,340	197	2,081	1,266	10,712

28

Notes to Financial Statements (continued)

		Large Cap Growth				International Equity
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Proceeds from sale of shares issued in connection with merger#	4,949,178	$65,580,049	—	—	—	—	—	—
Cost of shares repurchased	(572,038)	(7,719,590)	(112,631)	$(1,251,597)	(155,265)	$(1,520,989)	(270,158)	$(2,310,451)

Net increase (decrease)	4,785,684	$63,320,297	30,546	$391,009	(23,841)	$(247,195)	(71,372)	$(575,918)

Class I:
Proceeds from sale of shares	314,464	$4,224,154	172,150	$1,951,891	40,197	$411,257	627	$5,438
Reinvestment of distributions	28,966	412,187	24,439	297,441	973	10,255	676	5,725
Proceeds from sale of shares issued in connection with merger#	357,760	4,782,255	—	—	—	—	—	—
Cost of shares repurchased	(925,238)	(12,162,312)	(549,050)	(6,135,507)	(6,497)	(67,992)	—	—

Net increase (decrease)	(224,048)	$(2,743,716)	(352,461)	$(3,886,175)	34,673	$353,520	1,303	$11,163

Class Z:
Proceeds from sale of shares	978,783	$12,649,655	1,447,385	$15,950,625	6,674	$60,000	7,377	$62,517
Reinvestment of distributions	155,290	2,184,928	47,804	575,081	3,422	36,068	5,882	49,765
Proceeds from sale of shares issued in connection with merger#	2,961,729	39,171,054	—	—	—	—	—	—
Cost of shares repurchased	(1,505,944)	(20,062,990)	(864,683)	(9,684,069)	—	—	(50,512)	(453,734)

Net increase (decrease)	2,589,858	$33,942,647	630,506	$6,841,637	10,096	$96,068	(37,253)	$(341,452)

# See Note 8 of the Notes to Financial Statements.

At December 31, 2017, certain unaffiliated shareholders of record held greater than 10% of the net assets of the Funds as follows: International Equity - two own 61%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2017, the market value of Repurchase Agreements outstanding for Large Cap Growth and International Equity were $1,649,531 and $247,500, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

International Equity invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated

29

Notes to Financial Statements (continued)

with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by The Renaissance Group LLC (“Renaissance”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Renaissance.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2017, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Large Cap Growth*
on the first $50 million	0.55%
on the next $25 million	0.50%
on the next $25 million	0.45%
on balance over $100 million	0.40%
International Equity	0.40%

*	Effective May 1, 2017, Large Cap Growth changed to a tiered management fee structure. Prior to May 1, 2017, the annual rate for Large Cap Growth’s investment management fee was 0.55% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2019 for Large Cap Growth and through at least May 1, 2018 for International Equity, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Large Cap Growth and International Equity to 0.66% and 0.85%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2017, the Funds’ expiration of recoupment is as follows:

Expiration Period	Large Cap Growth	International Equity
Less than 1 year	$186,914	$81,993
Within 2 years	185,526	74,416
Within 3 years	152,975	93,990

Total Amount Subject to Recoupment	$525,415	$250,399

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, the Funds 0.25% of the Fund’s average daily net assets.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor of up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

For each of the Class N and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up

30

Notes to Financial Statements (continued)

to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2017, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Large Cap Growth
Class N*	0.25%	0.12%
Class I	0.15%	0.11%
International Equity
Class N*	0.25%	0.17%
Class I	0.15%	0.12%

*Effective February 27, 2017, the maximum annual rate was decreased to 0.15% from 0.25%.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2017, the Funds neither borrowed from nor lent to other funds in the AMG Funds family. At December 31, 2017, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2017, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Large Cap Growth	$41,394,505	$51,768,333
International Equity	1,507,415	1,315,237

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2017.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held and cash collateral received at December 31, 2017, were as follows:

Fund	Securities Loaned	Cash Collateral Received
Large Cap Growth	$1,586,205	$1,649,531
International Equity	240,704	247,500

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program, and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

31

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2017:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Large Cap Growth
Cantor Fitzgerald Securities, Inc.	$649,531	$649,531	—	—
State of Wisconsin Investment Board	1,000,000	1,000,000	—	—

Totals	$1,649,531	$1,649,531	—	—

International Equity
State of Wisconsin Investment Board	$247,500	$247,500	—	—

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. Effective August 1, 2017, the Funds have adopted these amendments and noted no significant impact on the financial statements and accompanying notes.

8. FUND MERGER

On July 31, 2017, Large Cap Growth acquired all the net assets of AMG Managers Cadence Capital Appreciation Fund (“Capital Appreciation”) based on the respective valuations as of the close of business on July 28, 2017, pursuant to a Plan of Reorganization approved by the shareholders of Capital Appreciation on July 20, 2017.

The acquisition was accomplished by a tax-free exchange of 357,760 Class I shares of Large Cap Growth at a net asset value of $13.37 per share for 148,110 Class I shares of Capital Appreciation; 4,949,178 Class N shares of Large Cap Growth at a net asset value of $13.25 per share for 2,060,117 Class N shares of Capital Appreciation; and 2,961,729 Class Z shares of Large Cap Growth at a net asset value of $13.23 per share for 1,187,364 Class Z shares of Capital Appreciation.

The net assets of Large Cap Growth and Capital Appreciation immediately before the acquisition were $75,748,095 and $109,533,358, respectively, including unrealized depreciation of $125,340 for Capital Appreciation. Immediately after the acquisition, the combined net assets of Large Cap Growth amounted to

$185,281,453. For financial reporting purposes, assets received and shares issued by Large Cap Growth were recorded at fair value; however, the cost basis of the investments received from Capital Appreciation was carried forward to align ongoing reporting of Large Cap Growth’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming this reorganization had been completed on January 1, 2017, the Large Cap Growth Fund’s results of operations for the year ended December 31, 2017 would have been as follows:

Net Investment Income	$1,339,704
Realized and Unrealized Gain on Investments	39,367,419
Net Increase to Net Assets from Operations	$40,707,123

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to Large Cap Growth that have been included in its statements of operations since the reorganization.

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements.

32

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG RENAISSANCE LARGE CAP GROWTH FUND AND AMG RENAISSANCE INTERNATIONAL EQUITY FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Renaissance Large Cap Growth Fund and AMG Renaissance International Equity Fund (two of the funds constituting AMG Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2018

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

33

Other Information

TAX INFORMATION

AMG Renaissance Large Cap Growth Fund and the AMG Renaissance International Equity Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2017 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the calendar year.

In accordance with federal tax law, the following Fund elected to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, the following Fund hereby makes the following designations regarding its period ended December 31, 2017:

AMG Renaissance International Equity Fund

▶ The total amount of taxes paid and income sourced from foreign countries was $7,462 and $66,083, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Renaissance Large Cap Growth Fund and the AMG Renaissance International Equity Fund each hereby designates $4,483,638 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2017, or if subsequently determined to be different, the net capital gains of such year.

RESULTS OF SHAREHOLDER MEETING

At a special meeting of shareholders of AMG Managers Cadence Capital Appreciation Fund (“Cadence”), held on July 20, 2017, the shareholders of Cadence voted on the following proposal:

		Number of Eligible Voters

Proposal 1	For	Broker Non-Votes	Against	Abstain
Approve an Agreement and Plan or Reorganization	1,168,774	451,776	39,316	59.109

34

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 61 Funds in Fund Complex	Bruce B. Bingham, 69 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 61 Funds in Fund Complex

Edward J. Kaier, 72

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex

Kurt A. Keilhacker, 54

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 • Oversees 61 Funds in Fund Complex

Steven J. Paggioli, 67

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex	Richard F. Powers III, 72 Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 1999 • Oversees 63 Funds in Fund Complex

Eric Rakowski, 59

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex	Victoria L. Sassine, 52 Lecturer, Babson College (2007 – Present).

• Trustee since 2004 • Oversees 61 Funds in Fund Complex

Thomas R. Schneeweis, 70

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for GlobalAsset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

35

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 63 Funds in Fund Complex

Christine C. Carsman, 65

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

36

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 50

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 59

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 53

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Controller since 2017

Christopher R. Townsend, 50

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 43

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 32

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

The Renaissance Group LLC

625 Eden Park Drive, Suite 1200

Cincinnati, OH 45202

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com	41

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

amgfunds.com	123117 AR024

ANNUAL REPORT

AMG Funds

December 31, 2017

AMG Yacktman Fund
Class I: YACKX

AMG Yacktman Focused Fund
Class N: YAFFX	Class I: YAFIX

AMG Yacktman Focused Fund - Security Selection Only
Class N: YFSNX	Class I: YFSIX

AMG Yacktman Special Opportunities Fund
Class I: YASSX	Class Z: YASLX

amgfunds.com	123117 AR071

AMG Funds Annual Report — December 31, 2017

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Yacktman Fund	4

AMG Yacktman Focused Fund	12

AMG Yacktman Focused Fund - Security Selection Only	20

AMG Yacktman Special Opportunities Fund	27

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	37

Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	39

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	40

Detail of changes in assets for the past two fiscal years

Financial Highlights	42

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	49

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	57

OTHER INFORMATION	58

TRUSTEES AND OFFICERS	59

APPROVAL OF AMENDMENT TO INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENT	62

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The last 12 months was a strong period for equity markets as the health of the global economy improved and positive investor sentiment helped extend the U.S. bull market into its ninth year. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 21.83% during the fiscal year ended December 31, 2017. By comparison, small cap stocks underperformed large caps with a 14.65% return for the small cap Russell 2000® Index.

The S&P 500 Index has notched positive performance in every month since the U.S. presidential election amidst the backdrop of strong corporate earnings, improving global economic growth and the passage of sweeping tax reform. 2017 also marked a turning point for the broader global economy as growth accelerated in a more coordinated fashion around the world, global trade improved and commodities recovered. U.S. equity market volatility remained extremely low despite saber rattling in North Korea and a devastating hurricane season. In fact, the S&P 500 Index has not seen a pullback greater than 5% since the summer of 2016.

In total, all but two sectors of the S&P 500 Index were positive during the last 12 months; however, there was significant dispersion in performance across sectors. Information technology and materials stocks led the Index with returns of 38.87% and 23.25%, respectively, while companies within the energy and telecommunication services sectors were the laggards with returns of (1.11)% and (1.49)%, respectively. Growth stocks outperformed value during all four quarters of the year and ended 2017 with returns of 30.2% and 13.7% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. International equities outperformed domestic equities for the first time since 2012 as the global economy picked up and international returns were boosted by a weaker U.S. Dollar with the MSCI All Country World ex-USA Index returning 27.19% during the year. Meanwhile, emerging markets had their strongest year since 2009 with a 37.3% return for the MSCI Emerging Markets Index.

The U.S. bond market produced modestly positive returns for the year, as measured by the 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance. The yield curve flattened as the U.S. Federal Reserve (the Fed) continued to normalize monetary policy and short-term interest rates rose more than longer-term rates. The 2-year U.S. Treasury note rose 69 basis points during the year to yield 1.89% while the 10-year U.S. Treasury note ended 2017 at a 2.40% yield, five basis points lower than where it started. Investment grade corporates outperformed Treasuries and securitized credits with returns of 6.42%, 2.31% and 2.51%, respectively. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with a 7.50% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2017*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500® Index)	21.83%	11.41%	15.79%
Small Caps	(Russell 2000® Index)	14.65%	9.96%	14.12%
	(MSCI All Country World
International	ex-USA Index)	27.19%	7.83%	6.80%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	3.54%	2.24%	2.10%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	7.50%	6.35%	5.78%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	5.45%	2.98%	3.02%
Treasury Bills	(ICE BofAML 6-Month U.S. Treasury Bill Index)	0.95%	0.62%	0.43%

*Source:	Factset. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2017	Expense Ratio for the Period	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period*
AMG Yacktman Fund
Based on Actual Fund Return
Class I	.71%	$1,000	$1,094	$3.75
Based on Hypothetical 5% Annual Return
Class I	.71%	$1,000	$1,022	$3.62

AMG Yacktman Focused Fund
Based on Actual Fund Return
Class N	1.20%	$1,000	$1,098	$6.34
Class I	1.04%	$1,000	$1,099	$5.50
Based on Hypothetical 5% Annual Return
Class N	1.20%	$1,000	$1,019	$6.11
Class I	1.04%	$1,000	$1,020	$5.30

AMG Yacktman Focused Fund - Security Selection Only
Based on Actual Fund Return
Class N	1.08%	$1,000	$1,127	$5.79
Class I	1.08%	$1,000	$1,127	$5.79
Based on Hypothetical 5% Annual Return
Class N	1.08%	$1,000	$1,020	$5.50
Class I	1.08%	$1,000	$1,020	$5.50

Six Months Ended December 31, 2017	Expense Ratio for the Period	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period*
AMG Yacktman Special Opportunities Fund
Based on Actual Fund Return
Class I	2.06%†	$1,000	$1,133	$11.07
Class Z	1.91%†	$1,000	$1,133	$10.27
Based on Hypothetical 5% Annual Return
Class I	2.06%†	$1,000	$1,015	$10.46
Class Z	1.91%†	$1,000	$1,016	$9.70

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

†	Includes a performance adjustment amounting to 0.28% of average daily net assets. (See Note 2 of Notes to Financial Statements.)

3

AMG Yacktman Fund Portfolio Manager’s Comments (unaudited)

2017 was a year in which risks were largely cast aside and markets rocketed higher, led in large part by already expensive growth companies. Volatility levels in markets set record lows and valuations expanded yet again. The Russell 1000® Growth Index was up more than 30% while the Russell 1000® Value Index appreciated 13.7%. Given our goal of generating solid returns over time while managing the level of risk, we were gratified that the AMG Yacktman Fund (“the Fund”) returned more than 18% for the year. This was accomplished even though value was out of favor and excess cash reduced our returns.

We achieved strong results in 2017 through outstanding security selection. Some of our top holdings such as Samsung Electronics Preferred (Samsung) and 21st Century Fox (Fox) delivered exceptional returns for the Fund, enabling us to capture most of the S&P 500® Index’s rise while bearing less risk than the benchmark. We were comfortable owning large positions in Samsung and Fox because we believed they sold at extremely low levels relative to their value. As always, the make-up of the Fund’s portfolio and position weightings will be based on the attributes of individual investments and not on the level of the market.

We recently celebrated the 25th anniversary of the AMG Yacktman Fund. For the 25-year period ending December 31, 2017, the Fund appreciated 10.5% annually compared to 9.7% for the S&P 500 Index. This annual outperformance of nearly 1% over 25 years means that $10,000 invested in the Fund compounded to $111,250 versus $100,988 for an investment in the Index.[1] The Fund’s outperformance was particularly impactful during the down markets of 2000–2002 and 2008–2009. The Fund was never constructed to look like a benchmark, and in most years it performed differently than the general market. Our outperformance versus the general market over the 25-year period was especially notable because 1) most managers have underperformed over that time, leading to many investors deciding to purchase index funds in recent years, 2) we achieved our results largely by owning higher quality securities and holding excess cash to manage risk when it was difficult to find bargains and 3) much of our best outperformance came during the down markets of 2000–2002, when the Fund appreciated each year, and 2008–2009.

Today’s market environment reminds us of other periods where investors ignored risks, chased growth and paid little attention to valuations. The combination of these factors can be dangerous, with more potential downside scenarios than long-term upside cases. Investing in an expensive market is especially challenging for fund managers like us who are focused on protecting capital, and we are pleased to have navigated 2017 so successfully.

For some historical perspective, the last momentum-oriented growth chasing market like this was in 1999, a year when the Fund declined -16.9% compared to a 21.0% rise in the S&P 500 Index. The insanity of that investment environment set up a remarkable decade for the Fund where it delivered 11.9% annualized returns compared to the S&P 500 Index which declined by 1.0% annually over the same period.[2] Translated to Dollars, this return differential means an investor in the Fund ended the decade with $30,816 for each $10,000 invested, compared to only $9,090 for an investment in the S&P 500 Index.[3]

Top contributors included Samsung, Fox, and Cisco Systems (Cisco)

Samsung’s stock produced strong performance in 2017. The shares were up more than 60% as the company’s operating profit rose more than 70%, largely due to strength in its semiconductor businesses. In 2017, Samsung achieved a significant milestone, becoming the largest semiconductor company in the world by sales and profits, passing Intel—the first time a company has dethroned Intel from its #1 position in 25 years. Samsung’s semiconductor growth has been organic, while Intel and many other competitors have attained their size via significant acquisitions, making Samsung’s #1 ranking all the more impressive. Due to strong earnings growth, Samsung’s shares remain exceptionally cheap at less than 5 times our expectation of 2018 earnings after adjusting for excess cash and investments. We think Samsung is extremely well positioned for continued growth over time as advances in artificial intelligence, smart homes, virtual reality, connected homes and cities and autonomous vehicles will likely require greater amounts of memory chips for many years to come.

Toward the end of 2017, Fox and The Walt Disney Company (Disney) entered into a transformative transaction in which Fox will merge the majority of its assets in exchange for Disney stock in a deal we expect to receive approval from regulatory agencies. In addition to Disney shares, Fox shareholders will receive shares in “New Fox” which will retain valuable businesses including Fox News, Fox Sports,

Fox Network, television stations, real estate and investments. New Fox and Disney will both benefit significantly from the lower corporate tax rate which was passed in the U.S. in late December.

For several years, we have been puzzled as others looked past the significant value we observed at Fox. We felt the market was largely ignoring Fox’s global businesses that were underearning because management was investing for future growth. Competitors in the industry better understood the value and importance of Fox’s businesses, which was demonstrated by press reports of significant interest in ownership of Star and investment stakes in Sky and Hulu by not only Disney but also Comcast, Sony and Verizon. We believe the proposed transaction with Disney, resulting in a large ownership stake in Disney’s stock, represents an exciting long-term opportunity for Fox investors, and we applaud the Murdoch family and board of directors of Fox for being fantastic stewards for shareholders and always thinking and investing for the long term.

The recent result of our Fox investment should reinforce for the Fund’s shareholders that a combination of patience and a significant discount to fair value should work well over time. Another key takeaway is that we dynamically adjust our position size in response to valuation as a core part of our process. In mid-2014 the Fox position was 7% of assets. Today the weighting has increased because Fox’s business value grew substantially in the ensuing years. In addition to an inexpensive absolute valuation, we believe Fox is a far better deal compared to alternative investment opportunities, which have gotten more expensive through multiple expansion (people paying a higher price for a given level of earnings).

Many investors seek a catalyst that they think will help move shares higher in the short term. Most of the time, our investments lack such a well-defined trigger to unlock value in the near term as we are more interested in a quality business selling at a substantial discount to what we think it is worth. We are willing to wait as long as we see significantly more value than the current trading price. We think our patience is a huge competitive advantage, one that exists because Yacktman is a boutique firm. Your Fund managers control the day-to-day decisions in the Fund and at the firm, and we only answer to ourselves, our Fund board and our investors about long-term results.

4

AMG Yacktman Fund Portfolio Manager’s Comments (continued)

Cisco shares appreciated in 2017 along with strength in the information technology sector. Microsoft and Oracle were also strong contributors for the year. Cisco continues to migrate its business from larger one-time sales toward subscription services, which makes the company significantly more stable, predictable and valuable. We feel the shares remain attractively priced and the company possesses a strong balance sheet.

Detractors included Avon Products (Avon), Exxon Mobil (Exxon) and Aggreko

In 2017, there were only a handful of securities which produced negative returns. Cash was the biggest negative drag for the Fund, but one we felt was necessary given current valuations and risks.

Avon’s ongoing business struggles led to a stock price decline in 2017. We continue to think Avon has significant brand value and believe a new CEO can significantly improve the business results and restore investor confidence.

Exxon declined with general weakness in the energy sector, one of the few areas of the market to struggle last year. We typically maintain only a modest weighting in energy stocks due to challenges in predicting commodity prices. A further worry is that potential consumption changes are being created by technological developments, especially in the electric vehicle and solar markets.

Aggreko’s stock declined modestly as the company struggled with disappointing orders for its utility business. Revenue growth at Aggreko has also been impacted as its energy-related customers faced challenges and competition increased due to industry softness. The recent increase in oil prices may lead to a better environment for Aggreko’s customers in North America.

OTHER

We made several new investments in 2017. Cognizant Technology Solutions Corp and Infosys are both information technology service firms which sell at modest valuations and have significant excess net cash on their balance sheets. Bollore is a diversified French conglomerate with a leading global port business on four continents as well as investments in media and telecommunications. Perhaps that one falls under the category “any port (business) in a storm.”

After a long proxy battle, Procter & Gamble (PG) announced it would add Nelson Peltz of Trian Partners to the board of directors in 2018. We think Mr. Peltz, a significant shareholder and important voice for all owners, will improve PG’s focus. Several of our other highly successful investments—such as Sysco Corporation (where Trian Partners has two board seats), Microsoft and Fox—have benefited greatly from having a shareholder advocate in the boardroom.

CONCLUSION

Despite high market valuations and an investment environment that has fewer true bargains than we would like, we believe we can produce solid returns over time while managing risk, even if it takes time to deploy the cash we hold. As always, as we find individual investment opportunities, we make investments regardless of general market valuations.

We are pleased with the strong absolute returns that the Fund delivered in 2017. A market driven by growth-oriented shares in an already expensive investment climate is not one we would have expected to largely keep up with given our strong focus on quality, attractive valuations and risk management. Security selection allowed us to achieve good results and we believe this ability will allow us to thrive going forward. As always, we will continue to be diligent, disciplined and patient in managing the Fund.

[1] Dollar figure for the S&P 500 Index does not include potential costs such as fees and transaction costs.

[2] Annualized returns for the period 2000–2009.

[3] Dollar figure for the S&P 500 Index does not include potential costs such as fees and transaction costs.

This commentary reflects the viewpoints of the portfolio manager, Yacktman Asset Management, L.P. as of December 31, 2017 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

5

AMG Yacktman Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class I shares on December 31, 2007, to a $10,000 investment made in the S&P 500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Fund and the S&P 500® Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Year	Ten Year

AMG Yacktman Fund[2,3,4,5,6,7,8,9,10]

Class I	18.23%	12.03%	10.85%

S&P 500® Index[11]	21.83%	15.79%	8.50%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).

[2]	From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[5]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[7]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[8]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[9]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[10] A short-term redemption fee of 2% will be charged on shares held for less than 60 days.

[11] The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment and does not incur expenses.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Yacktman Fund Fund Snapshots (unaudited) December 31, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Consumer Staples	24.5
Information Technology	19.6
Consumer Discretionary	12.6
Health Care	7.2
Financials	6.1
Energy	2.4
Industrials	2.0
Short-Term Investments*	26.8
Other Assets Less Liabilities**	(1.2)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Twenty-First Century Fox, Inc., Class A	8.4
The Procter & Gamble Co.	8.2
PepsiCo, Inc.	4.9
Cisco Systems, Inc.	4.8
Johnson & Johnson	4.7
The Coca-Cola Co.	4.6
Samsung Electronics Co., Ltd., 1.330%	4.6
Oracle Corp.	4.3
Microsoft Corp.	3.6
Twenty-First Century Fox, Inc., Class B	3.4

Top Ten as a Group	51.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG Yacktman Fund Fund Snapshots (unaudited) For the six months ended December 31, 2017

NEW EQUITY POSITIONS

New Purchases	Current Shares Held
Bollore SA	8,913,027
Micro Focus International PLC, Sponsored ADR	247,187

CORPORATE BONDS & NOTES SALES

Sales	Net Principal Sold	Current Principal Held
CNX Resources Corp. 5.875%, 04/15/22	22,554,000	42,970,000

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held
Infosys, Ltd., Sponsored ADR	1,255,900	2,800,000

Sales	Net Shares Sold	Current Shares Held
Anthem, Inc.	150,000	700,000
Bank of America Corp.	200,000	800,000
C.H. Robinson Worldwide, Inc.	200,000	500,000
Cisco Systems, Inc.	1,200,000	11,000,000
The Coca-Cola Co.	50,000	8,800,000
ConocoPhillips	300,000	1,500,000
Corning, Inc.	200,000	1,100,000
Intel Corp.	950,000	-
Johnson & Johnson	200,000	2,900,000
Microsoft Corp.	1,400,000	3,700,000
Oracle Corp.	261,000	7,900,000
Samsung Electronics Co., Ltd., 1.330%	54,202	204,000
Staples, Inc.	2,000,000	-
Stryker Corp.	150,000	400,000
Sysco Corp.	1,790,000	4,610,000
Unilever NV	200,000	800,000
US Bancorp	100,000	3,000,000
Wal-Mart Stores, Inc.	800,000	-

8

AMG Yacktman Fund Schedule of Portfolio Investments December 31, 2017

	Shares	Value
Common Stocks - 68.3%
Consumer Discretionary - 12.6%
Comcast Corp., Class A	1,700,000	$68,085,000
Twenty-First Century Fox, Inc., Class A	21,200,000	732,036,000
Twenty-First Century Fox, Inc., Class B	8,700,000	296,844,000
Total Consumer Discretionary		1,096,965,000
Consumer Staples - 23.5%
Avon Products, Inc. (United Kingdom)*	10,100,000	21,715,000
The Coca-Cola Co.	8,800,000	403,744,000
Colgate-Palmolive Co.	1,100,000	82,995,000
Hengan International Group Co., Ltd. (China)	6,935,400	76,788,670
PepsiCo, Inc.	3,550,000	425,716,000
The Procter & Gamble Co.	7,800,000	716,664,000
Qinqin Foodstuffs Group Cayman Co., Ltd. (China)*	1,387,080	372,830
Sysco Corp.	4,610,000	279,965,300
Unilever NV (United Kingdom)[1]	800,000	45,056,000
Total Consumer Staples		2,053,016,800
Energy - 2.4%
ConocoPhillips	1,500,000	82,335,000
Exxon Mobil Corp.	1,500,000	125,460,000
Total Energy		207,795,000
Financials - 6.1%
Bank of America Corp.	800,000	23,616,000
The Bank of New York Mellon Corp.	2,500,000	134,650,000
The Goldman Sachs Group, Inc.	130,000	33,118,800
State Street Corp.	900,000	87,849,000
US Bancorp	3,000,000	160,740,000
Wells Fargo & Co.	1,600,000	97,072,000
Total Financials		537,045,800
Health Care - 7.2%
Anthem, Inc.	700,000	157,507,000
Johnson & Johnson	2,900,000	405,188,000
Stryker Corp.	400,000	61,936,000
Total Health Care		624,631,000
Industrials - 1.5%
Aggreko PLC (United Kingdom)[1]	3,728,228	40,120,291
Bollore SA (France)	8,913,027	48,351,086
C.H. Robinson Worldwide, Inc.[1]	500,000	44,545,000
Total Industrials		133,016,377
Information Technology - 15.0%
Cisco Systems, Inc.	11,000,000	421,300,000
Cognizant Technology Solutions Corp., Class A	630,000	44,742,600

	Shares	Value
Corning, Inc.	1,100,000	$35,189,000
Hewlett Packard Enterprise Co.	1,800,000	25,848,000
HP, Inc.	1,700,000	35,717,000
Infosys, Ltd., Sponsored ADR (India)[1]	2,800,000	45,416,000
Micro Focus International PLC,
Sponsored ADR (United Kingdom)*	247,187	8,303,011
Microsoft Corp.	3,700,000	316,498,000
Oracle Corp.	7,900,000	373,512,000
Total Information Technology		1,306,525,611
Total Common Stocks (Cost $3,329,292,257)		5,958,995,588
	Principal Amount
Corporate Bonds and Notes - 1.5%
Consumer Staples - 1.0%
Avon Products, Inc. (United Kingdom) 6.600%, 03/15/20[1,2]	$10,000,000	9,300,000
7.000%, 03/15/23[1,2]	81,630,000	65,916,225
8.950%, 03/15/43[2]	15,485,000	11,749,244
Total Consumer Staples		86,965,469
Industrials - 0.5%
CNX Resources Corp. 5.875%, 04/15/22	42,970,000	43,883,113
Total Corporate Bonds and Notes (Cost $108,114,602)		130,848,582

	Shares
Preferred Stock - 4.6%
Information Technology - 4.6%
Samsung Electronics Co., Ltd., 1.330% (South Korea) (Cost $185,188,247)	204,000	397,272,136

	Principal Amount
Short-Term Investments - 26.8%
Joint Repurchase Agreements - 1.1%[3]
Cantor Fitzgerald Securities, Inc., dated 12/29/17, due 01/02/18, 1.410% total to be received $22,274,417 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.500%, 01/31/18 - 06/20/63, totaling $22,716,347)	$22,270,928	22,270,928
Daiwa Capital Markets America, dated 12/29/17, due 01/02/18, 1.430% total to be received $22,274,467 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 01/11/18 - 12/01/51, totaling $22,716,347)	22,270,928	22,270,928

The accompanying notes are an integral part of these financial statements.
9

AMG Yacktman Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Joint Repurchase Agreements - 1.1% (continued)
Jefferies LLC, dated 12/29/17, due 01/02/18, 1.500% total to be received $4,685,917 (collateralized by various U.S. Government Agency Obligations, 0.000% - 1.750%, 09/13/18 - 04/30/22, totaling $4,778,840)	$4,685,136	$4,685,136
RBC Dominion Securities, Inc., dated 12/29/17, due 01/02/18, 1.400% total to be received $22,274,392 (collateralized by various U.S. Government Agency Obligations, 1.875% - 8.875%, 02/15/19 - 12/20/47, totaling $22,716,347)	22,270,928	22,270,928
State of Wisconsin Investment Board, dated 12/29/17, due 01/02/18, 1.630% total to be received $22,274,962 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 01/15/19 - 02/15/46, totaling $22,889,382)	22,270,928	22,270,928
Total Joint Repurchase Agreements		93,768,848

	Shares	Value
Other Investment Companies - 25.7%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18%[4]	937,711,364	$937,711,364
JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.16%[4]	1,307,332,166	1,307,332,166
Total Other Investment Companies		2,245,043,530
Total Short-Term Investments (Cost $2,338,812,378)		2,338,812,378
Total Investments - 101.2% (Cost $5,961,407,484)		8,825,928,684
Other Assets, less Liabilities - (1.2)%		(103,553,230)
Net Assets - 100.0%		$8,722,375,454

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $90,379,707 or 1.0% of net assets, were out on loan to various brokers.
[2]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[4]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR  American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
10

AMG Yacktman Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2†	Level 3	Total
Investments in Securities
Common Stocks
Consumer Staples	$1,976,228,130	$76,788,670	—	$2,053,016,800
Information Technology	1,306,525,611	—	—	1,306,525,611
Consumer Discretionary	1,096,965,000	—	—	1,096,965,000
Health Care	624,631,000	—	—	624,631,000
Financials	537,045,800	—	—	537,045,800
Energy	207,795,000	—	—	207,795,000
Industrials	44,545,000	88,471,377	—	133,016,377
Corporate Bonds and Notes††	—	130,848,582	—	130,848,582
Preferred Stock†††	—	397,272,136	—	397,272,136
Short-Term Investments
Joint Repurchase Agreements	—	93,768,848	—	93,768,848
Other Investment Companies	2,245,043,530	—	—	2,245,043,530

Total Investments in Securities	$8,038,779,071	$787,149,613	—	$8,825,928,684

†	As a result of the fair valuation policy utilized by the Fund, certain international equity securities may be level 2 and could result in transfers between level 1 to level 2. (See Note 1(a) in the Notes to Financial Statements.)
††	All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.
†††	All preferred stocks held in the Fund are Level 2 securities. For a detailed breakout of preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had transfers between level 1 and level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2[1]
Assets:
Common Stocks	$470,745	—	—	$(470,745)

1 As a result of the fair valuation policy utilized by the Fund, certain international equity securities may be level 2 and could result in transfers between level 1 to level 2. (See Note 1(a) in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.
11

AMG Yacktman Focused Fund Portfolio Manager’s Comments (unaudited)

2017 was a year in which risks were largely cast aside and markets rocketed higher, led in large part by already expensive growth companies. Volatility levels in markets set record lows and valuations expanded yet again. The Russell 1000® Growth Index was up more than 30% while the Russell 1000® Value Index appreciated 13.7%. Given our goal of generating solid returns over time while managing the level of risk, we were gratified that the AMG Yacktman Focused Fund (“the Fund”) returned more than 20% for the year. This was accomplished even though value was out of favor and excess cash reduced our returns.

We achieved strong results in 2017 through outstanding security selection. Some of our top holdings such as Samsung Electronics Preferred (Samsung) and 21st Century Fox (Fox) delivered exceptional returns for the Fund, enabling us to capture most of the S&P 500® Index’s rise while bearing less risk than the benchmark. We were comfortable owning large positions in Samsung and Fox because we believed they sold at extremely low levels relative to their value. As always, the make-up of the Fund’s portfolio and position weightings will be based on the attributes of individual investments and not on the level of the market.

We recently celebrated the 20th anniversary of the AMG Yacktman Focused Fund. For the 20-year period ending December 31, 2017, the Fund appreciated 9.3% annually compared to 7.2% for the S&P 500 Index. This annual outperformance of roughly 2% over 20 years means that $10,000 invested in the Fund compounded to $59,014 versus only $40,135 for an investment in the Index.[1] The Fund’s outperformance was particularly impactful during the down markets of 2000–2002 and 2008–2009. The Fund was never constructed to look like a benchmark, and in most years it performed differently than the general market. Our outperformance versus the general market over the 20-year period was especially notable because 1) most managers have underperformed over that time period, leading to many investors deciding to purchase index funds in recent years, 2) we achieved our results largely by owning higher quality securities and holding excess cash to manage risk when it was difficult to find bargains and 3) much of our best outperformance came during the down markets of 2000–2002, when the Fund appreciated each year, and 2008–2009.

Today’s market environment reminds us of other periods during which investors ignored risks, chased growth and paid little attention to valuations. The combination of these factors can be dangerous, with more potential downside scenarios than long-term upside cases. Investing in an expensive market is especially challenging for fund managers like us who are focused on protecting capital, and we are pleased to have navigated 2017 so successfully.

For some historical perspective, the last momentum-oriented growth chasing market like this was in 1999, a year when the Fund declined 21.9% compared to a 21.0% rise in the S&P 500 Index. The insanity of that investment environment set up a remarkable decade for the Fund in which it delivered 11.8% annualized returns compared to the S&P 500 Index which declined by 1.0% annually over the same period.[2] Translated to Dollars, this return differential means an investor in the Fund ended the decade with $30,569 for each $10,000 invested, compared to only $9,090 for an investment in the S&P 500 Index.[3]

Top contributors included Samsung, Fox, and Cisco Systems (Cisco)

Samsung’s stock produced strong performance in 2017. The shares were up more than 60% as the company’s operating profit rose more than 70%, largely due to strength in its semiconductor businesses. In 2017, Samsung achieved a significant milestone, becoming the largest semiconductor company in the world by sales and profits, passing Intel—the first time a company has dethroned Intel from its #1 position in 25 years. Samsung’s semiconductor growth has been organic, while Intel and many other competitor shave attained their size via significant acquisitions, making Samsung’s #1 ranking all the more impressive. Due to strong earnings growth, Samsung’s shares remain exceptionally cheap at less than 5 times our expectation of 2018 earnings after adjusting for excess cash and investments. We think Samsung is extremely well positioned for continued growth over time as advances in artificial intelligence, smart homes, virtual reality, connected homes and cities and autonomous vehicles will likely require larger amounts of memory chips for many years to come.

Toward the end of 2017, Fox and The Walt Disney Company (Disney) entered into a transformative transaction in which Fox will merge the majority of its assets in exchange for Disney stock in a deal we expect to receive approval from regulatory agencies. In addition to Disney shares, Fox shareholders will receive shares in “New Fox” which will retain valuable businesses including Fox News, Fox Sports,

Fox Network, television stations, real estate and investments. New Fox and Disney will both benefit significantly from the lower corporate tax rate which was passed in the U.S. in late December.

For several years, we have been puzzled as others looked past the significant value we observed at Fox. We felt the market was largely ignoring Fox’s global businesses that were underearning because management was investing for future growth. Competitors in the industry better understood the value and importance of Fox’s businesses, which was demonstrated by press reports of significant interest in ownership of Star and investment stakes in Sky and Hulu by not only Disney but also Comcast, Sony and Verizon. We believe the proposed transaction with Disney, resulting in a large ownership stake in Disney’s stock, represents an exciting long-term opportunity for Fox investors, and we applaud the Murdoch family and board of directors of Fox for being fantastic stewards for shareholders and always thinking and investing for the long term.

The recent result of our Fox investment should reinforce for the Fund’s shareholders that a combination of patience and a significant discount to fair value should work well over time. Another key takeaway is that we dynamically adjust our position size in response to valuation as a core part of our process. In mid-2014, the Fox position was 7% of assets. Today the weighting has more than doubled because Fox’s business value grew substantially in the ensuing years. In addition to an inexpensive absolute valuation, we believe Fox is a far better deal compared to alternative investment opportunities which have gotten more expensive through multiple expansion (people paying a higher price for a given level of earnings).

Many investors seek a catalyst that they think will help move shares higher in the short term. Most of the time, our investments lack such a well-defined trigger to unlock value in the near term as we are more interested in a quality business selling at a substantial discount to what we think it is worth. We are willing to wait as long as we need to if we see significantly more value than the current trading price. We see our patience as a huge competitive advantage, one that exists because Yacktman is a boutique firm. Your Fund managers control the day-to-day decisions in the Fund and at the firm, and we only answer to ourselves, our Fund board and our investors about long-term results.

12

AMG Yacktman Focused Fund Portfolio Manager’s Comments (continued)

Cisco shares appreciated in 2017 along with strength in the information technology sector. Microsoft and Oracle were also strong contributors for the year. Cisco continues to migrate its business from larger one-time sales toward subscription services, which makes the company significantly more stable, predictable and valuable. We feel the shares remain attractively priced and the company possesses a strong balance sheet.

Detractors included Avon Products (Avon), Exxon Mobil (Exxon) and Aggreko

In 2017, there were only a handful of securities that produced negative returns. Cash was the biggest negative drag for the Fund, but one we felt was necessary given current valuations and risks.

Avon’s ongoing business struggles led to a stock price decline in 2017. We continue to think Avon has significant brand value and believe a new CEO can significantly improve the business results and restore investor confidence.

Exxon declined with general weakness in the energy sector, one of the few areas of the market to struggle last year. We typically maintain only a modest weighting in energy stocks due to challenges in predicting commodity prices. A further worry is that potential consumption changes are being created by technological developments, especially in the electric vehicle and solar markets.

Aggreko’s stock declined modestly as the company struggled with disappointing orders for its utility business. Revenue growth at Aggreko has also been impacted as its energy-related customers faced challenges and competition increased due to industry softness. The recent increase in oil prices may lead to a better environment for Aggreko’s customers in North America.

OTHER

We made several new investments in 2017. Cognizant Technology Solutions Corp and Infosys are both information technology service firms which sell at modest valuations and have significant excess net cash on their balance sheets. Bollore is a diversified French conglomerate with a leading global port business on four continents as well as investments in media and telecommunications. Perhaps that one falls under the category “any port (business) in a storm.”

After a long proxy battle, Procter & Gamble (PG) announced it would add Nelson Peltz of Trian Partners to the board of directors in 2018. We think Mr. Peltz, a significant shareholder and important voice for all owners, will improve PG’s focus. Several of our other highly successful investments—such as Sysco Corporation (where Trian Partners has two board seats), Microsoft and Fox—have benefited greatly from having a shareholder advocate in the boardroom.

CONCLUSION

Despite high market valuations and an investment environment that has fewer true bargains than we would like, we believe we can produce solid returns over time while managing risk, even if it takes time to deploy the cash we hold. As always, as we find individual investment opportunities, we make investments regardless of general market valuations.

We are pleased with the strong absolute returns that the Fund delivered in 2017. A market driven by growth-oriented shares in an already expensive investment climate is not one we would have expected to largely keep up with given our strong focus on quality, attractive valuations and risk management. Security selection allowed us to achieve good results and we believe this ability will allow us to thrive going forward. As always, we will continue to be diligent, disciplined and patient in managing the Fund.

[1] Dollar figure for the S&P 500 Index does not include potential costs such as fees and transaction costs.

[2] Annualized returns for the period 2000–2009.

[3] Dollar figure for the S&P 500 Index does not include potential costs such as fees and transaction costs.

This commentary reflects the viewpoints of the portfolio manager, Yacktman Asset Management, L.P. as of December 31, 2017 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

13

AMG Yacktman Focused Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Focused Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class N (formerly Class S) shares on December 31, 2007, to a $10,000 investment made in the S&P 500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Focused Fund and the S&P 500® Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG Yacktman Focused Fund[2,3,4,5,6,7,8,9,10,11]

Class N12	20.03%	12.25%	11.42%	9.73%	05/01/97

Class I	20.25%	12.45%	—	12.63%	07/24/12

S&P 500® Index[13]	21.83%	15.79%	8.50%	8.03%	05/01/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).

[2]  From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[4]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[6]  A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[7]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[8]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

[9]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[10] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[11] A short-term redemption fee of 2% will be charged on redemptions of fund shares within 60 days of purchase.

[12] Effective February 27, 2017, Class S was renamed Class N.

[13] The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy

14

AMG Yacktman Focused Fund Portfolio Manager’s Comments (continued)

through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment and does not incur expenses.	The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.	Not FDIC insured, nor bank guaranteed. May lose value.

15

AMG Yacktman Focused Fund Fund Snapshots (unaudited) December 31, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Consumer Staples	28.0
Information Technology	21.9
Consumer Discretionary	16.8
Health Care	4.6
Financials	1.9
Energy	1.9
Industrials	1.8
Short-Term Investments*	23.8
Other Assets Less Liabilities**	(0.7)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Twenty-First Century Fox, Inc., Class B	10.4
The Procter & Gamble Co.	10.1
Samsung Electronics Co., Ltd., 1.330%	8.6
PepsiCo, Inc.	7.4
Twenty-First Century Fox, Inc., Class A	6.5
Cisco Systems, Inc.	4.8
The Coca-Cola Co.	4.7
Johnson & Johnson	4.6
Oracle Corp.	4.4
Microsoft Corp.	2.9

Top Ten as a Group	64.4

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

16

AMG Yacktman Focused Fund Fund Snapshots (unaudited) For the six months ended December 31, 2017

NEW EQUITY POSITIONS

New Purchases	Current Shares Held
Bollore SA	4,489,183

CORPORATE BOND & NOTE SALES

Sales	Net Principal Sold	Current Principal Held
CNX Resources Corp. 5.875%, 04/15/22	13,080,000	24,920,000

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held
Infosys, Ltd., Sponsored ADR	682,380	1,500,000

Sales	Net Shares Sold	Current Shares Held
Cisco Systems, Inc.	900,000	5,500,000
The Coca-Cola Co.	200,000	4,500,000
ConocoPhillips	150,000	750,000
Johnson & Johnson	150,000	1,450,000
Microsoft Corp.	600,000	1,500,000
Samsung Electronics Co., Ltd., 1.330%	141,271	194,000
Oracle Corp.	176,000	4,100,000
Sysco Corp.	650,000	1,900,000
US Bancorp	50,000	850,000

17

AMG Yacktman Focused Fund Schedule of Portfolio Investments December 31, 2017

	Shares	Value
Common Stocks - 66.3%
Consumer Discretionary - 16.8%
Twenty-First Century Fox, Inc., Class A	8,200,000	$283,146,000
Twenty-First Century Fox, Inc., Class B	13,300,000	453,796,000
Total Consumer Discretionary		736,942,000
Consumer Staples - 26.6%
Avon Products, Inc. (United Kingdom)*	5,400,000	11,610,000
The Coca-Cola Co.	4,500,000	206,460,000
Hengan International Group Co., Ltd. (China)	5,872,300	65,018,039
PepsiCo, Inc.	2,700,000	323,784,000
The Procter & Gamble Co.	4,800,000	441,024,000
Sysco Corp.	1,900,000	115,387,000
Total Consumer Staples		1,163,283,039
Energy - 1.9%
ConocoPhillips	750,000	41,167,500
Exxon Mobil Corp.	500,000	41,820,000
Total Energy		82,987,500
Financials - 1.9%
The Bank of New York Mellon Corp.	700,000	37,702,000
US Bancorp	850,000	45,543,000
Total Financials		83,245,000
Health Care - 4.6%
Johnson & Johnson	1,450,000	202,594,000
Industrials - 1.2%
Aggreko PLC (United Kingdom)[1]	2,800,000	30,131,423
Bollore SA (France)	4,489,183	24,352,767
Total Industrials		54,484,190
Information Technology - 13.3%
Cisco Systems, Inc.	5,500,000	210,650,000
Cognizant Technology Solutions Corp., Class A	330,000	23,436,600
Infosys, Ltd., Sponsored ADR (India)[1]	1,500,000	24,330,000
Microsoft Corp.	1,500,000	128,310,000
Oracle Corp.	4,100,000	193,848,000
Total Information Technology		580,574,600
Total Common Stocks (Cost $1,824,616,313)		2,904,110,329

	Principal Amount
Corporate Bonds and Notes - 2.0%
Consumer Staples - 1.4%
Avon Products, Inc. (United Kingdom) 7.000%, 03/15/23[1,2]	$14,105,000	11,389,787

	Principal Amount	Value
Avon Products, Inc. (United Kingdom) 8.950%, 03/15/43[2]	$65,740,000	$49,880,225
Total Consumer Staples		61,270,012
Industrials - 0.6%
CNX Resources Corp. 5.875%, 04/15/22	24,920,000	25,449,550
Total Corporate Bonds and Notes (Cost $78,356,127)		86,719,562

	Shares
Preferred Stock - 8.6%
Information Technology - 8.6%
Samsung Electronics Co., Ltd., 1.330% (South Korea) (Cost $156,574,260)	194,000	377,798,012

	Principal Amount
Short-Term Investments - 23.8%
Joint Repurchase Agreements - 0.6%[3]
Cantor Fitzgerald Securities, Inc., dated 12/29/17, due 01/02/18, 1.410% total to be received $5,770,498 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.500%, 01/31/18 - 06/20/63, totaling $5,884,986)	$5,769,594	5,769,594
Daiwa Capital Markets America, dated 12/29/17, due 01/02/18, 1.430% total to be received $5,770,511 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 01/11/18 - 12/01/51, totaling $5,884,986)	5,769,594	5,769,594
HSBC Securities USA, Inc., dated 12/29/17, due 01/02/18, 1.380% total to be received $5,770,479 (collateralized by various U.S. Government Agency Obligations, 0.000% - 0.375%, 05/15/18 - 08/15/46, totaling $5,885,035)	5,769,594	5,769,594
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 12/29/17, due 01/02/18, 1.400% total to be received $1,214,552 (collateralized by various U.S. Government Agency Obligations, 1.875% - 2.750%, 07/31/22 - 08/15/42, totaling $1,238,650)	1,214,363	1,214,363
State of Wisconsin Investment Board, dated 12/29/17, due 01/02/18, 1.630% total to be received $5,770,639 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 01/15/19 - 02/15/46, totaling $5,929,813)	5,769,594	5,769,594
Total Joint Repurchase Agreements		24,292,739

The accompanying notes are an integral part of these financial statements.
18

AMG Yacktman Focused Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies - 23.2%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18%[4]	384,800,563	$384,800,563
JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.16%[4]	633,771,876	633,771,876
Total Other Investment Companies		1,018,572,439
Total Short-Term Investments (Cost $1,042,865,178)		1,042,865,178

Value
Total Investments - 100.7% (Cost $3,102,411,878)	$4,411,493,081
Other Assets, less Liabilities - (0.7)%	(29,487,841)
Net Assets - 100.0%	$4,382,005,240

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $23,727,358 or 0.5% of net assets, were out on loan to various brokers.
[2]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[4]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR    American Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2†	Level 3	Total
Investments in Securities
Common Stocks
Consumer Staples	$1,098,265,000	$65,018,039	—	$1,163,283,039
Consumer Discretionary	736,942,000	—	—	736,942,000
Information Technology	580,574,600	—	—	580,574,600
Health Care	202,594,000	—	—	202,594,000
Financials	83,245,000	—	—	83,245,000
Energy	82,987,500	—	—	82,987,500
Industrials	—	54,484,190	—	54,484,190
Corporate Bonds and Notes††	—	86,719,562	—	86,719,562
Preferred Stock†††	—	377,798,012	—	377,798,012
Short-Term Investments
Joint Repurchase Agreements	—	24,292,739	—	24,292,739
Other Investment Companies	1,018,572,439	—	—	1,018,572,439

Total Investments in Securities	$3,803,180,539	$608,312,542	—	$4,411,493,081

†	As a result of the fair valuation policy utilized by the Fund, certain international equity securities may be level 2 and could result in transfers between level 1 to level 2. (See Note 1(a) in the Notes to Financial Statements.)
††	All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.
†††	All preferred stocks held in the Fund are Level 2 securities. For a detailed breakout of preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.
19

AMG Yacktman Focused Fund - Security Selection Only Portfolio Manager’s Comments (unaudited)

Early in 2017, we launched the AMG Yacktman Focused Fund—Security Selection Only Fund (the Fund). We started the Fund due to investor demand for a product that has a limited cash allocation, showcasing our investing skills, even though it reduces our ability to manage risk by carrying excess cash in the absence of bargains. Nothing has changed in our core philosophy or approach that risk management always matters. The Fund was launched to fill a need in the marketplace for advisors who have already made asset allocation decisions to manage risk and want market exposure and our security selection.

We achieved strong results in 2017 through outstanding security selection. Some of our top holdings such as Samsung Electronics Preferred (Samsung) and 21st Century Fox (Fox) delivered exceptional returns for the Fund, enabling us to outperform the S&P 500® Index. We were comfortable owning large positions in Samsung and Fox because we believed they sold at extremely low levels relative to their value. As always, the make-up of the Fund’s portfolio and position weightings will be based on the attributes of individual investments and not on the level of the market.

Top contributors included Samsung, Fox and PepsiCo (Pepsi)

Samsung’s stock produced strong performance in 2017. The shares were up more than 60% as the company’s operating profit rose more than 70%, largely due to strength in its semiconductor businesses. In 2017 Samsung achieved a significant milestone, becoming the largest semiconductor company in the world by sales and profits, passing Intel, and marking the first time a company has dethroned Intel from its leadership position in 25 years. Samsung’s semiconductor growth has been organic, while Intel and many other competitors have attained their size via significant acquisitions, making Samsung’s #1 ranking all the more impressive. Due to strong earnings growth, Samsung’s shares remain exceptionally cheap at less than 5 times our expectation of 2018 earnings after adjusting for excess cash and investments. We think Samsung is extremely well positioned for continued growth over time as advances in artificial intelligence, smart homes, virtual reality, connected homes and cities and autonomous vehicles will likely require greater amounts of memory chips for many years to come.

Toward the end of 2017, Fox and The Walt Disney Company (Disney) entered into a transformative transaction where Fox will merge the majority of its assets in exchange for Disney stock in a deal we expect to receive approval from regulatory agencies. In addition to Disney shares, Fox shareholders will receive shares in “New Fox” which will retain valuable businesses including Fox News, Fox Sports, Fox Network, television stations, real estate and investments. New Fox and Disney will both benefit significantly from the lower corporate tax rate which was passed in the U.S. in late December.

For several years we have been puzzled as others looked past the significant value we observed at Fox. We felt the market was largely ignoring Fox’s global businesses that were underearning because management was investing for future growth. Competitors in the industry better understood the value and importance of Fox’s businesses, which was demonstrated by press reports of significant interest in ownership of Star and investment stakes in Sky and Hulu by not only Disney but also Comcast, Sony and Verizon. We believe the proposed transaction with Disney, resulting in a large ownership stake in Disney’s stock, represents an exciting long-term opportunity for Fox investors, and we applaud the Murdoch family and board of directors of Fox for being fantastic stewards for shareholders and always thinking and investing for the long term.

Many investors seek a catalyst that they think will help move shares higher in the short term. Most of the time, our investments lack a well-defined trigger to unlock value in the near term as we are more interested in a quality business selling at a substantial discount to what we think it is worth. We are willing to wait as long as we need to if we see significantly more value than the current trading price. We think our patience is a huge competitive advantage, one that exists because Yacktman is a boutique firm. Your Fund managers control the day-to-day decisions in the Fund and at our firm, and we only answer to ourselves, our Fund board and our investors about long-term results.

Pepsi’s shares appreciated in 2017 along with general strength in the consumer staples sector. We feel the company continues to be one of the finest and best positioned consumer companies in the world.

Detractors included Avon Products (Avon) and Aggreko

Avon’s ongoing business struggles led to a stock price decline in 2017. We continue to think Avon has significant brand value and believe a new CEO can significantly improve the business results and restore investor confidence.

Aggreko’s stock declined modestly as the company struggled with disappointing orders for its utility business. Revenue growth at Aggreko has also been impacted as its energy-related customers faced challenges and competition increased due to industry softness. The recent increase in oil prices may lead to a better environment for Aggreko’s customers in North America.

OTHER

After a long proxy battle, Procter & Gamble (PG) announced it would add Nelson Peltz of Trian Partners to the board of directors in 2018. We think Mr. Peltz, a significant shareholder and important voice for all owners, will improve PG’s focus. Several of our other highly successful investments—such as Sysco Corporation (where Trian Partners has two board seats), Microsoft and Fox—have benefited greatly from having a shareholder advocate in the boardroom.

CONCLUSION

We are pleased with the strong returns that the Fund delivered since its launch in early 2017. A market driven by growth-oriented shares in an already expensive investment climate is not one we would have expected to outperform given our strong focus on quality, attractive valuations and risk management. Security selection allowed us to achieve good results, and we believe this ability will allow us to thrive going forward. As always, we will continue to be diligent, disciplined and patient in managing the Fund.

This commentary reflects the viewpoints of the portfolio manager, Yacktman Asset Management, L.P. as of December 31, 2017 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

20

AMG Yacktman Focused Fund - Security Selection Only Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Focused Fund - Security Selection Only’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class I shares on January 30, 2017 (inception date), to a $10,000 investment made in the S&P 500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Focused Fund - Security Selection Only and the S&P 500® Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	Since Inception	Inception Date

AMG Yacktman Focused Fund - Security Selection Only[2,3,4,5,6,7,8,9,10,11,12,13]

Class N	20.81%	01/30/17

Class I	20.81%	01/30/17

S&P 500® Index[14]	19.46%	01/30/17	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).

[2]  From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund may invest greater than 5% of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure in response to adverse market, economic, political or other conditions.

[4]  The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[5]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[6]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[8]  A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[9]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[10] Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[11] The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[12] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

21

AMG Yacktman Focused Fund - Security Selection Only Portfolio Manager’s Comments (continued)

[13] A short-term redemption fee of 2% will be charged on redemptions of fund shares within 60 days of purchase.

[14] The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment and does not incur expenses.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

Not FDIC insured, nor bank guaranteed. May lose value.

22

AMG Yacktman Focused Fund - Security Selection Only Fund Snapshots (unaudited) December 31, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Consumer Staples	32.0
Information Technology	30.6
Consumer Discretionary	20.5
Health Care	6.3
Industrials	4.5
Financials	2.0
Energy	1.9
Short-Term Investments*	3.2
Other Assets Less Liabilities**	(1.0)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Twenty-First Century Fox, Inc., Class B	14.5
Samsung Electronics Co., Ltd., 1.330%	11.8
PepsiCo, Inc.	8.5
The Procter & Gamble Co.	8.5
Cisco Systems, Inc.	4.6
Johnson & Johnson	4.5
Microsoft Corp.	4.3
The Coca-Cola Co.	4.2
Oracle Corp.	4.0
Hyundai Home Shopping Network Corp.	3.6

Top Ten as a Group	68.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

23

AMG Yacktman Focused Fund - Security Selection Only Fund Snapshots (unaudited) For the six months ended December 31, 2017

NEW EQUITY POSITIONS

New Purchases	Current Shares Held
Bollore SA	1,500
Hyundai Home Shopping Network Corp.	450

CORPORATE BOND & NOTE SALES

Sales	Net Principal Sold	Current Principal Held
CNX Resources Corp. 5.875%, 04/15/22	2,000	10,000

EQUITY PURCHASES & SALES

Sales	Net Shares Sold	Current Shares Held
Samsung Electronics Co., Ltd., 1.330%	25	85

24

AMG Yacktman Focused Fund - Security Selection Only Schedule of Portfolio Investments December 31, 2017

	Shares	Value
Common Stocks - 78.8%
Consumer Discretionary - 20.5%
America’s Car-Mart, Inc. *	750	$33,487
Hyundai Home Shopping Network Corp. (South Korea)	450	50,652
Twenty-First Century Fox, Inc., Class B	6,000	204,720
Total Consumer Discretionary		288,859
Consumer Staples - 27.9%
The Coca-Cola Co.	1,300	59,644
Hengan International Group Co., Ltd. (China)	2,000	22,144
PepsiCo, Inc.	1,000	119,920
The Procter & Gamble Co.	1,300	119,444
Sysco Corp.	810	49,191
Unilever NV (United Kingdom)	400	22,528
Total Consumer Staples		392,871
Energy - 1.9%
ConocoPhillips	265	14,546
Exxon Mobil Corp.	145	12,128
Total Energy		26,674
Financials - 2.0%
The Bank of New York Mellon Corp.	240	12,926
US Bancorp	280	15,003
Total Financials		27,929
Health Care - 6.3%
Anthem, Inc.	115	25,876
Johnson & Johnson	450	62,874
Total Health Care		88,750
Industrials - 3.8%
Aggreko PLC (United Kingdom)	1,000	10,761
Bollore SA (France)	1,500	8,137
Oliver Corp. (Japan)	1,700	34,853
Total Industrials		53,751
Information Technology - 16.4%
CAC Holdings Corp. (Japan)	2,300	21,635
Cisco Systems, Inc.	1,700	65,110
Cognizant Technology Solutions Corp., Class A	200	14,204
Infosys, Ltd., Sponsored ADR (India)[1]	850	13,787
Microsoft Corp.	715	61,161
Oracle Corp.	1,175	55,554
Total Information Technology		231,451
Total Common Stocks (Cost $965,003)		1,110,285

	Principal Amount	Value
Corporate Bonds and Notes - 3.8%
Consumer Staples - 3.1%
Avon Products, Inc. (United Kingdom) 8.950%, 03/15/43[2]	$58,000	$44,007
Industrials - 0.7%
CNX Resources Corp. 5.875%, 04/15/22	10,000	10,213
Total Corporate Bonds and Notes (Cost $63,284)		54,220
	Shares
Preferred Stocks - 15.2%
Consumer Staples - 1.0%
Amorepacific Corp., 0.960% (South Korea) (Cost $11,849)	85	13,180
Information Technology - 14.2%
Samsung Electronics Co., Ltd., 1.330% (South Korea)	85	165,530
Samsung SDI Co., Ltd., 1.050% (South Korea)	400	34,886
Total Information Technology		200,416
Total Preferred Stocks (Cost $154,752)		213,596
	Principal Amount
Short-Term Investments - 3.2%
Joint Repurchase Agreements - 0.8%[3]
Cantor Fitzgerald Securities, Inc., dated 12/29/17, due 01/02/18, 1.410% total to be received $10,515 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.500%, 01/31/18 - 06/20/63, totaling $10,723)	$10,513	10,513
	Shares
Other Investment Companies - 2.4%
Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 1.25%[4]	34,175	34,175
Total Short-Term Investments (Cost $44,688)		44,688
Total Investments - 101.0% (Cost $1,227,727)		1,422,789
Other Assets, less Liabilities - (1.0)%		(13,766)
Net Assets - 100.0%		$1,409,023

The accompanying notes are an integral part of these financial statements.
25

AMG Yacktman Focused Fund - Security Selection Only Schedule of Portfolio Investments (continued)

*	Non-income producing security.

[1]	Some or all of these securities, amounting to $10,332 or 0.7% of net assets, were out on loan to various brokers.

[2]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[4]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR    American Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2†	Level 3	Total
Investments in Securities
Common Stocks
Consumer Staples	$370,727	$22,144	—	$392,871
Consumer Discretionary	288,859	—	—	288,859
Information Technology	209,816	21,635	—	231,451
Health Care	88,750	—	—	88,750
Industrials	34,853	18,898	—	53,751
Financials	27,929	—	—	27,929
Energy	26,674	—	—	26,674
Corporate Bonds and Notes††	—	54,220	—	54,220
Preferred Stocks
Information Technology	—	200,416	—	200,416
Consumer Staples	13,180	—	—	13,180
Short-Term Investments
Joint Repurchase Agreements	—	10,513	—	10,513
Other Investment Companies	34,175	—	—	34,175

Total Investments in Securities	$1,094,963	$327,826	—	$1,422,789

†	As a result of the fair valuation policy utilized by the Fund, certain international equity securities may be level 2 and could result in transfers between level 1 to level 2. (See Note 1(a) in the Notes to Financial Statements.)
††	All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.
26

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (unaudited)

AMG Yacktman Special Opportunities Fund - Year-End Commentary - Dec. 31, 2017

For the twelve months ending December 31, 2017, the AMG Yacktman Special Opportunities Fund (the “Fund”) returned 34.7% compared to 24.0% (Class I) for the MSCI All Country World Index All Cap, outperforming our benchmark by 10.7%. 2017 was a successful year and builds on a strong 2016. Importantly, the Fund continues to trade at less than half of the market on an enterprise value/earnings before interest and taxes (EV/EBIT) basis without sacrificing quality. This valuation disparity is notable in a period where most investment options are expensive.

One byproduct of our go-anywhere approach is a tendency to gravitate toward investments that are unpopular or undiscovered. While many managers are limited by a long list of artificial constraints, we believe investing with freedom is a competitive advantage. Our flexibility leads us to a unique set of opportunities. While we believe being different is necessary for long-term outperformance, it sometimes produces results that vary widely (both up and down) from the benchmark in any given year. To us, the true measuring stick is the value embedded within our holdings relative to their business quality and growth potential. We are pleased with the Fund’s positioning on this measure as we head into 2018.

Fund Portfolio Review

2017’s strong performance led to trimming or exiting holdings where the forward rate of return was less attractive, and replacing those closed positions with new opportunities. Valuation discipline and investment process are even more critical during periods of good performance. Our focus remains sharp.

We had four positions that were acquired or announced pending mergers during 2017. It is satisfying when third parties recognize the value in our companies, especially when the offer is at a significant premium to our average price. While we do not count on acquisitions, they will continue to be an avenue to unlock value, although a repeat of 2017’s success rate is unlikely. These acquisitions leave cash to redeploy and only reinforce our appreciation of a broad investment universe.

Financial Metrics[1]	YASLX/ YASSX	MSCI ACWI All-Cap	S&P 500	Russell 2000
P/E	13.04x	19.25x	23.05x	22.92x
Price/Book Value (P/BV)	1.40x	2.22x	3.17x	2.21x
P/Cash Flow (CF)	8.12x	11.39x	14.06x	12.11x
P/Sales	0.99x	1.77x	2.51x	1.70x
EV/EBIT	7.64x	16.10x	16.90x	16.39x
Debt to Equity	63.1%	86.4%	94.5%	75.8%
ROA%	5.6%	6.4%	7.9%	3.8%

We have shown the above metrics in the past several letters as a way to compare the businesses we own relative to the market. The Fund continues to trade at a 30-50% valuation discount while maintaining our emphasis on quality businesses with conservative leverage. While these numbers are attractive at face value, we believe the underlying metrics are even better. Two nuances from the above table are explained below:

1) Many of our businesses avoid debt and hold large net cash positions. Cash earning close to zero does not flatter a return on assets (ROA%) calculation. Adjusted for excess cash, our portfolio companies’ return on operating assets is far higher than average. This is consistent with our goal of owning high-quality businesses.

2) The table above only reports the past, but investing is about the future. We spend a great deal of time understanding the financials of our companies to estimate their future earnings potential. On our forecasts, many holdings are under-earning versus their “normalized” profit potential (for example, due to growth investments for the future). We applaud management teams who sacrifice short-term profits for long-term shareholder gain.

The valuation of Bentham IMF (“Bentham”) illustrates this second point. Bentham is a litigation finance company in Australia and our largest holding at year-end. The company provides funding for lawsuits in exchange for a percentage of any winning legal judgments. The business relies on the cycle of the justice system, leading to lumpy and unpredictable settlement results. Case outcomes therefore have a material impact on Bentham’s short-term profit figures.

On traditional metrics like a price-to-earnings ratio (“P/E”), Bentham appears expensive—but this trailing P/E number can swing wildly on a single case win or loss. In our view, the key metric underpinning Bentham’s business is management’s value of the case portfolio. This portfolio is a direct investment in future profits as Bentham’s cases mature over an average of 2–3 years. The value of Bentham’s case portfolio has doubled since we initiated the investment 3.5 years ago, and despite strong performance, the stock price is up slightly less. Therefore, the value we are paying for each dollar of cases has declined. Despite a higher P/E, Bentham now is cheaper relative to its future earnings potential. Paying less for a dollar of future earnings is the essence of value investing.

The Fund holds 50 investments with the ten largest positions representing 43% of capital. We have a sizable commitment to our top ideas with the balance of the Fund rounded out by positions with smaller weightings. Our hope is some of these smaller investments will upgrade to larger weightings if the discount to our calculation of business value increases. (A period of lower prices would help in this area!) Investments hail from more than a dozen countries, including Norway, Finland, Malaysia, New Zealand and South Africa. We have searched far and wide for the best opportunities and this geographic diversity showcases the value of our flexible approach.

Another advantage of our Fund is the ability to invest in both equity and debt. One of the biggest contributors to our gains in the past several years was our investment in the bonds of Emeco Holdings (“Emeco”). 7% of the Fund is invested in fixed income securities at the end of 2017 and we believe our debt investments offer equity-like rates of return with much less risk. Accounting for downside risk is always important, but especially in today’s expensive markets.

Deep Value in Japan - A Basket Approach

We believe concentration is a key to long-term success, so why do we hold 50 positions? Many of the companies in the lower half of the Fund’s portfolio are smaller and less liquid, which may limit the amount of capital in some positions. However, the combination of smaller opportunities with similar themes can add up to a meaningful weighting of the Fund.

27

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (continued)

Our investments in Japan demonstrate the value of this approach. We believe the Japanese stock market is one of the cheapest in the world, thanks to a mixture of a decades-long bear market, stagnant economic growth and poor demographic trends. Japan also features hundreds of domestic-oriented businesses that are too small for index funds but languish as forgotten small-caps. We have invested in a number of these stocks and have grouped five of our current Japanese companies into a mini-portfolio, the “Japan Deep Value” basket. This basket, representing roughly 5% of the Fund, is aggregated below (all figures in U.S. Dollars).

Japan Deep Value*		Valuation		Growth % - 10YR CAGR		Returns
Market Cap	$872m	Price/TBV	1.42x	Sales	2.5%	Assets ex-cash	$509m
Net Cash	$440m	TEV/EBIT	4.58x	EBITDA	4.1%	EBIT	$84m
% of Mkt. Cap	50.4%	Payout Yield	1.3%	TBV	7.6%	Pre-tax ROA%	16.4%

The aggregated holdings are growing, returning capital to shareholders (via dividends and share repurchases), and earning attractive returns on operating assets. The median gain in 2017 for these stocks was 40%, outperforming both the Japanese stock market and our benchmark by a wide margin. Despite these positive attributes, this basket of stocks trades at approximately 4.5x operating profits when adjusted for net cash. We believe there is more room to go, as owning good businesses at such low valuations makes it easy to be patient.

Contributors/Detractors

Among our largest contributors were holdings of Bentham, Emeco Holdings 2020/2022 bonds, and Samsung Electronics Pfd. (“Samsung”). It would be hard for the top performers to be more diverse—a fixed income security in a mining equipment company, a litigation finance company in Australia and one of the largest technology companies in the world. Investable ideas do not always follow the same pattern.

Bentham entered the year as one of our largest positions and rewarded shareholders with a total return of more than 80%. After struggling with a period of uncharacteristic case losses in 2015, the company reverted to historical averages with several wins. Bentham’s most important news was the launch of two investment funds to leverage third party capital for case investments. This adds a more stable revenue stream via management fees and reduces Bentham’s requirements to hold excess cash. As investments under the old model mature, this new structure should allow greater returns to shareholders. We have trimmed back the position, but believe Bentham continues to trade at an attractive valuation relative to the earnings potential of its case portfolio.

This past year was a pivotal one for our investment in Emeco. Management completed its ambitious recapitalization and merger plan with two mining equipment rental companies. The merger coincided with an upswing in the mining cycle and improved earnings, allowing Emeco to raise fresh equity and strengthen the company’s balance sheet. Emeco’s market capitalization responded by increasing over 16-fold in 2017. We reduced our position in the bonds as they now trade at a premium to par value.

Samsung’s business continues to perform well as it rides a strong semiconductor cycle. While the stock was up more than 60% in U.S. Dollar terms in 2017, operating profit increased more than 70%. The majority of the profit increase is due to Samsung’s leadership position in memory. The number of competitors in the memory market has shrunk considerably over the last decade. At the same time, semiconductor complexity has only increased, meaning fewer companies are competitive in leading-edge memory. While we remain conscious of the “boom/bust” dynamic of semiconductor markets, structural changes in the competitive landscape may moderate future cycles. Demand should continue to grow, as it is hard to envision a future where the number of computer chips in the world is lower than today. We believe Samsung remains one of the cheapest large-cap stocks in the world.

Among our largest detractors were holdings of Master Drilling Limited, CB Industrial Product Holding and the JAKKS Pacific 4.875% 2020 convertible bonds. The combined impact on performance was less than 0.5%. Given such a nominal loss, we will chalk this up to normal market movements. Several other holdings underperformed a strong benchmark despite generating positive returns. We added capital to these positions where appropriate.

Conclusion

We are closing in on nine years since the market bottom in 2009, yet the market continues its upward ascent. 2017 was the first time in history that the S&P 500® Index showed a positive total return in every calendar month.

Volatility is at historical lows and market valuations are near all-time highs. The market’s optimism causes us to be cautious rather than euphoric. It is hard to predict what will trigger the next market decline, but we are confident that that such a downturn will arrive at some point. We take comfort in owning quality businesses at a steep discount to the broader market.

We feel that our Fund’s structure provides the greatest possible advantage in uncovering opportunities to deploy capital in a measured and disciplined fashion. This unconstrained approach not only helps us navigate through an expensive market but should serve us well in sorting through the rubble in the next bear market. Another key attribute is a like-minded and patient investor base that sees the merits of investing with our unique approach. Thank you for your continued support.

This commentary reflects the viewpoints of the portfolio manager, Yacktman Asset Management, L.P. as of December 31, 2017 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

28

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Special Opportunities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class Z shares on June 30, 2014 (inception date), to a $10,000 investment made in the MSCI ACWII All Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Special Opportunities Fund and the MSCI ACWII All Cap Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date

AMG Yacktman Special Opportunities Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18

Class I	34.67%	16.20%	06/30/15

Class Z	34.81%	9.36%	06/30/14

MSCI ACWI All Cap Index[19]	24.00%	7.41%	06/30/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).

[2]  During the period, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  A short-term fee of 2% will be charged on redemptions of Fund shares within 60 days of purchase.

[4]  The Fund’s investment management fees are subject to a performance adjustment, which could increase or reduce the investment management fees paid by the Fund. The prospect of a positive or negative performance adjustment may create an incentive for the Fund’s portfolio manager to take greater risks with the Fund’s portfolio. In addition, because performance adjustments are based upon past performance, a shareholder may pay a higher or lower management fee for performance that occurred prior to the shareholder’s investment in the Fund. The performance adjustment could increase the Investment Manager’s fee (and, in turn, the Subadvisor’s fee) even if the Fund’s shares lose value during the performance period provided that the Fund outperformed its benchmark index, and could decrease the Investment Manager’s fee (and, in turn, the Subadvisor’s fee) even if the Fund’s shares increase in value during the performance period provided that the Fund underperformed its benchmark index.

[5]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[6]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[7]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[8]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[9]  A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[10] High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered

31

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (continued)

predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[11] Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

[12] The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[13] The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings history competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[14] The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[15] Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[16] The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[17] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[18] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[19] The MSCI ACWI All Cap Index captures large, mid, small and micro cap representation across 23 Developed Markets (DM) countries and large, mid and small cap representation across 24 Emerging Markets (EM) countries.

The index is comprehensive, covering approximately 99% of the global equity investment opportunity set. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI ACWI All Cap Index is unmanaged, is not available for investment and does not incur expenses. All MSCI data is provided ‘as is.’ The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC Insured, nor bank guaranteed. May lose value.

30

AMG Yacktman Special Opportunities Fund Fund Snapshots (unaudited) December 31, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Consumer Discretionary	28.6
Industrials	23.0
Information Technology	11.2
Energy	9.9
Financials	9.8
Consumer Staples	5.6
Materials	3.2
Telecommunication Services	1.2
Utilities	0.8
Health Care	0.8
Short-Term Investments*	6.6
Other Assets Less Liabilities**	(0.7)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
IMF Bentham, Ltd.	6.3
Samsung Electronics Co., Ltd., 1.330%	4.6
Retail Holdings, N.V.	4.5
Reading International, Inc., Class A	4.1
America’s Car-Mart, Inc.	4.1
Ocean Wilsons Holdings, Ltd.	3.9
Computer Services, Inc.	3.9
Texhong Textile Group, Ltd.	3.6
Twenty-First Century Fox, Inc., Class A	3.5
Pardee Resources Co., Inc.	3.4

Top Ten as a Group	41.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

31

AMG Yacktman Special Opportunities Fund Fund Snapshots (unaudited) For the six months ended December 31, 2017

NEW EQUITY POSITIONS

New Purchases	Current Shares Held
Apetit OYJ	27,795
Arcus ASA	62,000
CB Industrial Product Holding Bhd	1,881,900
Mondo TV SpA	55,000
Otelco, Inc., Class A	34,031
Reckon, Ltd.	540,000
Twenty-First Century Fox, Inc., Class B	15,000

NEW CORPORATE BOND & NOTE POSITIONS

New Purchases	Current Principal Held
JAKKS Pacific, Inc. 4.875%, 06/01/20	1,500,000

CORPORATE BOND & NOTE SALES

Sales	Net Principal Sold	Current Principal Held
Emeco Pty, Ltd., Series B, 9.250%, 03/31/22	1,000,000	1,020,859

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held
Aggreko PLC	31,000	60,000
America’s Car-Mart, Inc.	938	34,238
Cambria Automobiles PLC	165,000	550,000
Catering International Services	24,788	52,679
Computer Services, Inc.	3,279	31,219
Daekyo Co., Ltd., 4.990%	5,800	34,000
Lamprell PLC	628,641	1,153,641
Master Drilling Group, Ltd.	380,000	760,000
Maxim Power Corp.	50,000	140,000
Nam Lee Pressed Metal Industries, Ltd.	90,000	600,000
Ocean Wilsons Holdings, Ltd.	23,500	100,500
Oliver Corp.	3,100	10,100
Pardee Resources Co., Inc.	550	6,550
Reading International, Inc., Class A	69,310	93,310
Retail Holdings, N.V.	13,350	76,000
Sapporo Clinical Laboratory, Inc.	100	9,100
SK Kaken Co., Ltd.	2,000	4,000
Texhong Textile Group, Ltd.	300,000	1,050,000
Trilogy International, Ltd.	265,000	580,000
Twenty-First Century Fox, Inc., Class A	8,000	38,000
Vertu Motors PLC	99,417	500,000

Sales	Net Shares Sold	Current Shares Held
Agro-Kanesho Co., Ltd.	10,800	-
Dollar General Corp.	2,300	-
Emeco Holdings, Ltd.	3,999,604	-
HUB Co., Ltd.	9,000	27,000
IMF Bentham, Ltd.	21,831	1,028,639
Immunodiagnostic Systems Holdings PLC	75,000	-
Interactive Brokers Group, Inc., Class A	3,500	-
Lai Sun Development Co., Ltd.	12,000,000	-
Maruzen Co., Ltd.	11,000	-
Nexen Corp., 1.430%	11,833	-
Rocky Mountain Dealerships, Inc.	15,100	13,000
Stallergenes Greer PLC	4,565	6,450

32

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments December 31, 2017

	Shares	Value
Common Stocks - 81.7%
Consumer Discretionary - 28.2%
America’s Car-Mart, Inc. (United States)*	34,238	$1,528,727
Automodular Corp. (Canada)*,1	88,406	168,794
Cambria Automobiles PLC (United Kingdom)	550,000	452,975
HUB Co., Ltd. (Japan)	27,000	417,925
Marshall Motor Holdings PLC (United Kingdom)	210,000	474,914
Mondo TV SpA (Italy)	55,000	420,404
Reading International, Inc., Class A (United States)*	93,310	1,558,277
Retail Holdings, N.V. (Curaçao)*	76,000	1,694,800
Sotsu Co., Ltd. (Japan)	17,500	390,615
Texhong Textile Group, Ltd. (Hong Kong)	1,050,000	1,362,755
Twenty-First Century Fox, Inc., Class A (United States)	38,000	1,312,140
Twenty-First Century Fox, Inc., Class B (United States)	15,000	511,800
Vertu Motors PLC (United Kingdom)	500,000	340,912
Total Consumer Discretionary		10,635,038
Consumer Staples - 5.6%
Apetit OYJ (Finland)	27,795	470,898
Arcus ASA (Norway)[2]	62,000	351,131
Sapporo Clinical Laboratory, Inc. (Japan)	9,100	138,671
Trilogy International, Ltd. (New Zealand)	580,000	1,163,264
Total Consumer Staples		2,123,964
Energy - 9.9%
Hargreaves Services PLC (United Kingdom)	278,682	1,250,130
Lamprell PLC (United Arab Emirates)*	1,153,641	1,214,916
Pardee Resources Co., Inc. (United States)	6,550	1,270,700
Total Energy		3,735,746
Financials - 9.2%
Gruppo MutuiOnline SpA (Italy)	26,000	413,395
IMF Bentham, Ltd. (Australia)	1,028,639	2,383,710
Spice Private Equity AG (Switzerland)*	23,500	679,150
Total Financials		3,476,255
Health Care - 0.8%
Stallergenes Greer PLC (United Kingdom)*	6,450	298,029
Industrials - 16.5%
Aggreko PLC (United Kingdom)	60,000	645,673
Catering International Services (France)	52,679	1,073,882
CB Industrial Product Holding Bhd (Malaysia)	1,881,900	837,020
CMI, Ltd. (Australia)	450,000	452,935
Judges Scientific PLC (United Kingdom)	13,000	365,604
Mitani Corp. (Japan)	12,800	681,762

	Shares	Value
Nam Lee Pressed Metal Industries, Ltd. (Singapore)	600,000	$179,446
Ocean Wilsons Holdings, Ltd. (Bermuda)	100,500	1,485,803
Oliver Corp. (Japan)	10,100	207,065
Rocky Mountain Dealerships, Inc. (Canada)	13,000	141,687
Utoc Corp. (Japan)	33,600	161,296
Total Industrials		6,232,173
Information Technology - 6.3%
Computer Services, Inc. (United States)	31,219	1,451,684
Reckon, Ltd. (Australia)	540,000	661,496
Tessi, S.A. (France)	1,233	260,376
Total Information Technology		2,373,556
Materials - 3.2%
Master Drilling Group, Ltd. (South Africa)	760,000	773,974
SK Kaken Co., Ltd. (Japan)[3]	4,000	425,433
Total Materials		1,199,407
Telecommunication Services - 1.2%
Otelco, Inc., Class A (United States)*	34,031	454,314
Utilities - 0.8%
Maxim Power Corp. (Canada)*	140,000	306,285
Total Common Stocks (Cost $25,555,334)		30,834,767
	Principal Amount
Corporate Bonds and Notes - 6.6%
Financials - 0.6%
WesternOne, Inc. (Canada) 6.250%, 06/30/20	$335,000	229,330
Industrials - 6.0%
Emeco Pty, Ltd. (Australia) Series B 9.250%, 03/31/22	1,020,859	1,078,027
JAKKS Pacific, Inc. (United States) 4.875%, 06/01/20[2]	1,500,000	1,172,813
Total Industrials		2,250,840
Total Corporate Bonds and Notes (Cost $2,433,878)		2,480,170
	Shares
Preferred Stocks - 5.8%
Consumer Discretionary - 0.4%
Daekyo Co., Ltd., 4.990% (South Korea)	34,000	159,115
Industrials - 0.5%
Daelim Industrial Co., Ltd., 1.010% (South Korea)	2,600	80,389

The accompanying notes are an integral part of these financial statements.
33

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 0.5% (continued)
Sebang Co., Ltd., 2.430% (South Korea)	13,300	$95,909
Total Industrials		176,298
Information Technology - 4.9%
Daeduck GDS Co., Ltd., 3.090% (South Korea)	10,705	96,722
Samsung Electronics Co., Ltd., 1.330% (South Korea)	900	1,752,671
Total Information Technology		1,849,393
Total Preferred Stocks (Cost $1,260,845)		2,184,806
	Principal Amount

Short-Term Investments - 6.6%
Joint Repurchase Agreements - 0.8%[4]
State of Wisconsin Investment Board, dated 12/29/17, due 01/02/18, 1.630% total to be received $301,784 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 01/15/19 - 02/15/46, totaling $310,108)	$301,729	301,729

	Shares	Value
Other Investment Companies - 5.8%
Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 1.25%[5]	2,172,722	$2,172,722
Total Short-Term Investments (Cost $2,474,451)		2,474,451
Total Investments - 100.7% (Cost $31,724,508)		37,974,194
Other Assets, less Liabilities - (0.7)%		(263,047)
Net Assets - 100.0%		$37,711,147

*	Non-income producing security.

[1]	Security’s value was determined by using significant unobservable inputs.

[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2017, the value of these securities amounted to $1,523,944 or 4.0% of net assets.

[3]	Some or all of these securities, amounting to $287,172 or 0.8% of net assets, were out on loan to various brokers.

[4]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[5]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.
34

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2†	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$9,627,915	$838,329	$168,794	$10,635,038
Industrials	4,377,838	1,854,335	—	6,232,173
Energy	3,735,746	—	—	3,735,746
Financials	3,062,860	413,395	—	3,476,255
Information Technology	2,373,556	—	—	2,373,556
Consumer Staples	2,123,964	—	—	2,123,964
Materials	773,974	425,433	—	1,199,407
Telecommunication Services	454,314	—	—	454,314
Utilities	306,285	—	—	306,285
Health Care	298,029	—	—	298,029
Corporate Bonds and Notes††	—	2,480,170	—	2,480,170
Preferred Stocks
Information Technology	—	1,849,393	—	1,849,393
Industrials	176,298	—	—	176,298
Consumer Discretionary	159,115	—	—	159,115
Short-Term Investments
Joint Repurchase Agreements	—	301,729	—	301,729
Other Investment Companies	2,172,722	—	—	2,172,722

Total Investments in Securities	$29,642,616	$8,162,784	168,794	$37,974,194

†	As a result of the fair valuation policy utilized by the Fund, certain international equity securities may be level 2 and could result in transfers between level 1 to level 2. (See Note 1(a) in the Notes to Financial Statements.)
††	All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had transfers between level 1 and level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2[1]
Assets:
Common Stocks	$2,977,306	$(619,655)	$460,311	$(2,600,604)

1 As a result of the fair valuation policy utilized by the Fund, certain international equity securities may be level 2 and could result in transfers between level 1 to level 2. (See Note 1(a) in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.
35

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (continued)

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2017:

Common Stock*
Balance as of December 31, 2016	$376,702
Accrued discounts (premiums)	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	9,450
Purchases	—
Sales	—
Transfers in to Level 3	159,344
Transfers out of Level 3	(376,702)
Balance as of December 31, 2017	$168,794
—
Net change in unrealized appreciation/depreciation on investments still held at December 31, 2017	$9,450

* During the fiscal year ended December 31, 2017, the Fund had transfers in and out of Level 3. A security was transferred into Level 3 due to the security halting trading in response to a pending merger and was valued using the last traded market price. Additionally, another security was transferred from Level 3 due to the security resumed trading.

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of December 31, 2017. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at December 31, 2017	Valuation Technique(s)	Unobservable Inputs(s)	Range	Average

Common Stock	$168,794	Recent Market Price	Price	N/A	N/A

Total	$168,794

Country	% of Long-Term Investments
Australia	12.9
Bermuda	4.2
Canada	2.4
Curaçao	4.8
Finland	1.3
France	3.8
Hong Kong	3.8
Italy	2.3
Japan	6.8
Malaysia	2.4
New Zealand	3.3

Country	% of Long-Term Investments
Norway	1.0
Singapore	0.5
South Africa	2.2
South Korea	6.1
Switzerland	1.9
United Arab Emirates	3.4
United Kingdom	10.8
United States	26.1

100.0

The accompanying notes are an integral part of these financial statements.
36

Statement of Assets and Liabilities December 31, 2017

	AMG Yacktman Fund	AMG Yacktman Focused Fund#	AMG Yacktman Focused Fund - Security Selection Only	AMG Yacktman Special Opportunities Fund
Assets:
Investments at Value* (including securities on loan valued at $90,379,707, $23,727,358, $10,332, and $287,172, respectively)	$8,825,928,684	$4,411,493,081	$1,422,789	$37,974,194
Foreign currency**	—	—	—	94,410
Receivable for investments sold	1,049,699	—	—	—
Dividend, interest and other receivables	10,824,461	6,842,547	4,591	79,675
Receivable for Fund shares sold	9,667,217	6,507,976	—	—
Receivable from affiliate	55,305	26,811	—	11,158
Prepaid expenses	37,952	36,502	21,857	10,574
Total assets	8,847,563,318	4,424,906,917	1,449,237	38,170,011
Liabilities:
Payable upon return of securities loaned	93,768,848	24,292,739	10,513	301,729
Payable for investments purchased	3,509,581	1,736,337	—	36,645
Payable for Fund shares repurchased	21,572,048	11,878,991	—	—
Accrued expenses:
Investment advisory and management fees	3,213,628	3,275,176	4,446	60,697
Administrative fees	1,124,975	564,686	177	4,620
Shareholder service fees	890,998	478,395	—	676
Professional fees	228,679	136,165	22,071	33,270
Trustee fees and expenses	91,502	46,151	8	375
Other	787,605	493,037	2,999	20,852
Total liabilities	125,187,864	42,901,677	40,214	458,864

Net Assets	$8,722,375,454	$4,382,005,240	$1,409,023	$37,711,147
* Investments at cost	$5,961,407,484	$3,102,411,878	$1,227,727	$31,724,508
** Foreign currency at cost	—	—	—	$93,257

The accompanying notes are an integral part of these financial statements.
37

Statement of Assets and Liabilities (continued)

	AMG Yacktman Fund	AMG Yacktman Focused Fund#	AMG Yacktman Focused Fund - Security Selection Only	AMG Yacktman Special Opportunities Fund
Net Assets Represent:
Paid-in capital	$5,698,532,044	$2,971,823,997	$1,210,444	$31,098,315
Undistributed (distribution in excess of) net investment income	299,848	297,199	(11,216)	(150,001)
Accumulated net realized gain from investments	159,016,669	100,797,427	14,725	511,962
Net unrealized appreciation on investments	2,864,526,893	1,309,086,617	195,070	6,250,871
Net Assets	$8,722,375,454	$4,382,005,240	$1,409,023	$37,711,147

Class N:
Net Assets	—	$2,803,230,100	$17,016	—
Shares outstanding	—	132,659,502	1,446	—
Net asset value, offering and redemption price per share	—	$21.13	$11.77	—
Class I:
Net Assets	$8,722,375,454	$1,578,775,140	$1,392,007	$8,377,138
Shares outstanding	381,740,963	74,855,755	118,246	696,610
Net asset value, offering and redemption price per share	$22.85	$21.09	$11.77	$12.03
Class Z:
Net Assets	—	—	—	$29,334,009
Shares outstanding	—	—	—	2,434,846
Net asset value, offering and redemption price per share	—	—	—	$12.05

#	Effective February 27, 2017, the Fund’s Class S shares were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.
38

Statement of Operations For the fiscal period ended December 31, 2017

	AMG Yacktman Fund	AMG Yacktman Focused Fund#	AMG Yacktman Focused Fund - Security Selection Only##	AMG Yacktman Special Opportunities Fund
Investment Income:
Dividend income	$164,033,033	$86,100,544	$23,863	$554,694 [1]
Interest income	18,546,212	11,168,953	5,327	313,817
Securities lending income	110,102	16,097	16	8,265
Foreign withholding tax	(2,459,769)	(2,962,912)	(1,551)	(39,978)
Total investment income	180,229,578	94,322,682	27,655	836,798
Expenses:
Investment advisory and management fees	36,922,602	38,835,627	9,884	579,826
Administrative fees	12,918,787	6,695,798	1,704	44,393
Shareholder servicing fees - Class N	—	5,585,152	—	—
Shareholder servicing fees - Class I	8,941,917	—	—	4,134
Professional fees	729,765	402,590	22,122	39,062
Registration fees	151,328	102,221	1,925	39,621
Transfer agent fees	365,910	227,924	127	1,203
Custodian fees	602,646	405,402	3,417	13,751
Reports to shareholders	391,182	119,804	3,955	14,858
Trustee fees and expenses	592,509	312,827	49	1,853
Miscellaneous	174,879	89,062	1,357	2,422
Total expenses before offsets	61,791,525	52,776,407	44,540	741,123
Expense reimbursements	—	—	(32,271)	(77,255)
Fee waivers	(769,760)	(372,370)	—	—
Net expenses	61,021,765	52,404,037	12,269	663,868

Net investment income	119,207,813	41,918,645	15,386	172,930
Net Realized and Unrealized Gain:
Net realized gain on investments	804,297,003	491,501,998	25,756	2,133,120
Net realized gain (loss) on foreign currency transactions	175,514	253,039	(1,519)	(28,383)
Net change in unrealized appreciation/depreciation on investments	523,240,992	287,387,626	195,062	6,391,848
Net change in unrealized appreciation/depreciation on foreign currency translations	5,693	5,414	8	1,626
Net realized and unrealized gain	1,327,719,202	779,148,077	219,307	8,498,211

Net increase in net assets resulting from operations	$1,446,927,015	$821,066,722	$234,693	$8,671,141

#	Effective February 27, 2017, the Fund’s Class S shares were renamed as described in Note 1 of the Notes to the Financial Statements.
##	Commencement of operations was January 30, 2017.
[1]	Includes non-recurring dividends of $55,952.

The accompanying notes are an integral part of these financial statements.
39

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Yacktman Fund		AMG Yacktman Focused Fund
	2017	2016#	2017##	2016#
Increase in Net Assets Resulting From Operations:
Net investment income	$119,207,813	$131,418,087	$41,918,645	$48,568,488
Net realized gain on investments	804,472,517	544,335,369	491,755,037	356,596,227
Net change in unrealized appreciation/depreciation on investments	523,246,685	242,782,534	287,393,040	121,106,280
Net increase in net assets resulting from operations	1,446,927,015	918,535,990	821,066,722	526,270,995
Distributions to Shareholders:
From net investment income:
Class N	—	—	(24,704,545)	(48,706,189)
Class I	(119,083,479)	(151,070,259)	(17,169,940)	(17,183,317)
From net realized gain on investments:
Class N	—	—	(274,734,682)	(325,156,552)
Class I	(736,717,154)	(530,811,366)	(156,041,818)	(101,407,185)
Total distributions to shareholders	(855,800,633)	(681,881,625)	(472,650,985)	(492,453,243)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(395,915,227)	(646,097,575)	(497,518,385)	(877,375,268)

Total increase (decrease) in net assets	195,211,155	(409,443,210)	(149,102,648)	(843,557,516)
Net Assets:
Beginning of year	8,527,164,299	8,936,607,509	4,531,107,888	5,374,665,404
End of year	$8,722,375,454	$8,527,164,299	$4,382,005,240	$4,531,107,888
End of year undistributed net investment income	$299,848	—	$297,199	—

#	Effective October 1, 2016, the Funds’ share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.
##	Effective February 27, 2017, the Fund’s Class S shares were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.
40

Statements of Changes in Net Assets (continued) For the fiscal periods ended December 31,

	AMG Yacktman Focused Fund - Security Selection Only	AMG Yacktman Special Opportunities Fund
	2017#	2017	2016##
Increase in Net Assets Resulting From Operations:
Net investment income	$15,386	$172,930	$443,628
Net realized gain (loss) on investments	24,237	2,104,737	(30,791)
Net change in unrealized appreciation/depreciation on investments	195,070	6,393,474	3,990,543
Net increase in net assets resulting from operations	234,693	8,671,141	4,403,380
Distributions to Shareholders:
From net investment income:
Class N	(303)	—	—
Class I	(24,780)	(91,697)	(13,298)
Class Z	—	(337,180)	(446,336)
From net realized gain on investments:
Class N	(133)	—	—
Class I	(10,898)	(290,394)	(7,080)
Class Z	—	(1,021,519)	(237,650)
Total distributions to shareholders	(36,114)	(1,740,790)	(704,364)
Capital Share Transactions:[1]
Net increase from capital share transactions	1,210,444	8,561,808	1,260,095

Total increase in net assets	1,409,023	15,492,159	4,959,111
Net Assets:
Beginning of period	—	22,218,988	17,259,877
End of period	$1,409,023	$37,711,147	$22,218,988
End of period distribution in excess of net investment income	$(11,216)	$(150,001)	$(75,438)

#	Commencement of operations was January 30, 2017.
##	Effective October 1, 2016, the Funds’ share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.
41

AMG Yacktman Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$21.39	$20.87	$25.12	$23.54	$19.12
Income (loss) from Investment Operations:
Net investment income[1,2]	0.32	0.33	0.31	0.26	0.23
Net realized and unrealized gain (loss) on investments	3.58	2.03	(1.71)	2.43	5.07
Total income (loss) from investment operations	3.90	2.36	(1.40)	2.69	5.30
Less Distributions to Shareholders from:
Net investment income	(0.34)	(0.41)	(0.34)	(0.27)	(0.21)
Net realized gain on investments	(2.10)	(1.43)	(2.51)	(0.84)	(0.67)
Total distributions to shareholders	(2.44)	(1.84)	(2.85)	(1.11)	(0.88)
Net Asset Value, End of Year	$22.85	$21.39	$20.87	$25.12	$23.54
Total Return[2,3]	18.23%	11.20%	(5.63)%	11.33%	27.74%
Ratio of net expenses to average net assets	0.71%	0.71%	0.71%	0.71%	0.74%[4]
Ratio of gross expenses to average net assets[5]	0.72%	0.72%	0.72%	0.71%	0.75%[4]
Ratio of net investment income to average net assets[2]	1.38%	1.51%	1.29%	1.08%	1.05%[4]
Portfolio turnover	2%	4%	2%	9%	17%
Net assets end of year (000’s) omitted	$8,722,375	$8,527,164	$8,936,608	$14,217,017	$13,931,446

#	Effective October 1, 2016, the Service Class was renamed Class I.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes non-routine extraordinary expenses amounting to 0.019% of average net assets.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

42

AMG Yacktman Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017##	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$19.69	$19.77	$25.88	$25.15	$20.52
Income (loss) from Investment Operations:
Net investment income[1,2]	0.19	0.19	0.22	0.17	0.15
Net realized and unrealized gain (loss) on investments	3.75	2.05	(1.51)	2.54	5.39
Total income (loss) from investment operations	3.94	2.24	(1.29)	2.71	5.54
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.30)	(0.24)	(0.18)	(0.14)
Net realized gain on investments	(2.29)	(2.02)	(4.58)	(1.80)	(0.77)
Total distributions to shareholders	(2.50)	(2.32)	(4.82)	(1.98)	(0.91)
Net Asset Value, End of Year	$21.13	$19.69	$19.77	$25.88	$25.15
Total Return[2,3]	20.03%	11.29%	(5.08)%	10.67%	27.01%
Ratio of net expenses to average net assets	1.22%	1.23%	1.22%	1.22%	1.25%[4]
Ratio of gross expenses to average net assets[5]	1.23%	1.24%	1.22%	1.23%	1.26%[4]
Ratio of net investment income to average net assets[2]	0.89%	0.94%	0.86%	0.65%	0.62%[4]
Portfolio turnover	2%	4%	6%	16%	17%
Net assets end of year (000’s) omitted	$2,803,230	$3,479,880	$4,062,291	$7,847,093	$8,630,019

43

AMG Yacktman Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$19.66	$19.75	$25.88	$25.15	$20.52
Income (loss) from Investment Operations:
Net investment income[1,2]	0.23	0.23	0.26	0.21	0.19
Net realized and unrealized gain (loss) on investments	3.74	2.04	(1.50)	2.56	5.39
Total income (loss) from investment operations	3.97	2.27	(1.24)	2.77	5.58
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.34)	(0.30)	(0.23)	(0.18)
Net realized gain on investments	(2.29)	(2.02)	(4.59)	(1.81)	(0.77)
Total distributions to shareholders	(2.54)	(2.36)	(4.89)	(2.04)	(0.95)
Net Asset Value, End of Year	$21.09	$19.66	$19.75	$25.88	$25.15
Total Return[2,3]	20.25%	11.46%	(4.89)%	10.88%	27.19%
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.08%[4]
Ratio of gross expenses to average net assets[5]	1.06%	1.06%	1.05%	1.06%	1.09%[4]
Ratio of net investment income to average net assets[2]	1.06%	1.11%	1.03%	0.82%	0.78%[4]
Portfolio turnover	2%	4%	6%	16%	17%
Net assets end of year (000’s) omitted	$1,578,775	$1,051,228	$1,312,374	$3,414,602	$3,301,204

##	Effective February 27, 2017, Class S was renamed Class N.
#	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class S and Class I, respectively.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes non-routine extraordinary expenses amounting to 0.020% and 0.017% of average net assets for the Class N and Class I, respectively.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

44

AMG Yacktman Focused Fund - Security Selection Only Financial Highlights For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class N	2017 [1]
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income[2,3]	0.14
Net realized and unrealized gain on investments	1.94
Total income from investment operations	2.08
Less Distributions to Shareholders from:
Net investment income	(0.22)
Net realized gain on investments	(0.09)
Total distributions to shareholders	(0.31)
Net Asset Value, End of Period	$11.77
Total Return[3,4]	20.81%[5]
Ratio of net expenses to average net assets	1.08%[6]
Ratio of gross expenses to average net assets[7]	3.77%[8]
Ratio of net investment income to average net assets[3]	1.35%[6]
Portfolio turnover	12%[5]
Net assets end of period (000’s) omitted	$17

45

AMG Yacktman Focused Fund - Security Selection Only Financial Highlights For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class I	2017[1]
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income[2,3]	0.14
Net realized and unrealized gain on investments	1.94
Total income from investment operations	2.08
Less Distributions to Shareholders from:
Net investment income	(0.22)
Net realized gain on investments	(0.09)
Total distributions to shareholders	(0.31)
Net Asset Value, End of Period	$11.77
Total Return[3,4]	20.81%[5]
Ratio of net expenses to average net assets	1.08%[6]
Ratio of gross expenses to average net assets[7]	3.77%[8]
Ratio of net investment income to average net assets[3]	1.35%[6]
Portfolio turnover	12%[5]
Net assets end of period (000’s) omitted	$1,392

[1]	Commencement of operations was on January 30, 2017.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Not annualized.
[6]	Annualized.
[7]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
[8]	Ratio does not reflect the annualization of audit expenses.

46

AMG Yacktman Special Opportunities Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class I	2017	2016#	2015[1]
Net Asset Value, Beginning of Period	$9.37	$7.75	$9.40
Income (loss) from Investment Operations:
Net investment income[3,4]	0.06 [5]	0.18	0.20
Net realized and unrealized gain (loss) on investments	3.18	1.75	(1.49)
Total income (loss) from investment operations	3.24	1.93	(1.29)
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.20)	(0.23)
Net realized gain on investments	(0.44)	–	(0.13)
Paid in capital	–	(0.11)	–
Total distributions to shareholders	(0.58)	(0.31)	(0.36)
Net Asset Value, End of Period	$12.03	$9.37	$7.75
Total Return[4]	34.67%[7]	24.88%	(13.77)%[8]
Ratio of net expenses to average net assets	2.33%[9]	1.90%[10]	1.27%[11,12]
Ratio of gross expenses to average net assets[13]	2.59%[9]	2.29%[10]	1.88%[11,12]
Ratio of net investment income (loss) to average net assets[4]	0.50%[9]	2.08%[10]	3.40%[11,12]
Portfolio turnover	36%	29%	30%[8]
Net assets end of period (000’s) omitted	$8,377	$700	$83

47

AMG Yacktman Special Opportunities Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class Z	2017	2016 #	2015	2014 [2]
Net Asset Value, Beginning of Period	$9.38	$7.75	$9.45	$10.00
Income (loss) from Investment Operations:
Net investment income[3,4]	0.07 [5]	0.20	0.22	(0.00)[6]
Net realized and unrealized gain (loss) on investments	3.19	1.74	(1.56)	(0.54)
Total income (loss) from investment operations	3.26	1.94	(1.34)	(0.54)
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.20)	(0.23)	(0.01)
Net realized gain on investments	(0.44)	–	(0.13)	–
Paid in capital	–	(0.11)	–	–
Total distributions to shareholders	(0.59)	(0.31)	(0.36)	(0.01)
Net Asset Value, End of Period	$12.05	$9.38	$7.75	$9.45
Total Return[4]	34.81%[7]	25.05%[7]	(14.22)%	(5.39)%[7,8]
Ratio of net expenses to average net assets	2.23%[9]	1.63%[10]	1.24%[12]	1.65%[11]
Ratio of gross expenses to average net assets[13]	2.49%[9]	2.01%[10]	1.74%[12]	2.60%[11]
Ratio of net investment income (loss) to average net assets[4]	0.60%[9]	2.34%[10]	2.47%[12]	(0.04)%[11]
Portfolio turnover	36%	29%	30%	7%[8]
Net assets end of period (000’s) omitted	$29,334	$21,519	$17,177	$17,545

#	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class I and Class Z, respectively.
[1]	Commencement of operations was on July 1, 2015.
[2]	Commencement of operations was on June 30, 2014.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.04 and $0.05 for Class I and Class Z, respectively.
[6]	Rounds to less than $(0.01) per share or (0.01)%.
[7]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[8]	Not annualized.
[9]	Includes a performance adjustment amounting to 0.59% of average daily net assets. (See Note 2 of Notes to Financial Statements).
[10]	Includes a performance adjustment amounting to (0.02)% of average daily net assets. (See Note 2 of Notes to Financial Statements).
[11]	Annualized.
[12]	Includes a performance adjustment amounting to (0.42)% of average daily net assets. (See Note 2 of Notes to Financial Statements).
[13]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

48

Notes to Financial Statements December 31, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Yacktman Fund (“Yacktman Fund”), AMG Yacktman Focused Fund (“Yacktman Focused”), AMG Yacktman Focused Fund - Security Selection Only (“Yacktman Focused Selection Only”) and AMG Yacktman Special Opportunities Fund (“Yacktman Special Opportunities”), each a “Fund” and collectively, the “Funds.”

Each Fund offers different classes of shares, which, effective October 1, 2016, were renamed. Yacktman Fund and Yacktman Special Opportunities have established Investor Class shares, Service Class shares and Institutional Class shares which were renamed Class N, Class I and Class Z, respectively. Currently, Yacktman Fund offers only Class I shares and Yacktman Special Opportunities offers Class I shares and Class Z shares. Yacktman Focused has established Investor Class, Service Class and Institutional Class which were renamed Class N, Class S and Class I, respectively. Effective February 27, 2017, Yacktman Focused’s Class S shares were renamed Class N. Currently, Yacktman Focused offers Class N shares and Class I shares. Yacktman Focused Selection Only has established Class N shares and Class I shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Yacktman Focused, Yacktman Focused Selection Only and Yacktman Special Opportunities are non-diversified. A greater percentage of the Funds’ holdings may be focused in a smaller number of securities which may place the Funds at greater risk than a more diversified fund.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

49

Notes to Financial Statements (continued)

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to tax equalization utilized, adjustment for passive foreign investment companies sold and foreign currency. Temporary differences are due to mark-to-market of passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions paid during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows:

	Yacktman Fund		Yacktman Focused		Yacktman Focused Selection Only
Distributions paid from:	2017	2016	2017	2016	2017
Ordinary income	$119,083,479	$150,864,833	$41,874,485	$65,559,618	$25,083
Short-term capital gains	43,274,367	4,336,688	16,858,923	3,409,293	11,031
Long-term capital gains	693,442,787	526,680,104	413,917,577	423,484,332	—
Return of capital	—	—	—	—	—

	$855,800,633	$681,881,625	$472,650,985	$492,453,243	$36,114

50

Notes to Financial Statements (continued)

	Yacktman Special Opportunities
Distributions paid from:	2017	2016

Ordinary income	$428,877	$459,634

Short-term capital gains	345,412	—

Long-term capital gains	966,501	—

Return of capital	—	244,730

	$1,740,790	$704,364

As of December 31, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

	Yacktman Fund	Yacktman Focused	Yacktman Focused Selection Only	Yacktman Special Opportunities
Capital loss carryforward	—	—	—	—
Undistributed ordinary income	$299,848	$297,199	$9,492	$50,251
Undistributed short-term capital gains	6,987	8,066	14,725	147,724
Undistributed long-term capital gains	159,774,205	101,552,809	—	409,496
Late-year loss deferral	—	—	—	—

At December 31, 2017, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Yacktman Fund	$5,962,172,007	$3,033,976,960	$(170,214,590)	$2,863,762,370

Yacktman Focused	3,103,175,326	1,390,876,103	(82,552,934)	1,308,323,169

Yacktman Focused Selection Only	1,248,435	207,048	(32,686)	174,362

Yacktman Special Opportunities	31,970,018	7,352,242	(1,346,881)	6,005,361

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2017, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2017, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2018, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the fiscal year ended December 31, 2017, the following Fund utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term

Yacktman Special Opportunities	—	$54,221

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The Funds will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the fiscal year ended December 31, 2017, Yacktman Fund, Yacktman Focused and Yacktman Special Opportunities had redemption fees amounting to $79,831, $104,908 and $1,307, respectively. For the fiscal year ended December 31, 2016, Yacktman Fund, Yacktman Focused and Yacktman Special Opportunities had redemption fees amounting to $88,109, $145,359 and $40, respectively. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

51

Notes to Financial Statements (continued)

For the fiscal years ended December 31, 2017 and December 31, 2016, the capital stock transactions by class for the Funds were as follows:

	Yacktman Fund				Yacktman Focused

	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	—	—	—	—	10,466,211	$224,290,360	19,051,312	$391,663,441
Reinvestment of distributions	—	—	—	—	14,063,019	296,448,444	18,524,482	366,784,746
Cost of shares repurchased	—	—	—	—	(68,602,009)	(1,482,158,582)	(66,271,725)	(1,362,455,866)

Net decrease	—	—	—	—	(44,072,779)	$(961,419,778)	(28,695,931)	$(604,007,679)

Class I:
Proceeds from sale of shares	39,676,324	$915,572,764	45,044,689	$976,295,059	32,254,309	$701,822,790	11,307,426	$228,537,114
Reinvestment of distributions	34,574,873	789,690,099	29,074,070	626,836,953	6,428,016	135,245,464	3,913,673	77,373,312
Cost of shares repurchased	(91,124,561)	(2,101,178,090)	(103,628,124)	(2,249,230,663)	(17,292,601)	(373,166,861)	(28,201,506)	(579,278,015)
Capital contribution	—	—	—	1,076	—	—	—	—

Net increase (decrease)	(16,873,364)	$(395,915,227)	(29,509,365)	$(646,097,575)	21,389,724	$463,901,393	(12,980,407)	$(273,367,589)

	Yacktman Focused Selection Only		Yacktman Special Opportunities

	December 31, 2017		December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	1,409	$14,331	—	—	—	—
Reinvestment of distributions	37	436	—	—	—	—

Net increase	1,446	$14,767	—	—	—	—

Class I:
Proceeds from sale of shares	115,212	$1,160,100	638,304	$7,092,111	67,650	$571,616
Reinvestment of distributions	3,044	35,678	32,271	382,091	2,196	20,378
Cost of shares repurchased	(10)	(101)	(48,669)	(564,041)	(5,803)	(54,081)

Net increase	118,246	$1,195,677	621,906	$6,910,161	64,043	$537,913

Class Z:
Proceeds from sale of shares	—	—	124,116	$1,456,721	4,246	$40,039
Reinvestment of distributions	—	—	114,266	1,355,198	73,428	682,143
Cost of shares repurchased	—	—	(97,696)	(1,160,272)	—	—

Net increase	—	—	140,686	$1,651,647	77,674	$722,182

At December 31, 2017, certain unaffiliated shareholders of record individually or collectively held greater than 10% of the net assets of the Funds as follows: Yacktman Focused Selection Only - two collectively own 98%; Yacktman Special Opportunities - two collectively own 49%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM

52

Notes to Financial Statements (continued)

in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2017, the market value of Repurchase Agreements outstanding for Yacktman Fund, Yacktman Focused, Yacktman Focused Selection Only and Yacktman Special Opportunities were $93,768,848, $24,292,739, $10,513 and $301,729, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Realized gains in certain countries may be subject to foreign taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Yacktman Asset Management LP (“Yacktman”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Yacktman.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. The Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Yacktman Fund
0.52% on the first $500,000,000
0.47% on the next $500,000,000
0.42% on balance over $1,000,000,000
Yacktman Focused	0.87%
Yacktman Focused Selection Only	0.87%

Prior to October 1, 2016, the annual rate for the investment management fees was 0.65% on the first $500 million, 0.60% on the next $500 million and 0.55% on the balance over $1 billion for Yacktman Fund and 1.00% for Yacktman Focused, based on each Fund’s respective average daily net assets.

Yacktman Special Opportunities has a performance-based fee structure that consists of a base fee and a performance adjustment (“Performance Adjustment”). The Fund pays a monthly base investment management fee to the Investment Manager at an annual rate of 1.37% of the Fund’s average daily net assets for the month. Prior to October 1, 2016, the annual rate for the monthly base investment management fee was 1.50%. This monthly fee was increased or reduced by the Performance Adjustment, based on the Fund’s performance relative to the MSCI ACWI All Cap Index over the then preceding twelve months. The Performance Adjustment Rate for the Fund may not exceed plus or minus 0.75%. For the fiscal year ended December 31, 2017, the Performance Adjustment increased management fee by a net amount of $174,373, resulting in the Fund paying the Investment Manager at an effective rate of 1.96%.

The Investment Manager has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Yacktman Focused Class N to 1.25% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Yacktman Focused Selection Only to 1.08% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of investment management fees, administrative fees, shareholder servicing fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts), distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses,

53

Notes to Financial Statements (continued)

dividends payable with respect to securities sold short and extraordinary expenses) of Yacktman Special Opportunities to an annual rate of 0.12% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2017, the Funds’ expiration of recoupment is as follows:

Expiration Period	Yacktman Focused Selection Only	Yacktman Special Opportunities
Less than 1 year	—	$87,322
Within 2 years	—	73,897
Within 3 years	$32,271	77,255

Total Amount Subject to Recoupment	$32,271	$238,474

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Funds may have made in the JPMorgan U.S. Government Money Market Fund, Capital Shares. For the fiscal year ended December 31, 2017, the investment management fee for Yacktman Fund and Yacktman Focused was reduced by $769,760 and $372,370, respectively or less than 0.01% of average net assets.

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, the Funds (except Yacktman Focused Selection Only) paid an administration fee under a similar contract at an annual rate of 0.03% of each Fund’s average net assets for the first $300 million of assets under management, 0.025% for the next $200 million and 0.02% on amounts in excess of $500 million.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class N of Yacktman Focused and Yacktman Focused Selection Only and for Class I of Yacktman Fund and Yacktman Special Opportunities, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N shares of Yacktman Focused and Yacktman Focused Selection Only and Class I shares of Yacktman Fund and Yacktman Special Opportunities may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2017, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Yacktman Fund
Class I	0.20%	0.10%
Yacktman Focused
Class N	0.20%	0.17%
Yacktman Focused Selection Only
Class N	0.20%	—
Yacktman Special Opportunities
Class I	0.10%	0.10%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2017, Yacktman Fund lent a maximum of $22,802,753 for three days earning interest of $1,304, Yacktman Focused lent a maximum of $4,187,214 for fourteen days earning interest of $1,027 and Yacktman Special Opportunities lent a maximum of $1,020,894 for six days earning interest of $145. The interest income

54

Notes to Financial Statements (continued)

amount is included in the Statement of Operations as interest income. At December 31, 2017, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2017, were as follows:

	Long Term Securities

Fund	Purchases	Sales
Yacktman Fund	$130,005,100	$1,794,646,879
Yacktman Focused	67,524,819	1,122,439,190
Yacktman Focused Selection Only	1,290,870	133,660
Yacktman Special Opportunities	16,341,169	9,884,402

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2017.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held and cash collateral received at December 31, 2017, were as follows:

Fund	Securities Loaned	Cash Collateral Received

Yacktman Fund	$90,379,707	$93,768,848
Yacktman Focused	23,727,358	24,292,739
Yacktman Focused Selection Only	10,332	10,513
Yacktman Special Opportunities	287,172	301,729

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program, and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

55

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2017:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Yacktman Fund
Cantor Fitzgerald Securities, Inc.	$22,270,928	$22,270,928	—	—
Daiwa Capital Markets America	22,270,928	22,270,928	—	—
Jefferies LLC	4,685,136	4,685,136	—	—
RBC Dominion Securities, Inc.	22,270,928	22,270,928	—	—
State of Wisconsin Investment Board	22,270,928	22,270,928	—	—

Totals	$93,768,848	$93,768,848	—	—

Yacktman Focused
Cantor Fitzgerald Securities, Inc.	$5,769,594	$5,769,594	—	—
Daiwa Capital Markets America	5,769,594	5,769,594	—	—
HSBC Securities USA, Inc.	5,769,594	5,769,594	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,214,363	1,214,363	—	—
State of Wisconsin Investment Board	5,769,594	5,769,594	—	—

Totals	$24,292,739	$24,292,739	—	—

Yacktman Focused Selection Only

Cantor Fitzgerald Securities, Inc.	$10,513	$10,513	—	—

Yacktman Special Opportunities

State of Wisconsin Investment Board	$301,729	$301,729	—	—

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. Effective August 1, 2017, the Funds have adopted these amendments and noted no significant impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements.

56

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG YACKTMAN FUND, AMG YACKTMAN FOCUSED FUND, AMG YACKTMAN FOCUSED FUND – SECURITY SELECTION ONLY AND AMG YACKTMAN SPECIAL OPPORTUNITIES FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Focused Fund – Security Selection Only and AMG Yacktman Special Opportunities Fund (four of the funds constituting AMG Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the periods listed in the table below, the statements of changes in net assets for each of the periods listed in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the periods listed in the table below, the changes in each of their net assets for each of the periods listed in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of operations	Statements of changes in net assets
AMG Yacktman Fund	Year ended December 31, 2017	Each of the two years in the period ended December 31, 2017
AMG Yacktman Focused Fund	Year ended December 31, 2017	Each of the two years in the period ended December 31, 2017
AMG Yacktman Focused Fund – Security Selection Only	Period January 30, 2017 (commencement of operations) through December 31, 2017	Period January 30, 2017 (commencement of operations) through December 31, 2017
AMG Yacktman Special Opportunities Fund	Year ended December 31, 2017	Each of the two years in the period ended December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2018

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

57

Other Information

TAX INFORMATION

AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Focused Fund - Security Selection Only and AMG Yacktman Special Opportunities Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2017 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the calendar year.

In accordance with federal tax law, the following Fund elected to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, the following Fund hereby makes the following designations regarding its period ended December 31, 2017:

AMG Yacktman Special Opportunities Fund

▶ The total amount of taxes paid and income sourced from foreign countries was $21,595 and $618,993, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Focused Fund - Security Selection Only and AMG Yacktman Special Opportunities Fund each hereby designates $756,727,302, $467,411,127, $0 and $966,501, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2017, or if subsequently determined to be different, the net capital gains of such year.

58

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 61 Funds in Fund Complex	Bruce B. Bingham, 69 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 61 Funds in Fund Complex

Edward J. Kaier, 72

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex

Kurt A. Keilhacker, 54

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 • Oversees 61 Funds in Fund Complex

Steven J. Paggioli, 67

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex	Richard F. Powers III, 72 Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 1999 • Oversees 63 Funds in Fund Complex

Eric Rakowski, 59

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex	Victoria L. Sassine, 52 Lecturer, Babson College (2007 – Present).

• Trustee since 2004 • Oversees 61 Funds in Fund Complex

Thomas R. Schneeweis, 70

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for GlobalAsset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

59

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 63 Funds in Fund Complex

Christine C. Carsman, 65

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 50

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 59

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 53

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

60

AMG Funds Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• Controller since 2017

Christopher R. Townsend, 50

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 43

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 32

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

61

Approval of Amendment to Investment Management and Subadvisory Agreement

At an in-person meeting held on September 14-15, 2016, the Board of Trustees (the “Board” or the “Trustees”) of AMG Funds (the “Trust”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve an amendment to the Investment Management Agreement (the “Investment Management Agreement”) between AMG Funds LLC (the “Investment Manager”) and the Trust relating to AMG Yacktman Focused Fund – Security Selection Only, a new series of the Trust (the “New Fund”), and an amendment to the Subadvisory Agreement between the Investment Manager and Yacktman Asset Management LP (“Yacktman”) relating to the New Fund (the “Subadvisory Agreement” and, together with the Investment Management Agreement, the “New Fund Agreements”). The Trustees were separately represented by independent legal counsel in their consideration of the New Fund Agreements.

In considering the New Fund Agreements, the Trustees reviewed a variety of materials relating to the New Fund, the Investment Manager and Yacktman, including fee and expense information for an appropriate peer group of similar mutual funds for the New Fund (the “Peer Group”) and other information regarding the nature, extent and quality of services to be provided by the Investment Manager and Yacktman under their respective agreements. Because the New Fund is a newly created series of the Trust and has not yet begun operations, no comparative performance information for the New Fund was provided. The Trustees, however, considered the performance of other funds sub-advised by Yacktman in the AMG Funds Family of Funds, which, as of September 14-15, 2016, consisted of 70 funds (the “AMG Fund Complex”), for various time periods, noting that the New Fund will be managed by the same portfolio managers as, and use an investment philosophy and process that will closely resemble that used for, AMG Yacktman Focused Fund. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management and (b) discussed with legal counsel the legal standards applicable to their consideration of the New Fund Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by the Investment Manager under the Investment Management Agreement, the

Trustees took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the Investment Manager’s financial information, operations and personnel, the performance of its duties with respect to other funds in the AMG Fund Complex, the quality of the performance of the Investment Manager’s duties and the Trustees’ knowledge of the Investment Manager’s management team.

In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the monitoring services intended to be performed by the Investment Manager in overseeing the portfolio management responsibilities of Yacktman; (b) the Investment Manager’s ability to supervise the New Fund’s other service providers; and (c) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising Yacktman, the Investment Manager will: perform periodic detailed analyses and reviews of the performance by Yacktman of its obligations to the New Fund, including without limitation analysis and review of portfolio and other compliance matters and review of Yacktman’s investment performance with respect to the New Fund; prepare and present periodic reports to the Trustees regarding the investment performance of Yacktman and other information regarding Yacktman, at such times and in such forms as the Trustees may reasonably request; review and consider any changes in the personnel of Yacktman responsible for performing Yacktman’s obligations and make appropriate reports to the Trustees; review and consider any changes in the ownership or senior management of Yacktman and make appropriate reports to the Trustees; perform periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of Yacktman; assist the Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepare recommendations with respect to the continued retention of Yacktman or the replacement of Yacktman, including at the request of the Board; identify potential successors to or replacements of Yacktman or potential additional subadvisors; perform appropriate due diligence, and develop and present to the Trustees a recommendation as to any such successor, replacement, or additional subadvisor, including at the request of the Board; designate and compensate from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and perform such other review and reporting functions as the Trustees shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of Yacktman with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and noted that, as of June 30, 2016, the Investment Manager had approximately $27.4 billion in mutual fund assets under management. The Trustees also considered the Investment Manager’s risk management processes.

In the course of their deliberations regarding the nature, extent and quality of services to be provided by Yacktman under the Subadvisory Agreement, the Trustees evaluated, among other things: (a) the expected services to be rendered by Yacktman to the New Fund; (b) the qualifications and experience of Yacktman personnel; and (c) the Yacktman compliance program. The Trustees also took into account the financial condition of Yacktman with respect to its ability to provide the services required under the Subadvisory Agreement and noted that, as of June 30, 2016, Yacktman managed approximately $16.8 billion in assets. The Trustees also considered Yacktman’s risk management processes. The Trustees also noted that Yacktman sub-advised three other funds in the AMG Fund Complex, and that the Trustees had overseen funds subadvised by Yacktman since 2012.

The Trustees also considered information regarding the nature, extent and quality of services provided by the Investment Manager and Yacktman, as applicable, to funds in the AMG Fund Complex in connection with the Trustees’ annual consideration of the existing funds’ contractual arrangements. The Trustees considered the investment philosophy, strategies and techniques that are intended to be used in managing the New Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other

62

Approval of Amendment to Investment Management and Subadvisory Agreement (continued)

professional staff and information regarding Yacktman’s organizational and management structure. The Trustees considered specific information provided regarding the experience of the individuals at Yacktman that are expected to have portfolio management responsibility for the New Fund, including the information set forth in the New Fund’s prospectus and statement of additional information to be filed with the Securities and Exchange Commission. The Trustees noted that one of the proposed portfolio managers is the Chief Investment Officer and Senior Vice President of Yacktman and the other portfolio manager is a Senior Vice President of Yacktman. In addition, the Trustees observed that Yacktman’s investment process focuses on intrinsic value, all capitalization ranges, bottom-up security selection, internal research and stocks that offer a compelling price given their underlying assets.

PERFORMANCE

Because the New Fund has not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the New Fund. The Trustees, however, considered the performance of Yacktman with respect to the other funds it manages in the AMG Fund Complex, including AMG Yacktman Focused Fund.

ADVISORY FEES, EXPENSES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the New Fund, the Trustees noted that the Investment Manager, and not the New Fund, is responsible for paying the fees charged by Yacktman, and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also noted that the Investment Manager would indirectly benefit from the portion of the advisory fees paid to Yacktman by the Investment Manager because the Investment Manager and Yacktman are affiliated. The Trustees noted that the New Fund’s proposed advisory and administration fees and total gross expenses were both higher than the average for the New Fund’s Peer Group, measured as of July 31, 2016. The Trustees also took into account the fact that the Investment Manager has contractually agreed, through at least May 1, 2018, to limit the total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the New Fund to the annual rate of 1.08% of the New Fund’s average daily net assets, noting that the net expenses of the New Fund were higher than the average for the New Fund’s Peer Group. The Trustees took into account management’s discussion of the New Fund’s expenses. The Trustees concluded that, in light of the nature, extent and quality of the services to be provided by the Investment Manager and Yacktman and the considerations noted above with respect to the Investment Manager and Yacktman, the New Fund’s advisory fees and subadvisory fees are reasonable.

In considering the anticipated profitability of the Investment Manager with respect to the provision of investment advisory services to the New Fund, the Trustees considered all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as investment manager to the New Fund), received by Investment Manager and its affiliates attributable to managing all the mutual funds in the AMG Fund Complex, the cost of providing such services, the entrepreneurial risk undertaken as Investment Manager and sponsor of the New Fund and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the New Fund. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is expected to be reasonable and that, since the New Fund does not currently have any assets, the Investment Manager is not realizing any material benefits from economies of scale. With respect to economies of scale, the Trustees also noted that as the New Fund’s assets increase over time, the New Fund may realize economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the anticipated profitability of Yacktman with respect to the provision of subadvisory services to the New Fund, although recognizing that profitability with respect to the New Fund is speculative, the Trustees considered information regarding Yacktman’s organization, management and financial stability. The Trustees noted that, because Yacktman is an affiliate of the Investment Manager, a portion of Yacktman’s revenues or anticipated profitability might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are to be paid by the Investment Manager out of its advisory fee. The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services Yacktman is expected to provide in performing its functions under the Subadvisory Agreement. The Trustees also considered the anticipated net assets of the New Fund for its first year of operations. The Trustees also were provided, in their June 22-23, 2016 meeting, with the profitability of Yacktman with respect to the other funds it manages in the AMG Fund Complex. Based on the foregoing, the Trustees concluded that the profitability to Yacktman is expected to be reasonable and that, since the New Fund does not currently have any assets, Yacktman is not realizing material benefits from economies of scale. Also with respect to economies of scale, the Trustees noted that as the New Fund’s assets increase over time, the New Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding the New Fund Agreements: (a) the Investment Manager and Yacktman have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) Yacktman’s investment strategy is appropriate for pursuing the New Fund’s investment objectives; (c) Yacktman is reasonably likely to execute its investment strategy consistently over time; and (d) the Investment Manager and Yacktman maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the New Fund Agreements would be in the best interests of the New Fund and its shareholders. Accordingly, on September 14-15, 2016, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve the New Fund Agreements.

63

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

Distributor

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

Subadvisor

Yacktman Asset Management LP

6300 Bridgepoint Parkway

Building One, Suite 500

Austin, TX 78730

Custodian

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Funds’ proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com	65

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

amgfunds.com	123117 AR071

ANNUAL REPORT

AMG Funds

December 31, 2017

AMG TimesSquare Emerging Markets Small Cap Fund
Class N: TQENX	Class I: TQEIX	Class Z: TQEZX

amgfunds.com	123117 AR083

AMG Funds Annual Report — December 31, 2017

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	13

Balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	15

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	16

Detail of changes in assets for the past two fiscal years

Financial Highlights	17

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	20

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

OTHER INFORMATION	27

TRUSTEES AND OFFICERS	28

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The last 12 months was a strong period for equity markets as the health of the global economy improved and positive investor sentiment helped extend the U.S. bull market into its ninth year. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 21.83% during the fiscal year ended December 31, 2017. By comparison, small cap stocks underperformed large caps with a 14.65% return for the small cap Russell 2000® Index.

The S&P 500 Index has notched positive performance in every month since the U.S. presidential election amidst the backdrop of strong corporate earnings, improving global economic growth and the passage of sweeping tax reform. 2017 also marked a turning point for the broader global economy as growth accelerated in a more coordinated fashion around the world, global trade improved and commodities recovered. U.S. equity market volatility remained extremely low despite saber rattling in North Korea and a devastating hurricane season. In fact, the S&P 500 Index has not seen a pullback greater than 5% since the summer of 2016.

In total, all but two sectors of the S&P 500 Index were positive during the last 12 months; however, there was significant dispersion in performance across sectors. Information technology and materials stocks led the Index with returns of 38.87% and 23.25%, respectively, while companies within the energy and telecommunication services sectors were the laggards with returns of (1.11)% and (1.49)%, respectively. Growth stocks outperformed value during all four quarters of the year and ended 2017 with returns of 30.2% and 13.7% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. International equities outperformed domestic equities for the first time since 2012 as the global economy picked up and international returns were boosted by a weaker U.S. Dollar with the MSCI All Country World ex-USA Index returning 27.19% during the year. Meanwhile, emerging markets had their strongest year since 2009 with a 37.3% return for the MSCI Emerging Markets Index.

The U.S. bond market produced modestly positive returns for the year, as measured by the 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance. The yield curve flattened as the U.S. Federal Reserve (the Fed) continued to normalize monetary policy and short-term interest rates rose more than longer-term rates. The 2-year U.S. Treasury note rose 69 basis points during the year to yield 1.89% while the 10-year U.S. Treasury note ended 2017 at a 2.40% yield, five basis points lower than where it started. Investment grade corporates outperformed Treasuries and securitized credits with returns of 6.42%, 2.31% and 2.51%, respectively. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with a 7.50% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2017*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500® Index)	21.83%	11.41%	15.79%
Small Caps	(Russell 2000® Index)	14.65%	9.96%	14.12%
International	(MSCI All Country World ex-USA Index)	27.19%	7.83%	6.80%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	3.54%	2.24%	2.10%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	7.50%	6.35%	5.78%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	5.45%	2.98%	3.02%
Treasury Bills	(ICE BofAML 6-Month U.S. Treasury Bill Index)	0.95%	0.62%	0.43%

*Source: Factset. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2017	Expense Ratio for the Period	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period*
AMG TimesSquare Emerging Markets Small Cap Fund
Based on Actual Fund Return
Class N	1.67%	$1,000	$1,159	$9.09
Class I	1.25%	$1,000	$1,161	$6.81
Class Z	1.25%	$1,000	$1,161	$6.81
Based on Hypothetical 5% Annual Return
Class N	1.67%	$1,000	$1,017	$8.49
Class I	1.25%	$1,000	$1,019	$6.36
Class Z	1.25%	$1,000	$1,019	$6.36

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (unaudited)

YEAR IN REVIEW

For the year ended December 31, 2017, the AMG TimesSquare Emerging Markets Small Cap Fund (the “Fund”) (Class Z shares) returned 32.85%, while its benchmark, the MSCI Emerging Markets Small Cap Index (the “Index”), returned 33.84%.

Markets climbed steadily throughout the year to post annual returns of 22% to 21% for broad U.S. equity indexes,[1] 25% for non-U.S. equities,[2] and 37% for emerging markets (EM).[3] These gains coincided with notably muted levels of volatility across all equity markets—including historic lows for the U.S. and developed markets[4]—and steadily increasing levels of global economic activity from manufacturing and service industries.[5] Emerging markets also benefited from a benign global environment and an increase in global trade. The MSCI Emerging Markets Small Cap universe lagged its large cap counterparts in the first half of the year but started catching up in the second half. Steady performance was helped by more stable currencies, strong export volumes, recovering domestic economies particularly in BRIC (Brazil, Russia, India and China). According to Capital Economics, aggregate EM GDP[6] growth reached 5% in 2017 while inflation moderated to a seven-year low.

Growth differentiation was noticeable in countries with reform-oriented governments. In Asia, India’s introduction of Goods and Services Tax (GST) in July and demonetization reforms led to a re-rating of the market in 2017. The international ratings agency Standard & Poor’s recognized Indonesia’s progress and upgraded its rating to Investment Grade. In Europe, the Middle East and Africa (EMEA), under an International Monetary Fund program, the Egyptian government started reducing energy subsidies while the central bank took a hawkish stance on monetary policy and depreciated the currency by 50%. The Greek government opted to remain in the Eurozone, pushed for labor and pension reforms and started a new privatization program. In South Africa, both the Rand and the stock market rallied following Cyril Ramaphosa’s victory in the African National Congress. Ramaphosa, a reformer, will likely become the next president of South Africa by 2019. After trying unsuccessfully populist regimes for decades, Latin America (e.g., Argentina, Brazil) has been moving toward more orthodox policies with fiscal and monetary discipline. In the Frontier markets, the Vietnamese government continued to relax foreign ownership rules and is in the midst of a privatization program.

The Fund’s index agnostic investment framework focuses on businesses with superior, sustainable growth and long-term cash flow generation in emerging and frontier countries. We believe businesses should benefit from a number of structural tailwinds such as young demographics, growing infrastructure and productivity, and reform-oriented government policies.

FUND PERFORMANCE ATTRIBUTION

The Fund modestly underperformed the MSCI Emerging Markets Small Cap Index in 2017. Our contributions were strongest from our holdings in EMEA, stock selection as well as our overweight in Egypt paid off, and we further increased our exposure to the region to position for a potential 2018 recovery. In contrast, there was weakness among our holdings in Saudi Arabia driven by the slow economic activity and negative political sentiment. Our positioning in Latin America benefited from our stock picking and allocation in Brazil. Asia was not a substantial contributor to performance and positive contributions from our holdings in Southeast Asia were offset by our underweight and selections in Taiwan and China. Lastly, our holdings in the Frontier Markets, notably Vietnam and Argentina, boosted the Fund’s performance.

Regional Performance: Asia

Our cautious stance on Asia, reflected in our underweight to the region, is due in part to our concerns regarding export-oriented economies such as China, Taiwan and Korea where demographics and the sustainability of growth are more challenging relative to the rest of the Emerging Markets; that said, the Taiwanese and Korean markets trended higher in the last twelve months as beneficiaries of global growth. Within Taiwan, we encountered challenges due to our stock selection. Falling by 36% while we owned it was Tung Thih, a manufacturer of sensors used in automobiles, which was a beneficiary of the increasing electrification of cars. The company’s margins came under significant pricing pressure from Chinese competition which made us revise down our earnings. In light of the difficult competitive landscape, we exited the name in June. Shares of contact lens maker Ginko International dropped by 20% while it was held due to higher-than-expected bad debt provisioning and high inventory days. Ginko sells traditional and disposable contact lenses and lens care products under the brand names Horien and Hydron. Most of the company’s sales come from China where it has over 30% market share and only 7% of the population wears contact lenses. Visibility into the company got murkier when one of the company’s factories in China was shut down by the Chinese regulators in April, which also triggered us to sell out of the name. Bucking the trend was Chroma Ate, a producer of semiconductor equipment that is positioned to benefit from upcoming capital expenditure cycles such as the Chinese electronic vehicle market, increasing use of 3D sensors, and rising demand for graphics processing units. We bought the stock in the third quarter and shares rose 140% on earnings consistently beating expectations and positive guidance for 2018.

In China, our top contributor was Sunny Optical Technology, a leading maker of automobile and smartphone camera lenses. Shares charged ahead by 89% while we owned it due to improving margins thanks to a better product mix and increasing demand for multiple cameras on electronic devices. We sold the name in June when its share price reached our target. Technology peer Kingsoft was also a positive contributor, rising 64%. Kingsoft is leading provider of online offerings such as gaming, marketing services, and software services. Management communicated confidence in next year’s games growth and looked to cooperate with Tencent to jointly introduce three mobile games in 2018. On the other side of the spectrum were AviChina Industry & Technology Co. and PAX Global Technology. AviChina Industry & Technology designs and manufactures civil aircraft and aviation components. Its share price dropped 23% this year as military reforms led delays in orders. PAX, a designer and manufacturer of electronic payment terminals for point-of-sale locations, declined 35% until we sold it. PAX experienced a delay in product launches and also announced a profit warning that fiscal year 2017 net profits were likely to decrease by 40–50% year-over-year from an increase in R&D expenses and impairment losses. With our confidence in management shaken, we exited the name in the fourth quarter. We also let the credits roll and closed our position in motion picture technology provider IMAX China Holding with the stock declining 44% throughout the period during which we held the name. We were positive on the stock due to a strong backlog of hardware sales to Chinese cinemas and positive long-term trends favoring IMAX-format blockbuster movies. However, IMAX China’s gross box office receipts underperformed the overall film market in China throughout the year. We also experienced increased difficulty in forecasting IMAX’s tie up with its biggest client Wanda (a conglomerate), and Wanda’s trading

4

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (continued)

halt in July 2017 elevated our concerns. With decreasing visibility on its key revenue drivers and customers, we sold the name in the third quarter.

In Korea, stock selection had a slightly positive impact but was offset by our underweight positioning. Shares in Koh Young Technology Inc., an inspection technology company, rose 105% after the stock was added to the Robo Index in June; the index consists of 84 global robotics and automation companies. The company also posted strong earnings momentum owing to growing demand for its 3D automated optical inspection (AOI) technology. Lagging in performance with a 2% decline in 2017 was i-SENS, a health care manufacturer selling biosensors for the glucose monitoring market. Shares corrected in the third quarter due to worse-than-expected operating profit owing to one-off items. We view increasing meter sales throughout 2017 as a positive indicator for the longer term as sales of strips should follow gradually within the next couple of years.

We benefited from our exposure to the Southeast Asian countries as growth and reform momentum continued. In Indonesia, Bank Tabungan Negara climbed 108% on robust affordable mortgage demand and continued improvements in loan quality. Bank Tabungan is a major beneficiary of President Jokowi’s affordable housing programs for the poor. We remain positive in Indonesia as government-induced infrastructure policies will likely lead to an increase of capital spending and we are optimistic on the prospects of private consumption. Contributions from our Indian holdings were also strong. Vakrangee, which specializes in providing “last mile” retail services in suburban and rural communities for e-government, logistics, e-commerce, and banking, climbed 104%. Vakrangee offers a unique way to play all growth drivers in India as a key beneficiary of major government reforms. Moving in a similar direction was home improvement and building material retailer Shankara Building Products which gained 61% as end demand was also strong on Modi’s “Housing for All” initiatives.

Regional Performance: EMEA

Our contributions were strongest from our holdings in EMEA with Egypt leading the way. We turned bullish on Egypt earlier this year after a decade of turmoil. With Egypt aligning itself with the International Monetary Fund (IMF), economic reforms are underway. The Egyptian government floated the currency in late 2016 which led to a 50% depreciation in the Egyptian pound. Our holdings in Juhayna Food Industries, a leading manufacturer of juice, yogurt and dairy products, gained 77% this year. Following the foreign currency depreciation and a subsequent sell-off in the shares, we took a stake in the company earlier in the year and looked forward to high pricing power and a quick margin recovery. Management proved us right as the company hiked prices across the board. We see Juhayna as a long-term growth story as the Egyptian packaged dairy, yogurt and cheese market remains largely underpenetrated and we look forward to margin improvement in 2018 when volumes should exhibit a strong recovery.

South Africa was also a positive contributor for the region. Hailing from South Africa, Mr. Price Group, which engages in the clothing and retail business, was another top contributor in the Fund. The South African economy slowed down in 2017, which drove down retail valuations; however, value-oriented players like Mr. Price were positioned to benefit from more cost conscious consumers. Mr. Price is the only retailer in South Africa for which both margins and returns have improved following all three previous downturns. Shares rose 75% as margins expanded due to rising sales and operating leverage. Generating negative alpha with a 30% fall was Alpha Bank, the fourth largest Greek bank by total assets. We believe that the Greek economy may have reached an inflection point but volatility abounds as Alpha Bank saw a meaningful correction in the third quarter on renewed concerns over an upcoming stress test by European regulators. The International Monetary Fund’s push for further capitalization was also taken as a negative sign by the market.

Saudi Arabia and Russia were our biggest country detractors in EMEA. In Russia, leading food retailer and hypermarket Lenta declined 29% as the macroeconomic recovery has not yet been reflected by retail spending in Russia. Lenta is known for it its low price and low cost culture and strong presence in hypermarkets. Finally, we de-risked in Saudi Arabia following the recent purge within the royal family. Saudi Arabia is undergoing a major transformation in both politics and macroeconomics. A number of prominent Saudi Arabian princes, government ministers, and business people were arrested in November 2017 following the creation of an anti-corruption committee led by Crown Prince Mohammad bin Salman. With political risks on the rise, we sold our Saudi holdings Herfy Food Services and Bupa Arabia for Cooperative Insurance and concluded the year with no holdings in the country. Herfy Food Services, a leading operator of restaurants, declined 18% throughout the period. Bupa, a single line insurance company, declined 14%

given an increasingly challenging economic environment. Saudi Arabia was our biggest country detractor in EMEA.

Regional Performance: Americas

Holdings in the Americas generated positive contributions led by Brazil, while Colombia detracted. After experiencing two years of a severe recession, the Brazilian economy slowly recovered in 2017. Brazilian health care and benefits administrator Qualicorp rose 64%. The company provides administration services for corporate health plans of national and multinational companies. The company reported strong first quarter results driven by better expense control and a focus on cash flow generation. Also climbing 57% was Ser Educacional SA, which operates a private education institution providing undergraduate, graduate programs, and distance learning. Shares moved to the head of the class as the company delivered solid results in the third quarter with healthy growth in the distance learning student base, an increasingly important and high-margin business. We believe Ser will continue to show sustainable growth as scale benefits have already started kicking in with its nationwide expansion strategy and focus on online education. Moving in the opposite direction was Banco Davivienda, the third-largest bank in Colombia by assets and profits. Its share price declined 12% in the fourth quarter and closed out the year netting only a 2% gain for the partial year. The company’s fourth quarter decline was attributable to higher-than-expected loan loss provisions and lower-than-anticipated net interest income. We were a buyer on weakness as we believe the bank is positioned to benefit from a recovery in economic growth and continue to lead in consumer lending.

Moving on to other countries, shares in Mexico-based BanRegio Grupo Financiero, a financial institution that provides banking services for small and medium-sized companies, declined 2% for the full year on lower-than-anticipated income on slower loan growth. As the bank has one of the most reputable management teams with a long and successful track record, we continued to add to our position. Moving south, Alicorp, a Peru-based fast moving consumer company with dominant market shares in detergents, mayonnaise and pasta, rose 52% as margins expanded throughout the year and benefited from the company’s efficiency seeking initiatives. We also benefited from Chile-based Forus’ 35% share price gain as sales experienced healthy year-over-year growth. Forus is a Chilean leader in retail with 36 years of experience and offers global brands such as Hush Puppies, Columbia, Nine West,

5

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (continued)

Patagonia, JanSport and Billabong among others. The consumer and retail sectors are key beneficiaries of the economic recovery, low rates and a stable currency. We added to our exposure in Chile as we expect the result of the presidential elections to further boost economic sentiment next year. Despite the broad correction in the Latin American markets in the final quarter of 2017, we see this region as one of the most attractive regions going into 2018.

Regional Performance: Frontier

Frontier was the second best performing region in terms of contribution. In Vietnam, Masan Group Corporation, a conglomerate that engages in the consumer products, financial services, and resources sectors, was one of our top winners with shares rising 85%. Masan has several positive catalysts in 2018 including its banking subsidiary Techcombank’s initial public offering as well as an expected recovery in consumer products segment following restructuring initiatives. In Argentina, Grupo Supervielle SA, a small capitalization bank with just a 2% market share of total system assets rose 75%. We believe the company offers an attractive earnings growth story and is positioned to benefit from the underpenetrated credit market; Argentina’s bank credit to GDP of 14% ranks as the lowest in Latin America. The company achieved broad-based above-market loan and deposit growth, while driving efficiency and profitability gains; further, the successful completion of their follow-on equity offering in September provided additional capital to support accelerated growth.

Conclusion

Entering 2018, global economic momentum remains firm and even strengthening on the margin. We expect growth leadership in EM to shift from export-and commodities-driven in 2017 to a more domestic consumption- and investment-driven one in 2018. EM aggregate growth ex-China is expected to recover further in the next twelve months. Following a seven-year cycle of U.S. Dollar strength, EM currencies should be supportive of inflationary outlook and investor sentiment. We will be closely watching global central banks and monetary policies and also China’s policy agenda. In addition, there will be a heavy election cycle in a number of Emerging and Frontier markets including Brazil, Mexico, Colombia, Russia, Egypt and Zimbabwe in 2018.

We see Latin America as the most attractive region with economic recovery strengthening in a number of countries such as Brazil, Chile, Peru and Argentina. In EMEA, we added to our positions in Greece, South Africa and Egypt in preparation for 2018. Egypt in particular has individual companies that we believe have better-than-expected earnings reports over the next twelve months. We are also positive on Greece as we expect significant normalization after a prolonged period of depression with potential for upside surprises on growth. In Asia, China will be critical for EM sentiment on two fronts: (1) supply side consolidation helping commodity prices; (2) GDP growth slowdown. In China, we remain focused on new economy companies andsectors which will likely benefit from government policies (e.g., environmental, healthcare, education and internet).

We continue to be underweight the export-oriented economies, materials, and deep cyclicals in China, Taiwan and Korea. We are also underweight India with valuations being stretched and bond yields rising. We prefer countries with government-induced infrastructure policies leading to a capital expenditure cycle such as Indonesia, Philippines, India and Peru. We also believe that smaller markets and Frontier (e.g., Vietnam, Sri Lanka and Pakistan) should relatively outperform in 2018. As fundamental investors, we will continue to differentiate and deliver performance by distinguishing fundamentals from noise and focus on long-term quality, cash flows and growth.

For the new year, we remain dedicated to adding value to the assets you have entrusted to us, and look forward to working with you throughout 2018.

[1] As represented by the S&P 500 and Russell 3000 indexes

[2] As represented by the MSCI EAFE Index

[3] As represented by the MSCI Emerging Markets Index

[4] As defined by the CBOE set of volatility indexes (based on market expectations of near-term volatility for S&P 500, MSCI EAFE, and MSCI Emerging Markets index option or ETF prices)

[5] Source: IHS Markit surveys of global purchasing executives

[6] Gross Domestic Product

The views expressed represent the opinions of TimesSquare Capital Management, LLC as of December 31, 2017 and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

6

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Emerging Markets Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class Z shares on December 14, 2016 (inception date), to a $10,000 investment made in the MSCI Emerging Markets Small Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Emerging Markets Small Cap Fund and the MSCI Emerging Markets Small Cap Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date

AMG TimesSquare Emerging Markets Small Cap Fund[2,3,4,5,6,7,8,9]

Class N	—	21.72%	02/24/17

Class I	32.85%	31.81%	12/14/16

Class Z	32.85%	31.81%	12/14/16

MSCI Emerging Markets Small Cap Index[10]	33.84%	31.47%	12/14/16	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).

[2]  A short-term redemption fee of 2% will be charged on shares held for less than 60 days.

[3]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

[4]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets. Such risks may be magnified for securities in frontier emerging markets.

[5]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[6]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[7]  The Fund may invest in derivatives, such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[8]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[9]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect the future investor expectations rather than just current profits.

[10] The MSCI Emerging Markets Small Cap Index includes small cap representation across 24 Emerging Markets (EM) countries. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets capitalization segments. Unlike the Fund, the MSCI Emerging Markets Small Cap Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

7

AMG TimesSquare Emerging Markets Small Cap Fund Fund Snapshots (unaudited) December 31, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Consumer Discretionary	23.9
Financials	23.1
Industrials	12.6
Information Technology	12.1
Consumer Staples	8.2
Real Estate	7.2
Health Care	6.9
Materials	3.3
Energy	1.2
Telecommunication Services	1.1
Short-Term Investments	0.3
Other Assets Less Liabilities	0.1

TOP TEN HOLDINGS

Security Name	% of Net Assets
Juhayna Food Industries	2.0
Life Healthcare Group Holdings, Ltd.	2.0
Ser Educacional, S.A.	2.0
Ennoconn Corp.	1.9
Mytilineos Holdings, S.A.	1.9
Masan Group Corp., 12/12/18	1.8
Vakrangee, Ltd.	1.7
The Phoenix Mills, Ltd.	1.7
Kingsoft Corp., Ltd.	1.7
Banregio Grupo Financiero, SAB de CV	1.7

Top Ten as a Group	18.4

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments December 31, 2017

	Shares	Value
Common Stocks - 95.9%
Consumer Discretionary - 23.9%
China Maple Leaf Educational Systems, Ltd. (China)	78,000	$91,340
CJ E&M Corp. (South Korea)	1,100	100,388
Forus, S.A. (Chile)	21,000	94,524
Fourlis Holdings, S.A. (Greece)	15,000	103,487
Ghabbour Auto (Egypt)*	350,000	87,198
Innocean Worldwide, Inc. (South Korea)	1,400	95,726
Loen Entertainment, Inc. (South Korea)	700	73,560
Lung Yen Life Service Corp. (Taiwan)	43,000	99,125
Mando Corp. (South Korea)	350	100,894
Mr Price Group, Ltd. (South Africa)	5,500	108,469
Plan B Media PCL (Thailand)	310,000	60,689
Plan B Media PCL, Class F (Thailand)	67,000	13,117
PVR, Ltd. (India)	4,500	99,482
Ramayana Lestari Sentosa Tbk PT (Indonesia)	1,050,000	92,869
Ser Educacional, S.A. (Brazil)[1]	14,467	136,513
Shankara Building Products, Ltd. (India)	2,700	75,263
T4F Entretenimento, S.A. (Brazil)	30,000	66,474
Tong Yang Industry Co., Ltd. (Taiwan)	35,000	67,542
Xinyi Glass Holdings, Ltd. (Hong Kong)	65,000	84,491
Total Consumer Discretionary		1,651,151
Consumer Staples - 6.0%
Adecoagro, S.A. (Argentina)*	11,000	113,740
Alicorp SAA (Peru)	25,000	81,727
Juhayna Food Industries (Egypt)	240,000	142,002
Puregold Price Club, Inc. (Philippines)	76,000	76,122
Total Consumer Staples		413,591
Energy - 1.2%
OMV Petrom, S.A. (Romania)	1,150,000	84,589
Financials - 21.6%
Bank Tabungan Negara Persero Tbk PT (Indonesia)	410,000	107,883
Banregio Grupo Financiero, SAB de CV (Mexico)	21,000	115,037
City Union Bank, Ltd. (India)	30,000	84,494
Commercial International Bank Egypt, S.A.E. (Egypt)	17,000	73,984
Dewan Housing Finance Corp., Ltd. (India)	10,000	91,137
Edelweiss Financial Services, Ltd. (India)	18,000	83,622
Egypt Kuwait Holding Co., S.A.E. (Egypt)	130,000	110,678
Grupo Supervielle, S.A., Sponsored ADR (Argentina)	3,000	87,960
Hatton National Bank PLC (Sri Lanka)	45,000	72,997

	Shares	Value
Intercorp Financial Services, Inc. (Peru)	2,300	$88,550
Inversiones La Construccion, S.A. (Chile)	3,000	56,719
KIWOOM Securities Co., Ltd. (South Korea)	600	49,048
KRUK, S.A. (Poland)	1,000	75,123
Security Bank Corp. (Philippines)	13,000	65,469
TBC Bank Group PLC (Georgia)	3,200	75,625
TMB Bank PCL (Thailand)	1,200,000	111,200
Unifin Financiera, SAB de CV SOFOM ENR (Mexico)	17,300	58,932
Value Partners Group, Ltd. (Hong Kong)	80,000	84,798
Total Financials		1,493,256
Health Care - 6.9%
China Resources Phoenix Healthcare Holdings Co., Ltd. (China)	60,000	75,583
i-SENS, Inc. (South Korea)	4,500	106,310
Life Healthcare Group Holdings, Ltd. (South Africa)	61,000	136,816
Medy-Tox, Inc. (South Korea)	240	108,707
Sihuan Pharmaceutical Holdings Group, Ltd. (China)	140,000	50,249
Total Health Care		477,665
Industrials - 12.6%
AirAsia Bhd (Malaysia)	85,000	70,361
AKR Corporindo Tbk PT (Indonesia)	120,000	56,164
Ashok Leyland, Ltd. (India)	30,000	55,979
AviChina Industry & Technology Co., Ltd., Class H (China)	100,000	53,246
Bizlink Holding, Inc. (United States)	9,000	83,625
Blue Label Telecoms, Ltd. (South Africa)	65,000	78,595
DMCI Holdings, Inc. (Philippines)	200,000	57,692
IRB Infrastructure Developers, Ltd. (India)	30,000	111,618
John Keells Holdings PLC (Sri Lanka)	80,000	77,394
KAP Industrial Holdings, Ltd. (South Africa)	140,000	89,957
Mytilineos Holdings, S.A. (Greece)*	12,000	131,599
Total Industrials		866,230
Information Technology - 12.1%
Chroma ATE, Inc. (Taiwan)	11,000	59,678
Ennoconn Corp. (Taiwan)	9,000	135,639
Kingsoft Corp., Ltd. (China)	35,000	115,961
Koh Young Technology, Inc. (South Korea)	700	53,944
Linx, S.A. (Brazil)	11,000	71,032
Sinbon Electronics Co., Ltd. (Taiwan)	37,000	107,083
SONDA, S.A. (Chile)	45,000	89,503
Vakrangee, Ltd. (India)	18,000	118,271

The accompanying notes are an integral part of these financial statements.
9

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 12.1% (continued)
WONIK IPS Co., Ltd. (South Korea)*	2,700	$83,845
Total Information Technology		834,956
Materials - 3.3%
CEMEX Latam Holdings, S.A. (Colombia)*	22,000	81,087
Duratex, S.A. (Brazil)	35,000	97,073
Ezz Steel (Egypt)*	45,000	51,983
Total Materials		230,143
Real Estate - 7.2%
BR Properties, S.A. (Brazil)	30,000	95,867
Grivalia Properties REIC AE, REIT (Greece)	7,800	86,101
IRSA Inversiones y Representaciones, S.A.,
Sponsored ADR (Argentina)	2,000	59,200
Medinet Nasr Housing (Egypt)	113,000	68,131
Palm Hills Developments, SAE (Egypt)*	300,000	66,479
The Phoenix Mills, Ltd. (India)	12,000	117,871
Total Real Estate		493,649
Telecommunication Services - 1.1%
Tower Bersama Infrastructure Tbk PT (Indonesia)	161,500	76,312
Total Common Stocks (Cost $5,503,596)		6,621,542
Preferred Stock - 1.5%
Financials - 1.5%
Banco Davivienda, S.A., Preference (Colombia)	10,000	101,191
Total Preferred Stock (Cost $102,861)		101,191
Rights - 0.0%
Industrials - 0.0%
Bizlink Holdings, Inc., Strike $210, Expiration 01/09/18 (United States)* (Cost $0)	187	418

	Shares	Value
Participation Notes - 2.2%
Consumer Staples - 2.2%
Masan Group Corp., 12/12/18 (JP Morgan) (Netherlands)	37,000	$124,506
Masan Group Corp., 12/17/18 (Morgan Stanley) (Vietnam)	8,000	26,920
Total Participation Notes (Cost $83,882)		151,426
Short-Term Investments - 0.3%
Other Investment Companies - 0.3%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18%[2]	23,195	23,195
Total Short-Term Investments (Cost $23,195)		23,195
Total Investments - 99.9% (Cost $5,713,534)		6,897,772
Other Assets, less Liabilities - 0.1%		8,625
Net Assets - 100.0%		$6,906,397

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2017, the value of these securities amounted to $136,513 or 2.0% of net assets.
[2]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.
10

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2†	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,037,411	$613,740	—	$1,651,151
Financials	839,870	653,386	—	1,493,256
Industrials	592,392	273,838	—	866,230
Information Technology	214,479	620,477	—	834,956
Real Estate	493,649	—	—	493,649
Health Care	245,523	232,142	—	477,665
Consumer Staples	413,591	—	—	413,591
Materials	178,160	51,983	—	230,143
Energy	84,589	—	—	84,589
Telecommunication Services	—	76,312	—	76,312
Preferred Stock
Financials	101,191	—	—	101,191
Rights
Industrials	—	418	—	418
Participation Notes
Consumer Staples	—	151,426	—	151,426
Short-Term Investments
Other Investment Companies	23,195	—	—	23,195

Total Investments in Securities	$4,224,050	$2,673,722	—	$6,897,772

†	As a result of the fair valuation policy utilized by the Fund, certain international equity securities may be level 2 and could result in transfers between level 1 to level 2. (See Note 1(a) in the Notes to Financial Statements.)

As of December 31, 2017, the Fund had transfers between level 1 and level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2[1]
Assets:
Common Stocks	$579,890	$(77,096)	$77,096	$(579,890)

1 As a result of the fair valuation policy utilized by the Fund, certain international equity securities may be level 2 and could result in transfers between level 1 to level 2. (See Note 1(a) in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.
11

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments (continued)

Country	% of Long-Term Investments
Argentina	3.8
Brazil	6.8
Chile	3.5
China	5.6
Colombia	2.7
Egypt	8.7
Georgia	1.1
Greece	4.7
Hong Kong	2.5
India	12.2
Indonesia	4.9
Malaysia	1.0
Mexico	2.5
Netherlands	1.8
Peru	2.5
Philippines	2.9
Poland	1.1
Romania	1.2
South Africa	6.0
South Korea	11.2
Sri Lanka	2.2
Taiwan	6.8
Thailand	2.7
United States	1.2
Vietnam	0.4
100.0

The accompanying notes are an integral part of these financial statements.
12

Statement of Assets and Liabilities December 31, 2017

AMG TimesSquare Emerging Markets Small Cap Fund
Assets:
Investments at Value*	$6,897,772
Foreign currency**	106
Receivable for investments sold	50,529
Dividend, interest and other receivables	5,810
Receivable from affiliate	22,083
Prepaid expenses	19,880
Total assets	6,996,180
Liabilities:
Payable for foreign capital gains tax	30,137
Accrued expenses:
Investment advisory and management fees	5,378
Administrative fees	849
Distribution fees	9
Shareholder service fees	29
Professional fees	27,914
Trustee fees and expenses	89
Other	25,378
Total liabilities	89,783

Net Assets	$6,906,397
* Investments at cost	$5,713,534
** Foreign currency at cost	$106

The accompanying notes are an integral part of these financial statements.
13

Statement of Assets and Liabilities (continued)

AMG TimesSquare Emerging Markets Small Cap Fund
Net Assets Represent:
Paid-in capital	$5,763,492
Distribution in excess of net investment income	(24,670)
Accumulated net realized gain from investments	13,445
Net unrealized appreciation on investments	1,154,130
Net Assets	$6,906,397

Class N:
Net Assets	$42,754
Shares outstanding	3,469
Net asset value, offering and redemption price per share	$12.32
Class I:
Net Assets	$13,351
Shares outstanding	1,081
Net asset value, offering and redemption price per share	$12.35
Class Z:
Net Assets	$6,850,292
Shares outstanding	554,794
Net asset value, offering and redemption price per share	$12.35

The accompanying notes are an integral part of these financial statements.
14

Statement of Operations For the fiscal year ended December 31, 2017

AMG TimesSquare Emerging Markets Small Cap Fund
Investment Income:
Dividend income	$111,009
Securities lending income	166
Foreign withholding tax	(10,501)
Total investment income	100,674
Expenses:
Investment advisory and management fees	53,683
Administrative fees	8,476
Distribution fees - Class N	49
Shareholder servicing fees - Class N	29
Professional fees	37,184
Registration fees	22,178
Transfer agent fees	861
Custodian fees	32,781
Reports to shareholders	19,226
Amortization of offering costs	80,814
Trustee fees and expenses	270
Miscellaneous	3,857
Total expenses before offsets	259,408
Expense reimbursements	(188,695)
Net expenses	70,713

Net investment income	29,961
Net Realized and Unrealized Gain:
Net realized gain on investments[1]	464,704
Net realized loss on foreign currency transactions	(13,712)
Net change in unrealized appreciation/depreciation on investments	1,149,155
Net change in unrealized appreciation/depreciation on foreign currency translations	(30,093)
Net realized and unrealized gain	1,570,054

Net increase in net assets resulting from operations	$1,600,015

[1]	Net of foreign capital gains tax withheld of $7,565.

The accompanying notes are an integral part of these financial statements.
15

Statements of Changes in Net Assets For the fiscal periods ended December 31

	AMG TimesSquare Emerging Markets Small Cap Fund
	2017	2016*
Increase in Net Assets Resulting From Operations:
Net investment income	$29,961	$2,057
Net realized gain (loss) on investments	450,992	(2,698)
Net change in unrealized appreciation/depreciation on investments	1,119,062	35,068
Net increase in net assets resulting from operations	1,600,015	34,427
Distributions to Shareholders:
From net investment income:
Class N	(469)	—
Class I	(161)	—
Class Z	(82,986)	—
From net realized gain on investments:
Class N	(2,663)	—
Class I	(829)	—
Class Z	(426,772)	—
Total distributions to shareholders	(513,880)	—
Capital Share Transactions:[1]
Net increase from capital share transactions	1,572,957	4,212,878

Total increase in net assets	2,659,092	4,247,305
Net Assets:
Beginning of period	4,247,305	—
End of period	$6,906,397	$4,247,305
End of period distribution in excess of net investment income	$(24,670)	$(327)

*	Commencement of operations was on December 15, 2016.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.
16

AMG TimesSquare Emerging Markets Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class N	2017*
Net Asset Value, Beginning of Period	$10.94
Income from Investment Operations:
Net investment income[1,2]	0.03
Net realized and unrealized gain on investments	2.33
Total income from investment operations	2.36
Less Distributions to Shareholders from:
Net investment income	(0.15)
Net realized gain on investments	(0.83)
Total distributions to shareholders	(0.98)
Net Asset Value, End of Period	$12.32
Total Return[2,3]	21.72%[4]
Ratio of net expenses to average net assets	1.65%[5]
Ratio of gross expenses to average net assets[6]	5.02%[5]
Ratio of net investment income to average net assets[2]	0.28%[5]
Portfolio turnover	81%
Net assets end of period (000’s) omitted	$43

17

AMG TimesSquare Emerging Markets Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,

Class I	2017	2016**
Net Asset Value, Beginning of Period	$10.05	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.06	0.01
Net realized and unrealized gain on investments	3.23	0.04
Total income from investment operations	3.29	0.05
Less Distributions to Shareholders from:
Net investment income	(0.16)	–
Net realized gain on investments	(0.83)	–
Total distributions to shareholders	(0.99)	–
Net Asset Value, End of Period	$12.35	$10.05
Total Return[2,3]	32.85%	0.50%[4]
Ratio of net expenses to average net assets	1.25%	1.34%[5]
Ratio of gross expenses to average net assets[6]	4.59%	7.09%[5,7]
Ratio of net investment income to average net assets[2]	0.53%	1.27%[5]
Portfolio turnover	81%	0%[4]
Net assets end of period (000’s) omitted	$13	$10

18

AMG TimesSquare Emerging Markets Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,
Class Z	2017	2016 **
Net Asset Value, Beginning of Period	$10.05	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.06	0.01
Net realized and unrealized gain on investments	3.23	0.04
Total income from investment operations	3.29	0.05
Less Distributions to Shareholders from:
Net investment income	(0.16)	–
Net realized gain on investments	(0.83)	–
Total distributions to shareholders	(0.99)	–
Net Asset Value, End of Period	$12.35	$10.05
Total Return[2,3]	32.85%	0.50%[4]
Ratio of net expenses to average net assets	1.25%	1.34%[5]
Ratio of gross expenses to average net assets[6]	4.59%	7.09%[5,7]
Ratio of net investment income to average net assets[2]	0.53%	1.27%[5]
Portfolio turnover	81%	0%[4]
Net assets end of period (000’s) omitted	$6,850	$4,237

*	Commencement of operations was on February 27, 2017.
**	Commencement of operations was on December 15, 2016.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Not annualized.
[5]	Annualized.
[6]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
[7]	Ratio does not reflect the annualization of audit, excise tax and organization expenses.

19

Notes to Financial Statements December 31, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the AMG TimesSquare Emerging Markets Small Cap Fund (the “Fund”). The Fund’s commencement of operations was on December 15, 2016.

The Fund offers three classes of shares: Class N, which commenced operations on February 27, 2017, Class I and Class Z. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.

Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield

20

Notes to Financial Statements (continued)

curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to expenses disallowed for tax purposes, tax adjustments on passive foreign investment companies sold and gains/losses on foreign currency. Temporary differences are due to mark-to-market of passive foreign investment companies.

The tax character of distributions paid during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows:

Distributions paid from:	2017	2016
Ordinary income	$83,616	—
Short-term capital gains	429,537	—
Long-term capital gains	724	—

	$513,877	—

As of December 31, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	$25,747
Undistributed short-term capital gains	13,445
Undistributed long-term capital gains	—
Late-year loss deferral	—

At December 31, 2017, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Cost	Appreciation	Depreciation	Net
$5,763,951	$1,245,931	$(142,218)	$1,103,713

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Notes to Financial Statements (continued)

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2017, and for all open tax years, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2017, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended December 31, 2018, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The Fund will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the fiscal years ended December 31, 2017 and December 31, 2016, the Fund received no redemption fees.

For the fiscal periods ended December 31, 2017 and December 31, 2016, the capital stock transactions by class for the Fund were as follows:

	December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount
Class N:

Proceeds from sale of shares	3,212	$37,517	—	—

Reinvestment of distributions	257	3,131	—	—

Net increase	3,469	$40,648	—	—

Class I:

Proceeds from sale of shares	—	—	1,000	$10,000

Reinvestment of distributions	81	$991	—	—

Net increase	81	$991	1,000	$10,000

Class Z:

Proceeds from sale of shares	93,198	$1,043,026	421,615	$4,202,977

Reinvestment of distributions	39,991	488,292	—	—

Cost of shares repurchased	—	—	(10)	(99)

Net increase	133,189	$1,531,318	421,605	$4,202,878

At December 31, 2017, certain unaffiliated shareholders of record individually or collectively held greater than 10% of the net assets of the Fund as follows: four own 80%. Transactions by these shareholders may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the

“Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements

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Notes to Financial Statements (continued)

and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2017, the Fund did not hold repurchase agreements or joint repurchase agreements.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

k. ORGANIZATIONAL AND OFFERING COSTS

The Investment Manager incurred and directly paid organizational and offering costs on behalf of the Fund in the amount of $89,627, which will be repaid by the Fund for the full amount thereof. Offering costs in the amount of $80,814 were expensed during the fiscal year ended December 31, 2017.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated

Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2017, the Fund paid an investment management fee at the annual rate of 0.95% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 1.25% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from the Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2017, the Fund’s expiration of recoupment is as follows:

Expiration
Period
Within 2 years	$33,065
Within 3 years	188,695

Total Amount Subject to Recoupment	$221,760

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be

23

Notes to Financial Statements (continued)

continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N.

For the Class N and Class I shares of Fund, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net asset value as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2017, were as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred
Class N	0.15%	0.15%
Class I	0.15%	—

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2017, the Fund did not borrow from nor lend to any other fund in the AMG Funds family.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2017, were $5,693,920 and $4,426,977, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2017.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2017, there were no securities on loan.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program, and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4. At December 31, 2017, the Fund had no open Repurchase Agreements that were subject to a master netting agreement.

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Notes to Financial Statements (continued)

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. Effective August 1, 2017, the Fund has adopted these amendments and noted no significant impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require an additional disclosure in or adjustment of the Fund’s financial statements.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG TIMESSQUARE EMERGING MARKETS SMALL CAP FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG TimesSquare Emerging Markets Small Cap Fund (one of the funds constituting AMG Funds, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for the year ended December 31, 2017 and for the period December 15, 2016 (commencement of operations) through December 31, 2016, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 2017 and for the period December 15, 2016 (commencement of operations) through December 31, 2016 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2018

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

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Other Information

TAX INFORMATION

AMG TimesSquare Emerging Markets Small Cap Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2017 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the calendar year.

In accordance with federal tax law, AMG TimesSquare Emerging Markets Small Cap Fund elected to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its period ended December 31, 2017:

▶The total amount of taxes paid and income sourced from foreign countries was $18,074 and $108,839, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG TimesSquare Emerging Markets Small Cap Fund hereby designates $724 as a capital gain distribution with respect to the taxable year ended December 31, 2017, or if subsequently determined to be different, the net capital gains of such year.

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AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 61 Funds in Fund Complex	Bruce B. Bingham, 69 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 61 Funds in Fund Complex

Edward J. Kaier, 72

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex

Kurt A. Keilhacker, 54

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 • Oversees 61 Funds in Fund Complex

Steven J. Paggioli, 67

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex	Richard F. Powers III, 72 Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 1999 • Oversees 63 Funds in Fund Complex

Eric Rakowski, 59

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex	Victoria L. Sassine, 52 Lecturer, Babson College (2007 – Present).

• Trustee since 2004 • Oversees 61 Funds in Fund Complex

Thomas R. Schneeweis, 70

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for GlobalAsset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

28

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 63 Funds in Fund Complex

Christine C. Carsman, 65

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 50

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 59

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 53

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

29

AMG Funds Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• Controller since 2017

Christopher R. Townsend, 50

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 43

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 32

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

30

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Investment Manager and

Administrator

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

Distributor

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

Subadvisor

TimesSquare Capital Management, LLC

7 Times Square

42nd Floor

New York, NY 10036

Custodian

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com	33

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

amgfunds.com	123117 AR083

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG Funds	Fiscal 2017	Fiscal 2016
AMG GW&K Municipal Enhanced Yield Fund	$35,946	$28,533
AMG GW&K Small Cap Core Fund	$31,786	$21,983
AMG GW&K Municipal Bond Fund	$50,385	$33,209
AMG GW&K Small/Mid Cap Fund	$29,086	$20,763
AMG Managers Skyline Special Equities Fund	$45,051	$25,016
AMG TimesSquare Mid Cap Growth Fund	$53,528	$27,692
AMG TimesSquare Small Cap Growth Fund	$41,959	$23,279
AMG TimesSquare International Small Cap Fund	$32,079	$26,334
AMG TimesSquare Emerging Markets Small Cap Fund	$29,437	$16,000
AMG Renaissance Large Cap Growth Fund	$24,754	$19,980
AMG Renaissance International Equity Fund	$24,398	$21,722
AMG Yacktman Focused Fund	$99,340	$28,360
AMG Yacktman Fund	$157,278	$29,479
AMG Yacktman Special Opportunities Fund	$29,572	$25,182
AMG Yacktman Focused Fund-Security Selection Only	$16,313	$0
AMG Chicago Equity Partners Small Cap Value Fund	$30,384	$16,906

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in their two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG Funds	Fiscal 2017	Fiscal 2016
AMG GW&K Municipal Enhanced Yield Fund	$8,196	$8,196
AMG GW&K Small Cap Core Fund	$7,369	$7,369
AMG GW&K Municipal Bond Fund	$8,196	$8,196
AMG GW&K Small/Mid Cap Fund	$7,453	$7,453
AMG Managers Skyline Special Equities Fund	$7,369	$7,369
AMG TimesSquare Mid Cap Growth Fund	$7,369	$7,369
AMG TimesSquare Small Cap Growth Fund	$7,369	$7,369
AMG TimesSquare International Small Cap Fund	$8,236	$8,236
AMG TimesSquare Emerging Markets Small Cap Fund	$7,412	$3,496
AMG Renaissance Large Cap Growth Fund	$9,369	$7,369
AMG Renaissance International Equity Fund	$8,283	$8,283
AMG Yacktman Focused Fund	$8,196	$8,196
AMG Yacktman Fund	$8,196	$8,196
AMG Yacktman Special Opportunities Fund	$7,653	$7,653
AMG Yacktman Focused Fund-Security Selection Only	$5,740	$0
AMG Chicago Equity Partners Small Cap Value Fund	$7,453	$7,453

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2017 and $0 for fiscal 2016, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1)According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2017 and 2016 for non-audit services rendered to the Funds and Fund Service Providers were $222,059 and $144,603, respectively. For the fiscal year ended December 31, 2017, this amount reflects the amounts disclosed above in Item 4(b), (c),(d), plus $98,200 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,400 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	March 9, 2018

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	March 9, 2018